485BPOS		File Nos. 333-182987
Allianz Vision (ALIP)		811-05618
		Class I.D. C000119016
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.	19	X
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.	504	X

(Check appropriate box or boxes.)
ALLIANZ LIFE VARIABLE ACCOUNT B
(Exact Name of Registrant)

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
(Name of Depositor)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297
(Address of Depositor's Principal Executive Offices) (Zip Code)

(763) 765-2913
(Depositor's Telephone Number, including Area Code)

Stewart D. Gregg, Senior Securities Counsel
Allianz Life Insurance Company of North America
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check the appropriate box):
immediately upon filing pursuant to paragraph (b) of Rule 485
x		on May 1, 2018 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Approximate Date of the Proposed Public Offering: May 1, 2018
Titles of Securities Being Registered: Individual Flexible Purchase Payment Variable Deferred Annuity Contracts

PART A – PROSPECTUS

ALLIANZ VISIONSM VARIABLE ANNUITY CONTRACT issued on or after April 29, 2013
Issued by Allianz Life® Variable Account B and Allianz Life Insurance Company of North America (Allianz Life®, we, us, our)
This prospectus describes all material rights and obligations of purchasers under an individual flexible purchase payment variable deferred annuity contract (Contract) issued by Allianz Life Insurance Company of North America (Allianz Life®, we, us, our).

The Base Contract offers you, the Owner, standard features including: multiple variable investment options (Investment Options) and annuitization options (Annuity Options), a free withdrawal privilege, a seven-year withdrawal charge period, and a death benefit (Traditional Death Benefit). The Contract offers the following optional benefits for an additional charge. Defined terms for all optional benefits are included in the Glossary.
Currently Available Benefits
•
Income Protector provides guaranteed lifetime income (Lifetime Plus Payments) until annuitization. We base payments on a value (Benefit Base) that is at least equal to total Purchase Payments adjusted for withdrawals plus a quarterly simple interest increase (Annual Increase). Income Protector is described in section 11.a.

Income Protector allows access to your investment value (Contract Value) and death benefit for a period of time after payments begin. Payments can begin once the minimum exercise age is met, or as late as age 90. If we require you to annuitize your Contract while you are receiving Lifetime Plus Payments, which may occur as early as age 90 or as late as age 100, we provide an annuity option with payments at least equal to the Lifetime Plus Payments you are then receiving as described in section 9, The Annuity Phase – When Annuity Payments Begin.
•
Quarterly Value Death Benefit locks in any quarterly investment gains (Quarterly Anniversary Value) to potentially provide an increased death benefit. Quarterly Value Death Benefit is described in section 11.b.

•
Bonus Option provides a 6% bonus on the money you put into the Contract (Purchase Payments) subject to a vesting schedule. Bonus annuity contracts generally have higher charges than contracts without a bonus and therefore, the charges may be greater than the bonus. Bonus Option is described in section 11.c.

If you select the Quarterly Value Death Benefit, you must also select Income Protector (an Additional Required Benefit). However, you can select Income Protector separately without selecting the Quarterly Value Death Benefit. If you select Income Protector, we restrict your Investment Option selection and allocations and rebalance your Contract Value quarterly. Withdrawals reduce the guaranteed values provided by the Quarterly Value Death Benefit and Income Protector, and may cause these benefits to end prematurely. For optional benefit availability, see section 11, Selection of Optional Benefits and check with your Financial Professional, the person who provided you advice regarding this Contract. For information on the rates used to calculate the guaranteed values and benefits for Income Protector, please see the Rate Sheet Supplement. Please see Appendix H of this prospectus for information regarding the rates for previously available Income Protector riders issued before May 1, 2018.
Previously Available Benefits
•
Income Focus provides guaranteed lifetime income (Income Focus Payments, which are similar to Lifetime Plus Payments) until annuitization. We base payments on a percentage of adjusted Purchase Payments, and that percentage can potentially increase by 1% each year if your Contract Value increases. Income Focus was available from April 29, 2013 through April 24, 2015 and is described in Appendix F.

•
Investment Protector provides a level of protection for your principal and any annual investment gains (Target Value), on a future date if you hold the Contract for the required period. Investment Protector was available from April 29, 2013 through October 16, 2016 and is described in Appendix G.

All guarantees under the Contract are the obligations of Allianz Life and are subject to the claims paying ability and financial strength of Allianz Life.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and Allianz Life that you ought to know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to give you different information.
The primary purpose of this prospectus is to offer the product for sale; it is not intended to constitute a suitability recommendation or fiduciary advice. Please consult your Financial Professional for a specific recommendation to purchase the Contract.
Allianz Life Variable Account B is the Separate Account that holds the assets that underlie the Contract. Additional information about the Separate Account has been filed with the Securities and Exchange Commission (SEC) and is available upon written or oral request without charge, or on the EDGAR database on the SEC's website (www.sec.gov). A Statement of Additional Information (SAI) dated the same date as this prospectus includes additional information about the annuity offered by this prospectus. The SAI is incorporated by reference into this prospectus. The SAI is filed with the SEC and is available without charge by contacting us at the telephone number or address listed at the back of this prospectus. The SAI's table of contents appears after the Privacy and Security Statement in this prospectus. The prospectus, SAI and other Contract information are also available on the EDGAR database.
The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal. Variable annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask your Financial Professional about the Contract's features, benefits, risks, and fees, and whether the Contract is appropriate for you based upon your financial situation and objectives.
Dated: May 1, 2018
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

Versions of Optional Benefits That Are No Longer Available
The prospectus appendices include information on features and charges for the following versions of benefits we no longer offer. The benefit version identifier (for example, (07.12)) is located in your rider.
Appendix	Benefit Version No Longer Available	Available From	Available Through
D	Original Traditional Death Benefit(1)	November 20, 2012	April 26, 2013
E	Original Quarterly Value Death Benefit(1)	November 20, 2012	April 26, 2013
F	Income Focus	April 29, 2013	April 24, 2015
G	Investment Protector (07.12)	April 29, 2013	July 19, 2013
	Investment Protector (07.13)	July 22, 2013	April 24, 2015
	Investment Protector (04.15)	April 27, 2015	April 22, 2016
	Investment Protector (04.16)	April 25, 2016	May 2, 2016
	Investment Protector (05.16)	May 3, 2016	June 6, 2016
	Investment Protector (06.16)	June 7, 2016	July 4, 2016
	Investment Protector (07.16)	July 5, 2016	August 1, 2016
	Investment Protector (08.16)	August 2, 2016	September 5, 2016
	Investment Protector (09.16)	September 6, 2016	October 3, 2016
	Investment Protector (10.16)	October 4, 2016	October 16, 2016
H	Income Protector (10.12)	April 29, 2013	April 24, 2015
	Income Protector (04.15)	April 27, 2015	April 22, 2016
	Income Protector (04.16)	April 25, 2016	May 2, 2016
	Income Protector (05.16)	May 3, 2016	June 6, 2016
	Income Protector (06.16)	June 7, 2016	July 4, 2016
	Income Protector (07.16)	July 5, 2016	August 1, 2016
	Income Protector (08.16)	August 2, 2016	September 5, 2016
	Income Protector (09.16)	September 6, 2016	October 3, 2016
	Income Protector (10.16)vs1	October 4, 2016	October 16, 2016
	Income Protector (10.16)vs2	October 17, 2016	October 31, 2016
	Income Protector (11.16)	November 1, 2017	December 5, 2016
	Income Protector (12.16)	December 6, 2017	January 2, 2017
	Income Protector (01.17)	January 3, 2017	February 6,2017
	Income Protector (02.17)	February 7, 2017	March 6, 2017
	Income Protector (03.17)	March 7, 2017	April 3, 2017
	Income Protector (04.17)	April 4, 2017	April 30, 2017
	Income Protector (05.17)	May 1, 2017	June 5, 2017
	Income Protector (06.17)	June 6, 2017	July 4, 2017
	Income Protector (07.17)	July 5, 2017	July 31, 2017
	Income Protector (08.17)	August 1, 2017	September 5, 2017
	Income Protector (09.17)	September 6, 2017	October 2, 2017
	Income Protector (10.17)	October 3, 2017	November 6, 2017
	Income Protector (11.17)	November 7, 2017	December 4, 2017
	Income Protector (12.17)	December 5, 2017	January 2, 2018
	Income Protector (01.18)	January 3, 2018	February 5, 2018
	Income Protector (02.18)	February 6, 2018	March 5, 2018
	Income Protector (03.18)	March 6, 2018	April 2, 2018
	Income Protector (04.18)	April 3, 2018	April 30, 2018
(1)	This death benefit was available in some states until July 19, 2013 or October 11, 2013 as indicated in Appendix D and Appendix E.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

If you select Income Protector, we restrict your Investment Option selection and allocations, and rebalance your Contract Value allocations quarterly.
All of the open Investment Options below are available to a Contract without Income Protector. See Appendix F and G for the Investment Options available with previously available versions of Income Focus and Investment Protector.
OPEN INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT	CLOSED INVESTMENT OPTIONS(2)
ALLIANZ
RCM Dynamic Multi-Asset Plus VIT Portfolio(1)
ALLIANZ FUND OF FUNDS
AZL® Balanced Index Strategy Fund
AZL® DFA Multi-Strategy Fund
AZL® Moderate Index Strategy Fund
AZL® MVP Balanced Index Strategy Fund(1)
AZL® MVP BlackRock Global Strategy Plus Fund(1)
AZL® MVP DFA Multi-Strategy Fund(1)
AZL MVP FusionSM Dynamic Balanced Fund(1)
AZL MVP FusionSM Dynamic Conservative Fund(1)
AZL MVP FusionSM Dynamic Moderate Fund(1)
AZL® MVP Growth Index Strategy Fund(1)
AZL® MVP Fidelity Institutional Asset Management® Multi-Strategy Fund(1)
AZL® MVP Moderate Index Strategy Fund(1)
AZL® MVP T. Rowe Price Capital Appreciation Plus Fund(1)
BLACKROCK
AZL® Enhanced Bond Index Fund(1)
AZL® Government Money Market Fund(1)
AZL® International Index Fund
AZL® Mid Cap Index Fund
AZL® MSCI Emerging Markets Equity Index Fund
AZL® MSCI Global Equity Index Fund
AZL® Russell 1000 Growth Index Fund
AZL® Russell 1000 Value Index Fund
AZL® S&P 500 Index Fund
AZL® Small Cap Stock Index Fund

DIMENSIONAL
AZL® DFA Five-Year Global Fixed Income Fund(1)
FIDELITY
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL® Fidelity Institutional Asset Management® Total Bond Fund(1)
GATEWAY
AZL® Gateway Fund
J.P. MORGAN
JPMorgan Insurance Trust Core Bond Portfolio(1)
METWEST
AZL®  MetWest Total Return Bond Fund(1)
MFS
MFS VIT Total Return Bond Portfolio(1)
MORGAN STANLEY
AZL® Morgan Stanley Global Real Estate Fund
PIMCO
PIMCO VIT Balanced Allocation Portfolio(1)
PIMCO VIT CommodityRealReturn® Strategy Portfolio
PIMCO VIT Global Core Bond (Hedged) Portfolio(1)
PIMCO VIT Long-Term U.S. Government Portfolio
PIMCO VIT StocksPLUS® Global Portfolio
PIMCO VIT Total Return Portfolio(1)
T. ROWE PRICE
AZL® T. Rowe Price Capital Appreciation Fund

BLACKROCK
BlackRock Global Allocation V.I. Fund
DAVIS
Davis VA Financial Portfolio
FIDELITY
Fidelity VIP FundsManager® 50% Portfolio
Fidelity VIP FundsManager® 60% Portfolio
FRANKLIN TEMPLETON
Franklin Founding Funds Allocation VIP Fund
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Franklin U.S. Government Securities VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund
PIMCO
PIMCO VIT All Asset Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Unconstrained Bond Portfolio

(1)	These Investment Options are available with the current version of Income Protector.
(2)
These Investment Options were not available to Contracts issued on or after October 16, 2017, or to any version of Income Protector available on or after October 16, 2017. For Contracts issued on or before October 13, 2017, these Investment Options are  now closed and are no longer available for selection. Assets in closed Investment Options will remain in those Investment Options until we receive alternate instructions from you, or in the event that we elect to effect a substitution into alternate Investment Options. Closed Investment Options are treated differently in Contracts that include one of the following optional living benefits: Investment Protector or Income Protector versions available on or before October 13, 2017.

-	If your Contract does not include one of these optional living benefits, we no longer allow assets to move into a closed Investment Option either by Purchase Payment or transfer.
-
If your Contract includes one of these optional living benefits, closed Investment Options remain in your future Purchase Payment allocation instructions, continue to be subject to the automatic quarterly asset rebalancing transfers associated with your living benefit, and remain in an active AIP or DCA program unless you provide us with alternate instructions. However, you cannot request to transfer into these closed Investment Options and if you change your future Purchase Payment allocation instructions, the closed Investment Options will no longer be available to you.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

TABLE OF CONTENTS
Glossary		6
Fee Tables		11
	Owner Transaction Expenses	11
	Owner Periodic Expenses	11
	Contract Annual Expenses	12
	Annual Operating Expenses of the Investment Options	13
	Examples	14
1.	The Variable Annuity Contract	15
	State Specific Contract Restrictions	16
	When The Contract Ends	16
2.	Owners, Annuitants, and Other Specified Persons	17
	Owner	17
	Joint Owners	17
	Annuitant	17
	Determining Life (Lives)	18
	Beneficiary	18
	Covered Person(s)	18
	Payee	19
	Assignments, Changes of Ownership and Other Transfers of Contract Rights	19
3.	Purchasing the Contract	20
	Purchase Requirements	20
	Applications Sent Electronically	21
	Allocation of Purchase Payments	22
	Automatic Investment Plan (AIP)	22
	Dollar Cost Averaging (DCA) Program	22
	Free Look/Right to Examine Period	23
4.	Valuing Your Contract	24
	Accumulation Units	24
	Computing Contract Value and Bonus Value	24
5.	Investment Options	25
	Substitution and Limitation on Further Investments	32
	Transfers Between Investment Options	32
	Electronic Investment Option Transfer and Allocation Instructions	32
	Excessive Trading and Market Timing	33
	Flexible Rebalancing Program	35
	Financial Adviser Fees	35
	Voting Privileges	35
6.	Our General Account	36
7.	Expenses	36
	Mortality and Expense Risk (M&E) Charge	36
	Rider Charge	37
	Contract Maintenance Charge	39
	Withdrawal Charge	39
	Transfer Fee	41
	Premium Tax	41
	Income Tax	41
	Investment Option Expenses	41
8.	Access to Your Money	42
	Free Withdrawal Privilege	44
	Systematic Withdrawal Program	44
	Minimum Distribution Program and Required Minimum Distribution (RMD) Payments	44
	Waiver of Withdrawal Charge Benefit	45
	Suspension of Payments or Transfers	45
9.	The Annuity Phase	45
	Calculating Your Annuity Payments	45
	Annuity Payment Options	46
	When Annuity Payments Begin	47
10.	Death Benefit	48
	Death of the Owner and/or Annuitant	49
	Death Benefit Payment Options During the Accumulation Phase	49
11.	Selection of Optional Benefits	51
	Replacing Optional Benefits	52
11.a	Income Protector	53
	Selecting Income Protector	53
	Removing Income Protector	54
	Lifetime Plus Payment Overview	54
	Benefit Base	54
	Quarterly Anniversary Value	55
	Annual Increase	55
	Requesting Lifetime Plus Payments	56
	Calculating Your Lifetime Plus Payments	57
	Automatic Annual Lifetime Plus Payment Increases	59
	Rate Sheet Supplement	59
	Taxation of Lifetime Plus Payments	59
	Charge Lock Option	59
	Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing	62
	When Income Protector Ends	63
11.b	Quarterly Value Death Benefit	63
11.c	Bonus Option	65
12.	Taxes	65
	Qualified and Non-Qualified Contracts	66
	Taxation of Annuity Contracts	66
	Taxation of Lifetime Payments	67
	Tax-Free Section 1035 Exchanges	67
13.	Other Information	67
	Allianz Life	67
	The Separate Account	67
	Distribution	68
	Additional Credits for Certain Groups	69
	Administration/Allianz Service Center	69
	Legal Proceedings	70
	Financial Statements	70
	Status Pursuant to Securities Exchange Act of 1934	70
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

14.	Privacy Notice	71
15.	Table of Contents of the Statement of Additional Information (SAI)	72
	Appendix A – Annual Operating Expenses for Each Investment Option	73
	Appendix B – Condensed Financial Information	75
	Appendix C – Effects of Partial Withdrawals and Lifetime Payments on the Values Available Under the Contract	82
	Appendix D – Original Traditional Death Benefit	83
	Appendix E – Original Quarterly Value Death Benefit	83
	Appendix F – Income Focus	84
	Removing Income Focus	84
	Income Focus Payment Overview	85
	Total Income Value	85
	Income Values	86
	Income Value Percentages and Performance Increases	86
	Requesting Income Focus Payments	87
	Calculating Your Income Focus Payments	88
	Taxation of Income Focus Payments	89
	Charge Lock Option	89
	Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing	91
	When Income Focus Ends	92
	Appendix G – Investment Protector	93
	Removing Investment Protector	93
	Target Value Dates	94
	Target Value	95
	Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing	95
	When Investment Protector Ends	99
	Appendix H – Previous Versions of Income Protector	100
	Appendix I – Charge Lock Option Examples	102
	Income Protector	102
	Income Focus	102
	Appendix J – Additional Expense Examples	103
	For Service or More Information	104
	Our Service Center	104

GLOSSARY

This prospectus is written in plain English. However, there are some technical words or terms that are capitalized and are used as defined terms throughout the prospectus. For your convenience, we included this glossary to define these terms.
Accumulation Phase – the initial phase of your Contract before you apply your total Contract Value to Annuity Payments. The Accumulation Phase begins on the Issue Date.
Additional Required Benefit – an additional optional benefit you must have if you choose the Quarterly Value Death Benefit. Additional Required Benefits include Income Protector, Income Focus and Investment Protector. The only currently available Additional Required Benefit is Income Protector.
Annual Increase – an amount used to determine the Benefit Base under Income Protector before Lifetime Plus Payments begin as discussed in section 11.a. If selected at issue, it is initially equal to total Purchase Payments adjusted for withdrawals plus a quarterly simple interest increase. If selected after issue, it is initially equal to Contract Value on the Rider Effective Date excluding any Daily Transactions, adjusted for subsequent withdrawals and Purchase Payments plus a quarterly simple interest increase. On Quarterly Anniversaries this value is reset to equal the current Contract Value if greater, and we apply future quarterly simple interest to this reset value.
Annual Increase Percentage – the simple interest increase we apply quarterly to the Annual Increase under Income Protector as discussed in section 11.a. The Annual Increase Percentage for the Income Protector rider is stated in the Rate Sheet Supplement that you receive at the time you select the benefit and that is in effect on your Rider Effective Date. Please see Appendix H for the Annual Increase Percentage for previously available versions of Income Protector.
Annuitant – the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant, and can add a joint Annuitant for the Annuity Phase. There are restrictions on who can become an Annuitant.
Annuity Date – the date we process your request to begin making Annuity Payments to the Payee from the Contract.
Annuity Options – the annuity income options available to you under the Contract.
Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.
Annuity Phase – the phase the Contract is in once Annuity Payments begin.
Base Contract – the Contract without any optional benefits.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

Beneficiary – unless otherwise required by the Contract, the person(s) or entity the Owner designates to receive any death benefit.
Benefit Anniversary – a twelve-month anniversary of the Benefit Date, or any subsequent twelve-month Benefit Anniversary under Income Protector as discussed in section 11.a, or Income Focus as discussed in Appendix F.
Benefit Base – the amount we use to determine the initial annual maximum Lifetime Plus Payment under Income Protector as discussed in section 11.a.
Benefit Date – the date you begin receiving Lifetime Plus Payments under Income Protector as discussed in section 11.a, or Income Focus Payments under Income Focus as discussed in Appendix F.
Benefit Year – any period of twelve months beginning on the Benefit Date, or on a subsequent Benefit Anniversary under Income Protector as discussed in section 11.a, or Income Focus as discussed in Appendix F.
Bonus Option – an optional benefit available for an additional charge that provides a 6% bonus on Purchase Payments we receive before the older Owner reaches age 81 (subject to a three-year vesting schedule) as discussed in section 11.c. This benefit has an additional M&E charge and a higher and longer withdrawal charge schedule.
Bonus Value – if you have the Bonus Option, the total Contract Value plus any unvested bonus amounts.
Business Day – each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. Allianz Life is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.
Charge Lock Date – this is the date after which your Income Protector or Income Focus rider charge does not change.
Charge Lock Option – a rider that may be available to you if you have Income Protector or Income Focus and we increase your benefit's rider charge. The Charge Lock Option rider allows you to keep your benefit at the current rider charge, but with reduced guaranteed values and payments, and no opportunity for future payment increases. The Charge Lock Option rider for Income Protector is discussed in section 11.a, and for Income Focus it is discussed in Appendix F.
Contract – the individual flexible purchase payment variable deferred annuity contract described by this prospectus.
Contract Anniversary – a twelve-month anniversary of the Issue Date or any subsequent twelve-month Contract Anniversary.
Contract Value – on any Business Day, the sum of the values in your selected Investment Options. The Contract Value reflects the deduction of any contract maintenance charge, transfer fee, M&E charge and rider charge, but does not reflect the deduction of any withdrawal charge. If you have the Bonus Option, Contract Value includes only vested bonus amounts; it does not include unvested bonus amounts.
Contract Year – any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary.
Covered Person(s) – the person(s) upon whose age and lifetime(s) we base Lifetime Plus Payments under Income Protector or Income Focus Payments under Income Focus as discussed in section 2. There are restrictions on who can become a Covered Person.
Daily Transactions – On a Business Day, any additional Purchase Payments received, any withdrawals taken, or transfer fees deducted. Withdrawals include Lifetime Plus Payments, Income Focus Payments and Excess Withdrawals.
Determining Life (Lives) – the person(s) designated at Contract issue and named in the Contract on whose life we base the guaranteed Traditional Death Benefit or Quarterly Value Death Benefit.
Earliest Anniversary – the earliest available initial Target Value Date that you can select under Investment Protector as discussed in Appendix G. In the Contract the Earliest Anniversary is called the Earliest Target Value Anniversary. Appendix G also includes historical Earliest Anniversary rates for all versions of Investment Protector.
Excess Withdrawal – if you have Income Protector or Income Focus, the amount of any withdrawal you take while you are receiving Lifetime Plus Payments or Income Focus Payments that, when added to other withdrawals taken during the Benefit Year and your annual actual payment, is greater than your annual maximum permitted payment. Excess Withdrawals reduce your Contract Value and any guaranteed values, and may end your Contract. Income Protector is discussed in section 11.a, and Income Focus is discussed in Appendix F.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

Financial Professional – the person who advises you regarding the Contract.
Future Anniversary – the number of Rider Anniversaries that occur between the initial Target Value Date and each subsequent Target Value Date under Investment Protector as discussed in Appendix G. Appendix G also includes historical Future Anniversary rates for all versions of Investment Protector.
Good Order – a request is in "Good Order" if it contains all of the information we require to process the request. If we require information to be provided in writing, "Good Order" also includes providing information on the correct form, with any required certifications, guarantees and/or signatures, and received at our Service Center after delivery to the correct mailing, email, or website address, which are all listed at the back of this prospectus. If you have questions about the information we require, or whether you can submit certain information by fax, email or over the web, please contact our Service Center. If you send information by email or upload it to our website, we send you a confirmation number that includes the date and time we received your information.
Guarantee Percentage – a percentage we use to calculate the Target Value under Investment Protector as discussed in Appendix G. Appendix G also includes historical Guarantee Percentage rates for all versions of Investment Protector.
Guarantee Years – the maximum number of years that you can receive simple interest increases under the Annual Increase for Income Protector as discussed in section 11.a. The Guarantee Years for the Income Protector rider are stated in the Rate Sheet Supplement that you receive at the time you select the benefit and that is in effect on your Rider Effective Date. Please see Appendix H for the Guarantee Years for previously available versions of Income Protector.
Income Focus – an optional benefit described in Appendix F that is no longer available, has an additional rider charge and is intended to provide a payment stream for life in the form of partial withdrawals. Income Focus provides no payment until the younger Covered Person is at least age 60.
Income Focus Payment – the guaranteed lifetime income payment we make to you under Income Focus as discussed in Appendix F. The annual maximum Income Focus Payment is equal to the sum of all Income Values multiplied by their associated Income Value Percentages.
Income Protector – an optional benefit described in section 11.a that has an additional rider charge and is intended to provide a payment stream for life in the form of partial withdrawals. Income Protector provides no payment until the younger Covered Person meets the minimum exercise age. The minimum exercise age for the Income Protector is stated in the Rate Sheet Supplement that you receive at the time you select the benefit and that is in effect on your Rider Effective Date. Please see Appendix H for the minimum exercise age for previously available versions of Income Protector.
Income Value(s) – if you have Income Focus, we establish an Income Value for all Purchase Payments received in a specific time period that have the same associated Income Value Percentage as stated in Appendix F. We adjust each Income Value for subsequent withdrawals. A single Contract may have multiple Income Values. We use Income Value(s) to calculate the annual maximum Income Focus Payment.
Income Value Percentage(s) – a percentage we apply to each Income Value to determine the annual maximum Income Focus Payment under Income Focus. We establish a separate Income Value Percentage for each Income Value as discussed in Appendix F. Each Income Value Percentage can potentially increase by 1% each year if your Contract Value increases.
Increase Base – an amount we use to determine the Annual Increase under Income Protector as discussed in section 11.a. If selected at issue, it is initially equal to total Purchase Payments adjusted for withdrawals. If selected after issue, it is initially equal to Contract Value on the Rider Effective Date excluding any Daily Transactions, adjusted for subsequent withdrawals and Purchase Payments plus a quarterly simple interest increase. On Quarterly Anniversaries, if we reset the Annual Increase to equal the current Contract Value, we also reset the Increase Base to equal the current Contract Value.
Investment Options – the variable investments available to you under the Contract. Investment Option performance is based on the securities in which they invest.
Investment Protector – an optional benefit described in Appendix G that is no longer available, has an additional rider charge and is intended to provide a level of protection for your principal and any annual investment gains on a specific date in the future.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

Issue Date – the date shown on the Contract that starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date. We must receive your initial Purchase Payment and all necessary information before we issue the Contract.
Joint Owners – two Owners who own a Contract.
Last Increase Date – if you have Income Protector and select the Charge Lock Option rider, this is the date after which you no longer receive automatic increases to your guaranteed values and payments.
Last Performance Increase Date – if you have Income Focus and select the Charge Lock Option rider, this is the date after which your Income Value Percentages no longer receive Performance Increases.
Lifetime Plus Payment – the guaranteed lifetime income payment we make to you based on the Benefit Base under Income Protector as discussed in section 11.a.
Non-Qualified Contract – a Contract that is not purchased under a pension or retirement plan qualified for special tax treatment under sections of the Internal Revenue Code.
Owner – "you," "your" and "yours." The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.
Payee – the person or entity who receives Annuity Payments during the Annuity Phase.
Payment Percentages – a percentage we use to calculate the annual maximum Lifetime Plus Payment under Income Protector as discussed in section 11.a. The Payment Percentages table for the Income Protector rider is stated in the Rate Sheet Supplement that you receive at the time you select the benefit and that is in effect on your Rider Effective Date. Please see Appendix H for the Payment Percentages table for previous versions of Income Protector.
Performance Increase – a 1% annual increase to each Income Value Percentage under Income Focus if your annual Contract Value increases. A Performance Increase occurs for an Income Value Percentage only if it is associated with an Income Value we have had for at least one full Rider Year.
Purchase Payment – the money you put into the Contract.
Qualified Contract – a Contract purchased under a pension or retirement plan qualified for special tax treatment under sections of the Internal Revenue Code (for example, 401(a) and 401(k) plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA or 403(b) contracts). Currently, we issue Qualified Contracts that may include, but are not limited to Roth IRAs, Traditional IRAs and Simplified Employee Pension (SEP) IRAs.
Quarterly Anniversary – the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Anniversary.
Quarterly Anniversary Value – the highest Contract Value on any Quarterly Anniversary before age 91, adjusted for subsequent Purchase Payments and withdrawals, used to determine Income Protector's Benefit Base as discussed in section 11.a, and the Quarterly Value Death Benefits as discussed in section 11.b (currently available benefit) and Appendix E (benefit available from November 20, 2012 through April 26, 2013).
Quarterly Value Death Benefit – an optional benefit described in section 11.b and Appendix E that has an additional M&E charge and is intended to provide an increased death benefit. Also requires selection of an Additional Required Benefit.
Rate Sheet Supplement – the supplement that must accompany this prospectus that contains the rates for the values used to calculate the benefits provided by Income Protector. The Rate Sheet Supplement has the rates for the Annual Increase Percentage, Guarantee Years, Payment Percentages table, and the minimum exercise age. Once these rates are established for your Contract, they will not change while your benefit is in effect. Historical Rate Sheet Supplements for Income Protector and Investment Protector can be found in Appendix B to the SAI.
Rider Anniversary – a twelve-month anniversary of the Rider Effective Date or any subsequent twelve-month Rider Anniversary if you have Income Protector, Income Focus or Investment Protector.
Rider Anniversary Value – the highest Contract Value on any Rider Anniversary, adjusted for subsequent Purchase Payments and withdrawals, used to determine Investment Protector's Target Value as discussed in Appendix G.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

Rider Effective Date – the date shown on the Contract that starts the first Rider Year if you have Income Protector, Income Focus or Investment Protector. Rider Anniversaries and Rider Years are measured from the Rider Effective Date.
Rider Year – any period of twelve months beginning on the Rider Effective Date or a subsequent Rider Anniversary if you have Income Protector, Income Focus or Investment Protector.
Separate Account – Allianz Life Variable Account B is the Separate Account that issues your Contract. It is a separate investment account of Allianz Life. The Separate Account holds the Investment Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.
Service Center – the area of our company that provides Contract maintenance and routine customer service. Our Service Center address and telephone number are listed at the back of this prospectus. The address for mailing applications and/or checks for Purchase Payments may be different and is also listed at the back of this prospectus.
Target Value – the amount we guarantee will be available to you on each Target Value Date under Investment Protector as discussed in Appendix G. If selected at issue, the Target Value is equal to the greater of the Rider Anniversary Value multiplied by the Guarantee Percentage, or the total Purchase Payments adjusted for withdrawals. If selected after issue, the Target Value is equal to the greater of the Rider Anniversary Value multiplied by the Guarantee Percentage, or the Contract Value on the Rider Effective Date excluding any Daily Transactions adjusted for subsequent withdrawals and Purchase Payments.
Target Value Date – the date on which we guarantee your Contract Value cannot be less than the Target Value under Investment Protector as discussed in Appendix G.
Total Income Value – the sum of all your individual Income Value(s) under Income Focus as discussed in Appendix F. We use the Total Income Value to determine your Income Focus rider charge.
Traditional Death Benefit – the death benefit provided by the Contract that is equal to the greater of Contract Value, or total Purchase Payments adjusted for withdrawals as discussed in section 10 (currently available benefit) and Appendix D (benefit available from November 20, 2012 through April 26, 2013).
Valid Claim – the documents we require to be received in Good Order at our Service Center before we pay any death claim. This includes the death benefit payment option, due proof of death, and any required governmental forms. Due proof of death includes a certified copy of the death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
Withdrawal Charge Basis – the total amount under your Contract that is subject to a withdrawal charge.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

FEE TABLES

These tables describe the fees and expenses you pay when purchasing, owning and taking a withdrawal from the Contract, or transferring Contract Value between Investment Options. For more information, see section 7, Expenses.
OWNER TRANSACTION EXPENSES
Withdrawal Charge During Your Contract's Initial Phase, the Accumulation Phase(1)
(as a percentage of each Purchase Payment withdrawn)(2)
Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount(3)
	Base Contract(4)	Bonus Option(5)
0	8.5%	8.5%
1	8.5%	8.5%
2	7.5%	8.5%
3	6.5%	8%
4	5%	7%
5	4%	6%
6	3%	5%
7	0%	4%
8	0%	3%
9 years or more	0%	0%

Transfer Fee(6)………………………………….......	$25
(for each transfer after twelve in a Contract Year)
Premium Tax(7)…………………………………...…	3.5%
(as a percentage of each Purchase Payment)
OWNER PERIODIC EXPENSES
Contract Maintenance Charge(8)………………...	$50
(per Contract per year)
(1)
The Contract provides a free withdrawal privilege that allows you to withdraw 12% of your total Purchase Payments annually without incurring a withdrawal charge as discussed in section 8, Access to Your Money – Free Withdrawal Privilege.

(2)	The Withdrawal Charge Basis is the amount subject to a withdrawal charge as discussed in section 7, Expenses – Withdrawal Charge.
(3)	In Florida, the total withdrawal charge on a partial or full withdrawal cannot be greater than 10% of the Contract Value withdrawn.
(4)	In Mississippi, the withdrawal charge is 8.5%, 7.5%, 6.5%, 5.5%, 5%, 4%, 3% and 0% for the time periods referenced.
(5)	Not available in Connecticut or Oregon. In Mississippi, the withdrawal charge is 8%, 8%, 8%, 8%, 7%, 6%, 5%, 3.5%, 1.5% and 0% for the time periods referenced.
(6)
We count all transfers made in the same Business Day as one transfer. Program and benefit related transfers are not subject to the transfer fee and do not count against the free transfers we allow as discussed in section 7, Expenses – Transfer Fee. Transfers are subject to the market timing policies discussed in section 5, Investment Options – Excessive Trading and Market Timing.

(7)	Not currently deducted, but we reserve the right to do so in the future. This is the maximum charge we could deduct if we exercise this right as discussed in section 7, Expenses – Premium Tax.
(8)	Waived if the Contract Value is at least $100,000 as discussed in section 7, Expenses – Contract Maintenance Charge.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

CONTRACT ANNUAL EXPENSES
Mortality and Expense Risk (M&E) Charge(9) (as a percentage of each Investment Options' net asset value)
Base Contract without optional benefits	1.40%
Base Contract with Quarterly Value Death Benefit(10)	1.70%
Base Contract with the Bonus Option(11)	1.70%
Base Contract with the Bonus Option and Quarterly Value Death Benefit(10),(11)	2.00%

Currently Available Benefit	Rider Charge (as a percentage of the Benefit Base)
	Maximum	Current(12)
Income Protector(13)
Single Lifetime Plus Payments	2.50%	1.40%
Joint Lifetime Plus Payments	2.75%	1.40%

Previously Available Benefits (Version Identifier)	Available Dates	Rider Charge
		Maximum		Current(12)
		Single Payments	Joint Payments	Single Payments	Joint Payments
Income Protector with Lifetime Plus Payments(13) (rider charge as a percentage of the Benefit Base)
Income Protector (04.15, 04.16, 05.16, 06.16, 07.16, 08.16, 09.16, 10.16, 11.16, 12.16, 01.17, 02.17, 03.17, 04.17, 05.17, 06.17, 07.17, 08.17, 09.17, 10.17, 11.17, 12.17, 01.18, 02.18, 03.18, 04.18)	4/27/2015 – 4/30/2018	2.50%	2.75%	1.40%	1.40%
Income Protector (10.12)	4/29/2013 – 4/24/2015	2.50%	2.75%	1.20%	1.20%
Income Focus with Income Focus Payments(13) (rider charge as a percentage of the Total Income Value)
Income Focus	4/29/2013 – 4/24/2015	2.75%	2.95%	1.30%	1.30%

Previously Available Benefit (Version Identifier)	Available Dates	Rider Charge (as a percentage of the Target Value)
		Maximum	Current(12)
Investment Protector
Investment Protector (07.12, 07.13, 04.15, 04.16, 05.16, 06.16, 07.16, 08.16, 09.16, 10.16)	4/29/2013 – 10/16/2016	2.50%	1.30%

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

ANNUAL OPERATING EXPENSES OF THE INVESTMENT OPTIONS
Following are the minimum and maximum total annual operating expenses charged by any of the Investment Options for the period ended December 31, 2017, before the effect of any contractual expense reimbursement or fee waiver. We show the expenses as a percentage of an Investment Option's average daily net assets.
	Minimum	Maximum
Total annual Investment Option operating expenses(14) (including management fees, distribution or 12b‑1 fees, and other expenses) before fee waivers and expense reimbursements	0.48%	1.85%
(9)	We do not assess the M&E charge during the Annuity Phase. See section 7, Expenses – Mortality and Expense Risk (M&E) Charge.
(10)
If you remove an Additional Required Benefit from your Contract without simultaneously replacing it, we no longer assess the additional 0.30% M&E charge for the Quarterly Value Death Benefit after the rider termination date.

(11)	Not available in Connecticut or Oregon.
(12)
The current rider charge may increase or decrease on each Quarterly Anniversary. For Income Protector see section 7, Expenses – Rider Charge. For Income Focus see Appendix F, and for Investment Protector see Appendix G.

(13)
If you select the Charge Lock Option rider, the rider charge for Income Protector or Income Focus is fixed at the rate in effect on the Charge Lock Date. You will continue to pay the rider charge after the Charge Lock Date as long as your selected benefit is in effect and your Contract Value is positive. For Income Protector see section 7, Expenses – Rider Charge. For Income Focus see Appendix F.

(14)
Some of the Investment Options or their affiliates may also pay service fees to us or our affiliates. Amounts may be different for each Investment Option. The maximum current fee is 0.25%. If these fees are deducted from Investment Option assets, they are reflected in the above table and disclosed in Appendix A. Appendix A contains annual operating expense details for each Investment Option.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

EXAMPLES
These examples are intended to help you compare the cost of investing in this Contract with the costs of other variable annuity contracts. These examples assume you make a $10,000 investment and your selected Investment Options earn a 5% annual return. They also assume the maximum potential fees and charges for each period and are not a representation of past or future expenses. Your Contract expenses may be more or less than the examples below, depending on the Investment Option(s) and optional benefits you select, and whether and when you take withdrawals.
We deduct the $50 contract maintenance charge in the examples on each Contract Anniversary during the Accumulation Phase (or the next Business Day if the Contract Anniversary is not a Business Day), and we deduct it from each Annuity Payment during the Annuity Phase. We may waive this charge under certain circumstances, as described in section 7, Expenses – Contract Maintenance Charge. A transfer fee may apply, but is not reflected in these examples (see section 7, Expenses – Transfer Fee).
All figures in the examples below reflect the most expensive combination of currently available benefits, which is the Base Contract with Bonus Option, Quarterly Value Death Benefit, and Income Protector with joint payments (8.5% declining withdrawal charge, 2.00% M&E charge and a maximum rider charge of 2.75%).
1)	If you surrender your Contract (take a full withdrawal) at the end of each time period.
Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
1.85% (the maximum Investment Option operating expense)	$1,583	$3,081	$4,465	$7,718
0.48% (the minimum Investment Option operating expense)	$1,443	$2,682	$3,835	$6,650
2)
If you annuitize your Contract and begin Annuity Payments at the end of each time period. The earliest available Annuity Date (the date we process your request to begin Annuity Payments) is two years after the Issue Date (the date we issue the Contract) in all states except Florida, which is one year after the Issue Date.

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
1.85% (the maximum Investment Option operating expense)	-	$2,231	$3,765	$7,718
0.48% (the minimum Investment Option operating expense)	-	$1,832	$3,135	$6,650

3)	If you do not surrender your Contract.
Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
1.85% (the maximum Investment Option operating expense)	$733	$2,231	$3,765	$7,718
0.48% (the minimum Investment Option operating expense)	$593	$1,832	$3,135	$6,650
See Appendix B for condensed financial information regarding the accumulation unit values (AUVs) for Contracts offered as of December 31, 2017.
NOTE FOR CONTRACTS ISSUED BEFORE APRIL 27, 2015: In example 1 (if you surrender your Contract) and example 3 (if you do not surrender your Contract), the most expensive combination of benefits in Year 1 are for the Base Contract with Bonus Option, Quarterly Value Death Benefit, and Income Focus with joint payments (8.5% declining withdrawal charge, 2.00% M&E charge and a maximum rider charge of 2.95%). Please see Appendix J for expense example 1 (full surrender) and 3 (no surrender) for these Contracts.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

1.	THE VARIABLE ANNUITY CONTRACT

An annuity is a contract between you as the Owner, and an insurance company (in this case Allianz Life), where you make payments to us and the money is invested in Investment Options available through the Contract. Depending on market conditions, your Contract can gain or lose value based on your selected Investment Options' performance. When you are ready to take money out, we make payments to you according to your instructions and any restrictions associated with the payout option you select that is described in this prospectus. We do not make any changes to your Contract without your permission except as may be required by law.
The Contract has an Accumulation Phase and an Annuity Phase.
The Accumulation Phase is the first phase of your Contract, and it begins on the Issue Date. During the Accumulation Phase, your money is invested in the Investment Options you select on a tax-deferred basis. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. (For more information, see section 12, Taxes.)
During the Accumulation Phase you can take withdrawals (subject to any withdrawal charge) and you can make additional Purchase Payments subject to the restrictions set out in section 3, Purchasing the Contract – Purchase Requirements. The Contract also offers the following optional benefits, for an additional charge.
Currently Available Benefits
•
Income Protector (see section 11.a) provides guaranteed lifetime income called Lifetime Plus Payments that can begin once the minimum exercise age is met, or as late as age 90. We base payments on the Benefit Base that is at least equal to the Annual Increase (total Purchase Payments adjusted for withdrawals plus a quarterly simple interest increase). You must be age 80 or younger to select Income Protector. The minimum exercise age for the currently available version of Income Protector is stated in the Rate Sheet Supplement. Appendix H contains information specific to previously available versions of this benefit.

•
The Quarterly Value Death Benefit (see section 11.b) potentially provides an increased death benefit based on the highest quarterly Contract Value adjusted for withdrawals (Quarterly Anniversary Value). The Quarterly Value Death Benefit is only available at issue and requires you to also select Income Protector. Appendix E contains information specific to previously available versions of this benefit.

•
The Bonus Option (see section 11.c) provides a 6% bonus on Purchase Payments received before age 81 subject to a three-year vesting schedule. The Bonus Option has a higher and longer withdrawal charge schedule and is only available at issue.

Previously Available Benefits
•
Income Focus (see Appendix F) provides guaranteed lifetime income called Income Focus Payments (which are similar to Lifetime Plus Payments) that can begin from age 60 to age 90. We base payments on a percentage (Income Value Percentage) of each Income Value (Purchase Payments adjusted for withdrawals). Income Value Percentages can potentially increase by 1% each year if your Contract Value increases (Performance Increases). Income Focus was available from April 29, 2013 through April 24, 2015.

•
Investment Protector (see Appendix G) provides a Target Value (a level of protection for your principal and any annual investment gains) that is available on a future date if you hold the Contract for the required period. Investment Protector was available from April 29, 2013 through October 16, 2016.

The Accumulation Phase ends upon the earliest of the following.
•	The Business Day before the Annuity Date. A Business Day is any day the New York Stock Exchange is open, except when an Investment Option does not value its shares.
•	The Business Day we process your request for a full withdrawal.
•
Upon the death of any Owner (or the Annuitant if the Contract is owned by a non-individual), the Business Day we first receive a Valid Claim from any one Beneficiary, unless the surviving spouse/Beneficiary continues the Contract. If there are multiple Beneficiaries, the remaining Contract Value continues to fluctuate with the performance of the Investment Options until the complete distribution of the death benefit.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

If you request Annuity Payments, your Contract enters the Annuity Phase. During the Annuity Phase we make regular periodic payments (Annuity Payments) based on the life of a person you choose (the Annuitant). We send Annuity Payments to you (the Payee). You can choose when Annuity Payments begin, subject to certain restrictions. We base Annuity Payments on your Contract Value and the payout rates for the Annuity Option you select. Your Annuity Payments do not change unless an Annuitant dies. The Annuity Phase ends when we make the last Annuity Payment under your selected Annuity Option. For more information, see section 9, The Annuity Phase.
STATE SPECIFIC CONTRACT RESTRICTIONS
If you purchase a Contract, it is subject to the law of the state in which it is issued. Some of the features of your Contract may differ from the features of a Contract issued in another state because of state-specific legal requirements. Features for which there are state-specific Contract provisions include the following.
•	Free look/right to examine provisions.
•	The withdrawal charge.
•	Restrictions on additional Purchase Payments, joint Covered Persons, Contract assignments and the earliest Annuity Date.
•	Availability of the Bonus Option, Charge Lock Option rider and waiver of withdrawal charge benefit.
•	Termination of the Income Protector and Income Focus riders.
All material state variations in the Contract are disclosed in this prospectus. If you would like more information regarding state-specific Contract provisions, you should contact your Financial Professional or contact our Service Center at the toll-free telephone number listed at the back of this prospectus. Our "Service Center" is the area of our company that issues Contracts and provides Contract maintenance and routine customer service.
WHEN THE CONTRACT ENDS
The Contract ends when:
•	all applicable phases of the Contract (Accumulation Phase and/or Annuity Phase) have ended, and/or
•	if we received a Valid Claim, all applicable death benefit payments have been made.
For example, if you purchase a Contract and later take a full withdrawal of the total Contract Value, both the Accumulation Phase and the Contract end even though the Annuity Phase never began and we did not make any death benefit payments.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

2.	OWNERS, ANNUITANTS, AND OTHER SPECIFIED PERSONS

OWNER
You, as the Owner, have all the rights under the Contract. The Owner is designated at Contract issue. The Owner may be a non-individual, which is anything other than an individual person, which could be a trust, qualified plan, or corporation. Qualified Contracts and non-individually owned Contracts can only have one Owner.
JOINT OWNERS
Non-Qualified Contracts can be owned by up to two individual Owners. If a Contract has Joint Owners, we generally require the signature of both Owners on any forms that are submitted to our Service Center.
ANNUITANT
The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant when you purchase a Contract. For Qualified Contracts, before the Annuity Date the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Annuity Date, but you cannot change the Annuitant if the Owner is a non-individual (for example, a qualified plan or trust). Subject to our approval, you can add a joint Annuitant on the Annuity Date. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract. For individually owned Contracts, if the Annuitant who is not an Owner dies before the Annuity Date, the sole Owner (or younger Joint Owner) automatically becomes the new Annuitant, but the Owner can subsequently name another Annuitant.
Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who receives it as indicated below. For more examples, please see the Appendix to the SAI. Use care when designating Owners and Annuitants, and consult your Financial Professional if you have questions.
UPON THE DEATH OF A SOLE OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
• We pay a death benefit to the person you designate (the Beneficiary) unless the Beneficiary is the surviving spouse and continues the Contract.
• If the deceased Owner was a Determining Life and the surviving spouse Beneficiary continues the Contract:
– we increase the Contract Value to equal the guaranteed death benefit value if greater and available, and the death benefit ends,
– the surviving spouse becomes the new Owner,
– the Accumulation Phase continues, and
– upon the surviving spouse's death, his or her Beneficiary(s) receives the Contract Value.
(The guaranteed death benefit value is total Purchase Payments adjusted for withdrawals if the Traditional Death Benefit applies, or the Quarterly Anniversary Value if the Quarterly Value Death Benefit applies.)
• If the deceased Owner was not the Determining Life the Traditional Death Benefit or Quarterly Value Death Benefit are not available.

• The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option, the Beneficiary also becomes the new Owner.
• If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
• If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
– Annuity Option 1 or 3, payments end.
– Annuity Option 2 or 4, payments end when the guarantee period ends.
– Annuity Option 5, payments end and the Payee may receive a lump sum refund.
• If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

DETERMINING LIFE (LIVES)
The Determining Life (Lives) are the individuals on whose life we base the guaranteed Traditional Death Benefit or Quarterly Value Death Benefit. We establish the Determining Life (Lives) at Contract issue and they generally do not change. For an individually owned Contract the Determining Life (Lives) are the Owner(s). For a non-individually owned Contract the Determining Life is the Annuitant. After the Issue Date the Determining Life (Lives) only change as follows:
•	If you remove a Joint Owner due to divorce we also remove that person as a Determining Life, or
•	If you establish a jointly owned Non-Qualified Contract and change ownership to a Trust, we remove the prior Owner who is not the Annuitant as a Determining Life.
BENEFICIARY
The Beneficiary is the person(s) or entity you designate at Contract issue to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If a Beneficiary predeceases you, or you and a Beneficiary die simultaneously as defined by applicable state law or regulation, that Beneficiary's interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no surviving Beneficiaries or if there is no named Beneficiary, we pay the death benefit to your estate or the Owner if the Owner is a non-individual.
NOTE FOR JOINTLY OWNED CONTRACTS: The sole primary Beneficiary is the surviving Joint Owner regardless of any other named Beneficiaries. If both Joint Owners die simultaneously as defined by applicable state law or regulation, we pay the death benefit to the named contingent Beneficiaries, or to the estate of the Joint Owner who died last if there are no named contingent Beneficiaries.

COVERED PERSON(S)
If you have Income Protector or the previously available Income Focus, we base Lifetime Plus Payments or Income Focus Payments (lifetime payments) on the lives of the Covered Person(s). Their ages determine availability of the benefit under Income Protector (Income Focus is no longer available), when lifetime payments can begin and the initial payment amount. When you select Income Protector, you choose whether you want payments based on your life (single lifetime payments), or the lifetime of you and your spouse (joint lifetime payments). For Income Focus you made this choice when you selected the benefit. Joint Owners and joint Covered Persons must be spouses within the meaning of federal tax law. For Income Protector, joint lifetime payments are not currently available if there is more than a 30-year age difference between spouses. Based on your payment selection, we determine the Covered Persons as follows.
For single lifetime payments and:
•	solely owned Contracts, the Covered Person is the Owner.
•	jointly owned Contracts, Joint Owners must be spouses and you can choose which Owner is the Covered Person.
•	Contracts owned by a non-individual, the Covered Person is the Annuitant.
For joint lifetime payments, Covered Persons must be spouses and:
•	Non-Qualified Contracts:
–	spouses must be Joint Owners; or
–	one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary.
•	Qualified Contracts:
–	one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or
–
if the Owner is a qualified plan or a custodian, then one spouse must be the Annuitant and the other spouse must be the sole contingent Beneficiary because we also require the qualified plan or custodian to be the sole primary Beneficiary. This structure allows the surviving non-Annuitant spouse to continue to receive lifetime payments, assuming the surviving non-Annuitant spouse is the beneficiary under the qualified plan or custodial IRA.

You cannot add, remove or replace a Covered Person after the rider effective date if you have Income Protector or Income Focus.
Joint Covered Persons must qualify as spouses under federal tax law until the benefit ends. Until then, if at any time joint Covered Persons are no longer spouses you must send us written notice, and we will remove one former spouse from the Contract as a Covered Person and also as an Owner, Joint Owner and Annuitant.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

For Income Protector or Income Focus riders issued in states other than California, Connecticut, or New Jersey, following an assignment or change of ownership/Annuitant/Beneficiary, if a Covered Person no longer has the required relationship stated here, he or she is removed from the Contract as a Covered Person.
If we remove one joint Covered Person, we do not change your rider charge; we continue to assess the charge associated with joint lifetime payments. We also calculate lifetime payments based on the originally named joint Covered Persons and their ages. However, lifetime payments will continue and end based on the life of the remaining Covered Person. If we remove all Covered Persons from the Contract, the benefit and any lifetime payments end.
Once we remove a Covered Person, he or she cannot be reinstated.
NOTE:

•
For Joint Owners selecting single lifetime payments: If you are no longer spouses on the date of an Owner's death and the Contract Value is positive, we pay the death benefit to the Beneficiary and the benefit and any lifetime payments end. This means Lifetime Plus Payments or Income Focus Payments are no longer available even if a Covered Person is still alive.

•
For Income Protector or Income Focus riders issued to civil union partners in New Jersey: We allow civil union partners to be Joint Owners and/or joint Covered Persons. However, civil union partners are treated differently from persons who are recognized as spouses under the federal tax law and this affects how long lifetime payments continue. Upon the death of one federally recognized spouse, the survivor can continue the Contract and lifetime payments also continue if the survivor is a Covered Person. This type of continuation is not allowed for a surviving civil union partner under the federal tax law. However, if the Contract Value reduces to zero before the one year anniversary of the first civil union partner's death, lifetime payments can continue as Annuity Payments if the survivor is a Covered Person and the survivor chooses not to take the death benefit. If instead the Contract Value is positive at this time, or if the survivor chooses to take the death benefit, lifetime payments stop.

PAYEE
The Payee is the person or entity who receives Annuity Payments during the Annuity Phase. The Owner receives tax reporting on those payments. Generally we require the Payee to be an Owner. However, we may allow you to name a charitable trust, financial institution, qualified plan, or an individual specified in a court order as a Payee subject to our approval. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee.
ASSIGNMENTS, CHANGES OF OWNERSHIP AND OTHER TRANSFERS OF CONTRACT RIGHTS
You can assign your rights under this Contract to someone else during the Accumulation Phase. An assignment may be absolute or limited, and includes changes of ownership, collateral assignments, or any other transfer of specific Contract rights. After an assignment, you may need the consent of the assignee of record to exercise certain Contract rights depending on the type of assignment and the rights assigned.
You must submit your request to assign the Contract in writing to our Service Center and we must approve it in writing. To the extent permitted by state law, we reserve the right to refuse to consent to any assignment at any time on a nondiscriminatory basis. We will not consent if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation.
Upon our consent, we record the assignment. We are not responsible for the validity or effect of the assignment. We are not liable for any actions we take or payments we make before we receive your request in Good Order and record it. A request is in "Good Order" when it contains all the information we require to process it. Assigning the Contract does not change, revoke or replace the originally named Annuitant or Beneficiary; if you also want to change the Annuitant or Beneficiary you must make a separate request.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

An assignment may be a taxable event. In addition, there are other restrictions on changing the ownership of a Qualified Contract and Qualified Contracts generally cannot be assigned absolutely or on a limited basis. You should consult with your tax adviser before assigning this Contract.
NOTE:

•	An assignment does not change the Determining Life (Lives) or Covered Person(s) for Contracts with Income Protector or Income Focus.
•
We cannot restrict assignments for Contracts and riders issued in California, Florida, Ohio, Oregon, New Jersey, and Wisconsin. For Contracts and riders issued in Connecticut we can only restrict assignments to settlement companies and institutional investors as defined in your Contract. The Traditional Death Benefit and Quarterly Value Death Benefit are only available on the death of a Determining Life. If you assign the Contract and the Determining Life (Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Quarterly Value Death Benefit may not be available and your Beneficiary(s) will only receive the Contract Value.

•
For Income Protector or Income Focus riders issued in states other than California, Connecticut, or New Jersey: Following an assignment or change of ownership/Annuitant/Beneficiary, if all Covered Persons no longer have the required relationship as stated under "Covered Person(s)" in this section (Owner, Annuitant or sole Beneficiary) your selected benefit and any lifetime payments end. Any existing Contract assignment must be removed before you begin receiving lifetime payments. We may make exceptions to the removal of a Contract assignment in order to comply with applicable law. This means that Lifetime Plus Payments or Income Focus Payments may end even if the Covered Person is still alive.

•
For Income Protector or Income Focus riders issued in California, Connecticut, and New Jersey: Following an assignment or change of ownership/Annuitant/Beneficiary, if a Covered Person who was previously an Owner or Annuitant no longer has that position, the benefit and any lifetime payments end based on the earlier of the date of death of an individual Owner (or Annuitant if the Owner is a non-individual) or last surviving Covered Person. However, if the deceased's spouse continues the Contract, the benefit and lifetime payments continue until the earlier of the date of death of the surviving spouse or last surviving Covered Person. For riders issued in New Jersey involving civil union partners, the benefit and lifetime payments may end even earlier because Contract continuation is not allowed for a surviving civil union partner. This means that Lifetime Plus Payments or Income Focus Payments may end even if the Covered Person is still alive.

3.	PURCHASING THE CONTRACT

PURCHASE REQUIREMENTS
To purchase this Contract, all Owners and the Annuitant must be age 80 or younger on the Issue Date.
The Purchase Payment requirements for this Contract are as follows.
•	The minimum initial Purchase Payment due on the Issue Date is $10,000.
•	If you do not have Income Protector, or the previously available Income Focus or Investment Protector, you can make additional Purchase Payments of $50 or more during the Accumulation Phase.
•
If you have Income Protector, or the previously available Income Focus or Investment Protector, we restrict additional Purchase Payments. Each rider year that we allow additional payments you cannot add more than your initial amount without our prior approval. Your initial amount is all Purchase Payments received before the first Quarterly Anniversary of the first Contract Year. A Contract Year is a period of twelve months beginning on the Issue Date or any subsequent Contract Anniversary. A Contract Anniversary is a twelve-month anniversary of your Contract's Issue Date. If you have Income Protector or the previously available Income Focus, we do not allow additional payments on or after the date Lifetime Plus Payments or Income Focus Payments begin (Benefit Date). If you have the previously available Investment Protector we do not allow additional payments on or after the third rider anniversary. If your benefit is effective on the Issue Date, we allow you to add up to the initial amount in the remainder of the first Contract Year (the first Quarterly Anniversary to the last Business Day before the first Contract Anniversary). The minimum additional Purchase Payment we will accept is $50.

If you remove Income Protector, Income Focus or Investment Protector, these restrictions no longer apply.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

•	If you select the Quarterly Value Death Benefit, you must also select Income Protector.
•	We do not accept additional Purchase Payments on or after the Annuity Date.
•	The maximum total Purchase Payments we accept without our prior approval is $1 million.
We may, at our sole discretion, waive the minimum Purchase Payment requirements.
Once we receive your initial Purchase Payment and all necessary information in Good Order at our Service Center, we issue the Contract within two Business Days and allocate your payment to your selected Investment Options. If you do not give us all of the information we need, we contact you or your Financial Professional. If for some reason we are unable to complete this process within five Business Days, we either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we add this money to your Contract on the Business Day we receive it in Good Order. Our Business Day closes when regular trading on the New York Stock Exchange closes.
If you submit a Purchase Payment and/or application to your Financial Professional, we do not begin processing the payment and/or application until we receive it. A Purchase Payment is "received" when it arrives at our Service Center from the address for mailing checks listed at the back of this prospectus regardless of how or when you submitted them. We forward Purchase Payments we receive at the wrong address to the last address listed at the back of this prospectus, which may delay processing.
We may terminate your ability to make additional Purchase Payments because we reserve the right to decline any or all Purchase Payments at any time on a nondiscriminatory basis. This applies to Contracts issued in all states except those listed in the following Note. If mandated under applicable law, we may be required to reject a Purchase Payment. If we exercise our right to no longer allow additional Purchase Payments this may limit your ability to fund your Contract's guaranteed benefits such as Income Protector's Benefit Base, Income Focus' Income Values, Investment Protector's Target Value or the Quarterly Value Death Benefit's Quarterly Anniversary Value.
NOTE:
•
For Contracts issued in Maryland and Oregon: We can only decline a Purchase Payment if it would cause total Purchase Payments to be more than $1 million, or if it would otherwise violate the Purchase Payment restrictions for your Contract (for example, the initial amount for Income Protector).

•
For Contracts issued in Florida and New Jersey: The maximum total Purchase Payments that we can accept is $1 million; we will decline a Purchase Payment if it would cause total Purchase Payments to be more than $1 million. We can also decline an additional Purchase Payment if it would otherwise violate the Purchase Payment restrictions of your Contract (for example, we do not allow additional Purchase Payments on or after the Annuity Date), but we cannot decline an additional Purchase Payment for any other reason.

•
For Contracts issued in Mississippi: We do not accept additional Purchase Payments on or after the first Contract Anniversary. During the first Contract Year, we allow additional Purchase Payments on or after the first Quarterly Anniversary and before the first Contract Anniversary up to the initial amount (which is all Purchase Payments received before the first Quarterly Anniversary).

•
For Contracts issued in Florida and Massachusetts: If you have Investment Protector we do not accept additional Purchase Payments on or after the third Contract Anniversary. This restriction continues to apply even if you later remove Investment Protector from your Contract. Contracts issued in Florida and Massachusetts with Investment Protector are issued as individual limited purchase payment variable deferred annuity contracts.

APPLICATIONS SENT ELECTRONICALLY
We accept manually signed applications that are in Good Order and are sent by fax, or email, or uploaded to our website. It is important to verify receipt of any faxed application, or to receive a confirmation number when using email or the web. We are not liable for applications that we do not receive. A manually signed application sent by fax, email or over the web is considered the same as an application delivered by mail. Our electronic systems (fax, email or website) may not always be available; any electronic system can experience outages or slowdowns which may delay application processing. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability. If you experience problems, please submit your written application by mail to our Service Center. We reserve the right to discontinue or modify our electronic application policy at any time and for any reason.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

ALLOCATION OF PURCHASE PAYMENTS
You must allocate your money to the Investment Options in whole percentages. If you have the Bonus Option, we allocate the bonus in the same way as the corresponding Purchase Payment. We allow you to invest in up to 15 Investment Options at any one time. We may change this maximum in the future, but you can always invest in at least five Investment Options.
You can instruct us how to allocate additional Purchase Payments. If you do not instruct us, we allocate them according to your future Purchase Payment allocation instructions. Contract Value transfers between Investment Options do not change your future allocation instructions, or how we rebalance your Contract Value quarterly if you have Income Protector, Income Focus or Investment Protector. For more information, see section 5, Investment Options – Electronic Investment Option Transfer and Allocation Instructions.
You can change your future allocation instructions at any time without fee or penalty. Future allocation instruction changes are effective on the Business Day we receive them in Good Order at our Service Center. We accept changes to future allocation instructions from any Owner unless you instruct otherwise. We may allow you to authorize someone else to change allocation instructions on your behalf.
AUTOMATIC INVESTMENT PLAN (AIP)
The AIP makes additional Purchase Payments during the Accumulation Phase on a monthly or quarterly basis by electronic money transfer from your savings, checking or brokerage account. You can participate in AIP by completing our AIP form. Our Service Center must receive your form in Good Order by the 15th of the month (or the next Business Day if the 15th is not a Business day) in order for AIP to begin that same month. We process AIP Purchase Payments on the 20th of the month, or the next Business Day if the 20th is not a Business Day. We allocate AIP Purchase Payments according to your future allocation instructions, AIP Purchase Payments must comply with the allocation requirements and restrictions (including the initial amount requirement) stated in this section, including the initial amount if you have Income Protector, Income Focus or Investment Protector. AIP has a maximum of $1,000 per month. We must receive your request to stop or change AIP at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the Business Day we process AIP to make the change that month. If you have Income Protector, Income Focus or Investment Protector, and/or choose to begin Annuity Payments, AIP ends automatically as follows.
•	If you begin Annuity Payments, AIP ends on the Business Day before the Annuity Date.
•	If you have Income Protector or Income Focus, AIP ends on the Benefit Date.
•	If you have Investment Protector, AIP ends on the third rider anniversary.
We reserve the right to discontinue or modify AIP at any time and for any reason.
NOTE: For Owners of Qualified Contracts, AIP is not available if your Contract is funding a plan that is tax qualified under Section 401 of the Internal Revenue Code.

DOLLAR COST AVERAGING (DCA) PROGRAM
The DCA program transfers Contract Value or Bonus Value (Contract Value plus any unvested bonus amounts if you select Bonus Option) monthly from the AZL Government Money Market Fund to your selected Investment Options. By allocating on a regularly scheduled basis, as opposed to making a one-time allocation, your Contract Value may be less susceptible to market fluctuations. However, dollar cost averaging does not directly result in a Contract Value gain or protect against a market loss.
You can participate in either the six- or twelve-month DCA program by completing our DCA form. You can participate in this program, during the Accumulation Phase, one or more times. There are no fees for DCA transfers and currently, we do not count them as a free transfer. We reserve the right to discontinue or modify the DCA program at any time and for any reason.
If you choose to participate immediately in this program, we apply 100% of the initial Purchase Payment (including any applicable bonus) to the AZL Government Money Market Fund. If you choose to participate later, you must allocate at least $1,500 to the AZL Government Money Market Fund. Each month while the program is in effect, we transfer Contract Value (or Bonus Value, if applicable) applied to the DCA program from the AZL Government Money Market Fund according to your future Purchase Payment allocation instructions.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

Information on the AZL Government Money Market Fund can be found in section 5, Investment Options; Appendix A – Annual Operating Expenses for Each Investment Option; and in the AZL Government Money Market Fund prospectus that you can obtain from your Financial Professional or us by calling the toll-free telephone number at the back of this prospectus.
We make DCA transfers on the tenth of the month, or the next Business Day if the tenth is not a Business Day. We must receive your DCA form in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these transfers or your participation does not begin until next month.
Your participation ends on the earliest of the following:
•	the Benefit Date that Lifetime Plus Payments begin if you have Income Protector;
•	you request to end the program (your request must be received at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the tenth to end that month);
•	the DCA program period ends (which is either six or twelve months); or
•	your Contract ends.
If the DCA program ends at your request or because you request Lifetime Plus Payments, on the Business Day your program ends we transfer any remaining DCA program Contract Value in the AZL Government Money Market Fund according to your future allocation instructions.
NOTE:
•
For Contracts with Income Protector or Investment Protector, quarterly rebalancing transfers under these benefits do not move Contract Value allocated to the DCA program into or out of the AZL Government Money Market Fund.

•	This program is not available if you have Income Focus.

FREE LOOK/RIGHT TO EXAMINE PERIOD
If you change your mind about owning the Contract, you can cancel it within ten days after receiving it (or the period required in your state). If you cancel within the allowed period, in most states we return your Contract Value as of the Business Day we receive your cancellation request in Good Order. This may be more or less than your initial Purchase Payment. If you cancel a Contract with the Bonus Option, you forfeit the entire bonus amount (see section 11.d, Bonus Option). In states that require us to return Purchase Payments less withdrawals if you cancel your Contract, we return Contract Value less withdrawal charges if greater.
IRA Contracts require us to return Purchase Payments less withdrawals in most states; in these states we return Contract Value less withdrawal charges if greater. Certain states (such as Pennsylvania) require return of Contract Value for IRA Contracts; in these states we return Purchase Payments less withdrawals if greater.
Some states and certain IRA Contracts require return of Purchase Payments. For these Contracts, we reserve the right to allocate your initial Purchase Payment (and any bonus) to the AZL Government Money Market Fund until the free look period ends, and then re-allocate your money, less fees and charges, according to your future Purchase Payment allocation instructions. If we do this, we return the greater of Purchase Payments less withdrawals, or Contract Value. In the Contract, the free look provision is also called the right to examine.
NOTE FOR CONTRACTS ISSUED TO PERSONS AGES 60 OR OLDER IN CALIFORNIA: For Owners age 60 or older (or Annuitants age 60 or older for non-individually owned Contracts), we are required to allocate your money to the AZL Government Money Market Fund during the 30 day free look period unless you specify otherwise on the appropriate form.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

4.	VALUING YOUR CONTRACT

Your Contract Value (and Bonus Value, if applicable) increases and decreases based on Purchase Payments (and any bonus), transfers, withdrawals, deduction of fees and charges, and your selected Investment Options' performance.
We place Purchase Payments you allocate to the Investment Options into subaccounts under our Separate Account (Allianz Life Variable Account B). Each subaccount invests exclusively in one Investment Option. We use accumulation units to account for all amounts allocated to or withdrawn from each subaccount.
ACCUMULATION UNITS
When we receive a Purchase Payment at our Service Center, we credit your Contract with accumulation units based on the Purchase Payment (and any bonus) amount and daily price (accumulation unit value) for the subaccount of your selected Investment Option. A subaccount's accumulation unit value is based on the price (net asset value) of the underlying Investment Option. An Investment Option's net asset value is typically determined at the end of each Business Day, and any Purchase Payment received at or after the end of the current Business Day receives the next Business Day's price.
We arbitrarily set the initial accumulation unit value for each subaccount. On the Issue Date, the number of accumulation units in each subaccount is equal to the initial Purchase Payment (and any bonus) amount allocated to a subaccount, divided by that subaccount's accumulation unit value.
Example
•	On Wednesday, we receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.
•	When the New York Stock Exchange closes on that Wednesday, we determine that the accumulation unit value is $13.25 for your selected Investment Option.
We then divide $3,000 by $13.25 and credit your Contract on Wednesday night with 226.415094 subaccount accumulation units for your selected Investment Option.
At the end of each Business Day, we adjust the number of accumulation units in each subaccount as follows. Additional Purchase Payments (and any bonus) and transfers into a subaccount increase the number of accumulation units. Withdrawals, transfers out of a subaccount, and the deduction of any Contract charge other than the M&E charge decrease the number of accumulation units. The M&E charge reduces the accumulation unit value, not the number of accumulation units.
At the end of each Business Day for each subaccount, we multiply the accumulation unit value at the end of the prior Business Day by the percentage change in value of an Investment Option since the prior Business Day. The percentage change includes both the market performance of the Investment Option and the assessed M&E Charge.
COMPUTING CONTRACT VALUE AND BONUS VALUE
We calculate your Contract Value or Bonus Value (Contract Value plus any unvested bonus amounts) at the end of each Business Day by multiplying each subaccount's accumulation unit value by its number of accumulation units, and then adding those results together for all subaccounts. If you have a Bonus Contract, we compute your Contract Value by deducting the unvested bonus amount from the Bonus Value. Additional Purchase Payments increase your Contract Value, withdrawals and Contract charges reduce your Contract Value.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

5.	INVESTMENT OPTIONS

The following table lists this Contract's Investment Options and their associated investment advisers and subadvisers, investment objectives, and principle investment strategies. Depending on market conditions, you can gain or lose value by investing in the Investment Options. In the future, we may add, eliminate or substitute Investment Options to the extent permitted by the federal securities laws and, when required, the Securities & Exchange Commission. Certain Investment Options listed here may not be available to you as disclosed in the list of Investment Options at the front of this prospectus.
You should read the Investment Options' prospectuses carefully. The Investment Options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. The operation of the Investment Options and their various risks and expenses are described in the Investment Options' prospectuses. We send you the current copy of the Investment Options' prospectus when we issue the Contract. (You can also obtain the current Investment Options' prospectus by contacting your Financial Professional or calling us at the toll-free telephone number listed at the back of this prospectus.)
Currently, the Investment Options are not publicly traded mutual funds. They are available only as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. A material conflict of interest may arise between insurance companies, owners of different types of contracts, and retirement plans or their participants. Each Investment Option's Board of Directors monitors for material conflicts, and determines what action, if any, should be taken to address any conflicts.
The names, investment objectives and policies of certain Investment Options may be similar to the names, investment objectives and policies of other portfolios managed by the same investment advisers. Although the names, objectives and policies may be similar, the Investment Options investment results may be higher or lower than these other portfolios' results. The investment advisers cannot guarantee, and make no representation, that these similar funds' investment results will be comparable even though the Investment Options have the same names, investment advisers, objectives, and policies.
Each Investment Option offered by the Allianz Variable Insurance Products Fund of Funds Trust (Allianz VIP Fund of Funds Trust) is a "fund of funds" and diversifies its assets by investing primarily in shares of several other affiliated mutual funds.
The Investment Options may pay 12b‑1 fees to the Contracts' distributor, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. In addition, we may enter into certain arrangements under which we, or Allianz Life Financial Services, LLC, are compensated by the Investment Options' advisers, distributors and/or affiliates for administrative services and benefits we provide to the Investment Options. The compensation amount usually is based on the Investment Options' aggregate assets purchased through contracts we issue or administer. Some advisers may pay us more or less than others. The maximum service fee we currently receive is 0.35% annually of the average aggregate amount invested by us in the Investment Options.
The Allianz VIP Fund of Funds Trust underlying funds do not pay 12b‑1 fees or service fees to the Trust, and the Trust does not charge 12b‑1 fees or service fees. The Allianz VIP Fund of Funds Trust underlying funds or their advisers may pay service fees to us and our affiliates for providing customer service and other administrative services to you. Service fees may vary depending on the underlying fund.
We offer other variable annuity contracts that may invest in these Investment Options. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.
The following advisers and subadvisers are affiliated with us through common ownership: Allianz Investment Management LLC, Allianz Global Investors Fund Management LLC, NFJ Investment Group LLC, and Pacific Investment Management Company LLC.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

INVESTMENT OPTIONS
Investment Management Company and Adviser/Subadviser	Investment Option Name	Asset Class	Investment Objective	Principal Investment Strategies (Normal market conditions)
ALLIANZ
Allianz Global Investors Fund Management LLC/Allianz Global Investors U.S. LLC	RCM Dynamic Multi-Asset Plus VIT Portfolio	Specialty	Long-term capital appreciation
Invests in a globally diverse combination of equity securities and U.S. dollar denominated fixed income securities, including emerging markets, and targets a strategic asset allocation of 60% equity exposure and 40% fixed income exposure. Seeks to limit downside risk by moving toward less volatile asset classes during periods of high market volatility.

ALLIANZ FUND OF FUNDS
Allianz Investment Management LLC	AZL Balanced Index Strategy Fund	A "Fund of Funds" Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration
Invests primarily in a combination of five underlying bond and equity index funds, to achieve a range generally from 40% to 60% of assets in the underlying equity index funds and 40% to 60% in the underlying bond index fund.

	AZL DFA Multi-Strategy Fund	A "Fund of Funds" Model Portfolio	Long-term capital appreciation
Invests primarily in a combination of five underlying funds subadvised by Dimensional Fund Advisors LP, with approximately 60% of assets in the underlying equity funds and 40% in the underlying bond fund.

	AZL Moderate Index Strategy Fund	Specialty	Long-term capital appreciation
Invests primarily in a combination of five underlying bond and equity index funds, to achieve a range generally from 50% to 70% of assets in the underlying equity index funds and 30% to 50% in the underlying bond index fund.

	AZL MVP Balanced Index Strategy Fund	A "Fund of Funds" Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration
Invests primarily (approximately 80% to 100%) in a combination of five underlying index funds (generally allocated 40% to 60% to underlying equity index funds and 40% to 60% to underlying bond index funds), combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk.

	AZL MVP BlackRock Global Strategy Plus Fund	Specialty	High total investment return
Invests primarily (approximately 80% to 100%) in a combination of three underlying funds including AZL BlackRock Global Allocation Fund (50%), AZL MSCI Global Equity Index Fund (20%) and AZL Enhanced Bond Index Fund (30%) under normal market conditions, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk.

	AZL MVP DFA Multi-Strategy Fund	A "Fund of Funds" Model Portfolio	Long-term capital appreciation
Invests primarily (approximately 80% to 100%) in a combination of five underlying funds subadvised by Dimensional Fund Advisors LP, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk.

	AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund	Specialty	High level of current income while maintaining prospects for capital appreciation
Invests primarily (approximately 80% to 100%) in the underlying AZL Fidelity Institutional Asset Management Multi-Strategy Fund, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk.

	AZL MVP Fusion Dynamic Balanced Fund	A "Fund of Funds" Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration
Invests primarily (approximately 80% to 100%) in a combination of underlying investments, to achieve a range generally from 40% to 60% of assets in equity funds and approximately 40% to 60% invested in fixed income funds, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

Investment Management Company and Adviser/Subadviser	Investment Option Name	Asset Class	Investment Objective	Principal Investment Strategies (Normal market conditions)
	AZL MVP Fusion Dynamic Conservative Fund	A "Fund of Funds" Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration
Invests primarily (approximately 80% to 100%) in a combination of underlying investments, to achieve a range generally from 25% to 45% of assets in equity funds and approximately 55% to 75% invested in fixed income funds, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk.

	AZL MVP Fusion Dynamic Moderate Fund	A "Fund of Funds" Model Portfolio	Long-term capital appreciation
Invests primarily (approximately 80% to 100%) in a combination of underlying investments, to achieve a range generally from 50% to 70% of assets in equity funds and approximately 30% to 50% invested in fixed income funds, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk.

	AZL MVP Growth Index Strategy Fund	A "Fund of Funds" Model Portfolio	Long-term capital appreciation
Invests primarily (approximately 80% to 100%) in a combination of five underlying index funds (generally allocated 65% to 85% to underlying equity index funds and 15% to 35% to underlying bond index funds), combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk.

	AZL MVP Moderate Index Strategy Fund	Specialty	Long-term capital appreciation
Invests primarily (approximately 80% to 100%) in a combination of five underlying index funds (generally allocated 50% to 70% to underlying equity index funds and 30% to 50% to underlying bond index funds), combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk.

	AZL MVP T. Rowe Price Capital Appreciation Plus Fund	Specialty	Long term capital appreciation with preservation of capital as an important intermediate-term objective
Invests primarily (approximately 80% to 100%) in a combination of three underlying funds including AZL T. Rowe Price Capital Appreciation Fund (50%), approximately 30% in the AZL S&P 500 Fund and 20% in the AZL Enhanced Bond Index Fund, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk.

BLACKROCK
Allianz Investment Management LLC/BlackRock Financial Management, Inc.	AZL Enhanced Bond Index Fund	Intermediate-Term Bonds	Exceed total return of the Barclays Capital U.S. Aggregate Bond Index	Invests at least 80% of net assets in investment-grade debt securities of all types and repurchase agreements for those securities.
Allianz Investment Management LLC/BlackRock Advisors, LLC	AZL Government Money Market Fund	Cash Equivalent	Current income consistent with stability of principal
Invests at least 99.5% of its total assets in cash, government securities, or repurchase agreements that are collateralized fully. Invests at least 80% in government securities or in repurchase agreements collateralized by government securities. Investments include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. In addition, the Fund may invest in variable and floating rate instruments. During extended periods of low interest rates, and due in part to contract fees and expenses, the yield of the AZL Government Money Market Fund may also become extremely low and possibly negative.

Allianz Investment Management LLC/BlackRock Investment Management, LLC	AZL International Index Fund	International	Seeks to match the performance of the MSCI EAFE® Index as closely as possible
Invests at least 80% of its assets in a statistically selected sampling of equity securities of companies included in the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) and in derivative instruments linked to the MSCI EAFE Index.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

Investment Management Company and Adviser/Subadviser	Investment Option Name	Asset Class	Investment Objective	Principal Investment Strategies (Normal market conditions)
	AZL Mid Cap Index Fund	Mid Cap	Seeks to match the performance of the Standard & Poor's MidCap 400® Index ("S&P 400 Index") as closely as possible
Invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the S&P 400 Index, primarily futures contracts.

	AZL MSCI Emerging Markets Equity Index Fund	Specialty	Seeks to match the performance of the MSCI Emerging Markets Index as closely as possible	Generally invests at least 90% of its assets in the securities of the MSCI Emerging Markets Index, and in depositary receipts representing securities in the underlying index.
	AZL MSCI Global Equity Index Fund	International Equity	Seeks to match the performance of the MSCI World Index as closely as possible	Generally invests at least 90% of its assets in securities of the MSCI World Index, and in depositary receipts representing securities of the underlying index.
	AZL Russell 1000 Growth Index Fund	Large Growth	Seeks to match the total return of the Russell 1000® Growth Index
Generally invests at least 80% of the value of its net assets in a statistically selected sampling of securities of companies included in the Russell 1000 Growth Index or in derivative instruments linked to that Index, primarily stock index futures contracts.

	AZL Russell 1000 Value Index Fund	Large Value	Seeks to match the total return of the Russell 1000® Value Index
Generally invests at least 80% of the value of its net assets in a statistically selected sampling of securities of companies included in the Russell 1000 Value Index or in derivative instruments linked to that Index, primarily stock index futures contracts.

	AZL S&P 500 Index Fund	Large Blend	Seeks to match total return of the S&P 500®
Generally invests at least 80% of the value of its net assets in the securities of or in a statistically selected sampling of the securities of companies included in the S&P 500 Index or in derivative instruments linked to that Index.

	AZL Small Cap Stock Index Fund	Small Cap	Seeks to match performance of the S&P SmallCap 600 Index®	Invests at least 80% of its assets in investments of small capitalization companies, with market capitalizations at the time of purchase, included in the S&P SmallCap 600 Index.
BlackRock Advisors, LLC/BlackRock Investment Management, LLC and BlackRock International Limited	BlackRock Global Allocation V.I. Fund	Specialty	High total investment return
Invests in both equity and debt securities, including money market securities, of issuers located around the world. Seeks diversification across markets, industries, and issuers. May invest in securities of companies of any market capitalization and in REITs.

DAVIS
Davis Selected Advisers, L.P.	Davis VA Financial Portfolio	Specialty	Long-term growth of capital	At least 80% of net assets in securities issued by companies principally engaged in the financial services sector.
DIMENSIONAL
Managed by Allianz Investment Management LLC/Dimensional Fund Advisors LP	AZL DFA Five-Year Global Fixed Income Fund	Global Bond
The Fund seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns, and seeks to focus the eligible universe on securities with relatively less expected upward or downward movement in market value

Invests generally in a universe of U.S. and foreign debt securities maturing in five years or less. Under normal circumstances, the fund will invest at least 80% of its net assets in fixed income securities that mature within five years from the date of settlement

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

Investment Management Company and Adviser/Subadviser	Investment Option Name	Asset Class	Investment Objective	Principal Investment Strategies (Normal market conditions)
FIDELITY INSTITUTIONAL ASSET MANAGEMENT
Managed by Allianz Investment Management LLC/FIAM LLC/Geode Capital Managenent, LLC	AZL Fidelity Institutional Asset Management Multi-Strategy Fund	Specialty	High level of current income while maintaining prospects for capital appreciation
Approximately 60% of the Fund's assets will be managed by FIAM LLC, which will invest primarily in investment-grade debt securities. Approximately 40% of the Fund's assets will be managed by Geode Capital Management, LLC which will invest primarily in the equities securities of large cap companies.

Managed by Allianz Investment Management LLC/ FIAM LLC	AZL Fidelity Institutional Asset Management Total Bond Fund	Intermediate-Term Bond	High level of current income
Invests at least 80% of its net assets in debt securities of all types and in instruments related to such securities, such as repurchase agreements on such securities, and uses the Barclays Capital U.S. Aggregate Bond Index as a guide in structuring the Fund.

FIDELITY MANAGEMENT & RESEARCH COMPANY
Fidelity Management & Research Company/FMR Co., Inc.	Fidelity VIP FundsManager 50% Portfolio	Model Portfolio (Fund of Funds)	High total return
Invests in a combination of underlying Fidelity retail and variable insurance products funds using a target allocation of approximately 35% domestic equity funds, 15% international equity funds, 40% fixed income funds and 10% money market funds, to achieve portfolio characteristics similar to the VIP FundsManager 50% Composite Index.

	Fidelity VIP FundsManager 60% Portfolio	Model Portfolio (Fund of Funds)	High total return
Invests in a combination of underlying Fidelity retail and variable insurance products funds using a target allocation of approximately 42% domestic equity funds, 18% international equity funds, 35% fixed income funds and 5% money market funds, to achieve portfolio characteristics similar to the VIP FundsManager 60% Composite Index.

FRANKLIN TEMPLETON
Administered by Franklin Templeton Services, LLC	Franklin Founding Funds Allocation VIP Fund	Specialty (Fund of Funds)	Capital appreciation with income as a secondary goal	Invests equal portions in Class 1 shares of the Franklin Income VIP Fund, Mutual Shares VIP Fund, and Templeton Growth VIP Fund.
Franklin Advisers, Inc.	Franklin Income VIP Fund	Specialty	Maximize income while maintaining prospects for capital appreciation	Normally invests in debt and equity securities.
Franklin Mutual Advisers, LLC	Franklin Mutual Shares VIP Fund	Large Value	Capital appreciation, with income as a secondary goal	Invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.
Franklin Advisers, Inc.	Franklin U.S. Government Securities VIP Fund	Intermediate-Term Bonds	Income	At least 80% of its net assets in U.S. government securities.
	Templeton Global Bond VIP Fund	Intermediate-Term Bonds	High current income, consisent with preservation of capital, with capital appreciation as a secondary consideration	Normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.
Templeton Global Advisors Limited	Templeton Growth VIP Fund	International Equity	Long-term capital growth	Normally invests predominantly in equity securities of companies located anywhere in the world, including developing markets.
GATEWAY
Allianz Investment Management LLC/Gateway Investment Advisors, LLC	AZL Gateway Fund	Specialty	Capture equity market investment returns, while exposing investors to less risk than other equity investments
Normally invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. May invest in companies with small, medium or large market capitalizations and in foreign securities traded in U.S. markets.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

Investment Management Company and Adviser/Subadviser	Investment Option Name	Asset Class	Investment Objective	Principal Investment Strategies (Normal market conditions)
J.P. MORGAN
J.P. Morgan Investment Management, Inc.	JPMorgan Insurance Trust Core Bond Portfolio	Intermediate-Term Bonds	Maximize total return	Invests at least 80% of net assets in bonds with intermediate to long-term maturities.
METWEST
Allianz Investment Management LLC/Metropolitan West Asset Management, LLC	AZL MetWest Total Return Bond Fund	Intermediate-Term Bonds	Maximize long-term total return
At least 80% of its net assets in investment grade fixed income securities or unrated securities that are determined by the subadviser to be of similar quality and in fixed income securities it regards as bonds. The portfolio duration is two to eight years and the dollar-weighted average maturity ranges from two to fifteen years. The Fund invests in the U.S. and abroad, including emerging markets.

MFS
Massachusetts Financial Services Company	MFS VIT Total Return Bond Portfolio	Intermediate-Term Bond	Total return with an emphasis on current income, but also considering capital appreciation
Invests at least 80% of net assets in debt instruments, mainly investment grade, but also in less than investment grade quality debt instruments. May also invest in foreign securities and may use derivatives for any investment purpose.

MORGAN STANLEY
Allianz Investment Management LLC/Morgan Stanley Investment Management, Inc.	AZL Morgan Stanley Global Real Estate Fund	Specialty	Income and capital appreciation
Invests at least 80% of assets in equity securities of companies in the real estate industry located throughout the world, including real estate investment trusts and real estate operating companies established outside the U.S.

PIMCO
Pacific Investment Management Company LLC	PIMCO VIT All Asset Portfolio	Specialty (Fund of Funds)	Maximum real return consistent with preservation of real capital and prudent investment management	Invests substantially all of its assets in institutional class shares of the underlying PIMCO Funds.
	PIMCO VIT Balanced Allocation Portfolio	Specialty	Total return which exceeds that of its benchmark
Invests in equity derivatives and other equity-related investments that provide equity-related exposure equivalent to 50-70% of its net assets ("Equity Sleeve") and the remainder of its net assets in a diversified portfolio of Fixed Income Instruments ("Fixed Income Sleeve").

	PIMCO VIT CommodityReal Return® Strategy Portfolio	Specialty	Maximum real return consistent with prudent investment management	Invests in commodity linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income securities.
	PIMCO VIT Emerging Markets Bond Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management	At least 80% of its assets in fixed income instruments of issuers that economically are tied to emerging markets countries.
	PIMCO VIT Global Bond Portfolio (Unhedged)	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of its assets in fixed income instruments of issuers in at least three countries (one of which may be the U.S.), which may be represented by forwards or derivatives. May invest, without limitation, in securities economically tied to emerging market countries.

	PIMCO VIT Global Core Bond (Hedged) Portfolio	Intermediate-Term Bonds	Total return which exceeds that of its benchmark
At least 80% of its assets in fixed income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

Investment Management Company and Adviser/Subadviser	Investment Option Name	Asset Class	Investment Objective	Principal Investment Strategies (Normal market conditions)
	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	Specialty	Total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index
Invests in a combination of affiliated and unaffiliated funds, fixed income instruments, equity securities, forwards and derivatives. Typically invests 50% to 70% of total assets in equity-related investments.

	PIMCO VIT High Yield Portfolio	High-Yield Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of assets in a diversified portfolio of high-yield securities ("junk bonds") rated below investment grade by Moody's or equivalently rated by S&P or Fitch. May invest up to 20% of total asets in securities denominated in foreign currencies.

	PIMCO VIT Long-Term U.S. Government Portfolio	Speciality	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives. May also invest in other types of fixed income instruments.

	PIMCO VIT Real Return Portfolio	Intermediate-Term Bonds	Maximum real return, consistent with preservation of real capital and prudent investment management	At least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations.
	PIMCO VIT StocksPLUS® Global Portfolio	International Equity	Total return, which exceeds that of its secondary benchmark index consistent with prudent investment management
The Portfolio normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Secondary Index (50% S&P 500 Index/50% MSCI EAFE Net Dividend Index (USD Unhedged)). Derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments with a view toward enhancing the Portfolio's total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

	PIMCO VIT Total Return Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 65% of total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

	PIMCO VIT Unconstrained Bond Portfolio	Specialty	Maximum long-term return, consistent with preservation of capital and prudent investment management
At least 80% of its assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

T. ROWE PRICE
Allianz Investment Management LLC/T. Rowe Price Associates, Inc.	AZL T. Rowe Price Capital Appreciation Fund	Specialty	Long-term capital appreciation with preservation of capital as an important intermediate-term objective
Invests at least 50% of its total assets in the common stocks of established U.S. companies that the subadviser believes has above-average potential  for capital growth. The remaining assets are generally invested in convertible securities, corporate and government debt, bank loans, and foreign securities. The Investment Option may invest up to 25% of its total assets in foreign securities.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

SUBSTITUTION AND LIMITATION ON FURTHER INVESTMENTS
We may substitute another Investment Option for one of your selected Investment Options, for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we do not substitute any shares without SEC approval and providing you notice. We may make substitutions with respect to your existing allocations, future Purchase Payment allocations, or both. New or substitute Investment Options may have different fees and expenses, and their availability may be limited to certain purchaser classes. We may limit further Investment Option allocations if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We may also close Investment Options to additional allocations. The fund companies that sell Investment Option shares to us, pursuant to participation agreements, may end those agreements and discontinue offering us their shares.
TRANSFERS BETWEEN INVESTMENT OPTIONS
You can make transfers between Investment Options, subject to the following restrictions. Currently, there is no maximum number of transfers allowed, but we may change this in the future. Transfers may be subject to a transfer fee, see section 7, Expenses.
The following applies to any transfer.
•	Your request for a transfer must clearly state the Investment Options involved and how much to transfer.
•
If you have Income Protector, Income Focus or Investment Protector, your transfer instructions must comply with the "Investment Option Allocation Restrictions and Quarterly Rebalancing" in section 11.a, Income Protector or Appendix F – Income Focus or Appendix G – Investment Protector.

•	Your right to make transfers is subject to the Excessive Trading and Market Timing policy discussed later in this section.
•
Contract Value transfers between Investment Options do not change your future Purchase Payment allocation instructions or how we rebalance your Contract Value quarterly if you have Income Protector, Income Focus or Investment Protector. To change this quarterly rebalancing when you make a transfer, you must also change your future allocation instructions.

We process transfer requests based on prices next determined after we receive your request in Good Order at our Service Center. If we do not receive your transfer request before the end of the current Business Day, even if due to our delay in answering your call or a delay caused by our electronic systems, you receive the next Business Day's prices. For jointly owned Contracts, unless you require us to obtain signatures from both Joint Owners, we accept transfer instructions from any Joint Owner. We may also allow you to authorize someone else to request transfers on your behalf.
ELECTRONIC INVESTMENT OPTION TRANSFER AND ALLOCATION INSTRUCTIONS
We use reasonable procedures to confirm that electronic transfer and allocation instructions given to us are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions and log all fax, email and website instructions. We reserve the right to deny any transfer request or allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.
Please note that telephone, fax, email and/or the website may not always be available. Any electronic system, whether it is ours, yours, your service provider's, or your Financial Professional's, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your transfer request or allocation instruction change. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you are experiencing problems, you should submit your instructions in writing to our Service Center.
By authorizing electronic instructions, you authorize us to accept and act upon these instructions for your Contract. There are risks associated with electronic communications that do not occur with a written request. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone with your password; we cannot verify that the person providing instructions on the website is you, or is authorized by you.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

EXCESSIVE TRADING AND MARKET TIMING
We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.
Frequent transfers, programmed transfers, transfers into and then out of an Investment Option in a short period of time, and transfers of large amounts at one time (collectively referred to as "potentially disruptive trading") may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.
•
Dilution of the interests of long-term investors in an Investment Option, if market timers or others transfer into an Investment Option at prices that are below their true value, or transfer out at prices above their true value.

•	An adverse effect on portfolio management, such as causing an Investment Option to maintain a higher level of cash or causing an Investment Option to liquidate investments prematurely.
•	Increased brokerage and administrative expenses.
We attempt to protect our Owners and the Investment Options from potentially disruptive trading through our excessive trading and market timing policies and procedures. Under these policies and procedures, we could modify your transfer privileges for some or all of the Investment Options. Unless prohibited by your Contract or applicable state law, we may:
•	Limit transfer frequency (for example, prohibit more than one transfer a week, or more than two a month, etc.).
•	Restrict the transfer method (for example, requiring all transfers be sent by first-class U.S. mail and rescinding electronic transfer privileges).
•
Require a minimum time period between each transfer into or out of the same Investment Option. Our current policy, which is subject to change without notice, prohibits "round trips" within 14 calendar days. We do not include transfers into and/or out of the AZL Government Money Market Fund when available in your Contract. Round trips are transfers into and back out of the same Investment Option, or transfers out of and back into the same Investment Option.

•	Refuse transfer requests made on your behalf by an asset allocation and/or market timing service.
•	Limit the dollar amount of any single Purchase Payment or transfer request to an Investment Option.
•	Prohibit transfers into specific Investment Options.
•	Impose other limitations or restrictions to the extent permitted by federal securities laws.
We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser's, subadviser's or our judgment, an Investment Option may be unable to invest effectively in accordance with its investment objectives and policies.
Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine it constitutes disruptive trading, we also impose transfer restrictions. Transfer restrictions may include refusing electronic transfers and requiring all transfers be sent by first-class U.S. mail. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions if we determine, in our sole discretion, that transfers disadvantage other Owners. We notify you in writing if we impose transfer restrictions on you.
We do not include automatic transfers made under any of our programs or Contract features when applying our market timing policy.
We adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by your legitimate interest in diversifying your investment and making periodic asset re-allocations based on your personal situation or overall market conditions. We attempt to protect your interests in making legitimate transfers by providing reasonable and convenient transfer methods that do not harm other Owners.
We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures discussed here. In determining if a transfer is appropriate, we may, but are not required to, take into consideration its relative size, whether it was purely a defensive transfer into the AZL Government Money Market Fund, and whether it involved an error or similar event. We may also reinstate electronic transfer privileges after we revoke them, but we do not reinstate these privileges if we believe they might be used for future disruptive trading.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

We cannot guarantee the following.
•	Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.
•	Revoking electronic transfer privileges will successfully deter all potentially disruptive trading.
In addition, some of the Investment Options are available to other insurance companies and we do not know if they adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be. Because we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Investment Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.
We may, without prior notice to any party, take whatever action we deem appropriate to comply with any state or federal regulatory requirement. In addition, purchase orders for an Investment Option's shares are subject to acceptance by that Investment Option's manager. We reserve the right to reject, without prior notice, any Investment Option transfer request or Purchase Payment if the purchase order is rejected by the investment manager. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we must provide information about you and your trading activities to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of Investment Options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.
Investment Options may add or change policies designed to restrict market timing activities. For example, Investment Options may impose restrictions on transfers between Investment Options in an affiliated group if the investment adviser to one or more of the Investment Options determines that the person requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an Investment Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Investment Options' prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of Investment Option restrictions and actions taken by the Investment Options' managers.
NOTE: This Contract is not designed for professional market timing organizations, or other persons using programmed, large, or frequent transfers, and we may restrict excessive or inappropriate transfer activity.

We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and how we apply trading restrictions, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. For example, if we determine a person is engaging in potentially disruptive trading, we may revoke that person's electronic transfer privileges and require all future requests to be sent by first-class U.S. mail. In the alternative, if the disruptive trading affects only a single Investment Option, we may prohibit transfers into or Purchase Payment allocations to that Investment Option. We notify the person or entity making the potentially disruptive trade when we revoke any transfer privileges.
The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if others are able to engage in potentially disruptive trading practices that have negative effects.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

FLEXIBLE REBALANCING PROGRAM
Your selected Investment Options' performance may cause the percentage of Contract Value in each Investment Option to change. Flexible rebalancing can help you maintain your selected allocation percentages. You can direct us to automatically adjust your Contract Value (and Bonus Value, if applicable) in the Investment Options according to your future Purchase Payment allocation instructions on a quarterly, semi-annual or annual basis according to your instructions. We make flexible rebalancing transfers on the 20th of the month, or the next Business Day if the 20th is not a Business Day. We must receive your flexible rebalancing program form in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we rebalance, or your program does not begin until next month. If you participate in this program, there are no fees for the flexible rebalancing transfers and we do not currently count them as a free transfer. We reserve the right to discontinue or modify the flexible rebalancing program at any time and for any reason. To end this program, we must receive your request at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the 20th to end that month.
NOTE: This program is not available if you have Income Protector, Income Focus or Investment Protector.

FINANCIAL ADVISER FEES
If you have an investment adviser and want to pay their fees from this Contract, you can submit a written request to our Service Center on a form satisfactory to us. If we approve your request, we withdraw the fee and pay it to your adviser. We treat this fee payment as a withdrawal.
Financial adviser fees paid from a Non-Qualified Contract will be a taxable withdrawal to the extent that gain exists within the Contract. If any Owner is under age 59½, withdrawals may be subject to a 10% additional federal tax.
Financial adviser fees paid from an IRA will not be treated as a taxable withdrawal as long as the annuity contract is solely liable for the payment of the fee. You should consult a tax adviser regarding the tax treatment of adviser fee payments.
Your investment adviser acts on your behalf, not ours. We are not party to your advisory agreement or responsible for your adviser's actions. We do not set your adviser's fee or receive any part of it. Any adviser fee you pay is in addition to this Contract's fees and expenses. You should ask your adviser about compensation they receive for this Contract.
You can submit a written request to our Service Center on a form satisfactory to us to allow your adviser to make Investment Option transfers on your behalf. However, we reserve the right to review an adviser's trading history before allowing him or her to make transfers. If, in our sole discretion, we believe the adviser's trading history indicates excessive trading, we can deny your request. If we approve it, your adviser is subject to the same trading restrictions that apply to Owners. We can deny or revoke trading authority in our sole discretion.
VOTING PRIVILEGES
We legally own the Investment Option shares. However, when an Investment Option holds a shareholder vote that affects your investment, we ask you to give us voting instructions. We then vote all of our shares, including any we own on our behalf, in proportion to those instructions. Because most Owners do not give us instructions and we vote shares proportionally, a small number of Owners may determine a vote's outcome. If we determine we no longer need to get your voting instructions, we will decide how to vote the shares. Only Owners have voting privileges. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.
We determine your voting interest in an Investment Option as follows.
•
You can provide voting instructions based on the dollar value of the Investment Option's shares in your Contract's subaccount. We calculate this value based on the number and value of accumulation units for your Contract on the record date. We count fractional units.

•	You receive proxy materials and a voting instruction form.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

6.	OUR GENERAL ACCOUNT

Our general account holds all our assets other than our separate account assets. We own our general account assets and use them to support our insurance and annuity obligations, other than those funded by our separate accounts. These assets are subject to our general business operation liabilities, and may lose value. Subject to applicable law, we have sole investment discretion over our general account assets.
We have not registered our general account as an investment company under the Investment Company Act of 1940, nor have we registered our general account interests under the Securities Act of 1933. As a result, the SEC has not reviewed our general account prospectus disclosures.
We do not currently offer any general account investment choices during the Accumulation Phase. Any Contract Value you apply to Annuity Payments during the Annuity Phase becomes part of our general account. Any guaranteed values, such as Income Protector's Benefit Base, or Investment Protector's Target Value, that are greater than Contract Value are subject to our claims paying ability and the priority rights of our other creditors.

7.	EXPENSES

Contract fees and expenses reduce your investment return and are described here in detail.
MORTALITY AND EXPENSE RISK (M&E) CHARGE
We calculate and accrue the M&E charge at an annualized rate of the Investment Options' net asset value on each Business Day during the Accumulation Phase as follows.
Mortality and Expense Risk (M&E) Charge (as a percentage of each Investment Options' net asset value)
Base Contract without optional benefits(1)	1.40%
Base Contract with Quarterly Value Death Benefit(2)	1.70%
Base Contract with the Bonus Option(3)	1.70%
Base Contract with the Bonus Option and Quarterly Value Death Benefit(2),(3)	2.00%
(1)
Upon the death of the Owner, we continue to assess this M&E charge under death benefit payment Option B, and with optional payments under death benefit payment Option C, as noted in section 10, Death Benefit – Death Benefit Payment Options During the Accumulation Phase.

(2)
If you remove an Additional Required Benefit from your Contract without simultaneously replacing it, we no longer assess the additional 0.30% M&E charge for the Quarterly Value Death Benefit after the Additional Required Benefit's rider termination date. In this instance you will not receive any future lock ins of quarterly investment gains to your death benefit but you keep any prior lock ins.

(3)	Not available in Connecticut or Oregon.
The M&E charge reduces the net asset value that we use to calculate each subaccount's accumulation unit value. The net asset value is the price of an underlying Investment Option. For more information on accumulation unit values, see the discussion in section 4, Valuing Your Contract.
The M&E charge compensates us for providing all your Contract's benefits, including our contractual obligation to make Annuity Payments and certain  Contract and distribution expenses. The M&E charge also compensates us for assuming the expense risk that the current charges are less than future Contract administration costs as well as the cost of providing certain features under the Contract. If the M&E charge covers these costs and risks, any excess is profit to us. We anticipate making such a profit.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

RIDER CHARGE
If you select Income Protector, we deduct a rider charge from your Contract Value (and Bonus Value, if applicable) during the Accumulation Phase while your benefit is in effect and your Contract Value is positive. The rider charge is an annualized rate that is calculated and accrued on a daily basis as a percentage of the Benefit Base.
We begin calculating and accruing the daily rider charge amount on the day after the Rider Effective Date. We calculate the daily rider charge before we process any additional Purchase Payments or withdrawals, and if this is also a Quarterly Anniversary, before we increase the Benefit Base for the Annual Increase Percentage or any Contract Value increase. We deduct the rider charge on each Quarterly Anniversary (or the next Business Day if the Quarterly Anniversary is not a Business Day) while Income Protector is in effect with the following exceptions.
•	If you withdraw the total Contract Value, we deduct the final rider charge (the total of all daily rider charges we calculated for the current Contract quarter) before processing the withdrawal.
•	If you annuitize the Contract, we deduct the final rider charge before calculating Annuity Payments.
•	If Income Protector ends due to death, we deduct the final rider charge before calculating the death benefit.
Rider Charge
	Maximum	Minimum	Current
Income Protector(1) Single Lifetime Plus Payments (as a percentage of the Benefit Base) Joint Lifetime Plus Payments (as a percentage of the Benefit Base)	2.50% 2.75%	0.50% 0.50%	1.40% 1.40%
(1)
If you select the Charge Lock Option rider, the Income Protector's rider charge is fixed at the rate in effect on the Charge Lock Date. You will continue to pay the rider charge after the Charge Lock Date as long as Income Protector is in effect and your Contract Value is positive.

For information on how we calculate the Benefit Base, see section 11.a, Income Protector – Benefit Base.
We reserve the right to increase or decrease the rider charge on each Quarterly Anniversary, subject to the maximum and minimum. However, in any twelve-month period we cannot increase or decrease the rider charge more than 0.50%. If we increase your rider charge, we notify you in writing at least 30 days in advance to allow you the option of accepting the charge increase, or removing your benefit before the charge increases. Alternatively, you can instead reject this charge increase and all future rider charge changes by selecting the Charge Lock Option rider. The Charge Lock Option rider allows you to keep your benefit at the current rider charge, but with reduced guaranteed values and payments, and no opportunity for future payment increases or future rider charge decreases. The Charge Lock Option rider for Income Protector is discussed in section 11.a.
We deduct the rider charge on a dollar for dollar basis from the Contract Value (and Bonus Value, if applicable). We deduct the rider charge from the Contract Value on each Quarterly Anniversary before we use that Contract Value to compute any of your Contract's guaranteed values, but we do not treat the deduction of the rider charge as a withdrawal when computing these guaranteed values. Guaranteed values include Income Protector's Benefit Base and Quarterly Value Death Benefit's Quarterly Anniversary Value (see section 11.b). If on a Quarterly Anniversary (or the next Business Day if the Quarterly Anniversary is not a Business Day) the Contract Value is less than the rider charge, we deduct your total remaining Contract Value to cover the final rider charge and reduce your Contract Value to zero. If the deduction of the final rider charge eliminates your Contract Value, it does not end your Contract, selected benefit, or any Lifetime Plus Payments, although we no longer assess or deduct the rider charge.
Changes to the Benefit Base change the rider charge amount. For example, if you receive an annual Lifetime Plus Payment increase because the Contract Value increased, both your Benefit Base and daily rider charge amount also increase. Similarly, an Excess Withdrawal decreases both your Benefit Base and daily rider charge amount.
This fee compensates us for the benefits provided by Income Protector, including your benefit's guarantees. If the rider charge covers these costs and risks, any excess is profit to us. We anticipate making such a profit.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

Example: On the Quarterly Anniversary your current annual rider charge is 1.40% and your Benefit Base is $116,250 based on an Annual Increase Percentage of 5% (1.25% simple interest quarterly). During the quarter you make no additional Purchase Payments, take no withdrawals and do not begin Lifetime Plus Payments. We calculate the daily rider charge amount for this quarter as follows:
(the Benefit Base) x (annual rider charge ÷ 365) = daily rider charge amount, or:  $116,250 x (1.40% ÷ 365) = $4.46
If there are 89 days in the current quarter (which includes the next Quarterly Anniversary), then the total quarterly rider charge is:
(number of days in the current quarter) x (daily rider charge amount), or: 89 x $4.46 = $396.94
On the next Quarterly Anniversary we would deduct $396.94 from the Contract Value, then apply the Annual Increase Percentage to the Benefit Base. Assuming the Contract Value is not greater than the Annual Increase after application of simple interest increase, the new Benefit Base for the upcoming quarter would be $117, 500 ($116,250 x 1.25%). We would then use this new Benefit Base to begin computing the daily rider charge for the next quarter on the next day as:
(the Benefit Base) x (annual rider charge ÷ 365) = daily rider charge amount, or:  $117,500 x (1.40% ÷ 365) = $4.51
If you make an additional Purchase Payment of $15,000 on the 43rd day of the next quarter, your Benefit Base would increase by the amount of the payment to $132,500 ($117,500 + $15,000). We would then use this new Benefit Base to begin computing the daily rider charge for the remainder of the quarter on the next day as:
(the Benefit Base) x (annual rider charge ÷ 365) = daily rider charge amount, or:  $132,500 x (1.40% ÷ 365) = $5.08
If there are 92 days in the current quarter (which includes the next Quarterly Anniversary), then the total quarterly rider charge is:
(number of days in the current quarter) x (daily rider charge amount), or:
(43 x $4.51) + (49 x $5.08) = $193.93+ $248.92 = $442.85
On the next Quarterly Anniversary we would deduct $442.85 from the Contract Value, then apply the Annual Increase Percentage and lock in any Contract Value increase to the Benefit Base. We would then use this new updated Benefit Base to begin computing the daily rider charge for the next quarter on the next day.
Please note that this example may differ from your actual results due to rounding.
NOTE:

•
Rider charges for prior versions of Income Protector are included in Appendix H. Rider charges for the previously available Income Focus are included in Appendix F, and for the previously available Investment Protector are included in Appendix G.

•
Selecting the Charge Lock Option rider may reduce Income Protector's benefits significantly, and you may be better off either accepting a rider charge increase, or removing Income Protector from your Contract. If you select the Charge Lock Option rider your Contract Value will continue to fluctuate with Investment Option performance after the Charge Lock Date. The Charge Lock Option rider may not be available in all states or through all broker dealers. You should consult with your Financial Professional before selecting the Charge Lock Option rider.

•	For Charge Lock Option riders issued in all states except Pennsylvania: Once you select the Charge Lock Option rider, you cannot later remove it from your Contract.
•
For Charge Lock Option riders issued in Pennsylvania: If you change your mind about having the Charge Lock Option rider, you can return the rider within ten days after receiving it and we treat it as if it had never been issued. If you return the Charge Lock Option rider this means we will increase your rider charge, but we will not reduce your guaranteed values or payments.

•
If Income Protector ends before the Benefit Date due to the death of a Covered Person or Owner (or Annuitant if the Owner is a non-individual), we refund any rider charges accrued and deducted after the date of death even if you select the Charge Lock Option rider. If Income Protector ends after the Benefit Date due to the death of a Covered Person or Owner (or Annuitant if the Owner is a non-individual), we will not refund rider charges accrued and deducted after the date of death.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

CONTRACT MAINTENANCE CHARGE
Your annual contract maintenance charge is $50. This charge is for Contract administration and maintenance expenses. We waive this charge as follows:
•
During the Accumulation Phase, if the total Contract Value (or Bonus Value, if applicable) for all Vision Contracts you own is at least $100,000 at the end of the last Business Day before the Contract Anniversary, or if the Contract Value (or Bonus Value, if applicable) for this single Vision Contract is at least $100,000 on the Contract Anniversary (or the next Business Day if the Contract Anniversary is not a Business Day). We determine the total Contract Value (or Bonus Value, if applicable) for all individually owned Vision Contracts by using the Owner's social security number, and for non-individually owned Vision Contracts we use the Annuitant's social security number.

•	During the Annuity Phase if the Contract Value on the last Business Day before the Annuity Date is at least $100,000.
•	When paying death benefits under death benefit payment options A, B, or C.
During the Accumulation Phase, we deduct the contract maintenance charge on a dollar for dollar basis from the Contract Value (and Bonus Value, if applicable) on the Contract Anniversary (or the next Business Day if the Contract Anniversary is not a Business Day). If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we deduct the full contract maintenance charge. We do not treat the deduction of the contract maintenance charge as a withdrawal when computing any of your Contract's guaranteed values. During the Annuity Phase, we deduct the contract maintenance charge proportionately from each Annuity Payment.
WITHDRAWAL CHARGE
You can take withdrawals during the Accumulation Phase. A withdrawal charge applies if any part of a withdrawal comes from a Purchase Payment that is still within the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, which is equal to total Purchase Payments, less any Purchase Payment withdrawn (excluding any penalty-free withdrawals), and less any applicable withdrawal charge. We do not reduce the Withdrawal Charge Basis for any amounts we deduct to pay the transfer fee, contract maintenance charge, or rider charge.
We do not assess a withdrawal charge on penalty-free withdrawals or amounts we deduct to pay Contract charges, other than the withdrawal charge. However, any amounts used to pay a withdrawal charge are subject to a withdrawal charge. Amounts withdrawn to pay investment adviser fees are subject to a withdrawal charge if they exceed the free withdrawal privilege. Penalty-free withdrawals include: withdrawals under the free withdrawal privilege and waiver of withdrawal charge benefit; payments under our minimum distribution program; Lifetime Plus Payments; and Income Focus Payments.
For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a "first-in-first-out" (FIFO) basis and we process withdrawal requests as follows.
1.
First we withdraw from Purchase Payments that are beyond your Contract's withdrawal charge period (for example, on a Base Contract, Purchase Payments we have had for seven or more complete years). This withdrawal is not subject to a withdrawal charge and it reduces the Withdrawal Charge Basis.

2.
Then, if this is a partial withdrawal, we withdraw from the free withdrawal privilege (see section 8, Access to Your Money – Free Withdrawal Privilege). This withdrawal is not subject to a withdrawal charge and it does not reduce the Withdrawal Charge Basis.

3.
Next, on a FIFO basis, we withdraw from Purchase Payments within your Contract's withdrawal charge period and assess a withdrawal charge. Withdrawing payments on a FIFO basis may help reduce the total withdrawal charge because the charge declines over time. We determine your total withdrawal charge by multiplying each payment by its applicable withdrawal charge percentage and then totaling the charges. This withdrawal reduces the Withdrawal Charge Basis.

4.
Finally we withdraw any Contract earnings. Bonuses (if applicable) and earnings on them are considered Contract earnings for withdrawal charge purposes. This withdrawal is not subject to a withdrawal charge and it does not reduce the Withdrawal Charge Basis.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

The withdrawal charge as a percentage of each Purchase Payment withdrawn is as follows.
Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount(1)
	Base Contract(2)	Bonus Option(3)
0	8.5%	8.5%
1	8.5%	8.5%
2	7.5%	8.5%
3	6.5%	8%
4	5%	7%
5	4%	6%
6	3%	5%
7	0%	4%
8	0%	3%
9 years or more	0%	0%
(1)	In Florida, the total withdrawal charge on a partial or full withdrawal cannot be greater than 10% of the Contract Value withdrawn.
(2)	In Mississippi, the withdrawal charge is 8.5%, 7.5%, 6.5%, 5.5%, 5%, 4%, 3%, and 0% for the time periods referenced.
(3)	Not available in Connecticut or Oregon. In Mississippi, the withdrawal charge is 8%, 8%, 8%, 8%, 7%, 6%, 5%, 3.5%, 1.5% and 0% for the time periods referenced.
Upon a full withdrawal, we first deduct any applicable contract maintenance charge and rider charge before we calculate the withdrawal charge. We deduct any applicable withdrawal charge from the total Contract Value and send you the remaining amount. For a partial withdrawal we deduct the amount you request, plus any applicable withdrawal charge from the total Contract Value (and Bonus Value, if applicable). We apply the withdrawal charge to this total amount and we pay you the amount you requested. For partial withdrawals, we deduct the charge proportionately from your selected Investment Options. If a partial withdrawal occurs on a day that we also assess the rider charge and/or contract maintenance charge, we assess these charges in this order after we deduct the withdrawal and any applicable withdrawal charge from the Contract Value.
The withdrawal charge compensates us for expenses associated with selling the Contract.
Example: You make an initial Purchase Payment of $30,000 on a Base Contract and make another Purchase Payment in the first month of the second Contract Year of $70,000. In the third month of the third Contract Year, your Contract Value is $110,000 and you request a $52,000 withdrawal. We withdraw money and compute the withdrawal charge as follows.
1)	Purchase Payments beyond the withdrawal charge period. All payments are still within the withdrawal charge period, so this does not apply.
2)
Amounts available under the free withdrawal privilege. You did not take any other withdrawals this year, so you can withdraw up to 12% of your total payments (or $12,000) without incurring a withdrawal charge.

3)	Purchase Payments on a FIFO basis. We withdraw $30,000 from the first Purchase Payment, which is subject to a 7.5% withdrawal charge, and you receive $27,750. We determine this amount as follows:
(amount withdrawn) x (1 – withdrawal charge) = the amount you receive, or:
 $30,000 x 0.925 = $27,750.
Next we withdraw from the second Purchase Payment. So far, you received $39,750 ($12,000 under the free withdrawal privilege and $27,750 from the first Purchase Payment), so we withdraw $12,250 from the second Purchase Payment to equal the $52,000 you requested. The second Purchase Payment is subject to an 8.5% withdrawal charge. We calculate the total amount withdrawn and its withdrawal charge as follows:
(the amount you receive) ÷ (1 – withdrawal charge) = amount withdrawn, or:
 $12,250 ÷ 0.915 = $13,388
4)	Contract earnings. We already withdrew your requested amount, so this does not apply.
In total we withdrew $55,388 from your Contract, of which you received $52,000 and paid a withdrawal charge of $3,388.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

Reduction or Elimination of the Withdrawal Charge
We may reduce or eliminate the withdrawal charge when the Contract is sold under circumstances that reduce its sales expenses. We will implement this withdrawal charge reduction or elimination in a nondiscriminatory manner. For example, if a large group of individuals purchases Contracts or if a prospective purchaser already has a relationship with us. We may choose not to deduct a withdrawal charge under a Contract issued to an officer, director, or employee of Allianz Life or any of its affiliates. Also, we may reduce or eliminate the withdrawal charge when a Contract is sold by a Financial Professional appointed with Allianz Life to any members of his or her immediate family and the Financial Professional waives their commission. We must pre-approve any withdrawal charge reduction or elimination.
NOTE:

•
Because we do not reduce the Withdrawal Charge Basis for penalty-free withdrawals or for Contract charges other than the withdrawal charge, we may assess a withdrawal charge on more than the amount you are withdrawing upon a full withdrawal of the total Contract Value. Also, upon full withdrawal, if the Contract Value has declined due to poor performance, the withdrawal charge may be greater than the total Contract Value and you will not receive any money.

•
Withdrawals may have tax consequences and, if taken before age 59½, may be subject to a 10% additional federal tax. For tax purposes in most instances, withdrawals from Non-Qualified Contracts are considered to come from earnings first, not Purchase Payments.

•	For Contracts issued in Florida: The withdrawal charge cannot exceed 10% of the Contract Value withdrawn.

TRANSFER FEE
The first twelve transfers every Contract Year are free. After that, we deduct a $25 transfer fee for each additional transfer. We count all transfers made in the same Business Day as one transfer. The following do not count against the free transfers we allow and are not subject to a transfer fee: dollar cost averaging transfers, flexible rebalancing transfers, or quarterly rebalancing transfers under Income Protector, Income Focus or Investment Protector. The transfer fee continues to apply under death benefit payment Option B, and with optional payments under death benefit payment Option C as noted in section 10, Death Benefit – Death Benefit Payment Options During the Accumulation Phase.
We deduct the transfer fee on a dollar for dollar basis from the amount of Contract Value being transferred (and Bonus Value, if applicable) before allocating the remaining Contract Value to your selected Investment Options. We do not treat the deduction of the transfer fee as a withdrawal when computing any of your Contract's guaranteed values.
PREMIUM TAX
Premium tax is based on your state of residence at the time you make each Purchase Payment. In states that assess a premium tax, we do not currently deduct it from the Contract, although we reserve the right to do so in the future. Premium tax normally ranges from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.
INCOME TAX
Currently, we do not deduct any Contract related income tax we incur, although we reserve the right to do so in the future.
INVESTMENT OPTION EXPENSES
The Investment Options' assets are subject to operating expenses (including management fees). These expenses are described in the Fee Tables, Appendix A, and in the Investment Options' prospectuses. These expenses reduce the Investment Options' performance and, therefore, negatively affect your Contract Value and any guaranteed values or payments based on Contract Value. The Investment Options' investment advisers provided us with the expense information in this prospectus and we did not independently verify it.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

8.	ACCESS TO YOUR MONEY

The money in your Contract is available under the following circumstances:
•	by withdrawing your Contract Value;
•	by withdrawing the Target Value on the Target Value Date (if you have Investment Protector);
•	by taking Lifetime Plus Payments (if you have Income Protector);
•	by taking Income Focus Payments (if you have Income Focus);
•	by taking required minimum distributions (Qualified Contracts only) as discussed in "Minimum Distribution Program and Required Minimum Distribution (RMD) Payments" later in this section;
•	by taking Annuity Payments; or
•	when we pay a death benefit.
You can take withdrawals during the Accumulation Phase. We process withdrawal requests based on values next determined after receipt of the request in Good Order at our Service Center. Values are normally determined at the end of each Business Day. Any withdrawal request received at or after the end of the current Business Day receives the next Business Day's values.
Any partial withdrawal must be for at least $100.* The Contract Value after a partial withdrawal must be at least $2,000.** We reserve the right to treat a partial withdrawal that reduces the Contract Value below this minimum as a full withdrawal.
*	Does not apply to Lifetime Plus Payments, Income Focus Payments, or required minimum distributions.
**	Does not apply to Lifetime Plus Payments or Income Focus Payments.
We deduct any partial withdrawal (including any withdrawal charge) proportionately from each Investment Option unless you provide us with alternate instructions. If you have Income Protector, Income Focus or Investment Protector, and take a partial withdrawal from specific Investment Options, the benefit's quarterly rebalancing feature moves money back into those Investment Options at the end of the quarter unless you also change your future Purchase Payment allocation instructions.
If you select the Bonus Option and you have multiple bonuses, we reduce the oldest unvested bonus first (see section 11.d, Bonus Option). Partial withdrawals in excess of the free withdrawal privilege reduce unvested bonus amounts by the percentage of the Contract Value withdrawn, as shown in the following example.
When you take a full withdrawal, we process your request on the Business Day we receive it in Good Order at our Service Center as follows:
•	total Contract Value determined at the end of the day,
•	less any final rider charge if you selected Income Protector, Income Focus or Investment Protector,
•	less any withdrawal charge, and
•	less any contract maintenance charge.
See the Fee Tables and section 7, Expenses for a discussion of these charges.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

We pay withdrawals within seven days of receipt of your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the discussion later in this section).
NOTE:
•	Ordinary income taxes and tax penalties may apply to any withdrawal you take.
•
We may be required to provide information about you or your Contract to government regulators. We may also be required to stop Contract disbursements and thereby refuse any transfer requests, and refuse to pay any withdrawals, surrenders, or death benefits until we receive instructions from the appropriate regulator. If, pursuant to SEC rules, the AZL Government Money Market Fund suspends payment of redemption proceeds in connection with a fund liquidation, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the AZL Government Money Market Fund subaccount until the fund is liquidated.

•
For Contracts issued in Texas: We can only treat a partial withdrawal that reduces the Contract Value below $2,000 as a full withdrawal if you have not made an additional Purchase Payment in the past two calendar years.

•
For Contracts with Investment Protector: The Target Value is only guaranteed to be available on each Target Value Date. Beginning on the next Business Day, your Contract Value fluctuates based on your selected Investment Options' performance, and this is the value available to you upon withdrawal. We notify you in writing at least 30 days in advance of your initial Target Value Date to allow you to decide if you want to take a withdrawal and/or continue your Contract until the next Target Value Date.

Example
•	You purchase a Base Contract with the Bonus Option, make an initial Purchase Payment of $100,000 and receive a $6,000 bonus.
•
You request a $50,000 partial withdrawal (not including the withdrawal charge) during the first Contract Year when the withdrawal charge is 8.5%. On the day of (but before) the partial withdrawal, your Contract Value is $110,600, the Bonus Value is $116,600, and your free withdrawal privilege is $12,000. Your bonus is not vested.

Calculating the total withdrawal charge:
Amount requested that is subject to a withdrawal charge (amount requested minus the free withdrawal privilege)
= $50,000 – $12,000 =	$38,000.00
Divided by (1 minus the withdrawal charge percentage) = 1 – 0.085 =	÷ 0.915
Total amount subject to a withdrawal charge	$41,530.05
Total withdrawal charge (amount withdrawn minus the amount requested) = $41,530.05 – $38,000.00 =	$ 3,530.05

Reducing the Contract Value:
Contract Value on the day of (but before) the partial withdrawal	$110,600.00
Minus the total amount withdrawn (amount requested plus the total withdrawal charge)
= $50,000.00 + $3,530.05 =	– 53,530.05
Contract Value after the partial withdrawal	$ 57,069.95

Reducing the unvested bonus:
Amount of the unvested bonus	$ 6,000.00
Multiplied by the result of the total amount withdrawn, minus the free withdrawal privilege, divided by the Contract Value on the day of (but before) the partial withdrawal
= ($53,530.05 – $12,000) / $110,600 =	x 0.375
Reduction in the unvested bonus due to the partial withdrawal (0.375 x $6,000)	$ 2,250
Unvested bonus after the partial withdrawal = $6,000 – $2,250 =	$ 3,750

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

FREE WITHDRAWAL PRIVILEGE
Each Contract Year, you can withdraw up to 12% of your total Purchase Payments without incurring a withdrawal charge (the free withdrawal privilege). Any unused free withdrawal privilege in one Contract Year is not added to the amount available next year. Withdrawals of Purchase Payments that are beyond the withdrawal charge period are not subject to a withdrawal charge and do not reduce your free withdrawal privilege. Required minimum distribution payments are not subject to a withdrawal charge, but do reduce your free withdrawal privilege.
NOTE: The free withdrawal privilege is not available upon a full withdrawal or while you are receiving Lifetime Plus Payments or Income Focus Payments.

SYSTEMATIC WITHDRAWAL PROGRAM
The systematic withdrawal program can provide automatic withdrawal payments to you. However, if your Contract Value is less than $25,000, we only make annual payments. You can request to receive these withdrawal payments monthly, quarterly, semi-annually or annually. The minimum amount you can withdraw under this program is $100 and there is no maximum. We make systematic withdrawals on the ninth of the month, or the next Business Day if the ninth is not a Business Day. We must receive your systematic withdrawal program form instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these withdrawals, or your program does not begin until the next month. This program ends at your request or when you withdraw your total Contract Value. However, we reserve the right to discontinue or modify the systematic withdrawal program at any time and for any reason.
NOTE:
•	During the withdrawal charge period, systematic withdrawals in excess of the free withdrawal privilege are subject to a withdrawal charge.
•	Ordinary income taxes and tax penalties may apply to systematic withdrawals.

•	The systematic withdrawal program is not available while you are receiving required minimum distribution payments, Lifetime Plus Payments or Income Focus Payments.

MINIMUM DISTRIBUTION PROGRAM AND REQUIRED MINIMUM DISTRIBUTION (RMD) PAYMENTS
If you own an IRA or SEP IRA Contract, you can participate in the minimum distribution program during the Accumulation Phase. Under this program, we make payments to you designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code for this Qualified Contract. RMD payments are not subject to a withdrawal charge, but they reduce the free withdrawal privilege amount during the Contract Year. We can make payments to you on a monthly, quarterly, semi-annual or annual basis. However, if your Contract Value is less than $25,000, we only make annual payments. You cannot aggregate RMD payments between this Contract and other qualified contracts that you own. We make RMD payments on the ninth of the month, or the next Business Day if the ninth is not a Business Day. We must receive your program form instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these payments, or your program does not begin until the next month.
Lifetime Plus Payments or Income Focus Payments can also be used to satisfy your RMD needs. If you begin Lifetime Plus Payments or Income Focus Payments while participating in the minimum distribution program, RMD payments stop on the Business Day immediately before the Benefit Date. You remain in the program (unless you choose to end it), and if your selected benefit's lifetime payments and Excess Withdrawals taken during a calendar year do not fully satisfy your RMD, we send you an additional RMD payment to satisfy your remaining RMD needs. For more information, see the note in section 11.a, Income Protector: Calculating Your Lifetime Plus Payments, or Appendix F – Income Focus: Calculating Your Income Focus Payments.
NOTE:
•	You should consult a tax adviser before purchasing a Qualified Contract that is subject to RMD payments.

•	The minimum distribution program is not available while you are receiving systematic withdrawals.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

WAIVER OF WITHDRAWAL CHARGE BENEFIT
After the first Contract Year, if any Owner becomes confined to a nursing home for a period of at least 90 consecutive days and a physician certifies that continued confinement is necessary, you can take withdrawals and we waive the withdrawal charge. This waiver is not available if any Owner was confined to a nursing home on the Issue Date. We base this benefit on the Annuitant for non-individually owned Contracts. We must receive proof of confinement in Good Order for each withdrawal before we waive the withdrawal charge.
NOTE FOR CONTRACTS ISSUED IN:
•	Massachusetts – The waiver of withdrawal charge benefit is not available.
•	New Hampshire – The definition of nursing home is an institution operated in accordance with state law.

•
Pennsylvania – The waiver is not available if on the Issue Date, an Owner was confined to a nursing home or was already diagnosed with a terminal illness. Also, the nursing home confinement requirement is a total of 90 days within a six month period. These 90 days do not need to be consecutive.

SUSPENSION OF PAYMENTS OR TRANSFERS
We may be required to suspend or postpone transfers or payments for withdrawals* for any period when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•
an emergency (as determined by the SEC) exists as a result of which disposal of the Investment Option shares is not reasonably practicable or we cannot reasonably value the Investment Option shares; or

•	during any other period when the SEC, by order, so permits for the protection of Owners.
*	Including Lifetime Plus Payments, Income Focus Payments and Excess Withdrawals.

9.	THE ANNUITY PHASE

Prior to annuitization, you can surrender your Contract and receive your total Contract Value. Annuity Payments offer a guaranteed income stream with certain tax advantages and are designed for Owners who are not concerned with continued access to Contract Value.
You can apply your Contract Value to regular periodic fixed annuity payments (Annuity Payments). The Payee receives the Annuity Payments. You receive tax reporting on the payments, whether or not you are the Payee. We may require proof of the Annuitant(s)' age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)' age or gender, we pay the amount that would have been paid at the true age or gender.
CALCULATING YOUR ANNUITY PAYMENTS
We base Annuity Payments upon the following:
•	The Contract Value on the Annuity Date.
•	The age of the Annuitant and any joint Annuitant on the Annuity Date.
•	The gender of the Annuitant and any joint Annuitant where permitted.
•	The Annuity Option you select.
•	Your Contract's interest rate (or current rates, if higher) and mortality table.
We guarantee the dollar amount of Annuity Payments and this amount remains fixed and does not change during the entire annuity payout option period that you selected, except as provided under Annuity Option 3.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

ANNUITY PAYMENT OPTIONS
You can choose one of the Annuity Options described below or any other payment option to which we agree. Before the Annuity Date, you can select and/or change the Annuity Option with at least 30 days written notice to us. After Annuity Payments begin, you cannot change the Annuity Option.
Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant's death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant, with payments for a guaranteed minimum period that you select.
Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% selected by the Owner when he or she chose this Annuity Payment option. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant, with payments for a minimum guaranteed period that you select.
Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant's death. After the Annuitant's death, the Payee may receive a lump sum refund. The amount of the refund equals the amount applied to this Annuity Option minus the total paid under this option.
Under Annuity Options 1 and 3, if all Annuitants die on or after the Annuity Date and before we send the first Annuity Payment, we will cancel the Annuity Option that was elected and upon receipt of a Valid Claim, we will pay the amount applied to the selected Annuity Option minus the total paid under the option. If the Owner is an individual we pay the surviving individual Owner, or the Beneficiary(s) if there is no surviving Owner. If the Owner is a non-individual, we pay the Owner.
After the Annuitant's death under Option 2, or the last surviving joint Annuitant's death under Option 4, we make Annuity Payments during the remaining guaranteed period in the following order based on who is still alive: the Payee, any surviving original Owner, the last surviving Owner's Beneficiaries, or to the last surviving Owner's estate if there are no remaining or named Beneficiaries.
Annuity Payments are usually lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant are lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates are lower than annual payout rates, payout rates for a 20-year guaranteed period are less than payout rates for a 10-year guaranteed period, and payout rates for a 50-year-old Annuitant are less than payout rates for a 70-year-old Annuitant.
NOTE: If you do not choose an Annuity Option before the Annuity Date, we make Annuity Payments to the Payee under Annuity Option 2 with ten years of guaranteed monthly payments.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

WHEN ANNUITY PAYMENTS BEGIN
Annuity Payments begin on the Annuity Date. Your scheduled Annuity Date is the first day of the calendar month following the later of: a) the Annuitant's 90th birthday, or b) the tenth Contract Anniversary and is stated in your Contract. An earlier Annuity Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for a different, earlier or later Annuity Date after the Issue Date, but any such request is subject to applicable law and our approval. An earlier or later Annuity Date may not be available to you depending on the Financial Professional you purchase your Contract through and your state of residence. Your Annuity Date must be at least two years after the Issue Date.* The Annuity Date cannot be later than what is permitted under applicable law. If we require you to annuitize the Contract while you are receiving Lifetime Plus Payments or Income Focus Payments, which may occur as early as age 90 or as late as age 100, we provide an annuity option with payments at least equal to the payments you are then receiving as described in the following note.
*	In Florida, the earliest acceptable Annuity Date is one year after the Issue Date.
NOTE:
•
If on the Annuity Date your Contract Value is greater than zero, you must annuitize the Contract. We notify you of your available options in writing 60 days in advance, including the option to extend your Annuity Date if available. If on your Annuity Date you have not selected an Annuity Option, we make payments under Annuity Option 2 with ten years of guaranteed monthly payments. Upon annuitization you no longer have Contract Value or a death benefit, and you cannot receive any other periodic withdrawals or payments other than Annuity Payments.

•
For Contracts with Income Protector or Income Focus: If on the Annuity Date your Contract Value is greater than zero, you are receiving Lifetime Plus Payments or Income Focus Payments, and we require you to annuitize the Contract, we make the following guarantee if you take Annuity Payments under Annuity Option 1 or 3.

For single Lifetime Plus Payments or Income Focus Payments, if you choose Annuity Option 1 (Life Annuity) where the sole Annuitant is the sole Covered Person, then your Annuity Payments equals the greater of:
•	annual Annuity Payments under Annuity Option 1 based on the Contract Value; or
•	the current annual maximum Lifetime Plus Payment or Income Focus Payment available to you.
For joint Lifetime Plus Payments or Income Focus Payments, if you choose Annuity Option 3 (Joint and Last Survivor Annuity) with Annuity Payments to continue at a level of 100% to the surviving joint Annuitant, and both joint Annuitants are the joint Covered Persons, then your Annuity Payments equals the greater of:
•	annual Annuity Payments under Annuity Option 3 based on the Contract Value; or
•	the current annual maximum Lifetime Plus Payment or Income Focus Payment available to you.
However, if you select any other Annuity Option, this guarantee does not apply.
If you have a Non-Qualified Contract, these Annuity Payments will receive the benefit of the exclusion ratio, which causes a portion of each Annuity Payment to be non-taxable as described in section 12, Taxes – Taxation of Annuity Contracts.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

10.	DEATH BENEFIT

"You" in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.
The Base Contract provides the Traditional Death Benefit. If you purchased a Contract on or before April 26, 2013, the Traditional Death Benefit that applies to your Contract is described in Appendix D. If available, you can instead select the Quarterly Value Death Benefit at Contract issue (see section 11.b, Quarterly Value Death Benefit).
The death benefit is only available during the Accumulation Phase. If you or the Determining Life (Lives) die during the Accumulation Phase, we process the death benefit using prices determined after we receive the required information, which is either a Valid Claim or due proof of death as stated here. (For information on due proof of death see the Glossary – Valid Claim). If we receive this information after the end of the current Business Day, we use the next Business Day's prices.
If there are multiple Beneficiaries, each Beneficiary receives the portion of the death benefit he or she is entitled to when we receive his or her Valid Claim. Unless you instruct us to pay Beneficiaries a specific percentage of the death benefit, he or she each receives an equal share. Any part of the death benefit that is in the Investment Options remains there until distribution begins. From the time we determine the death benefit until we make a complete distribution, any amount in the Investment Options continues to be subject to investment risk that is borne by the recipient(s). Once we receive notification of death, we may no longer accept or process transfer requests. After we receive the first Valid Claim from any Beneficiary we also will not accept additional Purchase Payments or allow any partial or full withdrawals unless the withdrawal is required to comply with federal tax law.
The Contract provides the Traditional Death Benefit based on the greater of:
•	Contract Value (after deduction of the final rider charge, if applicable), or
•
total of all Purchase Payments received, reduced by the percentage of Contract Value withdrawn, determined at the end of each Business Day. Withdrawals include Lifetime Plus Payments or Income Focus Payments, Excess Withdrawals, and any withdrawal charges; but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

If you are the Determining Life, or if you and the Determining Life (Lives) are different individuals and die simultaneously as defined by applicable state law or regulation we determine the Traditional Death Benefit at the end of the Business Day we receive a Valid Claim. For multiple Beneficiaries, each surviving Beneficiary receives the greater of their portion of total Purchase Payments adjusted for withdrawals determined at the end of the Business Day we receive the first Valid Claim from any one Beneficiary, or their portion of the Contract Value determined at the end of the Business Day during which we receive his or her Valid Claim.
If you and the Determining Life (Lives) are different individuals and do not die simultaneously, the death benefit is as follows. This can only occur if you change the Owner after the Issue Date.
•
If a Determining Life dies before you we do not pay a death benefit to the Beneficiary(s), but we may increase the Contract Value. We compare the Contract Value and total Purchase Payments adjusted for withdrawals determined at the end of the Business Day we receive due proof of a Determining Life's death. If your Contract Value is less than total Purchase Payments adjusted for withdrawals, we increase your Contract Value to equal total Purchase Payments adjusted for withdrawals, and the Traditional Death Benefit ends. We allocate any Contract Value increase to the Investment Options according to future Purchase Payment allocation instructions.

•	Upon your death your Beneficiary(s) receive the Contract Value determined at the end of the Business Day during which we receive each Beneficiary's Valid Claim.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

The Traditional Death Benefit ends upon the earliest of the following.
•	The Business Day before the Annuity Date.
•	The Business Day that total Purchase Payments adjusted for withdrawals and Contract Value are both zero.
•
Upon the death of a Determining Life, the end of the Business Day we receive a Valid Claim from all Beneficiaries if you and the Determining Life are the same individuals, or if you and the Determining Life (Lives) are different individuals and die simultaneously as defined by applicable state law or regulation.

•
Upon the death of a Determining Life, the end of the Business Day we receive due proof of the Determining Life's death if you and the Determining Life (Lives) are different individuals and do not die simultaneously.

•
Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we receive the first Valid Claim from any one Beneficiary, if the Owner (or Annuitant) is no longer a Determining Life.

•	The Business Day the Contract ends.
NOTE:
•
The Traditional Death Benefit is a first-to-die benefit based on the Determining Life (Lives). This means that upon the death of an Owner (or Annuitant if the Owner is a non-individual), if a surviving spouse continues the Contract the Traditional Death Benefit is no longer available. Also, if you and the Determining Life (Lives) are different individuals and you die first, the Traditional Death Benefit is not available to your Beneficiary(s).

•
For Contracts with the Bonus Option: Bonus amounts are included in the portion of the death benefit based on Contract Value, but only as the bonus vests. We do not include the bonus in the portion of the death benefit based on Purchase Payments.

•	For Contracts with Income Protector, Income Focus or Investment Protector: We restrict additional Purchase Payments, which limits the Traditional Death Benefit Value.

DEATH OF THE OWNER AND/OR ANNUITANT
The Appendix to the Statement of Additional Information includes tables that are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.
DEATH BENEFIT PAYMENT OPTIONS DURING THE ACCUMULATION PHASE
If you do not designate a death benefit payment option, a Beneficiary must select one of the options listed below. If a Beneficiary requests a lump sum payment under Option A, we pay that Beneficiary within seven days of receipt of his or her Valid Claim, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any state forms.
Spousal Continuation: If the Beneficiary is the deceased Owner's spouse, he or she can choose to continue the Contract with the portion of the death benefit the spouse is entitled to in his or her own name. For non-individually owned Contracts, spousal continuation is only available to Qualified Contracts. Spouses must qualify as such under federal law to continue the Contract. Individuals who have entered into a registered domestic partnership, civil union, or other similar relationship that is not considered to be a marriage under state law are also not considered to be married under federal law. An election by the spouse to continue the Contract must be made on the death claim form before we pay the death benefit. If the deceased Owner was a Determining Life and the surviving spouse continues the Contract, at the end of the Business Day we receive his or her Valid Claim, we increase the Contract Value to equal the guaranteed death benefit value if greater. The guaranteed death benefit value is total Purchase Payments adjusted for withdrawals if the Traditional Death Benefit applies, or the Quarterly Anniversary Value if the Quarterly Value Death Benefit applies. We allocate any Contract Value increase to the Investment Options according to future Purchase Payment allocation instructions. For Contracts with Income Protector, Income Focus or Investment Protector, a Contract Value increase may not increase the Benefit Base, Income Value Percentage(s), or Target Value.
If the surviving spouse continues the Contract:
•	he or she becomes the new Owner and may exercise all of the Owner's rights, including naming a new Beneficiary or Beneficiaries;
•	he or she is subject to any remaining withdrawal charge; and
•	upon the surviving spouse's death their Beneficiary(s) receive the Contract Value determined at the end of the Business Day during which we receive a Valid Claim from each Beneficiary.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

Death Benefit Payment Options
Option A: Lump sum payment of the death benefit.
Option B: Payment of the entire death benefit within five years of the date of any Owner's death. The Beneficiary can continue to make transfers between Investment Options and is subject to a transfer fee and a 1.40% M&E charge. At the end of the fifth year, any remaining death benefit is paid in a lump sum.
Option C: If the Beneficiary is an individual, payment of the death benefit as Annuity Payments under Annuity Options 1, 2 or 5 as described under "Annuity Payment Options" in section 9. With our written consent other options may be available for payment over a period not extending beyond the Beneficiary's life expectancy under which the Beneficiary can continue to make transfers between Investment Options and is subject to a transfer fee and a 1.40% M&E charge.
Distribution must begin within one year of the date of the Owner's death. Any portion of the death benefit not applied to Annuity Payments within one year of the date of the Owner's death must be distributed within five years of the date of death.
If the Contract is owned by a non-individual, then we treat the death of an Annuitant as the death of an Owner for purposes of the Internal Revenue Code's distribution at death rules, which are set forth in Section 72(s) of the Code.
In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, the Contract is interpreted and administered in accordance with Section 72(s) of the Internal Revenue Code.
Other rules may apply to Qualified Contracts.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

11.	SELECTION OF OPTIONAL BENEFITS

Check with your Financial Professional regarding availability of optional benefits. Each optional benefit carries an additional M&E charge or a rider charge. For more information, please see the Fee Tables and section 7, Expenses.
Currently Available Benefits
•
Income Protector. This benefit provides guaranteed lifetime income (called Lifetime Plus Payments) that can begin once the minimum exercise age is met, or as late as age 90. We base payments on the Benefit Base. Income Protector allows access to both Contract Value and a death benefit for a period of time after payments begin as described in section 11.a, Income Protector. Appendix H contains information specific to previously available versions of this benefit.

NOTE:  Income Protector provides no payments before the minimum exercise age. If we require you to annuitize your Contract while you are receiving Lifetime Plus Payments, which may occur as early as age 90 or as late as age 100, we provide an annuity option with payments at least equal to the Lifetime Plus Payments you are then receiving as described in section 9, The Annuity Phase – When Annuity Payments Begin.

•
Quarterly Value Death Benefit. This benefit locks in any quarterly investment gains to provide an increased death benefit as described in section 11.b, Quarterly Value Death Benefit. Appendix E contains information specific to previously available versions of this benefit.

•
Bonus Option. This benefit provides a 6% bonus on each Purchase Payment received before age 81, subject to a three-year vesting schedule, and has a higher and longer withdrawal charge schedule as described in section 11.c, Bonus Option. Vesting of the bonus amount is based on complete years since the receipt of a Purchase Payment: 0 years = 0%; 1 year = 35%; 2 years = 70%; and 3 years = 100%. Bonus annuity contracts generally have higher charges than contracts without a bonus and therefore, the charges may be greater than the bonus.

Previously Available Benefits
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Income Focus. This benefit provides guaranteed lifetime income called Income Focus Payments (similar to Income Protector's Lifetime Plus Payments) that can begin from age 60 to age 90. We base payments on a percentage of each Income Value. Income Value Percentages can potentially increase by 1% each year if your Contract Value increases (Performance Increases). Income Focus allows access to both Contract Value and a death benefit for a period of time as described in Appendix F. Income Focus was available from April 29, 2013 through April 24, 2015.

•
Investment Protector. This benefit provides a level of protection for your principal and any annual investment gains (Target Value) on a future date if you hold the Contract for the required period, as described in Appendix G. Investment Protector was available from April 29, 2013 to October 16, 2016.

At issue you first select either the Base Contract or Bonus Option. You then choose whether to add the Quarterly Value Death Benefit to your Contract. After we issue the Contract, you cannot remove the Bonus Option or Quarterly Value Death Benefit from your Contract. If you select the Quarterly Value Death Benefit, you must also select an Additional Required Benefit at issue (currently Income Protector is the only available Additional Required Benefit). You can select Income Protector once at issue, or on a Quarterly Anniversary during the Accumulation Phase (if available) before the older Covered Person reaches age 81. We reserve the right to stop offering Income Protector after the Issue Date.
If you have Income Protector, Investment Protector, or Income Focus you can also remove it subject to certain restrictions (for more information see Removing Income Protector in section 11.a, Removing Income Focus in Appendix F, and Removing Investment Protector in Appendix G). You cannot re-select Income Protector in the future after you remove it from your Contract. If you select the Quarterly Value Death Benefit and remove an Additional Required Benefit without simultaneously replacing it, you keep any prior lock ins of quarterly investment gains to your death benefit but you will not receive any future lock ins and we no longer assess the additional 0.30% M&E charge for the Quarterly Value Death Benefit. Income Protector is the only currently available Additional Required Benefit.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

REPLACING OPTIONAL BENEFITS
If you have Investment Protector and would like to replace it with Income Protector, you can do so one time if you meet the age selection requirement and Income Protector is available. If you replace Investment Protector with Income Protector, we require you to reallocate your Contract Value and change your future allocation instructions to comply with Income Protector's Investment Option allocation and transfer restrictions. This is the only replacement we allow. A replacement includes both the simultaneous removal and addition of benefits on a Quarterly Anniversary, as well as removing one benefit on a Quarterly Anniversary and adding another benefit on a future Quarterly Anniversary. Income Protector's guarantees may be more or less than Investment Protector's.
Primary Differences Between Income Protector and Investment Protector
	Income Protector	Investment Protector
What are the benefit features?	Lifetime income payments (Lifetime Plus Payments) with continued access to both Contract Value and a death benefit.	A future Contract Value guarantee (the Target Value).
On whom do we base the benefit?	The Covered Person(s), who must either be Owners, Annuitant or Beneficiaries.	The Owner (or Annuitant if Owner is a non-individual).
What are the current charges?	The current rider charge is 1.40% of the Benefit Base for single and joint Lifetime Plus Payments.	The current rider charge is 1.30% of the Target Value.
Can the rider charge increase?	Yes, on each Quarterly Anniversary up to 2.50% for single or 2.75% for joint, or we can decrease it to 0.50%. However, we cannot increase or decrease it more than 0.50% in any twelve-month period.	Yes, on each Quarterly Anniversary up to 2.50% or we can decrease it to 0.35%. However, we cannot increase or decrease it more than 0.35% in any twelve-month period.
Do we restrict additional Purchase Payments?	We only accept additional Purchase Payments before the Benefit Date. We also annually limit additional payments to all payments received in the first Contract quarter, without our prior approval.
We only accept additional Purchase Payments before the third rider anniversary. We also annually limit additional payments to all payments received in the first Contract quarter, without our prior approval.

Do we restrict allocations and transfers?	Yes, we restrict the number of Investment Options available to you, but not the amount you can allocate to any one Investment Option.	Yes, and the restrictions change over time and become more conservative.
Is there a waiting period to access the benefit?	No, if the younger Covered Person meets the minimum exercise age when you select the benefit.	The earliest available initial Target Value Date is the Earliest Anniversary stated in Appendix G.
Is there a mandatory beginning date?	No, but if you do not begin Lifetime Plus Payments during the eligibility period, Income Protector ends and you will not receive any payments.	Yes. The initial Target Value Date is when the Contract Value guarantee first takes effect. Subsequent Target Value Dates occur on every Future Anniversary stated in Appendix G.
What are the guaranteed values?
The guaranteed value is Lifetime Plus Payments, which are a percentage of the Benefit Base. The Benefit Base is the greater of the Quarterly Anniversary Value, or the Annual Increase. If selected at issue, the Annual Increase is initially equal to Purchase Payments adjusted for withdrawals plus a quarterly simple interest increase during the Guarantee Years. If selected after issue, the Annual Increase is initially equal to the Contract Value on the Rider Effective Date excluding any Daily Transactions adjusted for subsequent withdrawals and Purchase Payments plus a quarterly simple interest increase during the Guarantee Years. On Quarterly Anniversaries we reset the Annual Increase to equal the Contract Value if greater, and apply future quarterly simple interest to this reset value. The Lifetime Plus Payment Percentages, simple interest increase (Annual Increase Percentage) and Guarantee Years are stated in the Rate Sheet Supplement.

If selected at issue, the Target Value is equal to the greater of the Rider Anniversary Value multiplied by the Guarantee Percentage stated in Appendix G, or the total Purchase Payments adjusted for withdrawals. If selected after issue, the Target Value is equal to the greater of the Rider Anniversary Value multiplied by the Guarantee Percentage, or the Contract Value on the Rider Effective Date excluding any Daily Transactions adjusted for subsequent withdrawals and Purchase Payments. It is guaranteed to be available on each Target Value Date.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

11.a INCOME PROTECTOR

We designed Lifetime Plus Payments to last for the lifetime of the Covered Person(s). If you do not begin Lifetime Plus Payments before all Covered Persons die or are removed from the Contract, Income Protector ends and you will not receive any payments. Lifetime Plus Payments are available once the younger Covered Person reaches the minimum exercise age and before the older Covered Person reaches age 91. The minimum exercise age is stated in the Rate Sheet Supplement. You choose your payment frequency and amount subject to an annual maximum. Once established, the annual maximum Lifetime Plus Payment can increase, but it cannot decrease unless you take an Excess Withdrawal.
There are several important points to consider before selecting Income Protector.
•	If you do not begin Lifetime Plus Payments during the eligibility period, the benefit ends and you will have paid for the benefit without receiving any of its advantages.
•	Income Protector provides no payment until the younger Covered Person reaches the minimum exercise age.
•	This benefit is subject to a rider charge, as described in the Fee Tables and section 7, Expenses – Rider Charge.
•	This benefit does not create Contract Value or guarantee Investment Option performance.
•
If you select this benefit, we restrict your selection of Investment Options and rebalance your Contract Value quarterly. We also restrict additional Purchase Payments and Contract Value allocations and transfers. These restrictions support the benefit's guarantees, and to the extent they limit your investment flexibility, they may limit the upside potential to your Contract Value and Benefit Base.

•	If you select this benefit, any active flexible rebalancing program ends.
•	If you take less than the annual maximum Lifetime Plus Payment, you will not receive an annual payment increase.
•
For Joint Owners and/or joint Covered Persons, if you and your spouse divorce after selecting Income Protector and you notify us, we treat any request to reduce or divide benefits under this Contract as a request for a withdrawal of Contract Value payable to you. We process the withdrawal and remove one spouse from the Contract as a Covered Person, Owner, and/or Annuitant, according to your instructions or any applicable court order. This withdrawal is subject to any applicable tax or withdrawal charge, and may reduce the Benefit Base and/or cause Lifetime Plus Payments and Income Protector to end prematurely. However, if you do not notify us of the divorce, the Contract continues and upon the death of an Owner, we pay any applicable death benefit and the Contract and this benefit both end.

Please discuss Income Protector's appropriateness with your Financial Professional and tax adviser.
SELECTING INCOME PROTECTOR
You can select Income Protector at issue or, if available as described in the Note below, on any Quarterly Anniversary during the Accumulation Phase once before the older Covered Person reaches age 81. Covered Person(s) are discussed in section 2.
You can select Income Protector after the Issue Date by completing the appropriate form. We add this benefit to your Contract on the Quarterly Anniversary (or on the next Business Day if the Quarterly Anniversary is not a Business Day) after we receive your request in Good Order at our Service Center, and the Rider Effective Date is that Quarterly Anniversary. For the request to be in Good Order, we must receive this form no earlier than 30 days before a Quarterly Anniversary, and no later than 4 p.m. Eastern Time on the last Business Day before the Quarterly Anniversary. If we receive your request outside this time period, we ask you to resubmit it for the next Quarterly Anniversary. Your Contract Value on the Rider Effective Date must be at least $10,000. You must reallocate your Contract Value and change your future allocation instructions to comply with the Investment Option allocation and transfer restrictions discussed later in this section before we add this benefit to your Contract.
NOTE:

•	You cannot have Income Protector and Income Focus or Investment Protector at the same time. You can only have one of these benefits.
•	You can only select Income Protector one time. You cannot select Income Protector, remove it from your Contract and then reselect it.
•
Income Protector is not available if your Contract ever included Income Focus. If you have questions about whether Income Protector is available to you, please contact our Service Center at (800) 624-0197.

•
For an Income Protector rider issued in Pennsylvania: If you change your mind about having Income Protector, you can return the rider within ten days after receiving it and we treat it as if it had never been issued.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

REMOVING INCOME PROTECTOR
You can remove Income Protector from your Contract while the Contract Value is positive. You cannot re-select this benefit in the future after you remove it from your Contract.
You can remove Income Protector by completing the appropriate form. We remove this benefit from your Contract on the Quarterly Anniversary (or on the next Business Day if the Quarterly Anniversary is not a Business Day) that occurs immediately after we receive your request in Good Order at our Service Center, and the rider termination date is that Quarterly Anniversary.
If we increase this benefit's rider charge and you want to remove this benefit before the increase, we must receive this form within 30 days of the date of our letter notifying you of the rider charge increase. If we receive your form after this period, we increase your rider charge and ask you to resubmit the form for the next Quarterly Anniversary.
If you are removing this benefit for any other reason, your request is in Good Order if we receive this form no earlier than 30 days before a Quarterly Anniversary, and no later than 4 p.m. Eastern Time on the last Business Day before the Quarterly Anniversary. If we receive your request outside this time period, we ask you to resubmit it for the next Quarterly Anniversary.
If you allocated Contract Value to Investment Options that are only available under Income Protector, you must transfer your Contract Value out of these Investment Options and remove these Investment Options from your future Purchase Payment allocation instructions for your removal request to be in Good Order.
On the rider termination date Lifetime Plus Payments (if applicable) stop, we deduct the final rider charge, and the restrictions on additional Purchase Payments and Contract Value allocations and transfers no longer apply.
LIFETIME PLUS PAYMENT OVERVIEW
We base your initial annual maximum Lifetime Plus Payment on the Benefit Base and Payment Percentage. When payments begin (on the Benefit Date), the Benefit Base is the greatest of:
•	Contract Value excluding any Daily Transactions;
•	highest Contract Value from any prior Quarterly Anniversary adjusted for subsequent withdrawals (Quarterly Anniversary Value); or
•
quarterly simple interest (Annual Increase Percentage) applied to Purchase Payments adjusted for withdrawals for a guaranteed number of years (Guarantee Years). Each quarter we reset the simple interest value to equal the Contract Value, if greater (Annual Increase).

The Payment Percentages table, Annual Increase Percentage and the number of Guarantee Years that are used to calculate your Lifetime Plus Payments and Annual Increase are stated in the Rate Sheet Supplement.
The annual maximum Lifetime Plus Payment is the amount you are entitled to receive each year, but you can choose to take an actual payment that is less than your annual maximum Lifetime Plus Payment. If you take less than 100% of your annual maximum Lifetime Plus Payment in a Benefit Year, you are not eligible for a potential payment increase in the next Benefit Year. Your annual maximum Lifetime Plus Payment may increase based on the Covered Person's age and/or if the Contract Value increases. However, your annual maximum payment does not increase just as a result of the Covered Person reaching an age that has a higher Payment Percentage; the result of the current Contract Value multiplied by the increased Payment Percentage must be greater than your current annual maximum payment for your payment to increase. For more information, see "Automatic Annual Lifetime Plus Payment Increases."
BENEFIT BASE
The Benefit Base determines both your rider charge and your initial annual maximum Lifetime Plus Payment. The greater the Benefit Base, the greater the initial annual maximum Lifetime Plus Payment.
On the Rider Effective Date, and on each Business Day before the Benefit Date, the Benefit Base is equal to the greater of the Quarterly Anniversary Value or the Annual Increase. On the Benefit Date, we compare your Benefit Base to the current Contract Value (excluding any Daily Transactions) and increase your Benefit Base to equal this Contract Value if it is greater.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

On and after the Benefit Date, your Benefit Base only changes if you take an Excess Withdrawal, or we increase your annual maximum Lifetime Plus Payment. Changes in the Benefit Base also change your daily rider charge amount. Excess Withdrawals reduce your Benefit Base by the percentage of Contract Value withdrawn, determined at the end of the Business Day we process the withdrawal. An annual payment increase may increase or decrease your Benefit Base on a Benefit Anniversary (or the next Business Day if the Benefit Anniversary is not a Business Day) as follows.
•	If we increase your annual maximum Lifetime Plus Payment because the Contract Value increased, we increase your Benefit Base by the same percentage that we increased the payment.
•
If we increase your annual maximum Lifetime Plus Payment because the Payment Percentage determined by using the Covered Person's age multiplied by the current Contract Value results in a higher payment, we change your Benefit Base to equal this Contract Value. This change may increase or decrease your Benefit Base. For example, suppose a 65-year old has an annual maximum Lifetime Plus Payment of $4,000 based on the Benefit Base of $100,000 and a 4% Payment Percentage ($4,000 = 4% x $100,000). On the next Benefit Anniversary, assume the Payment Percentage increases to 4.5% based on the Covered Person's age. At 4.5%, the annual maximum Lifetime Plus Payment would increase if the current Contract Value was at least $88,912 ($88,912 x 4.5% = $4,001). Assuming the Contract Value is $88,912, the Benefit Base would then reduce from $100,000 to $88,912 and the annual maximum Lifetime Plus Payment would increase to $4,001.

QUARTERLY ANNIVERSARY VALUE
While the benefit is in effect, we only calculate the Quarterly Anniversary Value before the Benefit Date.
If the Rider Effective Date is the Issue Date, the Quarterly Anniversary Value is initially equal to the Purchase Payment received on the Issue Date. If the Rider Effective Date occurs after the Issue Date, the Quarterly Anniversary Value is initially equal to the Contract Value on the Rider Effective Date, excluding any Daily Transactions.
At the end of each Business Day, we adjust the Quarterly Anniversary Value as follows.
•	We increase it by the amount of any additional Purchase Payments.
•
We reduce it by the percentage of any Contract Value withdrawn. Withdrawals include any withdrawal charges, but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

On each Quarterly Anniversary (or on the next Business Day if the Quarterly Anniversary is not on a Business Day) the Quarterly Anniversary Value is equal to the greater of its current value, or the Contract Value excluding any Daily Transactions.
ANNUAL INCREASE
While the benefit is in effect, we only calculate the Annual Increase before the Benefit Date.
On each Quarterly Anniversary during the Guarantee Years, we apply a simple interest increase of one-fourth of the Annual Increase Percentage to the Purchase Payments adjusted for withdrawals (or the Contract Value on the Rider Effective Date, if applicable). Next, we compare this value to the Contract Value and increase it to equal the Contract Value if the Contract Value is greater (reset). We then apply any future simple interest increases to the reset value. Contract Value resets occur during the entire period we calculate the Annual Increase, not just during the Guarantee Years.
We establish your Contract's number of Guarantee Years and Annual Increase Percentage on the Rider Effective Date and we cannot change them. The Guarantee Years are the maximum number of years that you can receive simple interest increases under the Annual Increase. The number of Guarantee Years and the Annual Increase Percentage for the Income Protector rider are stated in the Rate Sheet Supplement.
If the Rider Effective Date is the Issue Date, both the Annual Increase and Increase Base are initially equal to the Purchase Payment received on the Issue Date. If the Rider Effective Date occurs after the Issue Date, both the Annual Increase and Increase Base are initially equal to the Contract Value on the Rider Effective Date, excluding any Daily Transactions.
At the end of each Business Day, we adjust both the Annual Increase and Increase Base as follows.
•	We increase them by the amount of any additional Purchase Payments.
•
We reduce them by the percentage of any Contract Value withdrawn. Withdrawals include any withdrawal charges, but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

On each Quarterly Anniversary on or before the maximum Rider Anniversary (or the next Business Day if the Quarterly Anniversary is not a Business Day), the Annual Increase is equal to:
a + (b x (c – d))
Where:
a =	The Annual Increase.
b =	The Annual Increase Percentage we set on the Rider Effective Date (which is stated in the Rate Sheet Supplement) divided by four.
c =	The Increase Base.
d =	Purchase Payments* received on or after the prior Quarterly Anniversary. If you select this benefit at issue, we exclude from "d" any Purchase Payments received before the first Quarterly Anniversary.
*	We reduce each Purchase Payment by the percentage of any Contract Value withdrawn, including any withdrawal charge, for each withdrawal taken since we received that payment.
The maximum Rider Anniversary is the Quarterly Anniversary that occurs on the number of Guarantee Years after the Rider Effective Date. For example, if the Issue Date is June 1, 2013, the Rider Effective Date is September 1, 2013, and the number of Guarantee Years is 30, then the maximum Rider Anniversary is September 1, 2043.
We then automatically increase both the Annual Increase and the Increase Base to equal the Contract Value, excluding any Daily Transactions, if this Contract Value is greater than the Annual Increase we just calculated. As previously stated, these resets can occur during the entire period we calculate the Annual Increase.
NOTE: For Contracts with the Bonus Option, unvested bonus amounts are not included in the Quarterly Anniversary Value, Annual Increase, Increase Base or the Contract Value.

REQUESTING LIFETIME PLUS PAYMENTS
You request Lifetime Plus Payments by completing a payment election form. Lifetime Plus Payments begin on the Benefit Date. The Benefit Date can be either the 1st or 15th of a calendar month, or any other day that you request and we agree to. However, we do not allow the Benefit Date to be later than the 28th of a calendar month. At least one Covered Person must be alive on the Benefit Date in order for Lifetime Plus Payments to begin. You cannot submit this form until the younger Covered Person reaches the minimum exercise age, or once the older Covered Person reaches age 91. We establish your Contract's minimum exercise age on the Rider Effective Date and we cannot increase it. The minimum exercise age is stated in the Rate Sheet Supplement.
We will begin making payments to you automatically without your request if your Contract Value reduces to zero for any reason other than a withdrawal or annuitization while this benefit is in effect and before the Benefit Date. In this instance we calculate your annual maximum Lifetime Plus Payment and begin making annual payments to you on the next available Benefit Date.
If the Benefit Date has not occurred six months before the older Covered Person reaches age 91, we send you written notice that the benefit is about to end. If the benefit ends before Lifetime Plus Payments begin, you will have paid for the benefit without receiving any of its advantages.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

Once Lifetime Plus Payments begin:
•	You cannot make additional Purchase Payments, therefore total Purchase Payments adjusted for withdrawals under the Traditional Death Benefit (if applicable) no longer increases.
•	Any active automatic investment plan and/or systematic withdrawal or dollar cost averaging programs end.
•	The free withdrawal privilege is not available.
•	You can only remove Income Protector while the Contract Value is positive. If you remove this benefit, the restrictions listed above do not apply on or after the rider termination date.
•
In most states, you can only change the Owner if you selected joint Lifetime Plus Payments and an Owner dies and the spouse continues the Contract. In Florida, Ohio, Oregon, or Wisconsin we cannot restrict assignments or changes of ownership and if you assign or change ownership and the Covered Persons no longer have the required relationship as stated in section 2, Income Protector ends.

•	The rider charge continues until the benefit ends, or the Business Day the Contract Value reduces to zero.
•	If you select the Quarterly Value Death Benefit, its additional M&E charge continues as indicated in section 7, Expenses – Mortality and Expense Risk (M&E) Charge.
•	If you annuitize the Contract, Lifetime Plus Payments stop and Income Protector ends.
•
The Contract Value continues to fluctuate as a result of Investment Option performance. It decreases on a dollar for dollar basis with each Lifetime Plus Payment, Excess Withdrawal, and any Contract charges we deduct.

•
Lifetime Plus Payments do not reduce your Benefit Base, but Excess Withdrawals reduce your Benefit Base and annual maximum Lifetime Plus Payment by the percentage of Contract Value withdrawn (including any withdrawal charge). If you take an Excess Withdrawal of your total Contract Value, Lifetime Plus Payments stop and Income Protector ends.

•
Each Lifetime Plus Payment and any Excess Withdrawal reduces total Purchase Payments adjusted for withdrawals under the Traditional Death Benefit (or the Quarterly Anniversary Value under the Quarterly Value Death Benefit, if applicable) by the percentage of Contract Value withdrawn (including any withdrawal charge).

•
Any part of your annual maximum Lifetime Plus Payment that you do not withdraw in a given Benefit Year remains in your Contract for the remainder of that year, but is not added to the annual maximum payment available next year.

•
We may increase your annual maximum Lifetime Plus Payment on every Benefit Anniversary before the older Covered Person reaches age 91. A Benefit Anniversary is a twelve-month anniversary of the Benefit Date that Lifetime Plus Payments begin. If you receive a payment increase, we may also change your Benefit Base.

CALCULATING YOUR LIFETIME PLUS PAYMENTS
The annual maximum Lifetime Plus Payment is the amount you are entitled to receive each Benefit Year. On the Benefit Date, the initial annual maximum Lifetime Plus Payment is equal to the Benefit Base multiplied by the Payment Percentage, determined by using the Covered Person's current age. The Payment Percentages table for the Income Protector rider is stated in the Rate Sheet Supplement. On the Benefit Date, if your initial annual maximum Lifetime Plus Payment is less than $100, the benefit ends and you will have paid for the benefit without receiving any of its advantages. For example, assuming a 4% initial Payment Percentage, if you take withdrawals that reduce the Benefit Base to less than $2,500, this would result in an initial Lifetime Plus Payment of less than $100.
You can receive Lifetime Plus Payments monthly, quarterly, semi-annually, or annually. If the scheduled payment date does not fall on a Business Day, we make the payment on the next Business Day.
You can change your payment frequency once each Benefit Year while your Contract Value is positive. A Benefit Year is a period of twelve months beginning on the Benefit Date or any subsequent Benefit Anniversary. You must provide notice of any requested payment frequency change to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we implement it on the Benefit Anniversary and it remains in effect until the benefit ends or you request another change. We do not accept payment frequency changes that would cause us to make payments of $0.01 to $99.99.
The annual maximum Lifetime Plus Payment is the amount you are entitled to, but you can choose to take less. The annual actual Lifetime Plus Payment is the total amount you choose to receive each year. Any part of your annual maximum payment that you do not withdraw in a given Benefit Year is not added to the annual maximum payment available next year. Each Lifetime Plus Payment you receive is equal to the annual actual Lifetime Plus Payment divided by the number of payments you chose to receive during the Benefit Year. Each actual Lifetime Plus Payment must either be zero, or $100 or more. For example, you cannot request an annual payment of $50.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

If you would like to take less than the maximum available payment, you can change your payment amount once each Benefit Year while your Contract Value is positive by providing notice to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we implement it on the Benefit Anniversary and it remains in effect until the benefit ends or you request another change.
Once Lifetime Plus Payments have begun, if your Contract Value reduces to zero for any reason other than an Excess Withdrawal or annuitization, you will continue to receive your maximum Lifetime Plus Payment at the previous selected payment frequency until the earlier of the death of the Owner or last surviving Covered Person.
We deduct each Lifetime Plus Payment, Excess Withdrawal, and any additional payment resulting from a required minimum distribution, proportionately from the Investment Options. We continue to rebalance the Contract Value quarterly among the Investment Options according to your future Purchase Payment allocation instructions while this benefit is in effect. You can also continue to make transfers between the Investment Options while your benefit is in effect, subject to the restrictions set out in section 5, Investment Options – Transfers Between Investment Options, and the "Investment Option Allocation and Transfer Restrictions" discussion later in this section.
Excess Withdrawals
Your annual maximum Lifetime Plus Payment only decreases if you take an Excess Withdrawal. An Excess Withdrawal is a withdrawal you take while you are receiving Lifetime Plus Payments, that when added to any other withdrawals taken during the Benefit Year and your annual actual payment, is greater than your current annual maximum payment. If your actual Lifetime Plus Payment is less than your annual maximum payment, you can withdraw the difference and we consider that withdrawal to be an additional actual Lifetime Plus Payment, and not an Excess Withdrawal. Excess Withdrawals include any applicable withdrawal charge, but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.
For example, assume your annual maximum Lifetime Plus Payment is $2,000 and you take an annual actual Lifetime Plus Payment of $1,000. Within a Benefit Year, you can take an additional withdrawal of up to $1,000 and we consider that to be an additional actual Lifetime Plus Payment. If you withdraw $1,200, we consider the first $1,000 to be an additional actual Lifetime Plus Payment and the next $200 to be an Excess Withdrawal.
Any partial Excess Withdrawal must comply with the restrictions in section 8, Access to Your Money and the following provisions. If your Contract Value is less than $2,000, you can only withdraw the total remaining Contract Value (less any rider charge). Also, if at the end of the Business Day that we process your Excess Withdrawal your Contract Value is less than $2,000, you must withdraw the total remaining Contract Value (less any rider charge). If you take an Excess Withdrawal of the total remaining Contract Value your entire Contract ends.
Excess Withdrawals reduce your annual maximum Lifetime Plus Payment on the next Benefit Anniversary after the withdrawal. For each Excess Withdrawal, we reduce your annual maximum payment by the same percentage that we reduced the Benefit Base. If partial Excess Withdrawals reduce your annual maximum Lifetime Plus Payment to less than $100, we send you the total remaining Contract Value (less any rider charge) and your Contract ends.
NOTE:

•
For Qualified Contracts, if we calculate a required minimum distribution (RMD) based on this Contract, after making all Lifetime Plus Payments for the calendar year, we determine whether this calendar year's total RMD has been satisfied by these payments and any Excess Withdrawals. If the RMD amount has not been satisfied, we send you this remaining amount as one RMD payment by the end of the calendar year. We consider this payment to be a withdrawal, but it is not an Excess Withdrawal and it is not subject to a withdrawal charge.

•
For required annuitization, if on the Annuity Date you are receiving Lifetime Plus Payments, we guarantee to pay you the greater of your maximum Lifetime Plus Payment or Annuity Payments based on the Contract Value under Annuity Option 1 or Annuity Option 3. If you select any other Annuity Option, this guarantee does not apply. For more information, see section 9, The Annuity Phase.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

AUTOMATIC ANNUAL LIFETIME PLUS PAYMENT INCREASES
We may change your annual maximum Lifetime Plus Payment on each Benefit Anniversary before the older Covered Person reaches age 91 as follows.
•
If you took your annual maximum Lifetime Plus Payment during the last Benefit Year, we increase next year's annual maximum payment if the Contract Value is greater than the Contract Value on the prior Benefit Anniversary (or the Benefit Date if this is the first Benefit Anniversary). If either of these dates does not occur on a Business Day, we use Contract Values from the next Business Day. For the Benefit Date and each Benefit Anniversary, we exclude from that day's Contract Value any Daily Transactions. This increase is equal to the percentage of growth between these two Contract Values. For example, if the Contract Value increased by 5%, we also increase your annual maximum Lifetime Plus Payment by 5%.

•
If the Payment Percentage determined by using the Covered Person's current age multiplied by the current Contract Value (excluding any Daily Transactions) results in a higher annual maximum Lifetime Plus Payment. The Payment Percentages table for Income Protector is stated in the Rate Sheet Supplement.

NOTE:

•	Automatic annual Lifetime Plus Payment increases are not available once the older Covered Person reaches age 91, or on or after the Business Day your Contract Value reduces to zero.
•
If we increased the Contract Value to equal the death benefit due to a spousal continuation of the Contract during the last Benefit Year, we also subtract the amount of this increase from the Contract Value on the next Benefit Anniversary when determining annual payment increases.

RATE SHEET SUPPLEMENT
As previously indicated, the Annual Increase Percentage, Guarantee Years, Payment Percentages table and the minimum exercise age that Lifetime Plus Payments can begin for the Income Protector rider are stated in the Rate Sheet Supplement that you receive at the time you select the benefit and that is in effect on your Rider Effective Date. We cannot change these values for your Contract while your benefit is in effect. These values may change from time to time and will be reflected in an amended Rate Sheet Supplement filed on EDGAR at www.sec.gov under File Number 333‑182987. The Rate Sheet Supplement currently in effect can also be found on our website at www.allianzlife.com/visionrates. You should not select Income Protector without first obtaining the current Rate Sheet Supplement. You can contact us to receive the Rate Sheet Supplement applicable to your Contract by calling our Service Center at the toll-free telephone number listed at the back of this prospectus. If you select Income Protector at issue, we will send you a copy of the Rate Sheet Supplement for the rider when we issue the Contract. If you select Income Protector after the Issue Date, the Rate Sheet Supplement will be delivered to you with the rider. For previously available Income Protector riders issued before May 1, 2018, the Annual Increase Percentage, Guarantee Years, Payment Percentages table and the minimum exercise age are stated in Appendix H. Historical Rate Sheet Supplements for Income Protector can be found in Appendix B to the SAI.
TAXATION OF LIFETIME PLUS PAYMENTS
We treat Lifetime Plus Payments as withdrawals for tax purposes as discussed in section 12, Taxes – Taxation of Lifetime Payments.
CHARGE LOCK OPTION
If we increase Income Protector's rider charge, you can reject this charge increase and all future rider charge changes by selecting the Charge Lock Option rider. You keep Income Protector at the current rider charge, but with reduced guaranteed values, reduced Lifetime Plus Payments, and no opportunity for future payment increases or future rider charge decreases.
We notify you in writing at least 30 days in advance of any increase to your rider charge. The notice will include information on the amount of increase to your rider charge, and the options available to you (accept the rider charge increase, remove Income Protector from your contract, or select the Charge Lock Option rider). If you are interested in the Charge Lock Option rider we ask you to either contact your Financial Professional or call us and we will send you the Charge Lock Option selection form and a copy of this prospectus.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

After we receive your selection form in Good Order at our Service Center, the Charge Lock Option rider becomes effective on the Quarterly Anniversary that we are scheduled to increase the rider charge (or on the next Business Day if the Quarterly Anniversary is not a Business Day). To be in Good Order, we must receive your selection form no later than 4 p.m. Eastern Time on the last Business Day before the Quarterly Anniversary that we are to increase the rider charge. If we receive your selection form after this date and time we do not add the Charge Lock Option rider to your Contract and we increase your rider charge, but we make no other changes to your Contract. If we do not receive your selection form in time, you can either keep Income Protector at the increased rider charge, or you can make a separate request to remove it on the next Quarterly Anniversary and you will be subject to the increased rider charge until we remove Income Protector from your Contract. If you choose to keep Income Protector and we increase your rider charge in the future, the Charge Lock Option rider will again be available to you at that time, and will be based upon your then-current rider charges.
If you select the Charge Lock Option rider, Income Protector's rider charge does not change on or after the Charge Lock Date, the Quarterly Anniversary or the next Business Day if that day is not a Business Day, that we would have otherwise increased your rider charge.
If you select the Charge Lock Option rider, you do not receive any automatic increases to your guaranteed values and payments after the Last Increase Date. We determine the Last Increase Date as follows.
If the Charge Lock Date is…	the Last Increase Date is…
on or before the Benefit Date	the Charge Lock Date
after the Benefit Date	the Benefit Anniversary that occurs on or immediately after the Charge Lock Date
If your Last Increase Date is on or before the Benefit Date, we reduce Income Protector's benefits as follows.
Quarterly Anniversary Value and Annual Increase
If your Last Increase Date is before the Benefit Date, the Annual Increase will receive a quarter of the Annual Increase Percentage and both your Annual Increase and Quarterly Anniversary Value will lock in any higher Contract Value for the last time on your Last Increase Date. After the Last Increase Date, these values only increase or decrease if you make an additional Purchase Payment or take a withdrawal.

NOTE: If your Benefit Date is the Last Increase Date, we only calculate the Annual Increase and Quarterly Anniversary Value before the Benefit Date, so you will not receive a quarter of the Annual Increase Percentage or lock in higher Contract Value on the Last Increase Date.

Benefit Base
Can only increase before the Benefit Date if you make an additional Purchase Payment, or on the Benefit Date if your current Contract Value is greater than both the Quarterly Anniversary Value and Annual Increase. It decreases with each withdrawal taken before the Benefit Date and each Excess Withdrawal taken after the Benefit Date.

Payment Percentages
We subtract 1% from all the Payment Percentages. So if the Payment Percentage based on your current age is 4% and your Benefit Base is $100,000, your available annual maximum Lifetime Plus Payment would be $4,000. If you select the Charge Lock Option rider, your new Payment Percentage would be 3% and your available annual maximum Lifetime Plus Payment would be $3,000, which is a loss in payment of $1,000.

Automatic annual Lifetime Plus Payment increases	Not available.
Together, these reductions can significantly decrease the amount of Lifetime Plus Payments you receive. The Payment Percentages table for the Income Protector rider is stated in the Rate Sheet Supplement that you receive at the time your select the benefit and that is in effect on your Rider Effective Date. The Payment Percentages table for previously available Income Protector riders issued before April 27, 2015 are stated in Appendix H.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

If your Last Increase Date is after the Benefit Date, your Lifetime Plus Payments do not change until the next Benefit Anniversary. If your Contract Value is zero on the Last Increase Date, the Charge Lock Option rider ends and we make no change to Income Protector. If your Contract Value is positive on the Last Increase Date, we reduce your annual maximum Lifetime Plus Payments as follows.
•
First we calculate your annual maximum Lifetime Plus Payment as we do on each Benefit Anniversary making adjustments for any Excess Withdrawals you took during the prior year and applying any automatic payment increase.

•	Then we reduce this annual maximum payment by 1% using this formula:
current Benefit Base  x [(current annual maximum Lifetime Plus Payment ÷ the current Benefit Base) - 1%].
•
If your reduced annual maximum Lifetime Plus Payment is $100 or more, we verify that your annual actual Lifetime Plus Payment meets our minimum requirements (it must be either zero, or $100 or more – you cannot request an actual payment of $50). If it is not, we ask you to change either the payment amount, or the frequency.

After the Last Increase Date your annual maximum Lifetime Plus Payment cannot increase, but it can decrease if you take an Excess Withdrawal.
A hypothetical example showing how Income Protector may be affected if you select the Charge Lock Option rider is provided in Appendix I.
The Charge Lock Option rider ends on the earlier of the Business Day Income Protector ends, or the Last Increase Date if your Contract Value equals zero.
NOTE:
•	Your Contract Value will continue to fluctuate with Investment Option performance after the Charge Lock Date.
•	The Charge Lock Option rider is not available in Illinois and may not be available through all broker dealers. For more information, please contact us or your Financial Professional.
•
If you select the Charge Lock Option rider, the reduction to Income Protector's benefits may be significant, and you may be better off either accepting the rider charge increase, or removing Income Protector from your Contract. You should consult with your Financial Professional before selecting the Charge Lock Option rider.

•	For Charge Lock Option riders issued in all states except Pennsylvania: Once you select the Charge Lock Option rider, you cannot later remove it from your Contract.

•
For Charge Lock Option riders issued in Pennsylvania: If you change your mind about having the Charge Lock Option rider, you can return the rider within ten days after receiving it and we treat it as if it had never been issued. If you return the Charge Lock Option rider this means we will increase your rider charge, but we will not reduce your Annual Increase and/or Lifetime Plus Payments.

•
If you select the Charge Lock Option rider and the reduction to your Payment Percentage causes your annual maximum Lifetime Plus Payment to be less than $100, Income Protector ends. If this occurs on the Benefit Date, you will have paid for Income Protector without receiving any of its advantages.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING
Under Income Protector, we restrict your Investment Option selection. By selecting this benefit, you agree to allow us to rebalance your Contract Value quarterly, as described here. We put these restrictions in place to support Income Protector's guarantees. To the extent these restrictions limit your investment flexibility, they may limit the upside potential to your Investment Option returns, which may limit your Contract Value and Benefit Base.
If you select Income Protector, we currently require you to allocate your Contract Value to the Investment Options listed below.
Income Protector available Investment Options
AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management Total Bond Fund
AZL Government Money Market Fund
AZL MetWest Total Return Bond Fund
AZL MVP Balanced Index Strategy Fund
AZL MVP BlackRock Global Strategy Plus Fund
AZL MVP DFA Multi-Strategy Fund
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund

AZL MVP Fusion Dynamic Balanced Fund
AZL MVP Fusion Dynamic Conservative Fund
AZL MVP Fusion Dynamic Moderate Fund
AZL MVP Growth Index Strategy Fund
AZL MVP Moderate Index Strategy Fund
AZL MVP T. Rowe Price Capital Appreciation Plus Fund
JPMorgan Insurance Trust Core Bond Portfolio
MFS VIT Total Return Bond Portfolio
PIMCO VIT Balanced Allocation Portfolio
PIMCO VIT Global Core Bond (Hedged) Portfolio
PIMCO VIT Total Return Portfolio
RCM Dynamic Multi-Asset Plus VIT Portfolio

We may add, remove or substitute Investment Options from this list. We secure all necessary SEC and other governmental approvals before removing or substituting an Investment Option. We send you written notice regarding additions, removals or substitutions. When an Investment Option within this list is removed or substituted, we send you written notice 30 days before the removal or substitution date.
While your benefit is in effect and your Contract Value is positive, we rebalance your Contract Value on each Quarterly Anniversary (or the next Business Day if the Quarterly Anniversary is not a Business Day) according to your future Purchase Payment allocation instructions if they comply with the restrictions stated here. Your Investment Options' performance may cause your chosen allocations to shift. Quarterly rebalancing helps you maintain your selected allocation mix. There are no fees for the quarterly rebalancing transfers we make, and we do not count them against the free transfers we allow. To change this quarterly rebalancing, you must change your future Purchase Payment allocation instructions. Any requested change to these instructions must comply with the restrictions stated here or we reject your change.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

WHEN INCOME PROTECTOR ENDS
Income Protector ends on the earliest of the following.
•	The Business Day we process your request to remove this benefit from your Contract (the rider termination date).
•
For riders issued in all states except California, Connecticut, and New Jersey, the Business Day all original Covered Persons no longer have the required relationship (Owner, Annuitant or sole Beneficiary) as stated under "Covered Persons" in section 2.

•	The older Covered Person's 91st birthday if it occurs before the Benefit Date.
•	The Business Day before the Annuity Date.
•	The Business Day we process your request for a full withdrawal, other than a full withdrawal caused by a Lifetime Plus Payment.
•
The Benefit Date or a Benefit Anniversary if the annual maximum Lifetime Plus Payment is less than $100. However, this does not apply if you have the Charge Lock Option rider, your Last Increase Date is the Benefit Date or a Benefit Anniversary, and on the Last Increase Date your annual maximum Lifetime Plus Payment becomes less than $100.

•
Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we first receive a Valid Claim from any one Beneficiary. However, if a federally recognized spouse is a Covered Person and continues this Contract, Income Protector also continues. In New Jersey, if a surviving civil union partner is the sole Beneficiary and takes the additional death benefit payment option described in the Contract, Income Protector ends on the Business Day before the Annuity Date.

•	The date of death of the last surviving Covered Person.
•	The Business Day the Contract ends.
NOTE FOR RIDERS ISSUED IN CALIFORNIA, CONNECTICUT, AND NEW JERSEY: An assignment or change of ownership does not change the Covered Person(s). After an assignment or change of ownership, if a Covered Person who was previously an Owner or Annuitant no longer has that position, Income Protector ends on the earlier of the date of death of an individual Owner (or Annuitant if the Owner is a non-individual), or last surviving Covered Person. Upon the death of an individual Owner (or Annuitant if the Owner is a non-individual), if the deceased's spouse is a sole Beneficiary and continues the Contract, Income Protector ends on the earlier of the date of death of the surviving spouse or last surviving Covered Person. If a surviving spouse instead elects to receive payment of the death benefit, Income Protector ends on the Business Day we receive his or her Valid Claim. For riders issued in New Jersey involving civil union partners, Income Protector and Lifetime Plus Payments may end even earlier because Contract continuation is not allowed for a surviving civil union partner. This means that Lifetime Plus Payments may end even if a Covered Person is still alive.

11.b QUARTERLY VALUE DEATH BENEFIT

We designed the Quarterly Value Death Benefit to lock in any quarterly investment gains to provide an increased death benefit for Beneficiaries. You can select this benefit at issue if it is available in your state and once you select it you cannot remove it from your Contract. The Quarterly Value Death Benefit carries an additional M&E charge as described in the Fee Tables and section 7, Expenses – Mortality and Expense Risk (M&E) Charge.
The Quarterly Value Death Benefit is the greater of the Contract Value (after deduction of the final rider charge, if applicable), or the Quarterly Anniversary Value. The Quarterly Anniversary Value is initially equal to the Purchase Payment received on the Issue Date.
At the end of each Business Day, we adjust the Quarterly Anniversary Value as follows.
•	We increase it by the amount of any additional Purchase Payments.
•
We reduce it by the percentage of any Contract Value withdrawn. Withdrawals include Lifetime Plus Payments or Income Focus Payments, Excess Withdrawals and any withdrawal charges; but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

On each Quarterly Anniversary before the end date (or on the next Business Day if the Quarterly Anniversary is not on a Business Day) the Quarterly Anniversary Value is equal to the greater of its current value, or the Contract Value excluding any Daily Transactions. On and after the end date, we no longer make this comparison and you will no longer receive lock ins of any quarterly investment gains.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

The end date occurs on the earliest of:
•	the rider termination date if you remove an Additional Required Benefit and do not simultaneously replace it with another Additional Required Benefit;
•	the older Determining Life's 91st birthday; or
•	the end of the Business Day we receive the first Valid Claim from any one Beneficiary.
If you are the Determining Life, or if you and the Determining Life (Lives) are different individuals and die simultaneously as defined by applicable state law or regulation we determine the Quarterly Value Death Benefit at the end of the Business Day we receive a Valid Claim. For multiple Beneficiaries, each surviving Beneficiary receives the greater of their portion of the Quarterly Anniversary Value determined at the end of the Business Day we receive the first Valid Claim from any one Beneficiary, or their portion of the Contract Value determined at the end of the Business Day during which we receive his or her Valid Claim.
If you and the Determining Life (Lives) are different individuals and do not die simultaneously, the death benefit is as follows. This can only occur if you change the Owner after the Issue Date.
•
If a Determining Life dies before you we do not pay a death benefit to the Beneficiary(s), but we may increase the Contract Value. We compare the Contract Value and Quarterly Anniversary Value determined at the end of Business Day we receive due proof of a Determining Life's death. If your Contract Value is less than the Quarterly Anniversary Value, we increase your Contract Value to equal the Quarterly Anniversary Value. The Quarterly Anniversary Value becomes the Contract Value, and the Quarterly Value Death Benefit ends. We allocate any Contract Value increase to the Investment Options according to future Purchase Payment allocation instructions.

•	Upon your death your Beneficiary(s) receive the Contract Value determined at the end of the Business Day during which we receive each Beneficiary's Valid Claim.
The Quarterly Value Death Benefit ends upon the earliest of the following.
•	The Business Day before the Annuity Date.
•	The Business Day that the Quarterly Anniversary Value and Contract Value are both zero.
•
Upon the death of a Determining Life, the end of the Business Day we receive a Valid Claim from all Beneficiaries if you and the Determining Life are the same individuals, or if you and the Determining Life (Lives) are different individuals and die simultaneously as defined by applicable state law or regulation.

•
Upon the death of a Determining Life, the end of the Business Day we receive due proof of the Determining Life's death if you and the Determining Life (Lives) are different individuals and do not die simultaneously.

•
Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we receive the first Valid Claim from any one Beneficiary, if the Owner (or Annuitant) is no longer a Determining Life.

•	The Business Day the Contract ends.
NOTE:

•
Requires selection of an Additional Required Benefit. If you remove the Additional Required Benefit without simultaneously replacing it with another Additional Required Benefit, you keep any prior lock ins of quarterly investment gains to your death benefit but you will not receive any future lock ins and we no longer assess the additional 0.30% M&E charge for the Quarterly Value Death Benefit.

•
The Quarterly Value Death Benefit is a first-to-die benefit based on the Determining Life (Lives). This means that upon the death of an Owner (or Annuitant if the Owner is a non-individual), if a surviving spouse continues the Contract the Quarterly Value Death Benefit is no longer available and we no longer assess the additional 0.30% M&E charge for this benefit. Also, if you and the Determining Life (Lives) are different individuals and you die first, the Quarterly Value Death Benefit is not available to your Beneficiary(s).

•	The Quarterly Value Death Benefit cannot be less than the Traditional Death Benefit, but they may be equal. Please discuss this benefit's appropriateness with your Financial Professional.
•
If you select Income Protector or have Income Focus, your Contract Value decreases with each Lifetime Plus Payment, Income Focus Payment, Excess Withdrawal, and rider charge deduction, which reduces the likelihood of locking in investment gains. Lifetime Plus Payments, Income Focus Payments, and Excess Withdrawals also directly reduce the Quarterly Anniversary Value.

•
For Contracts with the Bonus Option, bonus amounts are not included in the parts of the Quarterly Anniversary Value based on Purchase Payments, and are also not included in the parts of this value that are based on Contract Value until they are vested.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

11.c BONUS OPTION

We designed the Bonus Option for Owners who believe the bonus' returns are offset by this benefit's additional costs. This benefit provides a 6% bonus on each Purchase Payment received before the older Owner reaches age 81(or the Annuitant reaches age 81 if Owner is a non-individual), subject to a three-year vesting schedule. You can select the Bonus Option at issue and once you select it you cannot remove it from your Contract. This benefit ends when your Contract ends. The Bonus Option carries an additional M&E charge and is subject to a higher and longer withdrawal charge schedule as described in the Fee Tables and section 7, Expenses.
The bonus is subject to the following terms.
●
Bonus amounts are available to you as they vest. We include the bonus in any part of a guaranteed value based on Contract Value, but only as it vests. We do not include the bonus in any part of a guaranteed value based on Purchase Payments. The vesting schedule is as follows.

Number of Complete Years Since Purchase Payment Receipt	Vesting Percentage
0	0%
1	35%
2	70%
3+	100%
●	We treat all bonus amounts and their gains or losses as Contract earnings for both tax purposes and the withdrawal charge.
●	All bonus gains and losses are part of your Contract Value and are always 100% vested.
We pay all bonus amounts from the general account assets of Allianz Life.
We deduct Contract charges other than the M&E charge from the Bonus Value, which is your Contract Value plus any unvested bonus. If you cancel your Contract during the free look/right-to-examine period, or if you take a withdrawal* or annuitization, or if a death benefit is payable in the first three years after we receive a Purchase Payment, you lose all or some of your bonus. We expect to profit from the Bonus Option's additional M&E charge and withdrawal charge.
*	Including Lifetime Plus Payments, Income Focus Payments and Excess Withdrawals.
NOTE:

•	Not available in Connecticut or Oregon.
•	The bonus may be more than offset by the Bonus Option's additional M&E charge and withdrawal charge, especially during periods of poor Investment Option performance.

•
The IRS has not reviewed the Contract for qualification as an IRA and has not issued a ruling as to whether a bonus benefit with a vesting schedule complies with IRA requirements. Please discuss this benefit's appropriateness with your Financial Professional and tax adviser.

12.	TAXES

This section provides a summary explanation of the tax ramifications of purchasing a Contract. More detailed information about product taxation is contained in the Statement of Additional Information, which is available by calling the toll-free telephone number at the back of this prospectus. We do not provide individual tax advice. You should contact your tax adviser to discuss this Contract's effects on your personal tax situation.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

QUALIFIED AND NON-QUALIFIED CONTRACTS
You can purchase either a Qualified Contract or a Non-Qualified Contract. A Qualified Contract is purchased pursuant to a specialized provision of the Internal Revenue Code (Code). For example, a Contract may be purchased pursuant to Section 408 of the Code as an Individual Retirement Annuity (IRA).
Qualified Contracts are subject to certain restrictions, including restrictions on the amount of annual contributions, restrictions on how much you can earn and still be able to contribute to a Qualified Contract, and specialized restrictions on withdrawals. Qualified Contracts must be purchased from earned income from the relevant year or years, or from a rollover or transfer from a qualified contract. An IRA to IRA indirect rollover can occur only once in any twelve month period from all of the IRAs you currently own. Purchase Payments to Qualified Contracts other than from a qualified transfer may be restricted once the Owner reaches age 70½.
Currently, we offer the following types of Qualified Contracts.
Type of Contract	Persons and Entities that can buy the Contract
IRA	Must have the same individual as Owner and Annuitant.
Roth IRA	Must have the same individual as Owner and Annuitant.
Simplified Employee Pension (SEP) IRA	Must have the same individual as Owner and Annuitant.
Certain Code Section 401 Plans	A qualified retirement plan is the Owner and the Annuitant must be an individual. We may determine which types of qualified retirement plans are eligible to purchase this Contract.
If you purchase a Qualified Contract, you already receive the benefit of tax deferral through the qualified plan, and so you should purchase this Contract for purposes other than tax deferral.
You can instead purchase a Non-Qualified Contract, which is not qualified pursuant to a specialized provision of the Code. There are no Code restrictions on annual contributions to a Non-Qualified Contract or how much you can earn and still contribute to a Contract.
TAXATION OF ANNUITY CONTRACTS
The Contract has the following tax characteristics.
•	Taxes on earnings are deferred until you take money out. Non-Qualified Contracts owned by corporations or partnerships do not receive income tax deferral on earnings.
•
When you take money out of a Non-Qualified Contract, earnings are generally subject to federal income tax and applicable state income tax. All pre-tax money distributed from Qualified Contracts are subject to federal and state income tax, but qualified distributions from Roth IRA Contracts are not subject to federal income tax. This prospectus does not address specific state tax laws. You should discuss state taxation with your tax adviser.

•	Taxable distributions are subject to an ordinary income tax rate, rather than a capital gains rate.
•
Distributions from Non-Qualified Contracts are considered investment income for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

•
If you take partial withdrawals from your Non-Qualified Contract, the withdrawals are generally taxed as though you were paid taxable earnings first, and then as a non-taxable return of Purchase Payments.

•
If you annuitize your Non-Qualified Contract and receive a stream of Annuity Payments, you receive the benefit of the exclusion ratio, and each Annuity Payment you receive is treated partly as taxable earnings and partly as a non-taxable return of Purchase Payments.

•	If you take partial withdrawals or annuitize a Qualified Contract, you will be responsible for determining what portion, if any, of the distribution consists of after-tax money.
•	Lifetime Plus Payments and Income Focus Payments are taxed as partial withdrawals.
•
If you take out earnings before age 59½, you may be subject to a 10% additional federal tax, unless you take a lifetime annuitization of your Contract or you take money out in a stream of substantially equal payments over your expected life in accordance with the requirements of the Code.

•	A pledge or assignment of a Contract may be treated as a taxable event. You should discuss any pledge or assignment of a Contract with your tax adviser.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

•
If you purchase multiple non-qualified deferred annuity contracts from an affiliated group of companies in one calendar year, these contracts are treated as one contract for purposes of determining the tax consequences of any distribution.

•
Death benefit proceeds from Non-Qualified Contracts are taxable to the beneficiary as ordinary income to the extent of any earnings. Death benefit proceeds must be paid out in accordance with the requirements of the Code.

•
Depending upon the type of Qualified Contract you own, required minimum distributions (RMDs) must be satisfied when you reach a certain age. If you enroll in our minimum distribution program, we make RMD payments to you that are designed to meet this Contract's RMD requirements.

•
When you take money out of a Contract, we may deduct premium tax that we pay on your Contract. This tax varies from 0% to 3.5%, depending on your state. Currently, we pay this tax and do not pass it on to you.

TAXATION OF LIFETIME PAYMENTS
We treat Lifetime Plus Payments and Income Focus Payments (lifetime payments) as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. For Qualified Contracts, the total lifetime payment is most likely subject to ordinary income tax. If you are taking withdrawals from the Contract to satisfy the requirements for substantially equal periodic payments under Section 72(t) or 72(q) of the Internal Revenue Code and you begin lifetime payments before the required series of withdrawals is complete, you may incur additional penalties, including a 10% additional federal tax.
TAX-FREE SECTION 1035 EXCHANGES
Subject to certain restrictions, you can make a "tax-free" exchange under Section 1035 of the Internal Revenue Code for all or a portion of one non-qualified annuity contract for another, or all of a life insurance policy for a non-qualified annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:
•	you might have to pay a withdrawal charge on your previous contract,
•	there is a new withdrawal charge period for this Contract,
•	other charges under this Contract may be higher (or lower),
•	the benefits may be different, and
•	you no longer have access to any benefits from your previous contract.
If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible additional federal tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine the exchange is in your best interest and not just better for the person selling you the Contract who generally earns a commission on each sale. You should consult a tax adviser to discuss the potential tax effects before making a 1035 exchange.

13.	OTHER INFORMATION

ALLIANZ LIFE
Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. Our address is 5701 Golden Hills Drive, Minneapolis, MN 55416. We currently offer fixed, fixed index, and variable annuities, individual life insurance, and registered index-linked annuities. We are licensed to do direct business in 49 states and the District of Columbia. We are a subsidiary of Allianz SE, a provider of integrated financial services.
THE SEPARATE ACCOUNT
We established Allianz Life Variable Account B (the Separate Account) as a separate account under Minnesota insurance law on May 31, 1985. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.
The Separate Account holds the assets that underlie the Contracts, except assets allocated to our general account. We keep the Separate Account assets separate from the assets of our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

We own the assets of the Separate Account. We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account's assets may not be used to pay any of our liabilities, other than those arising from the Contracts.
If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account, to the extent of seed money invested by us or earned fees and charges. The obligations under the Contracts are obligations of Allianz Life.
DISTRIBUTION
Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. ALFS is a limited liability company organized in Minnesota, and is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. ALFS is registered as a broker/dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). ALFS is not a member of Securities Investors Protection Corporation. More information about ALFS is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.
We have entered into a distribution agreement with ALFS for the distribution of the Contracts. ALFS also may perform various administrative services on our behalf.
We may fund ALFS operating and other expenses, including: overhead; legal and accounting fees; Financial Professional training; compensation for the ALFS management team; and other expenses associated with the Contracts. Financial Professionals and their managers may also be eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with ALFS. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.
ALFS does not itself sell the Contracts on a retail basis. Rather, ALFS enters into selling agreements with other broker/dealers registered under the 1934 Act (selling firms) for the sale of the Contracts. These selling firms include third party broker/dealers and Questar Capital Corporation, an affiliated broker/dealer. We pay sales commissions to the selling firms and their Financial Professionals. The maximum commission payable to the selling firms for Contract sales is expected to not exceed 7% of Purchase Payments. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 7% of Purchase Payments.
We and/or ALFS may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including this Contract) or persistency standards, or as part of a special promotion. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. In some instances, the amount paid may be significant.
A portion of the payments made to selling firms may be passed on to their Financial Professionals. Financial Professionals may receive cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what they and their firm may receive in connection with your purchase of a Contract.
Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners or the Separate Account. We intend to recover commissions and other expenses indirectly through fees and charges imposed under the Contract.
Broker-dealers and their Financial Professionals and managers involved in sales of the Contracts may receive payments from us for administrative and other services that do not directly involve the sale of the Contracts, including payments made for recordkeeping, the recruitment and training of personnel, production of promotional literature and similar services. In addition, certain firms and their Financial Professionals may receive compensation for distribution and administrative services when acting in a wholesaling capacity and working with retail firms.
In certain instances, we and/or ALFS may make payments to a broker/dealer for inclusion of this Contract in its list of products that it offers for sale.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

We and/or ALFS may pay certain selling firms additional marketing support allowances for:
•	marketing services and increased access to their Financial Professionals;
•	sales promotions relating to the Contracts;
•	costs associated with sales conferences and educational seminars;
•	the cost of client meetings and presentations; and
•	other sales expenses incurred by them.
We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker/dealer firm and the amount of any such payment.
We may also make payments for marketing and wholesaling support to broker/dealer affiliates of Investment Options that are available through the variable annuities we offer.
Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.
The Investment Options may assess a Rule 12b‑1 fee. These fees are paid to ALFS as consideration for providing certain services and incurring certain expenses permitted under the Investment Option's plan. These fees typically equal 0.25% of an Investment Option's average daily net assets for the most recent calendar year.
In certain instances, an investment adviser and/or subadviser (and/or their affiliates) of an Investment Option may make payments for administrative services to ALFS or its affiliates.
We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.
ADDITIONAL CREDITS FOR CERTAIN GROUPS
We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.
ADMINISTRATION/ALLIANZ SERVICE CENTER
The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative and routine customer services performed by our Service Center include processing and mailing of account statements and other mailings to Owners, responding to Owner correspondence and inquiries. Allianz Life also contracts with Tata Consultancy Services (Tata) located at #42(P) & 45(P), Think Campus, Electronic City, Phase II, Bangalore, Karnataka 560100, India, to perform certain administrative services including:
•	issuance and maintenance of the Contracts,
•	maintenance of Owner records, and
•	routine customer service including:
–	processing of Contract changes,
–	processing withdrawal requests (both partial and total) and
–	processing requests for fixed annuity payments.
Services performed by Tata are overseen and quality control checked by our Service Center.
To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Investment Options, may be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call our Service Center at the toll-free telephone number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

LEGAL PROCEEDINGS
We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or ALFS is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or ALFS ability to perform its obligations.
FINANCIAL STATEMENTS
The consolidated financial statements of Allianz Life and the financial statements of the Separate Account have been included in Part C of the Registration Statement.
STATUS PURSUANT TO SECURITIES EXCHANGE ACT OF 1934
Allianz Life hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

14.	PRIVACY NOTICE

Allianz Life Insurance Company of North America
PO Box 1344
Minneapolis, MN 55440-1344
 800.328.5600
Your privacy is a high priority for Allianz ("we" or "our"). This Privacy Notice outlines our principles for collecting, using and protecting information that we maintain about you. This Privacy Notice is also displayed on our website at www.allianzlife.com.
Information about you that Allianz collects
We collect information about you so that we can process the insurance transactions you request and administer or service your policy. We also collect information to inform you of new products and services and to engage in studies or research relating to our business. We limit the information collected to what is needed for our business purposes. We may collect your information from the following sources.
•
From you, either directly or through our financial professionals. This may include information provided on your insurance application or other forms you may complete. The information we collect includes, but is not limited to, your name, social security number, address, telephone number and e-mail address.

•	From others, through the process of issuing a policy or handling a claim. This may include information from consumer reporting agencies and medical or accident reports.
•	From your doctor or during a home visit by a health care professional. This may include your health records gathered with your written consent.
•	From your relationship with us. For example, this may include the number of years you have been a customer or the types of products you have purchased.
•	From data brokers that collect publicly available information about you. This includes household information, financial transactions, and social media activity.
Information about you that Allianz shares
We do not share information about current or former customers with anyone, except as allowed by law. "Allowed by law" means that we may share the information we collect about you as follows.
•	With people and entities when we have your consent to share your information.
•	With our affiliates and other third parties in order to process your application, or administer or service your policy.
•	With consumer reporting agencies to obtain a medical report, credit report, or motor vehicle report. These reports are used to decide eligibility for a policy or to process transactions you request.
•	With our financial professionals so that they can service your policy. They may also inform you of other Allianz products and services that may be of interest to you.
•	With health care providers in order to process your claim.
•
As required or otherwise permitted by law. This may include sharing information with state insurance agencies, law enforcement, and other government officials. We may also share your information to respond to subpoenas, court orders and other legal requests.

•	With research groups to conduct studies on our business to improve the products and services we offer.
•	To inform you of products and services that may be of interest to you. These communications may be made by us, our financial professionals, or through third parties.
•	With our affiliates so they can market their products and services to you. State insurance laws do not allow you to restrict this disclosure.
Allianz does not sell your information to anyone
We do not sell your information to anyone for their own marketing purposes. For this reason, we are not required to obtain your "opt in election," "opt out election" or authorization.
Allianz policies and practices regarding security of your information
We limit access to your information to those employees, affiliates, and service providers who need it for our business purposes. We protect your information using safeguards that comply with applicable federal and state law. This includes measures that are administrative, physical, and technical in nature. We use reasonable measures to secure our websites and protect the information that may be shared over these sites.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

Your ability to access and correct your information
You have the right to access and obtain a copy of your information. You may write to us and ask for a record of any disclosure of your medical information made within the last three (3) years. This does not include the right to access and copy your information related to a claim or civil or criminal proceeding. If you wish to review your information, please write us at the address above. Provide your full name, address and policy number(s). For your protection, please have your request notarized.
Within 30 working days of our receipt of your written request, you may see and get a copy of your information in person. If you prefer, we will send you a copy of your information. If medical information is contained in your file, we may request that you name a medical professional to whom we will send your information.
If you believe any of your information is incorrect, you may write to us at the address above. Within 30 working days, we will let you know if our review has resulted in a correction of your information. If we do not agree there is an error, you may file a statement disputing our finding. We will attach the statement to your file. We will send any corrections we make, or your statement, to anyone we shared your information with over the past two years, and to anyone who may receive your information from us in the future. We do not control the information about you obtained from a consumer reporting agency or a Department of Motor Vehicles. We will provide you with the names and addresses of these agencies so you can contact them directly.
Notification of change
Your trust is one of our most important assets. If we revise our privacy practices in the future, we will notify you prior to implementing any changes.
For more information or if you have questions
If you have any questions or concerns about our privacy practices, please call the Corporate Compliance Privacy Office at 800.328.5600, write us at the address above, or contact us via the secured website.
This Privacy Notice is being provided on behalf of the following companies:
●	Allianz Life Insurance Company of North America
●	Allianz Life Financial Services, LLC
M40018 (R-8/2017)

15.	TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

Allianz Life…………………………………………………………….	2	Income Tax Withholding……………………………..	9
Experts…………………………………………………………………	2	Multiple Contracts…………………………………….	9
Legal Opinions………………………………………………………..	3	Partial 1035 Exchanges………………………………	9
Distributor……………………………………………………………..	3	Assignments, Pledges and Gratuitous Transfers….	10
Administrative Service Fees………………………………………..	3	Death Benefits…………………………………………	10
Federal Tax Status…………………………………………………...	3	Spousal Continuation and the Federal Defense of
Annuity Contracts in General……………………………………	4	Marriage Act (DOMA)………………………….	10
Taxation of Annuities in General………………………………..	4	Federal Estate Taxes…………………………………	10
Qualified Contracts……………………………………………….	4	Generation-Skipping Transfer Tax………………….	10
Purchasing a Qualified Contract………………………………..	6	Foreign Tax Credits…………………………………..	10
Distributions Qualified Contracts………………………………..	6	Possible Tax Law Changes………………………….	11
Distributions Non-Qualified Contracts………………………….	7	Annuity Payments………………………………………..	11
Required Distributions……………………………………………	8	Annuity Payment Options……………………………	11
Diversification……………………………………………………..	8	Financial Statements…………………………………….	11
Owner Control…………………………………………………….	8	Appendix A – Death of the Owner and/or Annuitant…	12
Contracts Owned by Non-Individuals…………………………..	8	Appendix B – Historic Rate Sheet Supplements	15
Annuity Purchases by Nonresident Aliens and Foreign		Appendix C – Condensed Financial Information	42
Corporations…………………………………………………...	9

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

APPENDIX A – ANNUAL OPERATING EXPENSES FOR EACH INVESTMENT OPTION

This table describes, in detail, the annual expenses for each of the Investment Options. We show the expenses as a percentage of an Investment Option's average daily net assets for the most recent calendar year. Except for the AZL Funds and the PIMCO VIT portfolios, neither the Investment Options nor their advisers are affiliated with us. Expenses may vary in current and future years. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it. See the Investment Options' prospectuses for further information regarding the expenses you may expect to pay. Some of the Investment Options or their affiliates may also pay service fees to us or our affiliates. If these fees are deducted from Investment Option assets, they are reflected in the table below.
Investment Option	Management fees	Rule 12b‑1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
ALLIANZ
RCM Dynamic Multi-Asset Plus VIT Portfolio	.70	.25	–	.81	.09	1.85
BLACKROCK
AZL Enhanced Bond Index Fund	.35	.25	–	.05	–	.65
AZL Government Money Market Fund(1)	.35	.25	–	.27	–	.87
AZL International Index Fund	.35	.25	–	.13	–	.73
AZL Mid Cap Index Fund	.25	.25	–	.06	–	.56
AZL MSCI Emerging Markets Equity Index Fund	.85	.25	–	.26	–	1.36
AZL MSCI Global Equity Index Fund	.70	.25	–	.21	–	1.16
AZL Russell 1000 Growth Index Fund	.44	.25	–	.06	–	.75
AZL Russell 1000 Value Index Fund	.44	.25	–	.06	–	.75
AZL S&P 500 Index Fund – Class 2.17		.25	–	.06	–	.48
AZL Small Cap Stock Index Fund	.26	.25	–	.06	–	.57
BlackRock Global Allocation V.I. Fund – Class 3.63		.25	–	.25	.01	1.14
DAVIS
Davis VA Financial Portfolio	.55	–	–	.17	–	.72
DIMENSIONAL
AZL DFA Five-Year Global Fixed Income Fund	.60	.25	–	.05	–	.90
FIDELITY INSTITUTIONAL ASSET MANAGEMENT
AZL Fidelity Institutional Asset Management Multi-Strategy Fund	.70	.25	–	.05	–	1.00
AZL Fidelity Institutional Asset Management Total Bond Fund	.50	.25	–	.06	.01	.82
FIDELITY MANAGEMENT & RESEARCH COMPANY
Fidelity VIP FundsManager 50% Portfolio – Service Class 2.25		.25	–	–	.47	.97
Fidelity VIP FundsManager 60% Portfolio – Service Class 2.25		.25	–	–	.54	1.04
FRANKLIN TEMPLETON
Franklin Founding Funds Allocation VIP Fund – Class 2.00		.25	–	.12	.66	1.03
Franklin Income VIP Fund – Class 2.45		.25	–	.02	.02	.74
Franklin Mutual Shares VIP Fund – Class 2.69		.25	–	.03	–	.97
Franklin U.S. Government Securities VIP Fund – Class 2.47		.25	–	.03	–	.75
Templeton Global Bond VIP Fund – Class 2.46		.25	–	.07	.07	.85
Templeton Growth VIP Fund – Class 2.78		.25	–	.04	–	1.07
GATEWAY
AZL Gateway Fund	.80	.25	–	.05	–	1.10
J.P. MORGAN
JPMorgan Insurance Trust Core Bond Portfolio – Class 2.40		.25	–	.22	–	.87
METWEST
AZL MetWest Total Return Bond Fund	.60	.25	–	.06	–	.91
MFS
MFS VIT Total Return Bond Portfolio – Service Class	.50	.25	–	.04	–	.79
MORGAN STANLEY
AZL Morgan Stanley Global Real Estate Fund(2)	.90	.25	–	.13	–	1.28
PIMCO
PIMCO VIT All Asset Portfolio – Admin. Class	.425	–	.15	–	.85	1.425
PIMCO VIT Balanced Allocation Portfolio – Admin. Class	.71	_	.15	–	.03	.89
PIMCO VIT CommodityRealReturn Strategy Portfolio – Admin. Class	.74	–	.15	.51	.14	1.54
PIMCO VIT Emerging Markets Bond Portfolio – Admin. Class	.85	–	.15	–	–	1.00
PIMCO VIT Global Bond Portfolio (Unhedged) – Admin. Class	.75	–	.15	.06	–	.96
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix A

Investment Option	Management fees	Rule 12b‑1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
PIMCO VIT Global Core Bond (Hedged) Portfolio – Admin. Class	.56	–	.15	.05	–	.76
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio – Admin. Class	.95	–	.15	.04	.20	1.34
PIMCO VIT High Yield Portfolio – Admin. Class	.60	–	.15	.01	–	.76
PIMCO VIT Long-Term U.S. Government Portfolio – Admin. Class	.475	–	.15	.14	–	.765
PIMCO VIT Real Return Portfolio – Admin. Class	.50	–	.15	.39	–	1.04
PIMCO VIT StocksPLUS® Global Portfolio – Advisor Class	.61	.25	–	.03	–	.89
PIMCO VIT Total Return Portfolio – Admin. Class	.50	–	.15	.04	–	.69
PIMCO VIT Unconstrained Bond Portfolio – Admin Class	.85	–	.15	.03	–	1.03
T. ROWE PRICE
AZL T. Rowe Price Capital Appreciation Fund	.75	.25	–	.05	.03	1.08
(1)
Other Expenses for the AZL Government Money Market Fund include recoupment of prior waived fees in the amount of 0.22%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses) to 0.87% through April 30, 2019. After April 30, 2019, the Manager may terminate the expense limitation agreement for any reason on 30 days written notice to the Fund. Amounts contractually waived or reimbursed under the expense limitation agreement in a particular fiscal year may be recouped by the Manager within the next three fiscal years to the extent that recoupment will not cause the Fund's expenses to exceed the stated limit during the respective year. See the Investment Option prospectus for further information.

(2)	Other Expenses for the AZL Morgan Stanley Global Real Estate Fund include recoupment of prior waived fees in the amount of .01%. See the Investment Option prospectus for further information.
This table describes, in detail, the annual expenses for each of the Allianz Fund of Funds. We show the expenses as a percentage of an Investment Option's average daily net assets. The underlying funds may pay 12b‑1 fees to the distributor of the Contracts for distribution and/or administrative services. The underlying funds do not pay service fees or 12b‑1 fees to the Allianz Fund of Funds and the Allianz Fund of Funds do not pay service fees or 12b‑1 fees. The underlying funds of the Allianz Fund of Funds may pay service fees to the insurance companies issuing variable contracts, or their affiliates, for providing customer service and other administrative services to contract purchasers. The amount of such service fees may vary depending on the underlying fund.
Investment Option	Management fees	Rule 12b‑1 fees	Other expenses	Total	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
ALLIANZ FUND OF FUNDS
AZL Balanced Index Strategy Fund	.05	–	.03	.08	.61	.69
AZL DFA Multi-Strategy Fund	.05	–	.02	.07	.90	.97
AZL Moderate Index Strategy Fund	.40	–	.03	.43	.60	1.03
AZL MVP Balanced Index Strategy Fund	.10	–	.03	.13	.58	.71
AZL MVP BlackRock Global Strategy Plus Fund	.10	–	.61	.71	.31	1.02
AZL MVP DFA Multi-Strategy Fund	.20	–	.10	.30	.86	1.16
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund	.10	–	.03	.13	.67	.80
AZL MVP Fusion Dynamic Balanced Fund	.20	–	.02	.22	.74	.96
AZL MVP Fusion Dynamic Conservative Fund	.20	–	.03	.23	.73	.96
AZL MVP Fusion Dynamic Moderate Fund	.20	–	.02	.22	.76	.98
AZL MVP Growth Index Strategy Fund	.10	–	.01	.11	.56	.67
AZL MVP Moderate Index Strategy Fund	.10	–	.02	.12	.57	.69
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	.10	--	.02	.12	.75	.87

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix A

APPENDIX B – CONDENSED FINANCIAL INFORMATION

The consolidated financial statements of Allianz Life Insurance Company of North America and the financial statements of Allianz Life Variable Account B are included in Part C of the Registration Statement.
Accumulation unit value (AUV) information corresponding to the lowest and highest combination of M&E charges for the Contract offered by this prospectus, as of the end of December 31, 2017, is listed in the tables below. A separate rider charge may also apply to your Contract if you have Income Protector, Investment Protector, or Income Focus, which is not reflected in the table below. See the Fee Tables for further information regarding the rider charge. You can find AUV information corresponding to the additional combinations of charges in the appendix to the Statement of Additional Information (SAI), which is available without charge by contacting us at the telephone number or address listed at the back of this prospectus.
This information should be read in conjunction with the financial statements and related notes of the Separate Account included in Part C of the Registration Statement.
Lowest and Highest Combination of Benefit Options	M&E Charge
Base Contract without optional benefits	1.40%
Base Contract with the Bonus Option and Quarterly Value Death Benefit	2.00%
(Number of Accumulation Units in thousands)
M&E Charge 1.40%				M&E Charge 2.00%
Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL Balanced Index Strategy Fund
12/31/2013	N/A	13.374	146	12/31/2013	N/A	13.043	1
12/31/2014	13.374	13.996	267	12/31/2014	13.043	13.569	2
12/31/2015	13.996	13.804	333	12/31/2015	13.569	13.304	2
12/31/2016	13.804	14.533	382	12/31/2016	13.304	13.924	2
12/31/2017	14.533	15.981	407	12/31/2017	13.924	15.223	1
AZL DFA Five-Year Global Fixed Income Fund
12/31/2017	N/A	9.868	9	12/31/2017	N/A	9.710	0
AZL DFA Multi-Strategy Fund
12/31/2013	N/A	14.815	345	12/31/2013	N/A	14.449	5
12/31/2014	14.815	15.564	426	12/31/2014	14.449	15.090	7
12/31/2015	15.564	15.247	455	12/31/2015	15.090	14.695	8
12/31/2016	15.247	16.438	386	12/31/2016	14.695	15.750	8
12/31/2017	16.438	18.269	333	12/31/2017	15.750	17.402	7
AZL Enhanced Bond Index Fund
12/31/2014	N/A	11.290	46	12/31/2014	N/A	10.925	0
12/31/2015	11.290	11.160	191	12/31/2015	10.925	10.736	6
12/31/2016	11.160	11.257	545	12/31/2016	10.736	10.766	46
12/31/2017	11.257	11.436	577	12/31/2017	10.766	10.872	19
AZL Fidelity Institutional Asset Management Multi-Strategy Fund
12/31/2013	N/A	14.148	245	12/31/2013	N/A	13.798	5
12/31/2014	14.148	14.251	320	12/31/2014	13.798	13.817	7
12/31/2015	14.251	13.287	341	12/31/2015	13.817	12.806	8
12/31/2016	13.287	13.957	317	12/31/2016	12.806	13.373	6
12/31/2017	13.957	15.295	271	12/31/2017	13.373	14.569	4
AZL Fidelity Institutional Asset Management Total Bond Fund
12/31/2013	N/A	9.660	260	12/31/2013	N/A	9.585	17
12/31/2014	9.660	10.038	605	12/31/2014	9.585	9.902	52
12/31/2015	10.038	9.812	848	12/31/2015	9.902	9.621	25
12/31/2016	9.812	10.209	1048	12/31/2016	9.621	9.952	27
12/31/2017	10.209	10.499	1094	12/31/2017	9.952	10.174	25
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix B

M&E Charge 1.40%				M&E Charge 2.00%
Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL Gateway Fund
12/31/2013	N/A	11.276	56	12/31/2013	N/A	11.031	0
12/31/2014	11.276	11.464	67	12/31/2014	11.031	11.149	0
12/31/2015	11.464	11.529	100	12/31/2015	11.149	11.146	1
12/31/2016	11.529	11.920	103	12/31/2016	11.146	11.457	1
12/31/2017	11.920	12.868	169	12/31/2017	11.457	12.295	1
AZL Government Money Market Fund
12/31/2013	N/A	10.503	4159	12/31/2013	N/A	9.662	381
12/31/2014	10.503	10.359	3190	12/31/2014	9.662	9.473	333
12/31/2015	10.359	10.216	3814	12/31/2015	9.473	9.288	403
12/31/2016	10.216	10.076	2749	12/31/2016	9.288	9.107	315
12/31/2017	10.076	9.942	2024	12/31/2017	9.107	8.933	229
AZL International Index Fund
12/31/2013	N/A	12.353	455	12/31/2013	N/A	12.047	6
12/31/2014	12.353	11.429	614	12/31/2014	12.047	11.080	8
12/31/2015	11.429	11.115	755	12/31/2015	11.080	10.712	7
12/31/2016	11.115	11.002	1772	12/31/2016	10.712	10.541	30
12/31/2017	11.002	13.537	1556	12/31/2017	10.541	12.895	21
AZL MetWest Total Return Bond Fund
12/31/2015	N/A	9.894	135	12/31/2015	N/A	9.843	9
12/31/2016	9.894	9.982	523	12/31/2016	9.843	9.873	24
12/31/2017	9.982	10.154	444	12/31/2017	9.873	9.983	26
AZL Mid Cap Index Fund
12/31/2013	N/A	15.248	546	12/31/2013	N/A	15.211	5
12/31/2014	15.248	16.746	799	12/31/2014	15.211	16.286	8
12/31/2015	16.746	16.073	861	12/31/2015	16.286	15.540	11
12/31/2016	16.073	18.946	1678	12/31/2016	15.540	18.210	36
12/31/2017	18.946	21.647	1470	12/31/2017	18.210	20.684	29
AZL Moderate Index Strategy Fund
12/31/2013	N/A	16.816	216	12/31/2013	N/A	15.869	9
12/31/2014	16.816	17.994	336	12/31/2014	15.869	16.880	14
12/31/2015	17.994	17.307	328	12/31/2015	16.880	16.141	11
12/31/2016	17.307	18.589	286	12/31/2016	16.141	17.234	10
12/31/2017	18.589	20.771	235	12/31/2017	17.234	19.145	9
AZL Morgan Stanley Global Real Estate Fund
12/31/2013	N/A	11.033	0	12/31/2013	N/A	10.537	0
12/31/2014	11.033	12.379	2	12/31/2014	10.537	11.753	0
12/31/2015	12.379	12.045	0	12/31/2015	11.753	11.369	0
12/31/2016	12.045	12.251	0	12/31/2016	11.369	11.495	0
12/31/2017	12.251	13.257	0	12/31/2017	11.495	12.366	0
AZL MSCI Emerging Markets Equity Index Fund
12/31/2013	N/A	11.267	0	12/31/2013	N/A	10.760	0
12/31/2014	11.267	10.532	0	12/31/2014	10.760	9.999	0
12/31/2015	10.532	9.048	2	12/31/2015	9.999	8.540	0
12/31/2016	9.048	9.806	3	12/31/2016	8.540	9.200	0
12/31/2017	9.806	13.213	3	12/31/2017	9.200	12.325	0
AZL MSCI Global Equity Index Fund
12/31/2014	N/A	15.780	19	12/31/2014	N/A	15.253	0
12/31/2015	15.780	13.606	32	12/31/2015	15.253	13.074	0
12/31/2016	13.606	13.294	37	12/31/2016	13.074	12.699	1
12/31/2017	13.294	16.019	54	12/31/2017	12.699	15.212	0
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix B

M&E Charge 1.40%				M&E Charge 2.00%
Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL MVP Balanced Index Strategy Fund
12/31/2013	N/A	11.880	2172	12/31/2013	N/A	11.742	60
12/31/2014	11.880	12.430	3994	12/31/2014	11.742	12.213	158
12/31/2015	12.430	12.231	5618	12/31/2015	12.213	11.946	236
12/31/2016	12.231	12.860	6484	12/31/2016	11.946	12.486	232
12/31/2017	12.860	14.128	6384	12/31/2017	12.486	13.638	207
AZL MVP BlackRock Global Strategy Plus Fund
12/31/2013	N/A	11.843	9487	12/31/2013	N/A	11.704	190
12/31/2014	11.843	11.914	16698	12/31/2014	11.704	11.706	451
12/31/2015	11.914	11.574	19653	12/31/2015	11.706	11.305	524
12/31/2016	11.574	11.806	19762	12/31/2016	11.305	11.464	567
12/31/2017	11.806	12.976	18921	12/31/2017	11.464	12.526	500
AZL MVP DFA Multi-Strategy Fund
12/31/2015	N/A	9.410	1160	12/31/2015	N/A	9.371	27
12/31/2016	9.410	10.120	2487	12/31/2016	9.371	10.019	31
12/31/2017	10.120	11.233	3346	12/31/2017	10.019	11.057	53
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund
12/31/2013	N/A	12.297	4403	12/31/2013	N/A	12.175	74
12/31/2014	12.297	12.411	8476	12/31/2014	12.175	12.215	221
12/31/2015	12.411	11.479	10166	12/31/2015	12.215	11.231	242
12/31/2016	11.479	11.413	9857	12/31/2016	11.231	11.101	216
12/31/2017	11.413	12.486	8460	12/31/2017	11.101	12.074	202
AZL MVP Fusion Dynamic Balanced Fund
12/31/2013	N/A	14.002	1935	12/31/2013	N/A	13.293	91
12/31/2014	14.002	14.442	3396	12/31/2014	13.293	13.630	186
12/31/2015	14.442	13.993	4439	12/31/2015	13.630	13.129	287
12/31/2016	13.993	14.618	4773	12/31/2016	13.129	13.634	352
12/31/2017	14.618	16.179	4745	12/31/2017	13.634	15.002	371
AZL MVP Fusion Dynamic Conservative Fund
12/31/2013	N/A	12.881	719	12/31/2013	N/A	12.562	40
12/31/2014	12.881	13.314	1368	12/31/2014	12.562	12.908	63
12/31/2015	13.314	13.028	1779	12/31/2015	12.908	12.557	70
12/31/2016	13.028	13.532	2433	12/31/2016	12.557	12.965	110
12/31/2017	13.532	14.588	2705	12/31/2017	12.965	13.895	65
AZL MVP Fusion Dynamic Moderate Fund
12/31/2013	N/A	13.958	5515	12/31/2013	N/A	13.251	214
12/31/2014	13.958	14.348	9336	12/31/2014	13.251	13.541	382
12/31/2015	14.348	13.851	11738	12/31/2015	13.541	12.995	455
12/31/2016	13.851	14.305	12265	12/31/2016	12.995	13.342	542
12/31/2017	14.305	16.080	11731	12/31/2017	13.342	14.910	533
AZL MVP Growth Index Strategy Fund
12/31/2013	N/A	13.047	12638	12/31/2013	N/A	12.895	319
12/31/2014	13.047	13.700	24616	12/31/2014	12.895	13.460	634
12/31/2015	13.700	13.402	33261	12/31/2015	13.460	13.091	644
12/31/2016	13.402	14.116	36479	12/31/2016	13.091	13.706	649
12/31/2017	14.116	16.144	37786	12/31/2017	13.706	15.583	683
AZL MVP Moderate Index Strategy Fund
12/31/2013	N/A	13.123	5051	12/31/2013	N/A	12.969	152
12/31/2014	13.123	14.031	10239	12/31/2014	12.969	13.785	349
12/31/2015	14.031	13.392	13411	12/31/2015	13.785	13.081	374
12/31/2016	13.392	13.925	13283	12/31/2016	13.081	13.521	386
12/31/2017	13.925	15.549	13004	12/31/2017	13.521	15.009	345
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix B

M&E Charge 1.40%				M&E Charge 2.00%
Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL MVP T. Rowe Price Capital Appreciation Plus Fund
12/31/2014	N/A	10.970	6433	12/31/2014	N/A	10.907	183
12/31/2015	10.970	11.267	15466	12/31/2015	10.907	11.137	419
12/31/2016	11.267	11.959	20846	12/31/2016	11.137	11.751	507
12/31/2017	11.959	13.470	23480	12/31/2017	11.751	13.158	519
AZL Russell 1000 Growth Index Fund
12/31/2014	N/A	17.777	56	12/31/2014	N/A	17.287	0
12/31/2015	17.777	18.384	183	12/31/2015	17.287	17.772	5
12/31/2016	18.384	19.296	1305	12/31/2016	17.772	18.544	21
12/31/2017	19.296	24.528	1131	12/31/2017	18.544	23.434	15
AZL Russell 1000 Value Index Fund
12/31/2014	N/A	16.928	36	12/31/2014	N/A	16.461	0
12/31/2015	16.928	15.955	92	12/31/2015	16.461	15.424	0
12/31/2016	15.955	18.277	1084	12/31/2016	15.424	17.564	20
12/31/2017	18.277	20.372	1002	12/31/2017	17.564	19.463	17
AZL S&P 500 Index Fund
12/31/2013	N/A	12.562	1229	12/31/2013	N/A	12.070	17
12/31/2014	12.562	14.014	1586	12/31/2014	12.070	13.386	22
12/31/2015	14.014	13.952	1840	12/31/2015	13.386	13.248	38
12/31/2016	13.952	15.335	2497	12/31/2016	13.248	14.476	58
12/31/2017	15.335	18.354	2288	12/31/2017	14.476	17.224	46
AZL Small Cap Stock Index Fund
12/31/2013	N/A	15.158	46	12/31/2013	N/A	14.546	0
12/31/2014	15.158	15.731	99	12/31/2014	14.546	15.026	0
12/31/2015	15.731	15.127	111	12/31/2015	15.026	14.364	0
12/31/2016	15.127	18.753	247	12/31/2016	14.364	17.702	0
12/31/2017	18.753	20.852	243	12/31/2017	17.702	19.568	0
AZL T. Rowe Price Capital Appreciation Fund
12/31/2013	N/A	15.315	368	12/31/2013	N/A	14.238	9
12/31/2014	15.315	16.882	460	12/31/2014	14.238	15.603	17
12/31/2015	16.882	17.493	563	12/31/2015	15.603	16.072	22
12/31/2016	17.493	18.604	731	12/31/2016	16.072	16.992	20
12/31/2017	18.604	21.107	732	12/31/2017	16.992	19.166	21
BlackRock Global Allocation V.I. Fund
12/31/2013	N/A	11.882	1165	12/31/2013	N/A	11.486	18
12/31/2014	11.882	11.945	1358	12/31/2014	11.486	11.478	23
12/31/2015	11.945	11.662	1332	12/31/2015	11.478	11.140	24
12/31/2016	11.662	11.938	1179	12/31/2016	11.140	11.337	23
12/31/2017	11.938	13.388	986	12/31/2017	11.337	12.639	21
Davis VA Financial Portfolio
12/31/2013	N/A	17.582	0	12/31/2013	N/A	16.174	0
12/31/2014	17.582	19.567	0	12/31/2014	16.174	17.894	0
12/31/2015	19.567	19.683	0	12/31/2015	17.894	17.895	0
12/31/2016	19.683	22.178	1	12/31/2016	17.895	20.044	0
12/31/2017	22.178	26.558	0	12/31/2017	20.044	23.862	0
Fidelity VIP FundsManager 50% Portfolio
12/31/2013	N/A	13.236	71	12/31/2013	N/A	12.638	3
12/31/2014	13.236	13.700	83	12/31/2014	12.638	13.004	2
12/31/2015	13.700	13.508	81	12/31/2015	13.004	12.746	2
12/31/2016	13.508	13.865	83	12/31/2016	12.746	13.006	2
12/31/2017	13.865	15.622	79	12/31/2017	13.006	14.568	1
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix B

M&E Charge 1.40%				M&E Charge 2.00%
Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Fidelity VIP FundsManager 60% Portfolio
12/31/2013	N/A	12.436	91	12/31/2013	N/A	11.971	40
12/31/2014	12.436	12.909	116	12/31/2014	11.971	12.354	36
12/31/2015	12.909	12.765	127	12/31/2015	12.354	12.144	32
12/31/2016	12.765	13.174	120	12/31/2016	12.144	12.459	29
12/31/2017	13.174	15.170	98	12/31/2017	12.459	14.263	24
Franklin Founding Funds Allocation VIP Fund
12/31/2013	N/A	11.004	0	12/31/2013	N/A	10.584	0
12/31/2014	11.004	11.161	7	12/31/2014	10.584	10.672	0
12/31/2015	11.161	10.323	12	12/31/2015	10.672	9.813	0
12/31/2016	10.323	11.522	12	12/31/2016	9.813	10.888	0
12/31/2017	11.522	12.725	11	12/31/2017	10.888	11.954	0
Franklin Income VIP Fund
12/31/2013	N/A	62.969	961	12/31/2013	N/A	54.218	41
12/31/2014	62.969	64.966	2191	12/31/2014	54.218	55.608	70
12/31/2015	64.966	59.549	2855	12/31/2015	55.608	50.672	77
12/31/2016	59.549	66.962	3171	12/31/2016	50.672	56.645	76
12/31/2017	66.962	72.428	3256	12/31/2017	56.645	60.909	67
Franklin Mutual Shares VIP Fund
12/31/2013	N/A	28.379	279	12/31/2013	N/A	25.605	2
12/31/2014	28.379	29.981	342	12/31/2014	25.605	26.891	3
12/31/2015	29.981	28.107	353	12/31/2015	26.891	25.062	7
12/31/2016	28.107	32.170	321	12/31/2016	25.062	28.517	7
12/31/2017	32.170	34.376	317	12/31/2017	28.517	30.293	5
Franklin U.S. Government Securities VIP Fund
12/31/2013	N/A	29.618	136	12/31/2013	N/A	25.522	6
12/31/2014	29.618	30.197	334	12/31/2014	25.522	25.868	10
12/31/2015	30.197	29.922	512	12/31/2015	25.868	25.482	15
12/31/2016	29.922	29.704	632	12/31/2016	25.482	25.148	40
12/31/2017	29.704	29.688	519	12/31/2017	25.148	24.986	29
JPMorgan Insurance Trust Core Bond Portfolio
12/31/2014	N/A	13.502	83	12/31/2014	N/A	12.841	0
12/31/2015	13.502	13.431	215	12/31/2015	12.841	12.698	0
12/31/2016	13.431	13.489	194	12/31/2016	12.698	12.677	2
12/31/2017	13.489	13.742	246	12/31/2017	12.677	12.840	2
MFS VIT Total Return Bond Portfolio
12/31/2014	N/A	17.753	44	12/31/2014	N/A	16.256	25
12/31/2015	17.753	17.406	120	12/31/2015	16.256	15.845	13
12/31/2016	17.406	17.854	184	12/31/2016	15.845	16.157	14
12/31/2017	17.854	18.345	216	12/31/2017	16.157	16.504	16
PIMCO VIT All Asset Portfolio
12/31/2013	N/A	16.193	1259	12/31/2013	N/A	15.281	29
12/31/2014	16.193	16.045	1821	12/31/2014	15.281	15.053	56
12/31/2015	16.045	14.402	1922	12/31/2015	15.053	13.431	64
12/31/2016	14.402	16.039	1994	12/31/2016	13.431	14.870	64
12/31/2017	16.039	17.960	1971	12/31/2017	14.870	16.554	85
PIMCO VIT Balanced Allocation Portfolio
12/31/2013	N/A	9.478	1426	12/31/2013	N/A	9.384	63
12/31/2014	9.478	9.804	2187	12/31/2014	9.384	9.649	143
12/31/2015	9.804	9.566	2979	12/31/2015	9.649	9.360	162
12/31/2016	9.566	9.712	2996	12/31/2016	9.360	9.446	181
12/31/2017	9.712	10.964	2735	12/31/2017	9.446	10.603	166
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix B

M&E Charge 1.40%				M&E Charge 2.00%
Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
PIMCO VIT CommodityRealReturn Strategy Portfolio
12/31/2013	N/A	9.700	0	12/31/2013	N/A	9.209	0
12/31/2014	9.700	7.804	1	12/31/2014	9.209	7.365	0
12/31/2015	7.804	5.718	1	12/31/2015	7.365	5.364	0
12/31/2016	5.718	6.493	1	12/31/2016	5.364	6.056	0
12/31/2017	6.493	6.542	0	12/31/2017	6.056	6.065	0
PIMCO VIT Emerging Markets Bond Portfolio
12/31/2013	N/A	16.487	0	12/31/2013	N/A	15.652	0
12/31/2014	16.487	16.504	0	12/31/2014	15.652	15.576	0
12/31/2015	16.504	15.911	0	12/31/2015	15.576	14.928	0
12/31/2016	15.911	17.780	0	12/31/2016	14.928	16.583	0
12/31/2017	17.780	19.266	0	12/31/2017	16.583	17.864	0
PIMCO VIT Global Bond Portfolio (Unhedged)
12/31/2013	N/A	13.078	0	12/31/2013	N/A	12.416	0
12/31/2014	13.078	13.190	0	12/31/2014	12.416	12.448	0
12/31/2015	13.190	12.483	0	12/31/2015	12.448	11.712	0
12/31/2016	12.483	12.808	0	12/31/2016	11.712	11.946	0
12/31/2017	12.808	13.721	21	12/31/2017	11.946	12.723	0
PIMCO VIT Global Core Bond (Hedged) Portfolio
12/31/2013	N/A	9.815	601	12/31/2013	N/A	9.660	32
12/31/2014	9.815	9.535	969	12/31/2014	9.660	9.329	53
12/31/2015	9.535	8.931	1302	12/31/2015	9.329	8.686	77
12/31/2016	8.931	9.405	1356	12/31/2016	8.686	9.093	99
12/31/2017	9.405	9.673	1591	12/31/2017	9.093	9.298	99
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio
12/31/2013	N/A	10.390	224	12/31/2013	N/A	10.133	5
12/31/2014	10.390	10.728	209	12/31/2014	10.133	10.401	6
12/31/2015	10.728	10.565	192	12/31/2015	10.401	10.182	4
12/31/2016	10.565	10.840	161	12/31/2016	10.182	10.386	4
12/31/2017	10.840	12.196	141	12/31/2017	10.386	11.617	3
PIMCO VIT High Yield Portfolio
12/31/2013	N/A	20.195	1681	12/31/2013	N/A	18.578	31
12/31/2014	20.195	20.581	2882	12/31/2014	18.578	18.822	74
12/31/2015	20.581	19.963	3519	12/31/2015	18.822	18.149	114
12/31/2016	19.963	22.138	3831	12/31/2016	18.149	20.008	148
12/31/2017	22.138	23.276	4013	12/31/2017	20.008	20.913	132
PIMCO VIT Long-Term U.S. Government Portfolio
12/31/2017	N/A	28.291	3	12/31/2017	N/A	25.293	0
PIMCO VIT Real Return Portfolio
12/31/2013	N/A	14.865	887	12/31/2013	N/A	13.944	40
12/31/2014	14.865	15.113	1370	12/31/2014	13.944	14.093	66
12/31/2015	15.113	14.501	1649	12/31/2015	14.093	13.443	74
12/31/2016	14.501	15.044	1838	12/31/2016	13.443	13.864	100
12/31/2017	15.044	15.379	1885	12/31/2017	13.864	14.089	99
PIMCO VIT StocksPLUS Global Portfolio
12/31/2013	N/A	12.358	95	12/31/2013	N/A	12.090	0
12/31/2014	12.358	12.298	140	12/31/2014	12.090	11.960	0
12/31/2015	12.298	11.036	174	12/31/2015	11.960	10.669	0
12/31/2016	11.036	11.724	159	12/31/2016	10.669	11.268	1
12/31/2017	11.724	14.220	155	12/31/2017	11.268	13.587	1
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix B

M&E Charge 1.40%				M&E Charge 2.00%
Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
PIMCO VIT Total Return Portfolio
12/31/2013	N/A	19.827	1429	12/31/2013	N/A	18.240	73
12/31/2014	19.827	20.390	2148	12/31/2014	18.240	18.647	127
12/31/2015	20.390	20.199	2644	12/31/2015	18.647	18.363	135
12/31/2016	20.199	20.453	3078	12/31/2016	18.363	18.485	154
12/31/2017	20.453	21.163	3197	12/31/2017	18.485	19.014	152
PIMCO VIT Unconstrained Bond Portfolio
12/31/2013	N/A	10.155	1792	12/31/2013	N/A	9.995	82
12/31/2014	10.155	10.320	2805	12/31/2014	9.995	10.097	106
12/31/2015	10.320	10.006	3275	12/31/2015	10.097	9.732	130
12/31/2016	10.006	10.335	3356	12/31/2016	9.732	9.993	122
12/31/2017	10.335	10.703	3432	12/31/2017	9.993	10.288	129
RCM Dynamic Multi-Asset Plus VIT Portfolio
12/31/2015	N/A	9.202	243	12/31/2015	N/A	9.164	0
12/31/2016	9.202	9.370	382	12/31/2016	9.164	9.278	43
12/31/2017	9.370	10.619	716	12/31/2017	9.278	10.452	52
Templeton Global Bond VIP Fund
12/31/2013	N/A	49.781	799	12/31/2013	N/A	43.040	12
12/31/2014	49.781	49.994	1249	12/31/2014	43.040	42.969	24
12/31/2015	49.994	47.181	1513	12/31/2015	42.969	40.313	30
12/31/2016	47.181	47.897	1626	12/31/2016	40.313	40.684	46
12/31/2017	47.897	48.147	1662	12/31/2017	40.684	40.656	37
Templeton Growth VIP Fund
12/31/2013	N/A	32.495	232	12/31/2013	N/A	28.856	5
12/31/2014	32.495	31.144	322	12/31/2014	28.856	27.493	8
12/31/2015	31.144	28.722	295	12/31/2015	27.493	25.206	8
12/31/2016	28.722	31.050	244	12/31/2016	25.206	27.088	7
12/31/2017	31.050	36.288	221	12/31/2017	27.088	31.472	6

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix B

APPENDIX C – EFFECTS OF PARTIAL WITHDRAWALS AND LIFETIME PAYMENTS ON THE VALUES AVAILABLE UNDER THE CONTRACT

These calculations show the effects of partial withdrawals and lifetime payments on the Contract's values. All fractional numbers in these examples have been rounded up to the next whole number.
Partial withdrawals (including any withdrawal charges, but not amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge) reduce the Contract Value on a dollar for dollar basis, and reduce all of the guaranteed values by the percentage of Contract Value withdrawn.
The following example shows the effect on the available guaranteed values assuming a Contract with a $90,000 initial Purchase Payment and a $5,000 free partial withdrawal (before beginning any Lifetime Plus Payments or Income Focus Payments) when the Contract Value and Rider Anniversary Value are $100,000, Benefit Base is $104,040, and Quarterly Anniversary Value is $102,000. The Traditional Death Benefit guaranteed value is total Purchase Payments adjusted for withdrawals.
Partial Withdrawal	Contract Value	Total Income Value (Income Focus) and Traditional Death Benefit guaranteed value	Benefit Base (Income Protector)	Rider Anniversary Value (Investment Protector)	Quarterly Anniversary Value (Quarterly Value Death Benefit)
Prior to withdrawal	$ 100,000	$ 90,000	$104,040	$100,000	$102,000
$5,000 withdrawal		–[($5,000/ 100,000) x 114,000)	–[($5,000/ 100,000) x 114,000)	–[($5,000/ 100,000) x 114,000)	–[($5,000/ 100,000)
		x 90,000)]	x 104,040)]	x 100,000)]	X 102,000)]
	– $5,000	=– $4,500	=– $5,202	=– $5,000	=– $5,100
After withdrawal	$ 95,000	$ 85,500	$ 98,838	$ 95,000	$ 96,900
Lifetime Plus Payments under Income Protector and Income Focus Payments under Income Focus reduce the Contract Value on a dollar for dollar basis and reduce other benefits guaranteed values by the percentage of Contract Value withdrawn. However, Lifetime Plus Payments do not reduce the Benefit Base and Income Focus Payments do not reduce Income Values.
The following example shows the effect of taking the annual maximum payment on your Contract under Income Protector or Income Focus if you are the sole Covered Person. For Income Protector, assume you begin payments at age 62 when the Contract Value is $97,000, the Benefit Base is $120,000, and the annual maximum Lifetime Plus Payment is $4,800 (4% of the $120,000 Benefit Base). For Income Focus, assume you begin payments when your Income Value Percentage is 6.25% and the annual maximum Income Focus Payment is $5,344 (6.25% of the $85,500 Income Value).
Lifetime Plus Payment	Contract Value	Traditional Death Benefit guaranteed value	Benefit Base	Income Focus Payment	Contract Value	Traditional Death Benefit guaranteed value	Income Value
Before payment	$ 97,000	$ 85,500	$ 120,000	Before payment	$ 97,000	$ 85,500	$ 85,500
$4,800 payment		–[($4,800/ 97,000)		$5,344 payment		–[($5,344/ 97,000)
		x 85,500)] =				x 85,500)] =
	– $4,800	– $4,231	no change		– $5,344	– $4,710	no change
After payment	$ 92,200	$ 81,269	$ 120,000	After payment	$ 91,656	$ 80,790	$ 85,500
An Excess Withdrawal is a withdrawal you take while you are receiving Lifetime Plus Payments or Income Focus Payments, that when added to any other withdrawals taken during the Benefit Year and your annual actual payment, is greater than your current annual maximum lifetime payment. Partial Excess Withdrawals (including withdrawal charges, but not amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge) immediately reduce the Contract Value on a dollar for dollar basis, and reduce all of the guaranteed values by the percentage of Contract Value withdrawn. Partial Excess Withdrawals also reduce the annual maximum Lifetime Plus Payment or annual maximum Income Focus Payment on the next Benefit Anniversary.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix C

Continuing from the annual maximum payment example, assume you take a $5,000 partial Excess Withdrawal later in the first Benefit Year when the Contract Value is $92,000.
Excess Withdrawal	Contract Value	Traditional Death Benefit guaranteed value	Benefit Base	Next anniverary's annual maximum Lifetime Plus Payment	Income Value	Next anniverary's annual maximum Income Focus Payment
Prior to withdrawal	$ 92,000	$ 81,269	$ 120,000	$ 4,800	$ 85,500	$ 5,344
$5,000 withdrawal		–[($5,000/ 92,000)	–[($5,000/ 92,000)	–[($5,000/ 92,000)	–[($5,000/ 92,000)	–[($5,000/ 92,000)
		x 81,269)]	x 120,000)]	x 4,800)]	x 85,500	x 5,344)]
	– $5,000	=– $4,417	=– $6,522	=– $261	=– $4,647	=– $290
After withdrawal	$ 87,000	$ 76,852	$ 113,478	$ 4,539	$ 80,853	$ 5,054

APPENDIX D – ORIGINAL TRADITIONAL DEATH BENEFIT

The original Traditional Death Benefit was available from November 20, 2012 through April 26, 2013 in most states. However, the original Traditional Death Benefit continued to be available in the following states until July 19, 2013: Connecticut, Delaware, Hawaii, Kentucky, Maryland, Minnesota, Montana, Virginia, and Wyoming. The original Traditional Death Benefit also continued to be available in California until October 11, 2013. The only differences between this benefit and the benefit discussed in section 10, Death Benefit is that the original Traditional Death Benefit is not a first-to-die death benefit based on the Determining Life (Lives). As a result, the original Traditional Death Benefit ends upon the earliest of the following.
•	The Business Day before the Annuity Date.
•	The Business Day that total Purchase Payments adjusted for withdrawals and Contract Value are both zero.
•	The Business Day the Contract ends.
Also, upon the death of the Owner (or Annuitant if the Owner is a non-individual), if a surviving spouse continues the Contract the original Traditional Death Benefit continues.

APPENDIX E – ORIGINAL QUARTERLY VALUE DEATH BENEFIT

The original Quarterly Value Death Benefit was available from November 20, 2012 through April 26, 2013 in some states. However, the original Quarterly Value Death Benefit continued to be available in the following states until July 19, 2013: Connecticut, Delaware, Hawaii, Kentucky, Maryland, Minnesota, Montana, Virginia, and Wyoming. The original Quarterly Value Death Benefit also continued to be available in California until October 11, 2013. The only difference between this benefit and the benefit discussed in section 11.c, Quarterly Value Death Benefit is that the original Quarterly Value Death Benefit is not a first-to-die death benefit based on the Determining Life (Lives). As a result, the original Quarterly Value Death Benefit ends upon the earliest of the following.
•	The Business Day before the Annuity Date.
•	The Business Day that the Quarterly Anniversary Value and Contract Value are both zero.
•	The Business Day the Contract ends.
Also, upon the death of the Owner (or Annuitant if the Owner is a non-individual), if a surviving spouse continues the Contract the original Quarterly Value Death Benefit continues.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix D & E

APPENDIX F – INCOME FOCUS

Income Focus was available from April 29, 2013 through April 24, 2015. Income Focus has a rider charge that we deduct from your Contract Value (and Bonus Value, if applicable) during the Accumulation Phase while your benefit is in effect and your Contract Value is positive. The rider charge is an annualized rate that is calculated and accrued on a daily basis as a percentage of the Total Income Value. For information on how we calculate and deduct the rider charge, and when we deduct the final rider charge, see section 7, Expenses – Rider Charge.
Rider Charge (as a percentage of the Total Income Value)
	Maximum	Minimum	Current
Income Focus(1) Single Income Focus Payments Joint Income Focus Payments	2.75% 2.95%	0.50% 0.50%	1.30% 1.30%
(1)
If you select the Charge Lock Option rider, the rider charge for Income Focus is fixed at the rate in effect on the Charge Lock Date. You will continue to pay the rider charge after the Charge Lock Date as long as Income Focus is in effect and your Contract Value is positive.

We reserve the right to increase or decrease the rider charge on each Quarterly Anniversary, subject to the maximum and minimum. However, in any twelve-month period we cannot increase or decrease the rider charge more than 0.50%. If we increase your rider charge, we notify you in writing at least 30 days in advance to allow you the option of accepting the charge increase, or removing your benefit before the charge increases. Alternatively, you can instead reject this charge increase and all future rider charge changes by selecting the Charge Lock Option rider. The Charge Lock Option rider allows you to keep your benefit at the current rider charge, but with reduced guaranteed values and payments, and no opportunity for future payment increases or future rider charge decreases. For information on how we deduct the rider charge from your Contract, please see section 7, Expenses – Rider Charge.
We designed Income Focus Payments to last for the lifetime of the Covered Person(s). If you do not begin Income Focus Payments before all Covered Persons die or are removed from the Contract, Income Focus ends and you will not receive any payments. Income Focus Payments are available once the younger Covered Person reaches age 60 and before the older Covered Person reaches age 91. You choose your payment frequency and amount subject to an annual maximum. Once established, the annual maximum Income Focus Payment can increase, but it cannot decrease unless you take an Excess Withdrawal.
REMOVING INCOME FOCUS
You can remove Income Focus from your Contract while the Contract Value is positive.
You can remove Income Focus by completing the appropriate form. We remove this benefit from your Contract on the Quarterly Anniversary (or on the next Business Day if the Quarterly Anniversary is not a Business Day) that occurs immediately after we receive your request in Good Order at our Service Center, and the rider termination date is that Quarterly Anniversary.
If we increase this benefit's rider charge and you want to remove this benefit before the increase, we must receive this form within 30 days of the date of our letter notifying you of the rider charge increase. If we receive your form after this period, we increase your rider charge and ask you to resubmit the form for the next Quarterly Anniversary.
If you are removing this benefit for any other reason, your request is in Good Order if we receive this form no earlier than 30 days before a Quarterly Anniversary, and no later than 4 p.m. Eastern Time on the last Business Day before the Quarterly Anniversary. If we receive your request outside this time period, we ask you to resubmit it for the next Quarterly Anniversary.
You must transfer your Contract Value out of Income Focus' Investment Options and remove these Investment Options from your future Purchase Payment allocation instructions for your removal request to be in Good Order.
On the rider termination date Income Focus Payments (if applicable) stop, we deduct the final rider charge, and the restrictions on additional Purchase Payments and Contract Value allocations and transfers no longer apply.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix F

INCOME FOCUS PAYMENT OVERVIEW
Your annual maximum Income Focus Payment is equal to the sum of all Income Values multiplied by their associated Income Value Percentages. Each Income Value is equal to one or more of your Purchase Payments received in a Rider Year, adjusted for any partial withdrawals as discussed under "Income Values." Each Income Value has an associated Income Value Percentage. Each Income Value Percentage is initially based on the Covered Person's age at the time you selected Income Focus as set out in the following table.
Initial Income Value Percentage Table
Age of the Covered Person on the Rider Effective Date for single Income Focus Payments	Initial Income Value Percentage	Age of the younger Covered Person on the Rider Effective Date for joint Income Focus Payments	Initial Income Value Percentage
45 – 64	3.25%	45 – 64	2.75%
65 – 79	3.75%	65 – 79	3.25%
80+	4.75%	80+	4.25%
Income Value Percentages can increase by 1% annually based on positive Contract Value performance from one Rider Anniversary or Benefit Anniversary to the next as discussed under "Income Value Percentages and Performance Increases." A Benefit Anniversary is a twelve-month anniversary of the Benefit Date that Income Focus Payments begin. You can receive the 1% Performance Increases both before and after you begin receiving Income Focus Payments. Before payments begin, the first Income Value is eligible for a Performance Increase on the first Rider Anniversary and any subsequent Income Values are eligible for Performance Increases on the second Rider Anniversary after they are established.
The annual maximum Income Focus Payment is the amount you are entitled to receive each year, but you can choose to take an actual payment that is less than your annual maximum Income Focus Payment. If you take less than 100% of your annual maximum Income Focus Payment in a Benefit Year, you are not eligible to receive a Performance Increase in the next Benefit Year. For more information, see "Income Value Percentages and Performance Increases."
Example
Assume you purchase a Contract with Income Focus at age 60 with a $100,000 initial Purchase Payment, and you are the sole Covered Person. Your first Income Value is this initial Purchase Payment and its associated Income Value Percentage based on the table is 3.75%. At this time your annual maximum Income Focus Payment would be $3,750 (3.75% x $100,000).
On the first Rider Anniversary (which is also the first Contract Anniversary) if your Contract Value after deduction of all fees and expenses is greater than your initial Purchase Payment, we apply a 1% Performance Increase to your first Income Value Percentage, so it is now 4.75%. At this time your annual maximum Income Focus Payment would be $4,750 (4.75% x $100,000).
If you make a series of additional Purchase Payments in the second Rider Year totaling $5,000, we establish a second Income Value equal to these payments, and a second Income Value Percentage which is initially equal to 3.75%. This second Income Value is not eligible for a Performance Increase until the third Rider Anniversary. At this time your annual maximum Income Focus Payment would be $4,937.50 [(4.75% x $100,000) + (3.75% x $5,000)].
TOTAL INCOME VALUE
The Total Income Value determines your rider charge and is equal to the sum of all Income Values.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix F

INCOME VALUES
Income Values help determine both your rider charge and your annual maximum Income Focus Payment. The greater the total Income Values, the greater the annual maximum Income Focus Payment.
For each period, we establish a new Income Value on the Business Day we first receive a Purchase Payment. We establish Income Values during the first Rider Year as follows.
•
If the Rider Effective Date is the Issue Date, the first Income Value is equal to all Purchase Payments received before the first Quarterly Anniversary. If you make any additional Purchase Payments on or after the first Quarterly Anniversary and before the first Rider Anniversary we add them together and establish a new Income Value.

•
If the Rider Effective Date occurs after the Issue Date, the first Income Value is initially equal to the Contract Value at the end of the prior Business Day. If you make any additional Purchase Payments during the first Rider Year we add them together and establish a new Income Value.

If you make additional Purchase Payments in subsequent Rider Years, we establish a new Income Value each Rider Year. We establish each Income Value on the Business Day we receive the first Purchase Payment in a Rider Year; we add any additional Purchase Payments we receive during the same Rider Year to the existing Income Value.
Each Business Day before the Benefit Date, if you take a withdrawal, we reduce each Income Value by the percentage of Contract Value withdrawn. Each Business Day on or after the Benefit Date, if you take an Excess Withdrawal we reduce each Income Value by the percentage of Contract Value withdrawn. Withdrawals include any withdrawal charges, but do not include Income Focus Payments or amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.
NOTE: For Contracts with the Bonus Option, bonus amounts are not included in the Income Values or Total Income Value. However, vested bonus amounts are included in the Performance Increase calculation.

INCOME VALUE PERCENTAGES AND PERFORMANCE INCREASES
Income Value Percentages help determine your annual maximum Income Focus Payment. The higher the Income Value Percentage, the greater the annual maximum Income Focus Payment.
Each Income Value has an associated Income Value Percentage. We determine your initial Income Value Percentage for each Income Value by using the Initial Income Value Percentage Table as discussed in "Income Focus Payment Overview."
On each Rider Anniversary before the Benefit Date, and on each Benefit Anniversary after the Benefit Date if you took the entire annual maximum Income Focus Payment during the prior year, you receive a Performance Increase of 1%to each Income Value Percentage associated with an eligible Income Value if the Contract Value (or Bonus Value if you select the Bonus Option) increases as discussed next in this section. Before the Benefit Date, each Income Value is eligible for a Performance Increase on the second Rider Anniversary that occurs after we establish it. On the first Rider Anniversary, only the first Income Value is eligible for a Performance Increase. Performance Increases are not available once the older Covered Person reaches age 91.
Performance Increases On or Before the Benefit Date
On each Rider Anniversary you receive a 1% Performance Increase if the Contract Value is greater than the Contract Value on the prior Rider Anniversary (or Rider Effective Date if this is the first Rider Anniversary). If a Rider Anniversary does not occur on a Business Day, we use Contract Values from the next Business Day. For the Rider Effective Date and each Rider Anniversary we exclude from that day's Contract Value any Daily Transactions. Before we make this comparison, if we received any Purchase Payments during the last Rider Year we subtract these payments from the current Contract Value.
However, if you selected Income Focus at issue and this is the first Rider Anniversary, you receive a Performance Increase if the Contract Value excluding any Daily Transactions and any Purchase Payments received on or after the first Quarterly Anniversary is greater than the total Purchase Payments received before the first Quarterly Anniversary.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix F

Performance Increases After the Benefit Date
On each Benefit Anniversary you receive a Performance Increase if the Contract Value is greater than the Contract Value on the prior Benefit Anniversary (or Benefit Date if this is the first Benefit Anniversary). If either of these dates does not occur on a Business Day, we use Contract Values from the next Business Day. For the Benefit Date and each Benefit Anniversary we exclude from that day's Contract Value any Daily Transactions.
NOTE:

•	Performance Increases are not available once the older Covered Person reaches age 91.
•	After the Benefit Date Performance Increases are only available while your Contract Value is positive and if you took your annual maximum Income Focus Payment during the last Benefit Year.
•
If we increased the Contract Value to equal the death benefit due to a spousal continuation of the Contract during the last Rider Year or Benefit Year, we also subtract the amount of this increase from the Contract Value on the next Rider Anniversary or Benefit Anniversary when determining Performance Increases.

•
For Contracts with the Bonus Option, we include any unvested Bonus amounts when determining Performance Increases. So when we compute a Performance Increase, each Purchase Payment includes its associated bonus and we use Bonus Values instead of Contract Values.

REQUESTING INCOME FOCUS PAYMENTS
You request Income Focus Payments by completing a payment election form. Income Focus Payments begin on the Benefit Date. The Benefit Date can be either the 1st or 15th of a calendar month, or any other day that you request and we agree to. However, we do not allow the Benefit Date to be later than the 28th of a calendar month. At least one Covered Person must be alive on the Benefit Date in order for Income Focus Payments to begin. You cannot submit this form until the younger Covered Person reaches age 60, or once the older Covered Person reaches age 91.
We will begin making payments to you automatically without your request if your Contract Value reduces to zero for any reason other than a withdrawal or annuitization while this benefit is in effect and before the Benefit Date. In this instance we calculate your annual maximum Income Focus Payment and begin making annual payments to you on the next available Benefit Date.
If the Benefit Date has not occurred six months before the older Covered Person reaches age 91, we send you written notice that the benefit is about to end. If the benefit ends before Income Focus Payments begin, you will have paid for the benefit without receiving any of its advantages.
Once Income Focus Payments begin:
•	You cannot make additional Purchase Payments, therefore total Purchase Payments adjusted for withdrawals under the Traditional Death Benefit (if applicable) no longer increases.
•	Any active automatic investment plan and/or systematic withdrawal program ends.
•	The free withdrawal privilege is not available.
•	You can only remove Income Focus while the Contract Value is positive. If you remove this benefit, the restrictions listed above do not apply on or after the rider termination date.
•
In most states, you can only change the Owner if you selected joint Income Focus Payments and an Owner dies and the spouse continues the Contract. In Florida, Ohio, Oregon, or Wisconsin we cannot restrict assignments or changes of ownership and if you assign or change ownership and the Covered Persons no longer have the required relationship as stated in section 2, Income Focus ends.

•	The rider charge continues until the benefit ends, or the Business Day the Contract Value reduces to zero.
•	If you have the Quarterly Value Death Benefit, its additional M&E charge continues as indicated in section 7, Expenses – Mortality and Expense Risk (M&E) Charge.
•	If you annuitize the Contract, Income Focus Payments stop and Income Focus ends.
•
The Contract Value continues to fluctuate as a result of Investment Option performance. It decreases on a dollar for dollar basis with each Income Focus Payment, Excess Withdrawal, and any Contract charges we deduct.

•
Income Focus Payments do not reduce your Income Values, but Excess Withdrawals reduce the annual maximum Income Focus Payment and each Income Value by the percentage of Contract Value withdrawn (including any withdrawal charge). If you take an Excess Withdrawal of your total Contract Value, Income Focus Payments stop and Income Focus ends.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix F

•
Each Income Focus Payment and any Excess Withdrawal reduces total Purchase Payments adjusted for withdrawals under the Traditional Death Benefit (or the Quarterly Anniversary Value under the Quarterly Value Death Benefit, if applicable) by the percentage of Contract Value withdrawn (including any withdrawal charge).

•
Any part of your annual maximum Income Focus Payment that you do not withdraw in a given Benefit Year remains in your Contract for the remainder of that year, but is not added to the annual maximum payment available next year.

•
You may receive a Performance Increase to Income Value Percentages on every Benefit Anniversary before the older Covered Person reaches age 91. Performance Increases increase your annual maximum Income Focus Payment.

CALCULATING YOUR INCOME FOCUS PAYMENTS
The annual maximum Income Focus Payment is the amount you are entitled to receive each Benefit Year. On the Benefit Date and each subsequent Benefit Anniversary, your annual maximum Income Focus Payment is equal to the sum of all Income Values multiplied by their associated Income Value Percentages. On the Benefit Date, if your initial annual maximum Income Focus Payment is less than $100, the benefit ends and you will have paid for the benefit without receiving any of its advantages. For example, assuming a single Income Value and an Income Value Percentage of 6.25%, if you take withdrawals that reduce the Income Value to less than $1,600, this would result in an initial Income Focus Payment of less than $100.
You can receive Income Focus Payments monthly, quarterly, semi-annually, or annually. If the scheduled payment date does not fall on a Business Day, we make the payment on the next Business Day.
You can change your payment frequency once each Benefit Year while your Contract Value is positive. You must provide notice of any requested payment frequency change to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we implement it on the Benefit Anniversary and it remains in effect until the benefit ends or you request another change. We do not accept payment frequency changes that would cause us to make payments of $0.01 to $99.99.
The annual maximum Income Focus Payment is the amount you are entitled to, but you can choose to take less. The annual actual Income Focus Payment is the total amount you choose to receive each year. Any part of your annual maximum payment that you do not withdraw in a given Benefit Year is not added to the annual maximum payment available next year. Each Income Focus Payment you receive is equal to the annual actual Income Focus Payment divided by the number of payments you chose to receive during the Benefit Year. Each actual Income Focus Payment must either be zero, or $100 or more. For example, you cannot request an annual payment of $50.
If you would like to take less than the maximum available payment, you can change your payment amount once each Benefit Year while your Contract Value is positive by providing notice to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we implement it on the Benefit Anniversary and it remains in effect until the benefit ends or you request another change.
Once Income Focus Payments have begun, if your Contract Value reduces to zero for any reason other than an Excess Withdrawal or annuitization, you will continue to receive your maximum Income Focus Payment at the previous selected payment frequency until the earlier of the death of the Owner or last surviving Covered Person.
We deduct each Income Focus Payment, Excess Withdrawal, and any additional payment resulting from a required minimum distribution, proportionately from the Investment Options. We continue to rebalance the Contract Value quarterly among the Investment Options according to your future Purchase Payment allocation instructions while this benefit is in effect. You can also continue to make transfers between the Investment Options while your benefit is in effect, subject to the restrictions set out in section 5, Investment Options – Transfers Between Investment Options, and the "Investment Option Allocation and Transfer Restrictions" discussion later in this section.
Excess Withdrawals
Your annual maximum Income Focus Payment only decreases if you take an Excess Withdrawal. An Excess Withdrawal is a withdrawal you take while you are receiving Income Focus Payments, that when added to any other withdrawals taken during the Benefit Year and your annual actual payment, is greater than your current annual maximum payment. If your actual Income Focus Payment is less than your annual maximum payment, you can withdraw the difference and we consider that withdrawal to be an additional actual Income Focus Payment, and not an Excess Withdrawal. Excess Withdrawals include any applicable withdrawal charge, but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix F

For example, assume your annual maximum Income Focus Payment is $2,000 and you take an annual actual Income Focus Payment of $1,000. Within a Benefit Year, you can take an additional withdrawal of up to $1,000 and we consider that to be an additional actual Income Focus Payment. If you withdraw $1,200, we consider the first $1,000 to be an additional actual Income Focus Payment and the next $200 to be an Excess Withdrawal.
Any partial Excess Withdrawal must comply with the restrictions in section 8, Access to Your Money and the following provisions. If your Contract Value is less than $2,000, you can only withdraw the total remaining Contract Value (less any rider charge). Also, if at the end of the Business Day that we process your Excess Withdrawal your Contract Value is less than $2,000, you must withdraw the total remaining Contract Value (less any rider charge). If you take an Excess Withdrawal of the total remaining Contract Value your entire Contract ends.
Excess Withdrawals reduce each Income Value on the Business Day we process the withdrawal, but they do not reduce your annual maximum Income Focus Payment until the next Benefit Anniversary after the withdrawal. If partial Excess Withdrawals reduce your annual maximum Income Focus Payment to less than $100, we send you the total remaining Contract Value (less any rider charge) and your Contract ends.
NOTE:

•
For Qualified Contracts, if we calculate a required minimum distribution (RMD) based on this Contract, after making all Income Focus Payments for the calendar year, we determine whether this calendar year's total RMD has been satisfied by these payments and any Excess Withdrawals. If the RMD amount has not been satisfied, we send you this remaining amount as one RMD payment by the end of the calendar year. We consider this payment to be a withdrawal, but it is not an Excess Withdrawal and it is not subject to a withdrawal charge.

•
For required annuitization, if on the Annuity Date you are receiving Income Focus Payments, we guarantee to pay you the greater of your maximum Income Focus Payment or Annuity Payments based on the Contract Value under Annuity Option 1 or Annuity Option 3. If you select any other Annuity Option, this guarantee does not apply. For more information, see section 9, The Annuity Phase.

TAXATION OF INCOME FOCUS PAYMENTS
We treat Income Focus Payments as withdrawals for tax purposes as discussed in section 12, Taxes – Taxation of Lifetime Payments.
CHARGE LOCK OPTION
If we increase Income Focus' rider charge, you can reject this charge increase and all future rider charge changes by selecting the Charge Lock Option rider. You keep Income Focus at the current rider charge, but we subtract 1% from all your Income Value Percentages, and you have no opportunity for future Performance Increases or future rider charge decreases.
We notify you in writing at least 30 days in advance of any increase to your rider charge. The notice will include information on the amount of increase to your rider charge, and the options available to you (accept the rider charge increase, remove Income Focus from your contract, or select the Charge Lock Option rider). If you are interested in the Charge Lock Option rider we ask you to either contact your Financial Professional or call us and we will send you the Charge Lock Option selection form and a copy of this prospectus. After we receive your selection form in Good Order at our Service Center, the Charge Lock Option becomes effective on the Quarterly Anniversary that we are scheduled to increase the rider charge (or on the next Business Day if the Quarterly Anniversary is not a Business Day). To be in Good Order, we must receive your selection form no later than 4 p.m. Eastern Time on the last Business Day before the Quarterly Anniversary that we are to increase the rider charge. If we receive your selection form after this date and time we do not add the Charge Lock Option rider to your Contract and we increase your rider charge, but we make no other changes to your Contract. If we do not receive your selection form in time, you can either keep Income Focus at the increased rider charge, or you can make a separate request to remove it on the next Quarterly Anniversary and you will be subject to the increased rider charge until you remove Income Focus from your Contract. If you choose to keep Income Focus and we increase your rider charge in the future, the Charge Lock Option rider will again be available to you at that time, and will be based upon your then-current rider charges.
If you select the Charge Lock Option rider, Income Focus's rider charge does not change on or after the Charge Lock Date, the Quarterly Anniversary or the next Business Day if that day is not a Business Day, that we would have otherwise increased your rider charge.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix F

If you select the Charge Lock Option rider, you do not receive any Performance Increases after the Last Performance Increase Date. We determine the Last Performance Increase Date as follows.
If the Charge Lock Date is…	the Last Performance Increase Date is…
before the Benefit Date	the earlier of the Benefit Date, or the Rider Anniversary on or immediately after the Charge Lock Date
the Benefit Date	the Benefit Date
after the Benefit Date	the Benefit Anniversary that occurs on or immediately after the Charge Lock Date
If your Contract Value is zero on the Last Performance Increase Date, the Charge Lock Option rider ends and we make no change to Income Focus or your Income Focus Payments. If your Contract Value is positive on the Last Performance Increase Date, we reduce your benefits as follows.
If the Last Performance Increase Date is on or before the Benefit Date
•
If the Last Performance Increase Date is a Rider Anniversary before the Benefit Date, we first apply a Performance Increase to each eligible Income Value Percentage if your Contract Value (or Bonus Value, if applicable) has increased.

•
Next we subtract 1% from each Income Value Percentage, including the initial Income Value Percentage for any new Income Values you establish in the future. After this date your Income Value Percentages will not increase.

•
Then on the Benefit Date we calculate your annual maximum Income Focus Payment using these reduced Income Value Percentages. Your annual maximum Income Focus Payments will not increase after this date.

If the Last Performance Increase Date is a Benefit Anniversary
•	We first apply Performance Increases to each Income Value Percentage if your Contract Value (or Bonus Value, if applicable) has increased, and then we subtract 1% from each Income Value Percentage.
•	Next we calculate your annual maximum Income Focus Payment using these reduced Income Value Percentages. Your annual maximum Income Focus Payments will not increase after this date.
•
If your reduced annual maximum Income Focus Payment is $100 or more, we verify that your annual actual Income Focus Payment meets our minimum requirements (it must be either zero, or $100 or more – you cannot request an actual payment of $50). If it is not, we ask you to change either the payment amount, or the frequency.

A hypothetical example showing how Income Focus may be affected if you select the Charge Lock Option rider is provided in Appendix H.
The Charge Lock Option rider ends on the earlier of the Business Day Income Focus ends, or the Last Performance Increase Date if you Contract Value equals zero.
NOTE:
•	Your Contract Value will continue to fluctuate with Investment Option performance after the Charge Lock Date.
•	The Charge Lock Option rider is not available in Illinois and may not be available through all broker dealers. For more information, please contact us or your Financial Professional.
•
If you select the Charge Lock Option rider, the reduction to Income Focus' benefits may be significant, and you may be better off either accepting the rider charge increase, or removing Income Focus from your Contract. You should consult with your Financial Professional before selecting the Charge Lock Option rider.

•	For Charge Lock Option riders issued in all states except Pennsylvania: Once you select the Charge Lock Option rider, you cannot later remove it from your Contract.

•
For Charge Lock Option riders issued in Pennsylvania: If you change your mind about having the Charge Lock Option rider, you can return the rider within ten days after receiving it and we treat it as if it had never been issued. If you return the Charge Lock Option rider this means we will increase your rider charge, but we will not reduce your Income Value Percentages.

•
If you select the Charge Lock Option rider before Income Focus Payments begin, then request to begin payments before the Last Performance Increase Date, you give up the opportunity to receive one last Performance Increase, which may further reduce your Income Focus Payments.

•
If you select the Charge Lock Option rider and the reduction to your Income Value Percentages causes your annual maximum Income Focus Payment to be less than $100, Income Focus ends. If this occurs on the Benefit Date, you will have paid for Income Focus without receiving any of its advantages.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix F

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING
Under Income Focus, we restrict your Investment Option selection and require you to allocate your Contract Value to the Investment Options listed below. By selecting this benefit, you agreed to allow us to rebalance your Contract Value quarterly, as described here. We put these restrictions in place to support Income Focus's guarantees. To the extent these restrictions limit your investment flexibility, they may limit the upside potential to your Investment Option returns, which may limit your Contract Value and Performance Increases.
Income Focus available Investment Options
AZL MVP Balanced Index Strategy Fund
AZL MVP BlackRock Global Strategy Plus Fund
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund
AZL MVP Fusion Dynamic Balanced Fund
AZL MVP Fusion Dynamic Conservative Fund
AZL MVP Fusion Dynamic Moderate Fund
AZL MVP Growth Index Strategy Fund AZL MVP Moderate Index Strategy Fund AZL MVP T. Rowe Price Capital Appreciation Plus Fund PIMCO VIT Balanced Allocation Portfolio
We may add, remove or substitute Investment Options from this list. We secure all necessary SEC and other governmental approvals before removing or substituting an Investment Option. We send you written notice regarding additions, removals or substitutions. When an Investment Option within this list is removed or substituted, we send you written notice 30 days before the removal or substitution date.
While your benefit is in effect and your Contract Value is positive, we rebalance your Contract Value on each Quarterly Anniversary (or the next Business Day if the Quarterly Anniversary is not a Business Day) according to your future Purchase Payment allocation instructions if they comply with the restrictions stated here. Your Investment Options' performance may cause your chosen allocations to shift. Quarterly rebalancing helps you maintain your selected allocation mix. There are no fees for the quarterly rebalancing transfers we make, and we do not count them against the free transfers we allow. To change this quarterly rebalancing, you must change your future Purchase Payment allocation instructions. Any requested change to these instructions must comply with the restrictions stated here or we reject your change.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix F

WHEN INCOME FOCUS ENDS
Income Focus ends on the earliest of the following.
•	The Business Day we process your request to remove this benefit from your Contract (the rider termination date).
•
For riders issued in all states except California, Connecticut, and New Jersey, the Business Day all original Covered Persons no longer have the required relationship (Owner, Annuitant or sole Beneficiary) as stated under "Covered Persons" in section 2.

•	The older Covered Person's 91st birthday if it occurs before the Benefit Date.
•	The Business Day before the Annuity Date.
•	The Business Day we process your request for a full withdrawal, other than a full withdrawal caused by an Income Focus Payment.
•
The Benefit Date or a Benefit Anniversary if the annual maximum Income Focus Payment is less than $100. However, this does not apply if you have the Charge Lock Option rider, your Last Performance Increase Date is the Benefit Date or a Benefit Anniversary, and on the Last Performance Increase Date your annual maximum Income Focus Payment becomes less than $100.

•
Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we first receive a Valid Claim from any one Beneficiary. However, if a federally recognized spouse is a Covered Person and continues this Contract, Income Focus also continues. In New Jersey, if a surviving civil union partner is the sole Beneficiary and takes the additional death benefit payment option described in the Contract, Income Focus ends on the Business Day before the Annuity Date.

•	The date of death of the last surviving Covered Person.
•	The Business Day the Contract ends.
NOTE FOR RIDERS ISSUED IN CALIFORNIA, CONNECTICUT, AND NEW JERSEY: An assignment or change of ownership does not change the Covered Person(s). After an assignment or change of ownership, if a Covered Person who was previously an Owner or Annuitant no longer has that position, Income Focus ends on the earlier of the date of death of an individual Owner (or Annuitant if the Owner is a non-individual), or last surviving Covered Person. Upon the death of an individual Owner (or Annuitant if the Owner is a non-individual), if the deceased's spouse is a sole Beneficiary and continues the Contract, Income Focus ends on the earlier of the date of death of the surviving spouse or last surviving Covered Person. If a surviving spouse instead elects to receive payment of the death benefit, Income Focus ends on the Business Day we receive his or her Valid Claim. For riders issued in New Jersey involving civil union partners, Income Focus and Income Focus Payments may end even earlier because Contract continuation is not allowed for a surviving civil union partner. This means that Income Focus Payments may end even if a Covered Person is still alive.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix F

APPENDIX G – INVESTMENT PROTECTOR

Investment Protector was available from April 29, 2013 through October 16, 2016. Investment Protector has a rider charge that we deduct from your Contract Value (and Bonus Value, if applicable) during the Accumulation Phase while your benefit is in effect and your Contract Value is positive. The rider charge is an annualized rate that is calculated and accrued on a daily basis as a percentage of the Target Value. For information on how we calculate and deduct the rider charge, and when we deduct the final rider charge, see section 7, Expenses – Rider Charge.
Investment Protector Riders (Version Identifier)	Available Dates	Rider Charge (as a percentage of the Target Value)
		Maximum	Minimum	Current
Investment Protector (07.12, 07.13, 04.15, 04.16, 05.16, 06.16, 07.16, 08.16, 09.16, 10.16)	4/29/2013 – 10/16/2016	2.95%	0.35%	1.30%
We reserve the right to increase or decrease the rider charge on each Quarterly Anniversary, subject to the maximum and minimum. However, in any twelve-month period we cannot increase or decrease the rider charge more than 0.35%. If we increase your rider charge, we notify you in writing at least 30 days in advance to allow you the option of accepting the charge increase, or removing your benefit before the charge increases. For information on how we deduct the rider charge from your Contract, please see section 7, Expenses – Rider Charge.
NOTE: If Investment Protector ends due to the death of an Owner (or Annuitant if the Owner is a non-individual) and we deduct rider charges after the date of death, the rider charges accrued and deducted after the date of death are refunded if a Target Value Date does not occur between the date of death and the date we receive the first Valid Claim. We do not refund rider charges if a Target Value Date occurs between the date of death and the date we receive the first Valid Claim.

Investment Protector provides, during the Accumulation Phase, a level of protection for your principal and a percentage (Guarantee Percentage) of any annual investment gains through the Target Value. The Target Value is a future guarantee to your Contract Value. The Target Value is first available on the initial Target Value Date which you select. The initial Target Value Date cannot occur before the Earliest Anniversary, and it must occur before age 91. Subsequent Target Value Dates will occur on every Future Anniversary. The Target Value is only guaranteed to be available to you on each Target Value Date. Beginning on the next Business Day, your Contract Value fluctuates based on your selected Investment Options' performance, and this is the value available to you upon withdrawal.
We established your Contract's Guarantee Percentage, Earliest Anniversary and Future Anniversary on the Rider Effective Date and we cannot change them. The Guarantee Percentage, Earliest Anniversary and Future Anniversary that are used to calculate your Target Value and determine your Target Value Dates are as follows.
Benefit Version	Available Dates	Earliest Anniversary used to determine the initial Target Value Date	Future Anniversary used to determine subsequent Target Value Dates	Guarantee Percentage used to calculate the Target Value
Investment Protector (07.13, 04.15, 04.16, 05.16, 06.16, 07.16, 08.16, 09.16, 10.16)	7/22/2013 – 10/16/2016	Tenth Rider Anniversary	Fifth Rider Anniversary	80%
Investment Protector (07.12)	4/29/2013 – 7/19/2013	Tenth Rider Anniversary	Fifth Rider Anniversary	100%
REMOVING INVESTMENT PROTECTOR
You can remove Investment Protector from your Contract while the Contract Value is positive.
You can remove Investment Protector by completing the appropriate form. We remove this benefit from your Contract on the Quarterly Anniversary (or on the next Business Day if the Quarterly Anniversary is not a Business Day) that occurs immediately after we receive your request in Good Order at our Service Center, and the rider termination date is that Quarterly Anniversary.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix G

If we increase this benefit's rider charge and you want to remove this benefit before the increase, we must receive this form within 30 days of the date of our letter notifying you of the rider charge increase. If we receive your form after this period, we increase your rider charge and ask you to resubmit the form for the next Quarterly Anniversary.
If you are removing this benefit for any other reason, your request is in Good Order if we receive this form no earlier than 30 days before a Quarterly Anniversary, and no later than 4 p.m. Eastern Time on the last Business Day before the Quarterly Anniversary. If we receive your request outside this time period, we ask you to resubmit it for the next Quarterly Anniversary.
On the rider termination date we deduct the final rider charge, and the restrictions on additional Purchase Payments and Contract Value allocations and transfers no longer apply.
TARGET VALUE DATES
Investment Protector guarantees that on each Target Value Date until the benefit ends, your Contract Value cannot be less than the Target Value (described next in this section). You selected the initial Target Value Date when you selected this benefit. The earliest available initial Target Value Date is the Earliest Anniversary, and the latest date is the Rider Anniversary before the older Owner reaches age 91 (or the Annuitant reaches age 91 if the Owner is a non-individual). Subsequent Target Value Dates occur on every Future Anniversary after the initial Target Value Date while this benefit is in effect.
For example, assume you purchased a Contract as the sole Owner on September 1, 2013 and you were age 70. You selected Investment Protector on the first Quarterly Anniversary, December 1, 2013 when you were still age 70, the Earliest Anniversary is the tenth Rider Anniversary and the Future Anniversary is the fifth Rider Anniversary. The earliest available initial Target Value Date is December 1, 2023 and the latest date is December 1, 2033. If you selected the earliest available initial date (December 1, 2023), subsequent Target Value Dates would occur on December 1st in 2028, 2033, 2038, etc.
On each Target Value Date (or on the next Business Day if the Target Value Date is not a Business Day) if your Contract Value excluding any Daily Transactions is less than the Target Value, we increase your Contract Value to equal the Target Value and your Target Value becomes the Contract Value. The Target Value Dates are the only days that we guarantee your Contract Value equals or exceeds the Target Value. After the Target Value Date, the Contract Value will fluctuate until the next Target Value Date. We notify you in writing at least 30 days in advance of each Target Value Date outlining the options available to you. On your Target Value Date you can continue your Contract or withdraw some or all of your Contract Value. You are not required to take a withdrawal on your Target Value Date. Any withdrawal you do take is subject to any applicable withdrawal charge and additional federal tax.
We allocate any Contract Value increase to your selected Investment Options based on the percentage of Contract Value in each Investment Option on the Target Value Date after we do quarterly Contract Value rebalancing. For tax purposes, we treat any Contract Value increase as earnings under the Contract. However, if the Contract Value on the Target Value Date is less than net Purchase Payments (total Purchase Payments less any payments withdrawn) then we treat some or all of the increase as a Purchase Payment when applying the withdrawal charge if you withdraw the total Contract Value.
Initial Target Value Date Resets
You can reset the initial Target Value Date before the older Owner reaches age 81 (or the Annuitant reaches age 81 if the Owner is a non-individual). Resets are only available if the Contract Value excluding any Daily Transactions is at least equal to the Target Value on the Rider Anniversary that we process your reset request. The earliest new initial Target Value Date is the Earliest Anniversary after we process your request, and the latest available date is the Rider Anniversary before the older Owner reaches age 91 (or the Annuitant reaches age 91 if the Owner is a non-individual). You request a reset by completing the appropriate form. We process your request as of the immediately preceding Rider Anniversary (or on the next Business Day if the Rider Anniversary is not a Business Day) once we receive your request in Good Order at our Service Center. For the request to be in Good Order, we must receive this form within 30 days after a Rider Anniversary. If we receive your request outside this time period, we reject your request. The reset date is the Rider Anniversary that we process your request.
Initial Target Value Date resets may change the maximum amount you can allocate to your selected Investment Options, but a reset does not automatically change your allocations. You can change your future Purchase Payment allocation instructions at any time without penalty or fee. The changes to these allocation instructions must comply with the current maximum allowable allocations.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix G

TARGET VALUE
The Target Value determines both your rider charge and if you receive a Contract Value increase on each Target Value Date. We only calculate the Target Value while the benefit is in effect.
On each Business Day, the Target Value is equal to the greater of the result of the Rider Anniversary Value multiplied by the Guarantee Percentage or one of the following.
•	If you selected the benefit at issue, total Purchase Payments reduced by the percentage of Contract Value withdrawn, determined at the end of the Business Day we process each withdrawal.
•
If you selected the benefit after issue, the Contract Value on the Rider Effective Date, excluding any Daily Transactions, plus all Purchase Payments received on or after the Rider Effective Date, and reduced by the percentage of Contract Value withdrawn determined at the end of the Business Day we process each withdrawal taken on or after the Rider Effective Date.

•
If you reset the initial Target Value Date, the Contract Value on the reset date, excluding any Daily Transactions, plus all Purchase Payments received on or after the reset date, and reduced by the percentage of Contract Value withdrawn determined at the end of the Business Day we process each withdrawal taken on or after the reset date.

Withdrawals include any withdrawal charges, but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.
If the Rider Effective Date is the Issue Date, the Rider Anniversary Value is initially equal to the Purchase Payment received on the Issue Date. If the Rider Effective Date occurs after the Issue Date, the Rider Anniversary Value is initially equal to the Contract Value on the Rider Effective Date, excluding any Daily Transactions.
At the end of each Business Day, we adjust the Rider Anniversary Value as follows.
•	We increase it by the amount of any additional Purchase Payments.
•
We reduce it by the percentage of any Contract Value withdrawn. Withdrawals include any withdrawal charges, but do not include amounts we withdraw for the transfer fee, contract maintenance charge, or rider charge.

On each Rider Anniversary (or on the next Business Day if the Rider Anniversary is not on a Business Day) the Rider Anniversary Value is equal to the greater of its current value, or the Contract Value excluding any Daily Transactions.
NOTE: For Contracts with the Bonus Option, unvested bonus amounts are not included in the Target Value or the Contract Value.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING
Under Investment Protector, we restrict your Investment Option selection as discussed in this section. By selecting this benefit, you agreed to allow us to rebalance your Contract Value quarterly, as described here. We put these restrictions in place to support Investment Protector's guarantees. The maximum amount of Contract Value allowed in the Equity Investment Option group decreases as the number of years until your initial Target Value Date declines, and if negative Investment Option performance reduces the Contract Value in comparison to the Target Value. To the extent these restrictions limit your investment flexibility, they may limit the upside potential to your Investment Option returns, which may limit your Contract Value and Target Value.
We establish your Contract's Investment Option allocation and transfer restrictions on the Rider Effective Date and we cannot change them. We may add, remove or substitute Investment Options from the groups discussed in this section. We secure all necessary SEC and other governmental approvals before removing or substituting an Investment Option. We may also move Investment Options from the Equity group to the Fixed Income group, but we cannot move Investment Options the other way. We send you written notice regarding additions, removals or substitutions. When an Investment Option in one of these groups is removed or substituted, we send you written notice 30 days before the removal or substitution date.
Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix G

These are the Investment Option groups.
TABLE 1: Investment Option Groups
Equity Group
AZL Balanced Index Strategy Fund
AZL DFA Multi-Strategy Fund
AZL Fidelity Institutional Asset Management Multi-Strategy Fund
AZL Gateway Fund
AZL International Index Fund
AZL Mid Cap Index Fund
AZL Moderate Index Strategy Fund
AZL MSCI Global Equity Index Fund
AZL MVP Balanced Index Strategy Fund
AZL MVP Fusion Dynamic Balanced Fund
AZL MVP Fusion Dynamic Conservative Fund
AZL MVP Fusion Dynamic Moderate Fund
AZL MVP Growth Index Strategy Fund

AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund
AZL S&P 500 Index Fund
AZL T. Rowe Price Capital Appreciation Fund
BlackRock Global Allocation V.I. Fund*
Fidelity VIP FundsManager 50% Portfolio*
Fidelity VIP FundsManager 60% Portfolio*
Franklin Income VIP Fund*
Franklin Mutual Shares VIP Fund*
PIMCO VIT All Asset Portfolio*
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio*
PIMCO VIT StocksPLUS® Global Portfolio
Templeton Growth VIP Fund*

Fixed Income Group
AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management Total Bond Fund
AZL Government Money Market Fund
AZL MetWest Total Return Bond Fund
Franklin U.S. Government Securities VIP Fund*
JP Morgan Insurance Trust Core Bond Portfolio
MFS VIT Total Return Bond Portfolio

PIMCO VIT Global Core Bond (Hedged) Portfolio
PIMCO VIT High Yield Portfolio*
PIMCO VIT Long-Term U.S. Government Portfolio
PIMCO VIT Real Return Portfolio*
PIMCO VIT Total Return Portfolio
PIMCO VIT Uncontstrained Bond Portfolio*
Templeton Global Bond VIP Fund*

*
Effective October 16, 2017, these Investment Options were closed and they are treated differently in Contracts that include one of the optional living benefits. For more information on these differences, see the Investment Options table on page 4 of this prospectus.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix G

On the Rider Effective Date and subsequent Quarterly Anniversaries, Table 2 determines the maximum Contract Value you can allocate to Investment Options in the Equity group based on the number of Rider Years* until the initial Target Value Date and the comparison of Contract Value (CV) to Target Value (TV). We then subtract the Table 2 value from 100% to determine the minimum Contract Value required in the Fixed Income group. For example, on the Rider Effective Date if your initial Target Value Date is the 12th Rider Anniversary, you can allocate up to 70% of your Contract Value to Investment Options in the Equity group and you must have at least 30% in the Fixed Income group.
TABLE 2 : Maximum Contract Value Allowed in the Equity Group
Number of Rider Years* to the Initial Target Value Date	CV = 94%+ of TV	CV = 88% to < 94% of TV	CV = 82% to < 88% of TV	CV = 76% to < 82% of TV	CV = 70% to < 76% of TV	CV = 64% to < 70% of TV	CV = 58% to < 64% of TV	CV = 52% to < 58% of TV	CV = 46% to < 52% of TV	CV = 40% to < 46% of TV	CV = 34% to < 40% of TV	CV = 28% to < 34% of TV	CV = 22% to < 28% of TV	CV = 16% to < 22% of TV	CV = 10% to < 16% of TV	CV = 4% to < 10% of TV	CV < 4% of TV
33+	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%
32	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%
31	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%
30	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%
29	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%
28	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%
27	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%
26	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%
25	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%
24	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%
23	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%
22	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%
21	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%
20	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%
19	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%
18	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%
17	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%
16	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%
15	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%
14	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%
13	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%
12	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%
11	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%
10	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%
9	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%
8	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%
7	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
6	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
5	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
4	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
3	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
2	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
1	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
Initial Target Value Date and beyond	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
*
We round the number of years until the initial Target Value Date up to the next whole number. For example, when you are seven Rider Years and four months away from your initial Target Value Date, in this table you are eight Rider Years from the initial Target Value Date.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix G

You can only make Investment Option transfers if they comply with these restrictions. Transfers do not change your future Purchase Payment allocation instructions or how we rebalance your Contract Value each quarter. To change this quarterly rebalancing, you must change your future allocation instructions. Any requested change to these instructions must comply with the restrictions stated here or we reject your change.
We automatically rebalance your Contract Value on each Quarterly Anniversary (or the next Business Day if the Quarterly Anniversary is not a Business Day) until this benefit ends. There are no fees for the quarterly rebalancing transfers we make, and we do not count them against the free transfers we allow. This rebalancing applies to your selected Investment Options in both the Equity and Fixed Income groups. If you are participating in the DCA program, quarterly rebalancing transfers do not apply to the Contract Value you apply to the AZL Government Money Market Fund under that program.
If your future allocation instructions allocate 10% or less to the Investment Options in the Equity group, we rebalance according to your future allocation instructions. Otherwise, we determine your required Investment Option allocations on each Quarterly Anniversary (or the next Business Day if the Quarterly Anniversary is not a Business Day) as follows.
1.
We determine the new maximum allowed allocation for the Equity group. It is the lesser of the maximum allowed allocation from the prior Quarterly Anniversary, or as set out in Table 2 (which appears earlier in this section).

2.
If your current future allocation instructions comply with this new maximum allowed allocation for the Equity group, there is no change to your future allocation instructions and we rebalance your Contract Value according to these instructions.

3.
If your current future allocation instructions are greater than the new maximum allowed allocation for the Equity group we decrease the required allocation for the Equity group to this new lower amount. We then subtract this new percentage from 100% to determine the new required minimum allocation for the Fixed Income group. Lastly we rebalance your Investment Options' Contract Value using the formula: a x (b / c) where:

a =	The new required group allocation on the current Quarterly Anniversary.
b =	The required allocation for each Investment Option at the end of the prior Business Day.
c =	The required group allocation at the end of the prior Business Day.
We round your required allocation to the nearest whole percentage. The current required Investment Option allocations then become your future Purchase Payment allocation instructions. These allocation instructions remain in place until the earlier of the next Quarterly Anniversary, or the Business Day we process any new future Purchase Payment allocation instructions.
NOTE:

•	For Contracts with the Bonus Option, we rebalance the Bonus Value using the same percentages we use to rebalance your Contract Value.
•	In any twelve-month period, we cannot reduce the maximum allowed Contract Value allocation in the Equity group by more than 15%.
•	Unless the maximum allowed allocation for the Equity group changes, the minimum required allocation for the Fixed Income group does not change.
•
We may move all of your Contract Value out of one or more of your selected Investment Options. However, we send you a transaction confirmation each time we move Contract Value between Investment Options.

•	Unless you reset the initial Target Value Date, the maximum allowed in the Equity group never increases.
•
The maximum allowed allocation to the Equity group reduces with negative Investment Option performance and as the time until the initial Target Value Date decreases. If you allocate less than the maximum allowed to the Equity group, you may be subject to fewer Investment Option reallocations resulting from negative Investment Option performance.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix G

WHEN INVESTMENT PROTECTOR ENDS
Investment Protector ends upon the earliest of the following.
•	The Business Day we process your request to remove this benefit from your Contract (the rider termination date).
•
The date of death of any Owner (or Annuitant, if the Contract is owned by a non-individual), unless the surviving spouse (or civil union partner for riders issued in New Jersey) elects to continue the Contract. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse (or civil union partner for riders issued in New Jersey) elects to receive payout of the death benefit, then this benefit ends at the end of the Business Day we receive a Valid Claim.

•	The Business Day before the Annuity Date.
•	The Business Day we process your request for a full withdrawal.
• The Business Day the Contract ends.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix G

APPENDIX H – PREVIOUS VERSIONS OF INCOME PROTECTOR

The benefit version identifier (for example, (07.12)) is located in your rider.
Benefit Version	Current rider charge	Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages used to calculate annual maximum Lifetime Plus Payments
Income Protector (03.18, 04.18) available from March 6, 2018 through April 30, 2018	1.40% for single and joint Lifetime Plus Payments	7%, which is 1.75% applied quarterly	30	Covered Person's age for single Lifetime Plus Payments 60 – 64 4.00% 65 – 79 4.50% 80+ 5.50%	Younger Covered Person's age for joint Lifetime Plus Payments 60 – 64 3.50% 65 – 79 4.00% 80+ 5.00%
Income Protector (03.17, 04.17, 05.17, 06.17, 07.17, 08.17, 09.17, 10.17, 11.17, 12.17, 01.18, 02.18) available from March 7, 2017 through March 5, 2018	1.40% for single and joint Lifetime Plus Payments	6%, which is 1.50% applied quarterly	30	Covered Person's age for single Lifetime Plus Payments 60 – 64 4.00% 65 – 79 4.50% 80+ 5.50%	Younger Covered Person's age for joint Lifetime Plus Payments 60 – 64 3.50% 65 – 79 4.00% 80+ 5.00%
Income Protector (01.17, 02.17) available from January 3, 2017 through March 6, 2017	1.40% for single and joint Lifetime Plus Payments	5%, which is 1.25% applied quarterly	30	Covered Person's age for single Lifetime Plus Payments 60 – 64 4.00% 65 – 79 4.50% 80+ 5.50%	Younger Covered Person's age for joint Lifetime Plus Payments 60 – 64 3.50% 65 – 79 4.00% 80+ 5.00%
Income Protector (12.16) available from December 6, 2016 through January 2, 2017	1.40% for single and joint Lifetime Plus Payments	4%, which is 1.00% applied quarterly	30	Covered Person's age for single Lifetime Plus Payments 60 – 64 4.00% 65 – 79 4.50% 80+ 5.50%	Younger Covered Person's age for joint Lifetime Plus Payments 60 – 64 3.50% 65 – 79 4.00% 80+ 5.00%
Income Protector (09.16, 10.16, 11.16) available from September 6, 2016 through December 5, 2016	1.40% for single and joint Lifetime Plus Payments	4%, which is 1.00% applied quarterly	30	Covered Person's age for single Lifetime Plus Payments 60 – 64 3.75% 65 – 79 4.25% 80+ 5.25%	Younger Covered Person's age for joint Lifetime Plus Payments 60 – 64 3.25% 65 – 79 3.75% 80+ 4.75%
Income Protector (07.16, 08.16) available from July 5, 2016 through September 5, 2016	1.40% for single and joint Lifetime Plus Payments	4%, which is 1.00% applied quarterly	30	Covered Person's age for single Lifetime Plus Payments 60 – 64 4.0% 65 – 79 4.5% 80+ 5.5%	Younger Covered Person's age for joint Lifetime Plus Payments 60 – 64 3.5% 65 – 79 4.0% 80+ 5.0%
Income Protector (05.16, 06.16) available from May 3, 2016 through July 4, 2016	1.40% for single and joint Lifetime Plus Payments	5%, which is 1.25% applied quarterly	30	Covered Person's age for single Lifetime Plus Payments 60 – 64 4.0% 65 – 79 4.5% 80+ 5.5%	Younger Covered Person's age for joint Lifetime Plus Payments 60 – 64 3.5% 65 – 79 4.0% 80+ 5.0%
Income Protector (04.15, 04.16) available from April 27, 2015 through May 2, 2016	1.40% for single and joint Lifetime Plus Payments	6%, which is 1.5% applied quarterly	30	Covered Person's age for single Lifetime Plus Payments 60 – 64 4.0% 65 – 79 4.5% 80+ 5.5%	Younger Covered Person's age for joint Lifetime Plus Payments 60 – 64 3.5% 65 – 79 4.0% 80+ 5.0%
Income Protector (10.12) available from April 29, 2013 through April 24, 2015	1.20% for single and joint Lifetime Plus Payments	6%, which is 1.5% applied quarterly	30	Covered Person's age for single Lifetime Plus Payments 60 – 64 4.0% 65 – 79 4.5% 80+ 5.5%	Younger Covered Person's age for joint Lifetime Plus Payments 60 – 64 3.5% 65 – 79 4.0% 80+ 5.0%

NOTE:

•	The minimum exercise age that Lifetime Plus Payments can begin is age 60.
•	On the Rider Effective Date we establish your Contract's Annual Increase Percentage, Guarantee Years, and Payment Percentages and we cannot change these values while your benefit is in effect.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix H

The available Investment Options are different than what is stated in section 11.a for versions of Income Protector available on or before October 13, 2017 as follows:
Investment Options available with Income Protector (10.12, 04.15, 04.16, 05.16, 06.16, 07.16, 08.16, 09.16, 10.16, 11.16, 12.16, 01.17, 02.17, 03.17, 04.17, 05.17, 06.17, 07.17, 08.17, 09.17, 10.17)
AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management Total Bond Fund
AZL Government Money Market Fund
AZL MetWest Total Return Bond Fund
AZL MVP Balanced Index Strategy Fund
AZL MVP BlackRock Global Strategy Plus Fund
AZL MVP DFA Multi-Strategy Fund
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund
AZL MVP Fusion Dynamic Balanced Fund
AZL MVP Fusion Dynamic Conservative Fund
AZL MVP Fusion Dynamic Moderate Fund
AZL MVP Growth Index Strategy Fund
AZL MVP Moderate Index Strategy Fund
AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Franklin Income VIP Fund*
Franklin U.S. Government Securities VIP Fund*
JPMorgan Insurance Trust Core Bond Portfolio
MFS VIT Total Return Bond Portfolio
PIMCO VIT All Asset Portfolio*
PIMCO VIT Balanced Allocation Portfolio
PIMCO VIT Global Core Bond (Hedged) Portfolio
PIMCO VIT High Yield Portfolio*
PIMCO VIT Real Return Portfolio*
PIMCO VIT Total Return Portfolio
PIMCO VIT Unconstrained Bond Portfolio*
RCM Dynamic Multi-Asset Plus VIT Portfolio
Templeton Global Bond VIP Fund*

*
Effective October 16, 2017, these Investment Options were closed and they are treated differently in Contracts with Income Protector. For more information on these differences, see the Investment Options table on page 4 of this prospectus.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix H

APPENDIX I – CHARGE LOCK OPTION EXAMPLES

These hypothetical examples show how Income Protector and Income Focus may be affected if you select the Charge Lock Option rider. These examples are intended to help you understand the Charge Lock Option rider and are not intended to display values specific to any Contract.
INCOME PROTECTOR
This hypothetical example assumes you have yet not begun Lifetime Plus Payments, and do not choose to do so on the Charge Lock Date. Your Benefit Base on the Charge Lock Date (which is also your Last Increase Date) is $100,000, and the simple interest on your Annual Increase is 6%. Your current Income Protector rider charge is 1.20%, and we notify you that we intend to increase your rider charge to 1.45%. Assuming your Contract Value is never greater than your Annual Increase, the amount you would pay for the rider charge for one year would be $1,227 based on a 1.20% rider charge and a 6% simple interest increase to the Benefit Base. You are the only Covered Person, your current age is 66, and the current payment percentage for ages 65-79 is 4.5%.
If you accept the rider charge increase, your Annual Increase continues receiving 6% annual simple interest, 1.5% each quarter. Assuming your Contract Value is never greater than your Annual Increase, your Benefit Base on the next rider anniversary will be $106,000 and the available annual maximum Lifetime Plus Payment at that time would be $4,770 (4.5% x $106,000). The amount you pay for the annual rider charge for this next year will increase to $1,483 based on the 6% simple interest increase to your Benefit Base and the increase to the rider charge.
If instead you select the Charge Lock Option rider, we subtract 1% from the current payment percentage, so the new payment percentage for ages 65-79 will be 3.5%. Your Annual Increase will not receive simple interest after the Charge Lock Date. If you were to exercise Income Protector your annual maximum Lifetime Plus Payment will be $3,500 (3.5% x $100,000). This is a loss in payment of $1,270, and these Lifetime Plus Payments can never increase. Finally, the amount you pay for the annual rider charge will be $1,200 (1.20% x $100,000) and your rider charge percentage will never change.
In this example, if you select the Charge Lock Option rider instead of accepting the rider charge increase, your rider charge does not increase ($283 savings). However, your Lifetime Plus Payment decreases by $1,270.
INCOME FOCUS
This hypothetical example assumes you are the sole Covered Person, and you have already begun taking Income Focus Payments. On the Last Performance Increase Date you have one Income Value of $100,000 and its Income Value Percentage after application of the Performance Increase is 5.75%, so your annual maximum Income Focus Payment is $5,750 (5.75% x $100,000). Your current Income Focus rider charge is 1.30%, and we notify you that we intend to increase your rider charge to 1.55%. The amount you are currently paying for the annual rider charge before the increase is $1,300 (1.30% x $100,000).
If you accept the rider charge increase, your Income Value Percentage continues to be eligible for future Performance Increases and, assuming you take no Excess Withdrawals, you continue to be eligible to receive an annual maximum Income Focus Payment of at least $5,750 (5.75% x $100,000) for the rest of your life. The amount you pay for the annual rider charge will increase to $1,550 (1.55% x $100,000).
If instead you select the Charge Lock Option rider, we reduce your Income Value Percentage to 4.75%, which reduces your annual maximum Income Focus to $4,750 (4.75% x $100,000). This is a loss in payment of $1,000, and these Income Focus Payments can never increase. The amount you pay for the annual rider charge remains $1,300 and your rider charge percentage will never change.
In this example, if you select the Charge Lock Option rider instead of accepting the rider charge increase, your rider charge does not increase ($250 savings). However, your Income Focus Payment decreases by $1,000.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix I

APPENDIX J – ADDITIONAL EXPENSE EXAMPLES

The expense examples contained in the Fee Tables reflect the most expensive combination of benefits that are available to a current purchaser. However, for Contracts issued before April 27, 2015, in example 1 (if you surrender your Contract) and example 3 (if you do not surrender your Contract), the most expensive combination of benefits in Year 1 are for the Base Contract with Bonus Option, Quarterly Value Death Benefit, and Income Focus with joint payments (8.5% declining withdrawal charge, 2.00% M&E charge and a maximum rider charge of 2.95%). Here are additional example 1 and example 3 figures for these Contracts.
1)	If you surrender your Contract (take a full withdrawal) at the end of each time period.
Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
1.85% (the maximum Investment Option operating expense)	$1,595	$3,061	$4,341	$7,057
0.48% (the minimum Investment Option operating expense)	$1,456	$2,662	$3,709	$5,963
3)	If you do not surrender your Contract.
Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
1.85% (the maximum Investment Option operating expense)	$745	$2,211	$3,641	$7,057
0.48% (the minimum Investment Option operating expense)	$606	$1,812	$3,009	$5,963

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018
Appendix J

FOR SERVICE OR MORE INFORMATION

You can review and copy information about us, the Separate Account, the prospectus and the SAI at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling (202) 551-8090.
The SEC also maintains a website (www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC's website. If you do not have access to the website, you can get copies of information from the website upon payment of a duplication fee by writing to:
Public Reference Section of the Commission
100 F Street, NE
Washington, DC 20549
OUR SERVICE CENTER
If you need customer service (for Contract changes, information on Contract Values, requesting a withdrawal or transfer, changing your allocation instructions, etc.) please contact our Service Center at (800) 624-0197.
To send an application, a check for an additional Purchase Payment, or for general customer service, please mail to the appropriate address as follows:
Send an application or additional Purchase Payment with a check:	Send an application or general customer service without a check:
REGULAR MAIL	REGULAR MAIL
Allianz Life Insurance Company of North America	Allianz Life Insurance Company of North America
NW5989	P.O. Box 561
P.O. Box 1450	Minneapolis, MN 55440-0561
Minneapolis, MN 55485-5989

OVERNIGHT, CERTIFIED, OR REGISTERED MAIL	OVERNIGHT, CERTIFIED, OR REGISTERED MAIL
Allianz Life Insurance Company of North America	Allianz Life Insurance Company of North America
NW5989	5701 Golden Hills Drive
1801 Parkview Drive	Golden Valley, MN 55416-1297
Shoreview, MN 55126

NOTE: Checks sent to the wrong address for applications or additional Purchase Payments are forwarded to the 1801 Parkview Drive address listed above, which may delay processing.

To send information by email, please use this address: variableannuity@send.allianzlife.com. To send information over the web, please upload to your account on our website at: www.allianzlife.com. If you have questions about whether you can submit certain information by email or over the web, please contact our Service Center.

Allianz VisionSM Variable Annuity Prospectus – May 1, 2018

PART B – SAI

STATEMENT OF ADDITIONAL INFORMATION
ALLIANZ VISIONSM VARIABLE ANNUITY
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACT
Issued on or after April 29, 2013 by
ALLIANZ LIFE® VARIABLE ACCOUNT B (the Separate Account) and
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA (Allianz Life, we, us, our)
This Statement of Additional Information (SAI) is incorporated by reference into the prospectus that has been filed as Part A of the Registration Statement. This SAI should be read in conjunction with the prospectus. Definitions of capitalized terms can be found in the glossary of the prospectus. The prospectus is incorporated in this SAI by reference.
The prospectus for the Contract concisely sets forth information that a prospective investor ought to know before investing. For a copy of the Contract's prospectus, call or write us at:
Allianz Life Insurance Company of North America
P. O. Box 561
Minneapolis, MN 55440-0561
 (800) 624-0197

Table of Contents

Allianz Life…………………………………………………………….	2	Income Tax Withholding……………………………..	9
Experts…………………………………………………………………	2	Multiple Contracts…………………………………….	9
Legal Opinions………………………………………………………..	3	Partial 1035 Exchanges………………………………	9
Distributor……………………………………………………………..	3	Assignments, Pledges and Gratuitous Transfers….	10
Administrative Service Fees………………………………………..	3	Death Benefits…………………………………………	10
Federal Tax Status…………………………………………………...	3	Spousal Continuation and the Federal Defense of
Annuity Contracts in General……………………………………	4	Marriage Act (DOMA)………………………….	10
Taxation of Annuities in General………………………………..	4	Federal Estate Taxes…………………………………	10
Qualified Contracts……………………………………………….	4	Generation-Skipping Transfer Tax………………….	10
Purchasing a Qualified Contract………………………………..	6	Foreign Tax Credits…………………………………..	10
Distributions Qualified Contracts………………………………..	6	Possible Tax Law Changes………………………….	11
Distributions Non-Qualified Contracts………………………….	7	Annuity Payments………………………………………..	11
Required Distributions……………………………………………	8	Annuity Payment Options……………………………	11
Diversification……………………………………………………..	8	Financial Statements…………………………………….	12
Owner Control…………………………………………………….	8	Appendix A – Death of the Owner and/or Annuitant…	12
Contracts Owned by Non-Individuals…………………………..	8	Appendix B – Historic Rate Sheet Supplements	15
Annuity Purchases by Nonresident Aliens and Foreign		Appendix C – Condensed Financial Information	42
Corporations…………………………………………………...	9

Dated: May 1, 2018
VIS(ALIP)SAI-0518
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
1

ALLIANZ LIFE

Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. We are a subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a subsidiary of Allianz SE, a provider of integrated financial services. Allianz SE is headquartered in Munich, Germany, and has sales outlets throughout the world. We offer fixed and variable annuities and individual life insurance.
Allianz Life does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life in effect acts as self custodian for the non-certificated shares we own through the Separate Account.

EXPERTS

The financial statements of Allianz Life Variable Account B as of and for the year or period ended December 31, 2017 (including the statements of changes in net assets for each of the years or periods in the two year period then ended and the financial highlights for each of the periods presented) and the consolidated financial statements and supplemental schedules of Allianz Life Insurance Company of North America as of December 31, 2017 and 2016 and for each of the years in the three-year period ended December 31, 2017, are included in Part C of the Registration Statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, also included in Part C, and upon the authority of said firm as experts in accounting and auditing. The principal business address of KPMG LLP is 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN.
AUDITOR UPDATE
European regulations that go into effect in 2021 require Allianz SE, Allianz Life's indirect parent, to change auditors. Allianz Life has conducted a 'request for proposal' process with three major accounting firms for the annual independent audit of Allianz Life and its subsidiaries and registered separate accounts.
On May 23, 2017, Allianz Life's Board of Directors approved a decision to change independent auditors. On the same day, the Board appointed PricewaterhouseCoopers LLP ("PwC") as Allianz Life's new independent registered public accounting firm to audit Allianz Life's consolidated financial statements for the fiscal year 2018.
After the issuance of the audited report for the period ended December 31, 2017, the Allianz Life Board of Directors dismissed KPMG ("KPMG") as our independent registered public accounting firm. The reports of KPMG on Allianz Life's consolidated financial statements for the two most recent fiscal years , did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
For the two most recent fiscal years or any subsequent interim period, and through the date of KPMG's report on Allianz Life's consolidated financial statements, there were: (i) no disagreements between Allianz Life and KPMG on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its report, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
Allianz Life provided KPMG with a copy of this disclosure before its filing with the SEC and requested that KPMG provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of this letter is filed as Exhibit 99 to Allianz Life's registration statement numbers 333-217303, 333-213125, 333-215103, and 333-222817 on Form S-1.
For the two most recent fiscal years, and any subsequent interim period prior to engaging PwC's engagement, we did not consult with PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Allianz Life's consolidated financial statements, and PwC did not provide either a written report or oral advice to Allianz Life that was an important factor considered by Allianz Life in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
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LEGAL OPINIONS

Stewart D. Gregg, Senior Securities Counsel of Allianz Life, has provided legal advice on certain matters in connection with the issuance of the Contracts.

DISTRIBUTOR

Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America, acts as the distributor.
The offering of Contracts under the prospectus associated with this SAI is continuous. We pay commissions for Contract sales. ALFS passes through most of the commissions it receives to the selling firms. ALFS received commissions for contracts issued under Allianz Life Variable Account B in the following amounts during the last three calendar years:
Calendar Year	Aggregate Amount of Commissions Paid to ALFS	Aggregate Amount of Commissions Retained by ALFS After Payments to Selling Firms
2015	$224,176,680.19	$0
2016	$213,776,142.08	$0
2017	$230,415,545.81	$0
ALFS sells contracts issued by Allianz Life primarily through "wholesaling," in which ALFS sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, ALFS has agreements with approximately 737 retail broker/dealers to sell its contracts. As described in the prospectus, ALFS may pay marketing support payments to certain third-party firms for marketing our contracts. Currently, ALFS makes marketing support payments to approximately 51 broker-dealer firms. These payments vary in amount. In 2017, the five firms receiving the largest payments, ranging from $686,018.36 to $6,338,239.59, are listed below.
Firm Name
LPL Financial
Wells Fargo Advisors – Wealth (ISG)
Wells Fargo Advisors (PCG)
HD Vest Investments
Royal Alliance

ADMINISTRATIVE SERVICE FEES

Allianz Life contracts with Tata Consultancy Services (Tata) to perform certain administrative services as described in prospectus section 13, Other Information – Administration/Allianz Service Center. Allianz Life paid Tata the following amounts for these services during the last three calendar years:
Calendar Year	Total Paid to Tata
2015	$1,762,204
2016	$1,739,447
2017	$1,622,010

FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.
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ANNUITY CONTRACTS IN GENERAL
Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized the importance of saving for retirement and provided special rules in the Internal Revenue Code (Code) for annuities.
These rules generally provide that you will not be taxed on any earnings on the money held in your annuity until you take the money out. This is called tax deferral. There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).
If you do not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract.
TAXATION OF ANNUITIES IN GENERAL
Section 72 of the Internal Revenue Code of 1986, as amended (the Code) governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of withdrawals or as Annuity Payments. For a full withdrawal (total redemption), a partial withdrawal, or a death benefit, the recipient is taxed on the portion of the payment that exceeds your investment in the Contract (often referred to as cost basis). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there is generally no cost basis. The taxable portion of the withdrawal or annuity payment is taxed at ordinary income tax rates. For Non-Qualified Contracts, the taxable portion of a partial withdrawal is the portion of the payment considered to be gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any withdrawal charges, and the Contract's cost basis). For a full withdrawal, the amount received that exceeds the Contract's cost basis is taxable. Withdrawals, whether partial or full, and annuity payments may also be subject to an additional federal tax equal to 10% of the taxable amount.
For Annuity Payments from Non-Qualified Contracts, the portion of each payment included in income is determined by an exclusion ratio. We determine the exclusion ratio for Annuity Payments by dividing the investment in the Contract (adjusted for any period certain or refund guarantee) by the expected return anticipated to be paid as Annuity Payments (which is determined by Treasury Regulations). We determine the amount of each Annuity Payment that is excluded from income by multiplying the Annuity Payment by the exclusion ratio. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the amounts excluded from income equal the investment in the Contract) are fully taxable. The taxable portion of an Annuity Payment is taxed at ordinary income tax rates. Generally, Annuity Payments from Qualified Contracts are fully taxable. Annuity Payments that are qualified distributions from Roth IRAs are income tax free. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.
We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us, and its operations form a part of Allianz Life.
QUALIFIED CONTRACTS
If you purchase the Contract as a Traditional IRA, Roth IRA or to fund a qualified retirement plan, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules under the Code. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.
A Qualified Contract does not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.
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Types of Qualified Contracts
We may issue the following types of Qualified Contracts.
•
Traditional Individual Retirement Annuity. Section 408 of the Code permits eligible individuals to maintain Individual Retirement Annuities (IRAs). IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner's income. You cannot make contributions once the Owner reaches age 70½. Contributions may be tax deductible based on the Owner's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified retirement plans that are "rolled over" on a tax-deferred basis into an IRA. Purchasers of a Contract for use with IRAs have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase.

•
Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner's income. Contributions are also limited or prohibited if the Owner's income is above certain limits. Contributions must be made in cash or as a rollover or transfer from another Roth IRA.

Conversions to a Roth IRA from a Traditional IRA or other eligible qualified retirement plan are permitted regardless of an individual's income. A conversion to a Roth IRA results in a taxable event, but not a 10% additional federal tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).
Distributions from a Roth IRA generally are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59½, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).
Distribution before satisfying the five year period or triggering event requirement may subject the distribution to ordinary income tax and the 10% additional federal tax for early withdrawal. Please be aware that each Roth IRA conversion has its own five year holding period requirement.
•
Inherited IRA. The Code permits beneficiaries of investments that were issued under certain tax-qualified pension or retirement plans to directly transfer the death benefit from that investment into a variable annuity contract (Inherited IRA Contract). Inherited IRA Contracts must satisfy the required minimum distribution rules that apply to a beneficiary. Inherited IRA transfers of death benefits held at other financial institutions are not currently available to be made under this Contract. However, that may change in the future.

•
Simplified Employee Pension (SEP) IRA. Employers may establish Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.

Qualified Retirement Plans: Pension and Profit-Sharing Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees are not included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. However, the Code places limitations and restrictions on all plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. Participant loans are not allowed under the Contracts purchased in connection with these plans.
If the Contract is an investment for assets of a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting is the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan is responsible for any reporting required for the rollover transactions.
Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment. We may choose not to allow pension or profit-sharing plans to purchase this Contract.
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PURCHASING A QUALIFIED CONTRACT
The Contract is designed to be used under various types of qualified plans. Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Contract varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
The tax rules regarding qualified plans are very complex and have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice before purchasing a Contract issued under a qualified plan.
On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by us in connection with qualified plans may utilize annuity tables that do not differentiate on the basis of sex.
Generally, Contracts issued pursuant to qualified plans are not transferable except upon withdrawal or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to withdrawals from Qualified Contracts.
Many withdrawals from Qualified Contracts can be rolled over to an IRA or another qualified retirement plan. If you receive a withdrawal from a Qualified Contract that could be rolled over and you do not elect to make a direct rollover of that amount to an IRA or qualified plan, by law 20% of the taxable amount must be withheld for taxes. In situations where this mandatory tax withholding does not apply, other tax amounts may be withheld unless you elect out of the withholding. You may request more detailed information about income tax withholding at the time of a withdrawal. For more information, see prospectus section 7, Taxes – Distributions – Qualified Contracts.
An IRA to IRA indirect rollover can occur only once in any twelve month period from all of the IRAs you currently own.
DISTRIBUTIONS – QUALIFIED CONTRACTS
Distributions from Qualified Contracts are subject to ordinary income tax. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.
Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to an additional federal tax. The amount of the additional federal tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the additional federal tax. There is an exception to this 10% additional federal tax for:
1)	distributions made on or after the date you (or the Annuitant as applicable) reach age 59½;
2)	distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);
3)	distributions paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
4)	distributions made to you after separation from service after reaching age 55 (does not apply to IRAs);
5)	distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;
6)	distributions made on account of an IRS levy upon the Qualified Contract;
7)
distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);

8)	distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;
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9)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);
10)	distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA); and
11)
distributions made to a reservist called to active duty after September 11, 2001, for a period in excess of 179 days (or for an indefinite period), from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period.

With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59½ or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. You should obtain competent tax advice before you take any partial withdrawals from your Contract. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.
Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner's lifetime. For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 70½. Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 70½ or retire. Generally, required minimum distributions must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the required minimum distributions are not made, a 50% additional federal tax is imposed as to the amount not distributed. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed.
DISTRIBUTIONS – NON-QUALIFIED CONTRACTS
You, as an individual Owner, generally will not be taxed on increases in the value of the Contract until an actual or deemed distribution occurs – either as a withdrawal or as Annuity Payments.
Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received will generally be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Lifetime Plus Payments and Income Focus Payments are treated as partial withdrawals. While the Benefit Base is greater than the Contract Value, if you begin receiving Lifetime Plus Payments or Income Focus Payments, it is possible that the IRS could assert that the amount you receive will be taxable as ordinary income up to an amount equal to the excess of the Benefit Base immediately before the withdrawal over your investment in the Contract at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds your investment in the Contract.
If you annuitize the Contract, different rules apply. Periodic installments (for example, Annuity Payments) scheduled to be received at regular intervals (for example, monthly) after you annuitize the Contract should be treated as annuity payments (and not withdrawals) for tax purposes. A portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and will not be taxed. The remaining portion of the payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Once we have paid your total Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.
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Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to an additional federal tax. The amount of the additional federal tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the additional federal tax. There is an exception to this 10% additional federal tax for amounts:
1)	paid on or after you reach age 59½;
2)	paid after you die;
3)	paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);
4)	paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
5)	paid as annuity payments under an immediate annuity; or
6)	that come from Purchase Payments made before August 14, 1982.
With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.
REQUIRED DISTRIBUTIONS
Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non‑Qualified Contract must contain certain provisions regarding distributions when an Owner dies. Specifically, Section 72(s) requires that: (a) if an Annuitant dies on or after you annuitize the Contract, but before distribution of the entire Contract's interest, the entire Contract's interest must be distributed at least as rapidly as under the distribution method being used as of the Annuitant's date of death; and (b) if any Owner (or the Annuitant if the Owner is a non-individual) dies before you annuitize the Contract, the Contract's entire interest must be distributed within five years after the Owner's date of death. These requirements are satisfied as to any part of an Owner's interest that is payable to, or for the benefit of, a designated Beneficiary and distributed over the designated Beneficiary's life, or over a period not extending beyond that Beneficiary's life expectancy, provided that distributions begin within one year of the Owner's death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the deceased Owner's surviving spouse, the surviving spouse can continue the Contract as the new Owner.
Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements.
Other rules may apply to Qualified Contracts.
DIVERSIFICATION
Code Section 817(h) and accompanying Treasury Department Regulations imposes diversification standards on the assets underlying variable annuity contracts. The Code provides that a variable annuity contract cannot be treated as an annuity contract for any period during which its investments are not adequately diversified as required by the United States Treasury Department. If the Contract no longer qualifies as an annuity contract, you would be subject to federal income tax each year with respect to Contract earnings accrued. We intend that all Contract Investment Options be managed by the investment advisers so that they comply with these diversification standards.
OWNER CONTROL
The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which an Owner's control of the Separate Account's investments may cause the Owner to be treated as the owner of the Separate Account's assets, which would cause the Contract to lose its favorable tax treatment. In certain circumstances, variable annuity contract owners have been considered for federal income tax purposes to be the owners of the separate account's assets, due to their ability to exercise investment control over those assets. In this case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area and some of our Contracts' features, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among the Investment Options have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets.
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CONTRACTS OWNED BY NON-INDIVIDUALS
When a Non-Qualified Contract is owned by a non-individual (other than a trust holding the Contract as an agent for an individual), the Contract is not generally treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year.
ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
The preceding discussion provides general information regarding federal income tax consequences to Owners that are U.S. citizens or residents. Owners that are not U.S. citizens or residents are generally subject to 30% federal withholding tax on distributions, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owners' country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase. We currently do not issue Contracts to nonresident aliens or foreign entities (such as corporations and trusts).
INCOME TAX WITHHOLDING
Any part of a distribution that is included in the Owner's gross income is subject to federal income tax withholding. Generally, we withhold amounts from periodic payments at the same rate as wages, and we withhold 10% from non-periodic payments. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.
Certain distributions from retirement plans qualified under Code Section 401, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% federal income tax withholding. The 20% withholding requirement generally does not apply to:
•
a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or

•	required minimum distributions; or
•	any part of a distribution not included in gross income (for example, returns of after-tax contributions); or
•	hardship withdrawals.
Participants should consult a tax adviser regarding withholding requirements.
MULTIPLE CONTRACTS
Code Section 72(e)(12) provides that multiple Non-Qualified deferred annuity contracts issued within the same calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining a distribution's tax consequences. This treatment may result in adverse tax consequences, including more rapid taxation of distributions from combined contracts. For purposes of this rule, contracts received in a Section 1035 exchange are considered issued in the year of the exchange. You should consult a tax adviser before purchasing more than one Non-Qualified Contract in any calendar year period.
PARTIAL 1035 EXCHANGES
Code Section 1035 provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. IRS guidance however, confirmed that the direct transfer of a part of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that this direct transfer can go into an existing annuity contract as well as a new annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 180 days of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before partial exchanging an annuity contract.
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ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS
Any assignment or pledge (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. Qualified Contracts generally cannot be assigned or pledged. For Non-Qualified Contracts, the Contract's cost basis is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than their spouse (or to a former spouse incidental to divorce), the Owner is taxed on the difference between his or her Contract Value and the Contract's cost basis at the time of transfer and for each subsequent year until the assignment is released. In such case, the transferee's investment in the Contract is increased to reflect the increase in the transferor's income.
The transfer or assignment of Contract ownership, the designation of an Annuitant, the selection of certain Annuity Dates, or a Contract exchange may result in other tax consequences that are not discussed here. An Owner should consult a tax adviser before requesting a transfer, assignment, or exchange.
DEATH BENEFITS
Generally, any death benefit is taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments.
SPOUSAL CONTINUATION AND THE FEDERAL DEFENSE OF MARRIAGE ACT (DOMA)
Before June 26, 2013, pursuant to Section 3 of DOMA, same-sex marriages were not recognized for purposes of federal law. On that date, the U.S. Supreme Court held in United States v. Windsor that Section 3 of DOMA is unconstitutional. Valid same-sex marriages are now recognized under federal law for tax purposes.
The IRS has clarified its position regarding when a same-sex marriage will be recognized for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same-sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Depending on the state in which your Contract is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that, if state law does not recognize the civil union or registered domestic partnership as a marriage, we cannot permit the surviving partner/spouse to continue the Contract within the meaning of the federal tax law.
Same-sex civil union couples, domestic partners and spouses should contact their financial professional and a qualified tax adviser regarding their personal tax situation, the implications of any Contract benefits based on a spousal relationship, and their partner's/spouse's rights and benefits under the Contract.
FEDERAL ESTATE TAXES
While no attempt is being made to discuss the Contract's federal estate tax implications, an Owner should keep in mind the annuity contract's value payable to a Beneficiary upon the Owner's death is included in the deceased Owner's gross estate. Depending on the annuity contract, the annuity's value included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary, or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.
GENERATION-SKIPPING TRANSFER TAX
The Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations may require us to deduct this tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
FOREIGN TAX CREDITS
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.
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POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the Contract's tax treatment could change. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.
We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

ANNUITY PAYMENTS

We base Annuity Payments on your Contract Value. We guarantee the dollar amount of Annuity Payments (equal installments) and this amount does not change except as provided under Annuity Option 3. The Contract Value you apply to Annuity Payments is placed in our general account and does not participate in the Investment Options' performance. Annuity Payments are based on an interest rate and mortality table specified in your Contract. These rates are guaranteed and we cannot use lower rates.
Annuity Payments end upon the earliest of the following.
•	Under Annuity Options 1 and 3, the death of the last surviving Annuitant.
•	Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period.
•	Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.
•	When the Contract ends.
ANNUITY PAYMENT OPTIONS
The Annuity Payment Options are briefly described in prospectus section 11 – The Annuity Phase, and we included additional information that you may find helpful here.
Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant's death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant. If the Annuitant dies before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant's death.
Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% of the previous amount, as selected by the Owner. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant's death. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant's death.
Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant's death. After the Annuitant's death, the Payee may receive a lump sum refund. The refund is equal to the amount applied to this Annuity Option minus the total of all Annuity Payments made under this option.

Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
11

FINANCIAL STATEMENTS

The audited consolidated financial statements of Allianz Life as of and for the year ended December 31, 2017 are included in Part C of the Registration Statement and are incorporated herein by reference. The financial statements should be considered only as bearing upon the ability of Allianz Life to meet its obligations under the Contracts. The audited financial statements of the Separate Account as of and for the year or periods ended December 31, 2017 are also included in Part C of the Registration Statement and are incorporated herein by reference.

APPENDIX A – DEATH OF THE OWNER AND/OR ANNUITANT

The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.
UPON THE DEATH OF A SOLE OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
• We pay a death benefit to the Beneficiary unless the Beneficiary is the surviving spouse and continues the Contract.  If you selected Investment Protector, this benefit ends unless the Contract is continued by a surviving spouse. If you selected Income Protector or Income Focus, this benefit and any lifetime payments end unless the Contract is continued by a surviving spouse who is also both a Beneficiary and Covered Person. For a description of the death benefit and payout options, see prospectus section 10, Death Benefit - Death Benefit Payment Options During the Accumulation Phase.
• If the deceased Owner was a Determining Life and the Traditional Death Benefit or Quarterly Value Death Benefit is in effect, the death benefit is the greater of the Contract Value or the guaranteed death benefit value. The guaranteed death benefit value is total Purchase Payments adjusted for withdrawals under the Traditional Death Benefit, or the Quarterly Anniversary Value under the Quarterly Value Death Benefit.
• If the deceased Owner was not a Determining Life the Traditional Death Benefit or Quarterly Value Death Benefit end and the Beneficiary(s) receive the Contract Value.
• If a surviving spouse Beneficiary continues the Contract, as of the end of the Business Day we receive their Valid Claim:
– if the Traditional Death Benefit or Quarterly Value Death Benefit is in effect and the deceased was a Determining Life, we increase the Contract Value to equal the guaranteed death benefit value if greater and the death benefit ends,
– the surviving spouse becomes the new Owner,
– the Accumulation Phase continues, and
– upon the surviving spouse's death, his or her Beneficiary(s) receives the Contract Value.

• The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option, the Beneficiary also becomes the new Owner.
• If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
• If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
– Annuity Option 1 or 3, payments end.
– Annuity Option 2 or 4, payments end when the guaranteed period expires.
– Annuity Option 5,  payments end and the Payee may receive a lump sum refund.
• If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix A
12

UPON THE DEATH OF A JOINT OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
• The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent Beneficiaries.
• We pay a death benefit to the surviving Joint Owner unless he or she is the surviving spouse and continues the Contract. If you selected Investment Protector, this benefit ends unless the Contract is continued by the surviving Joint Owner who is also a surviving spouse. If you selected Income Protector or Income Focus, this benefit and any lifetime payments end unless the Contract is continued by the surviving Joint Owner who is also both the surviving spouse and a Covered Person. This means lifetime payments may end even if a Covered Person is still alive. For a description of the death benefit and payout options, see prospectus section 10, Death Benefit - Death Benefit Payment Options During the Accumulation Phase.
• If the deceased Joint Owner was a Determining Life and the Traditional Death Benefit or Quarterly Value Death Benefit is in effect, the death benefit is the greater of the Contract Value or the guaranteed death benefit value. The guaranteed death benefit value is total Purchase Payments adjusted for withdrawals under the Traditional Death Benefit, or the Quarterly Anniversary Value under the Quarterly Value Death Benefit.
• If the deceased Joint Owner was not a Determining Life the Traditional Death Benefit or Quarterly Value Death Benefit end and the Beneficiary(s) receive the Contract Value.
• If a surviving Joint Owner who is also a surviving spouse continues the Contract, as of the end of the Business Day we receive their Valid Claim:
– if the Traditional Death Benefit or Quarterly Value Death Benefit is in effect and the deceased was a Determining Life, we increase the Contract Value to equal the guaranteed death benefit value if greater and the death benefit ends,
– the surviving Joint Owner/spouse becomes the new Owner,
– the Accumulation Phase continues, and
– upon the surviving Joint Owner/spouse's death, his or her Beneficiary(s) receives the Contract Value.

• If we are still required to make Annuity Payments under the selected Annuity Option, the surviving Joint Owner becomes the sole Owner.
• If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
• If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
– Annuity Option 1  or 3, payments end.
– Annuity Option 2 or 4, payments end when the guaranteed period expires.
– Annuity Option 5,  payments end and the Payee may receive a lump sum refund.
• If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix A
13

UPON THE DEATH OF AN ANNUITANT AND THERE IS NO SURVIVING JOINT ANNUITANT
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
• If the deceased Annuitant was not an Owner, and the Contract is owned only by an individual(s), we do not pay a death benefit. The Owner can name a new Annuitant subject to our approval.
• If the deceased Annuitant was a sole Owner, we pay a death benefit as discussed in the "Upon the Death of a Sole Owner" table. If the Contract is continued by a suviving spouse, the new spouse Owner can name a new Annuitant subject to our approval.
• If the deceased Annuitant was a Joint Owner , we pay a death benefit as discussed in the "Upon the Death of a Joint Owner" table. If the Contract is continued by a suviving Joint Owner who is also a surviving spouse, the surviving Joint Owner can name a new Annuitant subject to our approval.
• If the Contract is owned by a non-individual, we treat the death of the Annuitant as the death of a sole Owner, and we pay a death benefit as discussed in the "Upon the Death of a Sole Owner" table. NOTE: For non-individually owned Contracts, spousal continuation is only available if the Contract is Qualified, owned by a qualified plan or a custodian, and the suviving spouse is named as the sole contingent Beneficiary.

• If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
– Annuity Option 1  or 3, payments end.
– Annuity Option 2 or 4, payments end when the guaranteed period expires.
– Annuity Option 5, payments end and the Payee may receive a lump sum refund.
• If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner, the Beneficiary becomes the new sole Owner.
• If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.

UPON THE DEATH OF THE ANNUITANT DURING THE ANNUITY PHASE AND THERE IS A SURVIVING JOINT ANNUITANT
• Only Annuity Options 3 and 4 allow joint Annuitants. Under Annuity Options 3 and 4, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant and, for Annuity Option 4, during any remaining guaranteed period of time.

• No death benefit is payable.
•   If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner, the Beneficiary becomes the new Owner.
•   If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.

Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix A
14

APPENDIX B – HISTORIC RATE SHEET SUPPLEMENTS

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated April 3, 2018
to the
Prospectus dated May 1, 2017 for contracts issued on or after April 29, 2013 and the
Prospectus dated May 1, 2017 for contracts issued on or prior to April 26, 2013
This Income Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from April 3, 2018 to April 30, 2018.
Rider rates may be different than those listed below for applications signed on or after May 1, 2018, or if you are adding Income Protector to a previously issued inforce Contract. The rates and minimum age requirements reflected in this supplement shall remain in effect and will not be superseded until after April 30, 2018. We will publish the rates and minimum age requirements for subsequent periods on our website and on EDGAR at www.sec.gov under File Numbers 333-182987, 333-171427 and 333-139701. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
7%, which is 1.75% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments		Younger Covered Person's age for joint Lifetime Plus Payments
		60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: To receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above and received in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60 calendar days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date increased compared to the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates decreased, you will receive the rider with the increased rates and current rider charge that are available on your Issue Date. However, if any of these rates decreased or if the rider charge increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for Income Protector and we cannot change these rates while Income Protector is in effect.

VSN-0418
 (VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
15

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated March 6, 2018
to the
Prospectus dated May 1, 2017 for contracts issued on or after April 29, 2013 and the
Prospectus dated May 1, 2017 for contracts issued on or prior to April 26, 2013
This Income Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from March 6, 2018 to April 2, 2018.
Rider rates may be different than those listed below for applications signed on or after April 3, 2018, or if you are adding Income Protector to a previously issued inforce Contract. The rates and minimum age requirements reflected in this supplement shall remain in effect and will not be superseded until after April 2, 2018. We will publish the rates and minimum age requirements for subsequent periods on our website and on EDGAR at www.sec.gov under File Numbers 333-182987, 333-171427 and 333-139701. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
7%, which is 1.75% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments		Younger Covered Person's age for joint Lifetime Plus Payments
		60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: To receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above and received in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60 calendar days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date increased compared to the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates decreased, you will receive the rider with the increased rates and current rider charge that are available on your Issue Date. However, if any of these rates decreased or if the rider charge increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for Income Protector and we cannot change these rates while Income Protector is in effect.

VSN-0318
 (VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
16

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated February 6, 2018
to the
Prospectus dated May 1, 2017 for contracts issued on or after April 29, 2013 and the
Prospectus dated May 1, 2017 for contracts issued on or prior to April 26, 2013
This Income Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from February 6, 2018 to March 5, 2018.
Rider rates may be different than those listed below for applications signed on or after March 6, 2018, or if you are adding Income Protector to a previously issued inforce Contract. The rates and minimum age requirements reflected in this supplement shall remain in effect and will not be superseded until after March 5, 2018. We will publish the rates and minimum age requirements for subsequent periods on our website and on EDGAR at www.sec.gov under File Numbers 333-182987, 333-171427 and 333-139701. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
6%, which is 1.50% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments		Younger Covered Person's age for joint Lifetime Plus Payments
		60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.
NOTE:

•
FOR NEWLY ISSUED CONTRACTS: To receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above and received in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60 calendar days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date increased compared to the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates decreased, you will receive the rider with the increased rates and current rider charge that are available on your Issue Date. However, if any of these rates decreased or if the rider charge increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for Income Protector and we cannot change these rates while Income Protector is in effect.

VSN-0218
 (VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
17

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated January 3, 2018
to the
Prospectus dated May 1, 2017 for contracts issued on or after April 29, 2013 and the
Prospectus dated May 1, 2017 for contracts issued on or prior to April 26, 2013
This Income Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from January 3, 2018 to February 5, 2018.
Rider rates may be different than those listed below for applications signed on or after February 6, 2018, or if you are adding Income Protector to a previously issued inforce Contract. The rates and minimum age requirements reflected in this supplement shall remain in effect and will not be superseded until after February 5, 2018. We will publish the rates and minimum age requirements for subsequent periods on our website and on EDGAR at www.sec.gov under File Numbers 333-182987, 333-171427 and 333-139701. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
6%, which is 1.50% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments		Younger Covered Person's age for joint Lifetime Plus Payments
		60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.
NOTE:

•
FOR NEWLY ISSUED CONTRACTS: To receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above and received in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60 calendar days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date increased compared to the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates decreased, you will receive the rider with the increased rates and current rider charge that are available on your Issue Date. However, if any of these rates decreased or if the rider charge increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for Income Protector and we cannot change these rates while Income Protector is in effect.

VSN-0118
 (VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
18

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated December 5, 2017
to the
Prospectus dated May 1, 2017 for contracts issued on or after April 29, 2013 and the
Prospectus dated May 1, 2017 for contracts issued on or prior to April 26, 2013
This Income Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from December 5, 2017 to January 2, 2018.
Rider rates may be different than those listed below for applications signed on or after January 3, 2018, or if you are adding Income Protector to a previously issued inforce Contract. The rates and minimum age requirements reflected in this supplement shall remain in effect and will not be superseded until after January 2, 2018. We will publish the rates and minimum age requirements for subsequent periods on our website and on EDGAR at www.sec.gov under File Numbers 333-182987, 333-171427 and 333-139701. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
6%, which is 1.50% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments		Younger Covered Person's age for joint Lifetime Plus Payments
		60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.
NOTE:

•
FOR NEWLY ISSUED CONTRACTS: To receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above and received in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60 calendar days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date increased compared to the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates decreased, you will receive the rider with the increased rates and current rider charge that are available on your Issue Date. However, if any of these rates decreased or if the rider charge increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for Income Protector and we cannot change these rates while Income Protector is in effect.

VSN-1217
 (VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
19

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated November 7, 2017
to the
Prospectus dated May 1, 2017 for contracts issued on or after April 29, 2013 and the
Prospectus dated May 1, 2017 for contracts issued on or prior to April 26, 2013
This Income Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from November 7, 2017 to December 4, 2017.
Rider rates may be different than those listed below for applications signed on or after December 5, 2017, or if you are adding Income Protector to a previously issued inforce Contract. The rates and minimum age requirements reflected in this supplement shall remain in effect and will not be superseded until after December 4, 2017. We will publish the rates and minimum age requirements for subsequent periods on our website and on EDGAR at www.sec.gov under File Numbers 333-182987, 333-171427 and 333-139701. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
6%, which is 1.50% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments		Younger Covered Person's age for joint Lifetime Plus Payments
		60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: To receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above and received in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60 calendar days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date increased compared to the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates decreased, you will receive the rider with the increased rates and current rider charge that are available on your Issue Date. However, if any of these rates decreased or if the rider charge increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for Income Protector and we cannot change these rates while Income Protector is in effect.

VSN-1117
 (VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
20

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated October 3, 2017
to the
Prospectus dated May 1, 2017 for contracts issued on or after April 29, 2013 and the
Prospectus dated May 1, 2017 for contracts issued on or prior to April 26, 2013
This Income Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from October 3, 2017 to November 6, 2017.
Rider rates may be different than those listed below for applications signed on or after November 7, 2017, or if you are adding Income Protector to a previously issued inforce Contract. The rates and minimum age requirements reflected in this supplement shall remain in effect and will not be superseded until after November 6, 2017. We will publish the rates and minimum age requirements for subsequent periods on our website and on EDGAR at www.sec.gov under File Numbers 333-182987, 333-171427 and 333-139701. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
6%, which is 1.50% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments		Younger Covered Person's age for joint Lifetime Plus Payments
		60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: To receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above and received in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60 calendar days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date increased compared to the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates decreased, you will receive the rider with the increased rates and current rider charge that are available on your Issue Date. However, if any of these rates decreased or if the rider charge increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for Income Protector and we cannot change these rates while Income Protector is in effect.

VSN-1017
 (VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
21

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated September 6, 2017
to the
Prospectus dated May 1, 2017 for contracts issued on or after April 29, 2013 and the
Prospectus dated May 1, 2017 for contracts issued on or prior to April 26, 2013
This Income Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from September 6, 2017 to October 2, 2017.
Rider rates may be different than those listed below for applications signed on or after October 3, 2017, or if you are adding Income Protector to a previously issued inforce Contract. The rates and minimum age requirements reflected in this supplement shall remain in effect and will not be superseded until after October 2, 2017. We will publish the rates and minimum age requirements for subsequent periods on our website and on EDGAR at www.sec.gov under File Numbers 333-182987, 333-171427 and 333-139701. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
6%, which is 1.50% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments		Younger Covered Person's age for joint Lifetime Plus Payments
		60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: To receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above and received in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60 calendar days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date increased compared to the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates decreased, you will receive the rider with the increased rates and current rider charge that are available on your Issue Date. However, if any of these rates decreased or if the rider charge increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for Income Protector and we cannot change these rates while Income Protector is in effect.

VSN-0917
 (VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
22

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated August 1, 2017
to the
Prospectus dated May 1, 2017 for contracts issued on or after April 29, 2013 and the
Prospectus dated May 1, 2017 for contracts issued on or prior to April 26, 2013
This Income Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from August 1, 2017 to September 5, 2017.
Rider rates may be different than those listed below for applications signed on or after September 6, 2017, or if you are adding Income Protector to a previously issued inforce Contract. The rates and minimum age requirements reflected in this supplement shall remain in effect and will not be superseded until after September 5, 2017. We will publish the rates and minimum age requirements for subsequent periods on our website and on EDGAR at www.sec.gov under File Numbers 333-182987, 333-171427 and 333-139701. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
6%, which is 1.50% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments		Younger Covered Person's age for joint Lifetime Plus Payments
		60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: To receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above and received in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60 calendar days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date increased compared to the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates decreased, you will receive the rider with the increased rates and current rider charge that are available on your Issue Date. However, if any of these rates decreased or if the rider charge increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for Income Protector and we cannot change these rates while Income Protector is in effect.

VSN-0817
 (VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
23

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated July 5, 2017
to the
Prospectus dated May 1, 2017 for contracts issued on or after April 29, 2013 and the
Prospectus dated May 1, 2017 for contracts issued on or prior to April 26, 2013
This Income Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from July 5, 2017 to July 31, 2017.
Rider rates may be different than those listed below for applications signed on or after August 1, 2017, or if you are adding Income Protector to a previously issued inforce Contract. The rates and minimum age requirements reflected in this supplement shall remain in effect and will not be superseded until after July 31, 2017. We will publish the rates and minimum age requirements for subsequent periods on our website and on EDGAR at www.sec.gov under File Numbers 333-182987, 333-171427 and 333-139701. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
6%, which is 1.50% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments		Younger Covered Person's age for joint Lifetime Plus Payments
		60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: To receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above and received in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60 calendar days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date increased compared to the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates decreased, you will receive the rider with the increased rates and current rider charge that are available on your Issue Date. However, if any of these rates decreased or if the rider charge increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for Income Protector and we cannot change these rates while Income Protector is in effect.

VSN-0717
 (VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
24

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated June 6, 2017
to the
Prospectus dated May 1, 2017 for contracts issued on or after April 29, 2013 and the
Prospectus dated May 1, 2017 for contracts issued on or prior to April 26, 2013
This Income Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from June 6, 2017 to July 4, 2017.
Rider rates may be different than those listed below for applications signed on or after July 5, 2017, or if you are adding Income Protector to a previously issued inforce Contract. The rates and minimum age requirements reflected in this supplement shall remain in effect and will not be superseded until after July 4, 2017. We will publish the rates and minimum age requirements for subsequent periods on our website and on EDGAR at www.sec.gov under File Numbers 333-182987, 333-171427 and 333-139701. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
6%, which is 1.50% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments		Younger Covered Person's age for joint Lifetime Plus Payments
		60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: To receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above and received in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60 calendar days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date increased compared to the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates decreased, you will receive the rider with the increased rates and current rider charge that are available on your Issue Date. However, if any of these rates decreased or if the rider charge increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for Income Protector and we cannot change these rates while Income Protector is in effect.

VSN-0617
 (VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
25

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated May 1, 2017
to the
Prospectus dated May 1, 2017 for contracts issued on or after April 29, 2013 and the
Prospectus dated May 1, 2017 for contracts issued on or prior to April 26, 2013
This Income Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from May 1, 2017 to June 5, 2017.
Rider rates may be different than those listed below for applications signed on or after June 6, 2017, or if you are adding Income Protector to a previously issued inforce Contract. The rates and minimum age requirements reflected in this supplement shall remain in effect and will not be superseded until after June 5, 2017. We will publish the rates and minimum age requirements for subsequent periods on our website and on EDGAR at www.sec.gov under File Numbers 333-182987, 333-171427 and 333-139701. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
6%, which is 1.50% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments		Younger Covered Person's age for joint Lifetime Plus Payments
		60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: To receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above and received in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60 calendar days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date increased compared to the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates decreased, you will receive the rider with the increased rates and current rider charge that are available on your Issue Date. However, if any of these rates decreased or if the rider charge increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for Income Protector and we cannot change these rates while Income Protector is in effect.

VSN-0517
 (VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
26

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated April 4, 2017
to the
Prospectus dated October 17, 2016 for contracts issued on or after April 29, 2013 and the
Prospectus dated October 17, 2016 for contracts issued on or prior to April 26, 2013
This Income Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from April 4, 2017 to April 30, 2017.
Rider rates may be different than those listed below for applications signed on or after May 1, 2017, or if you are adding Income Protector to a previously issued inforce Contract. The rates and minimum age requirements reflected in this supplement shall remain in effect and will not be superseded until after April 30, 2017. We will publish the rates and minimum age requirements for subsequent periods on our website and on EDGAR at www.sec.gov under File Numbers 333-182987, 333-171427 and 333-139701. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
6%, which is 1.50% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments		Younger Covered Person's age for joint Lifetime Plus Payments
		60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: In order for you to receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above, we must receive the application in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60-days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date increased compared to the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates decreased, you will receive the rider with the increased rates and current rider charge that are available on your Issue Date. However, if any of these rates decreased or if the rider charge increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for Income Protector and we cannot change these rates while Income Protector is in effect.

VSN-0417
 (VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
27

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated March 7, 2017
to the
Prospectus dated October 17, 2016 for contracts issued on or after April 29, 2013 and the
Prospectus dated October 17, 2016 for contracts issued on or prior to April 26, 2013
This Income Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from March 7, 2017 to April 3, 2017.
Rider rates may be different than those listed below for applications signed on or after April 4, 2017, or if you are adding Income Protector to a previously issued inforce Contract. The rates and minimum age requirements reflected in this supplement shall remain in effect and will not be superseded until after April 3, 2017. We will publish the rates and minimum age requirements for subsequent periods on our website and on EDGAR at www.sec.gov under File Numbers 333-182987, 333-171427 and 333-139701. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
6%, which is 1.50% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments		Younger Covered Person's age for joint Lifetime Plus Payments
		60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.
NOTE:

•
FOR NEWLY ISSUED CONTRACTS: In order for you to receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above, we must receive the application in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60-days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date increased compared to the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates decreased, you will receive the rider with the increased rates and current rider charge that are available on your Issue Date. However, if any of these rates decreased or if the rider charge increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for Income Protector and we cannot change these rates while Income Protector is in effect.

VSN-0317
 (VSN-400, VSN-159
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
28

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated February 7, 2017
to the
Prospectus dated October 17, 2016 for contracts issued on or after April 29, 2013 and the
Prospectus dated October 17, 2016 for contracts issued on or prior to April 26, 2013
This Income Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from February 7, 2017 to March 6, 2017.
Rider rates may be different than those listed below for applications signed on or after March 7, 2017, or if you are adding Income Protector to a previously issued inforce Contract. The rates and minimum age requirements reflected in this supplement shall remain in effect and will not be superseded until after March 6, 2017. We will publish the rates and minimum age requirements for subsequent periods on our website and on EDGAR at www.sec.gov under File Numbers 333-182987, 333-171427 and 333-139701. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
5%, which is 1.25% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments		Younger Covered Person's age for joint Lifetime Plus Payments
		60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: In order for you to receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above, we must receive the application in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60-days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date increased compared to the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates decreased, you will receive the rider with the increased rates and current rider charge that are available on your Issue Date. However, if any of these rates decreased or if the rider charge increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for Income Protector and we cannot change these rates while Income Protector is in effect.

VSN-0217
 (VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
29

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated January 3, 2017
to the
Prospectus dated October 17, 2016 for contracts issued on or after April 29, 2013 and the
Prospectus dated October 17, 2016 for contracts issued on or prior to April 26, 2013
This Income Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from January 3, 2017 to February 6, 2017.
Rider rates may be different than those listed below for applications signed on or after February 7, 2017, or if you are adding Income Protector to a previously issued inforce Contract. The rates and minimum age requirements reflected in this supplement shall remain in effect and will not be superseded until after February 6, 2017. We will publish the rates and minimum age requirements for subsequent periods on our website and on EDGAR at www.sec.gov under File Numbers 333-182987, 333-171427 and 333-139701. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
5%, which is 1.25% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments		Younger Covered Person's age for joint Lifetime Plus Payments
		60 – 64 65 – 79 80+	4.00% 4.50% 5.50%	60 – 64 65 – 79 80+	3.50% 4.00% 5.00%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: In order for you to receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above, we must receive the application in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60-days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date increased compared to the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates decreased, you will receive the rider with the increased rates and current rider charge that are available on your Issue Date. However, if any of these rates decreased or if the rider charge increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for Income Protector and we cannot change these rates while Income Protector is in effect.

VSN-0117
 (VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
30

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated December 6, 2016
to the
Prospectus dated October 17, 2016 for contracts issued on or after April 29, 2013 and the
Prospectus dated October 17, 2016 for contracts issued on or prior to April 26, 2013
This Income Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from December 6, 2016 to January 2, 2017.
Rider rates may be different than those listed below for applications signed on or after January 3, 2017, or if you are adding Income Protector to a previously issued inforce Contract. The rates and minimum age requirements reflected in this supplement shall remain in effect and will not be superseded until after January 2, 2017. We will publish the rates and minimum age requirements for subsequent periods on our website and on EDGAR at www.sec.gov under File Numbers 333-182987, 333-171427 and 333-139701. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
4%, which is 1.00% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments 60 – 64 4.00% 65 – 79 4.50% 80+ 5.50%	Younger Covered Person's age for joint Lifetime Plus Payments 60 – 64 3.50% 65 – 79 4.00% 80+ 5.00%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: In order for you to receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above, we must receive the application in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60-days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date increased compared to the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates decreased, you will receive the rider with the increased rates and current rider charge that are available on your Issue Date. However, if any of these rates decreased or if the rider charge increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for Income Protector and we cannot change these rates while Income Protector is in effect.

VSN-1216
 (VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
31

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated November 1, 2016
to the
Prospectus dated October 17, 2016 for contracts issued on or after April 29, 2013 and the
Prospectus dated October 17, 2016 for contracts issued on or prior to April 26, 2013
This Income Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from November 1, 2016 to December 5, 2016.
Rider rates may be different than those listed below for applications signed on or after December 6, 2016, or if you are adding Income Protector to a previously issued inforce Contract. The rates and minimum age requirements reflected in this supplement shall remain in effect and will not be superseded until after December 5, 2016. We will publish the rates and minimum age requirements for subsequent periods on our website and on EDGAR at www.sec.gov under File Numbers 333-182987, 333-171427 and 333-139701. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
4%, which is 1.00% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments 60 – 64 3.75% 65 – 79 4.25% 80+ 5.25%	Younger Covered Person's age for joint Lifetime Plus Payments 60 – 64 3.25% 65 – 79 3.75% 80+ 4.75%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: In order for you to receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above, we must receive the application in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60-days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date increased compared to the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates decreased, you will receive the rider with the increased rates and current rider charge that are available on your Issue Date. However, if any of these rates decreased or if the rider charge increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for Income Protector and we cannot change these rates while Income Protector is in effect.

VSN-1116
 (VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
32

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated October 17, 2016
to the
Prospectus dated October 17, 2016 for contracts issued on or after April 29, 2013 and the
Prospectus dated October 17, 2016 for contracts issued on or prior to April 26, 2013
This Income Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from October 17, 2016 to October 31, 2016.
Rider rates may be different than those listed below for applications signed on or after November 1, 2016, or if you are adding Income Protector to a previously issued inforce Contract. The rates and minimum age requirements reflected in this supplement shall remain in effect and will not be superseded until after October 31, 2016. We will publish the rates and minimum age requirements for subsequent periods on our website and on EDGAR at www.sec.gov under File Numbers 333-182987, 333-171427 and 333-139701. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
4%, which is 1.00% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments 60 – 64 3.75% 65 – 79 4.25% 80+ 5.25%	Younger Covered Person's age for joint Lifetime Plus Payments 60 – 64 3.25% 65 – 79 3.75% 80+ 4.75%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: In order for you to receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above, we must receive the application in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60-days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date increased compared to the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates decreased, you will receive the rider with the increased rates and current rider charge that are available on your Issue Date. However, if any of these rates decreased or if the rider charge increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for Income Protector and we cannot change these rates while Income Protector is in effect.

VSN-1016(v2)
 (VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
33

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated October 4, 2016
to the
Prospectus dated April 25, 2016 for contracts issued on or after April 29, 2013 and the
Prospectus dated April 25, 2016 for contracts issued on or prior to April 26, 2013
This Income Protector and Investment Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector and Investment Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from October 4, 2016 to October 16, 2016.
Rider rates may be different than those listed below for applications signed on or after October 17, 2016, or if you are adding Income Protector or Investment Protector to a previously issued inforce Contract. The rates and minimum age requirements reflected in this supplement shall remain in effect and will not be superseded until after October 16, 2016. We will publish the rates and minimum age requirements for subsequent periods on our website and on EDGAR at www.sec.gov under File Numbers 333-182987, 333-171427 and 333-139701. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
4%, which is 1.00% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments 60 – 64 3.75% 65 – 79 4.25% 80+ 5.25%	Younger Covered Person's age for joint Lifetime Plus Payments 60 – 64 3.25% 65 – 79 3.75% 80+ 4.75%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

Investment Protector Rider Rates
Earliest Anniversary used to determine the initial Target Value Date	Subsequent Future Anniversary used to determine subsequent Target Value Dates	Guarantee Percentage used to calculate the Target Value
Tenth Rider Anniversary	Fifth Rider Anniversary	80%

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: In order for you to receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above, we must receive the application in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60-days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date are better than the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates are worse, you will receive the rider with the better rates and current rider charge that are available on your Issue Date. For Income Protector, we consider a rate to be better if it has increased. For Investment Protector, we consider the following changes to be better:  if the rates for the Earliest Anniversary or Subsequent Future Anniversary decreased, or if the rate for the Guarantee Percentage increased. However, if any of these rates are worse or if the rider charge has increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector or Investment Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for your selected benefit and we cannot change these rates while your benefit is in effect.

VSN-1016(v1)
(VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
34

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated September 6, 2016
to the
Prospectus dated April 25, 2016 for contracts issued on or after April 29, 2013 and the
Prospectus dated April 25, 2016 for contracts issued on or prior to April 26, 2013
This Income Protector and Investment Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus, please call us at (800) 624-0197.
This Supplement provides the current Income Protector and Investment Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from September 6, 2016 to October 3, 2016.
Rider rates may be different than those listed below for applications signed on or after October 4, 2016, or if you are adding Income Protector or Investment Protector to a previously issued inforce Contract. We are under no obligation to notify you that this Supplement is no longer in effect. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
4%, which is 1.00% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments 60 – 64 3.75% 65 – 79 4.25% 80+ 5.25%	Younger Covered Person's age for joint Lifetime Plus Payments 60 – 64 3.25% 65 – 79 3.75% 80+ 4.75%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

Investment Protector Rider Rates
Earliest Anniversary used to determine the initial Target Value Date	Subsequent Future Anniversary used to determine subsequent Target Value Dates	Guarantee Percentage used to calculate the Target Value
Tenth Rider Anniversary	Fifth Rider Anniversary	80%

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: In order for you to receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above, we must receive the application in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60-days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date are better than the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates are worse, you will receive the rider with the better rates and current rider charge that are available on your Issue Date. For Income Protector, we consider a rate to be better if it has increased. For Investment Protector, we consider the following changes to be better:  if the rates for the Earliest Anniversary or Subsequent Future Anniversary decreased, or if the rate for the Guarantee Percentage increased. However, if any of these rates are worse or if the rider charge has increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector or Investment Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for your selected benefit and we cannot change these rates while your benefit is in effect.

VSN-0916
(VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
35

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated August 2, 2016
to the
Prospectus dated April 25, 2016 for contracts issued on or after April 29, 2013 and the
Prospectus dated April 25, 2016 for contracts issued on or prior to April 26, 2013
This Income Protector and Investment Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus, please call us at (800) 624-0197.
This Supplement provides the current Income Protector and Investment Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from August 2, 2016 to September 5, 2016.
Rider rates may be different than those listed below for applications signed on or after September 6, 2016, or if you are adding Income Protector or Investment Protector to a previously issued inforce Contract. We are under no obligation to notify you that this Supplement is no longer in effect. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
4%, which is 1.00% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments 60 – 64 4.0% 65 – 79 4.5% 80+ 5.5%	Younger Covered Person's age for joint Lifetime Plus Payments 60 – 64 3.5% 65 – 79 4.0% 80+ 5.0%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

Investment Protector Rider Rates
Earliest Anniversary used to determine the initial Target Value Date	Subsequent Future Anniversary used to determine subsequent Target Value Dates	Guarantee Percentage used to calculate the Target Value
Tenth Rider Anniversary	Fifth Rider Anniversary	80%

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: In order for you to receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above, we must receive the application in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60-days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date are better than the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates are worse, you will receive the rider with the better rates and current rider charge that are available on your Issue Date. For Income Protector, we consider a rate to be better if it has increased. For Investment Protector, we consider the following changes to be better:  if the rates for the Earliest Anniversary or Subsequent Future Anniversary decreased, or if the rate for the Guarantee Percentage increased. However, if any of these rates are worse or if the rider charge has increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector or Investment Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for your selected benefit and we cannot change these rates while your benefit is in effect.

VSN-0816
(VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
36

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated July 5, 2016
to the
Prospectus dated April 25, 2016 for contracts issued on or after April 29, 2013 and the
Prospectus dated April 25, 2016 for contracts issued on or prior to April 26, 2013
This Income Protector and Investment Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus, please call us at (800) 624-0197.
This Supplement provides the current Income Protector and Investment Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from July 5, 2016 to August 1, 2016.
Rider rates may be different than those listed below for applications signed on or after August 2, 2016, or if you are adding Income Protector or Investment Protector to a previously issued inforce Contract. We are under no obligation to notify you that this Supplement is no longer in effect. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
4%, which is 1.00% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments 60 – 64 4.0% 65 – 79 4.5% 80+ 5.5%	Younger Covered Person's age for joint Lifetime Plus Payments 60 – 64 3.5% 65 – 79 4.0% 80+ 5.0%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

Investment Protector Rider Rates
Earliest Anniversary used to determine the initial Target Value Date	Subsequent Future Anniversary used to determine subsequent Target Value Dates	Guarantee Percentage used to calculate the Target Value
Tenth Rider Anniversary	Fifth Rider Anniversary	80%

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: In order for you to receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above, we must receive the application in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60-days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date are better than the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates are worse, you will receive the rider with the better rates and current rider charge that are available on your Issue Date. For Income Protector, we consider a rate to be better if it has increased. For Investment Protector, we consider the following changes to be better:  if the rates for the Earliest Anniversary or Subsequent Future Anniversary decreased, or if the rate for the Guarantee Percentage increased. However, if any of these rates are worse or if the rider charge has increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector or Investment Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for your selected benefit and we cannot change these rates while your benefit is in effect.

VSN-0716
(VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
37

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated June 7, 2016
to the
Prospectus dated April 25, 2016 for contracts issued on or after April 29, 2013 and the
Prospectus dated April 25, 2016 for contracts issued on or prior to April 26, 2013
This Income Protector and Investment Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus, please call us at (800) 624-0197.
This Supplement provides the current Income Protector and Investment Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from June 7, 2016 to July 4, 2016.
Rider rates may be different than those listed below for applications signed on or after July 5, 2016, or if you are adding Income Protector or Investment Protector to a previously issued inforce Contract. We are under no obligation to notify you that this Supplement is no longer in effect. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
5%, which is 1.25% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments 60 – 64 4.0% 65 – 79 4.5% 80+ 5.5%	Younger Covered Person's age for joint Lifetime Plus Payments 60 – 64 3.5% 65 – 79 4.0% 80+ 5.0%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

Investment Protector Rider Rates
Earliest Anniversary used to determine the initial Target Value Date	Subsequent Future Anniversary used to determine subsequent Target Value Dates	Guarantee Percentage used to calculate the Target Value
Tenth Rider Anniversary	Fifth Rider Anniversary	80%

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: In order for you to receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above, we must receive the application in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60-days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date are better than the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates are worse, you will receive the rider with the better rates and current rider charge that are available on your Issue Date. For Income Protector, we consider a rate to be better if it has increased. For Investment Protector, we consider the following changes to be better:  if the rates for the Earliest Anniversary or Subsequent Future Anniversary decreased, or if the rate for the Guarantee Percentage increased. However, if any of these rates are worse or if the rider charge has increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector or Investment Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for your selected benefit and we cannot change these rates while your benefit is in effect.

VSN-0616
(VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
38

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated May 3, 2016
to the
Prospectus dated April 25, 2016 for contracts issued on or after April 29, 2013 and the
Prospectus dated April 25, 2016 for contracts issued on or prior to April 26, 2013
This Income Protector and Investment Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus, please call us at (800) 624-0197.
This Supplement provides the current Income Protector and Investment Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from May 3, 2016 to June 6, 2016.
Rider rates may be different than those listed below for applications signed on or after June 7, 2016, or if you are adding Income Protector or Investment Protector to a previously issued inforce Contract. We are under no obligation to notify you that this Supplement is no longer in effect. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
5%, which is 1.25% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments 60 – 64 4.0% 65 – 79 4.5% 80+ 5.5%	Younger Covered Person's age for joint Lifetime Plus Payments 60 – 64 3.5% 65 – 79 4.0% 80+ 5.0%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

Investment Protector Rider Rates
Earliest Anniversary used to determine the initial Target Value Date	Subsequent Future Anniversary used to determine subsequent Target Value Dates	Guarantee Percentage used to calculate the Target Value
Tenth Rider Anniversary	Fifth Rider Anniversary	80%

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: In order for you to receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above, we must receive the application in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60-days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date are better than the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates are worse, you will receive the rider with the better rates and current rider charge that are available on your Issue Date. For Income Protector, we consider a rate to be better if it has increased. For Investment Protector, we consider the following changes to be better:  if the rates for the Earliest Anniversary or Subsequent Future Anniversary decreased, or if the rate for the Guarantee Percentage increased. However, if any of these rates are worse or if the rider charge has increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector or Investment Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for your selected benefit and we cannot change these rates while your benefit is in effect.

VSN-0516
(VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
39

ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated April 25, 2016
to the
Prospectus dated April 25, 2016 for contracts issued on or after April 29, 2013 and the
Prospectus dated April 25, 2016 for contracts issued on or prior to April 26, 2013
This Income Protector and Investment Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus, please call us at (800) 624-0197.
This Supplement provides the current Income Protector and Investment Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from April 25, 2016 to May 2, 2016.
Rider rates may be different than those listed below for applications signed on or after May 3, 2016, or if you are adding Income Protector or Investment Protector to a previously issued inforce Contract. We are under no obligation to notify you that this Supplement is no longer in effect. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
6%, which is 1.5% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments 60 – 64 4.0% 65 – 79 4.5% 80+ 5.5%	Younger Covered Person's age for joint Lifetime Plus Payments 60 – 64 3.5% 65 – 79 4.0% 80+ 5.0%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

Investment Protector Rider Rates
Earliest Anniversary used to determine the initial Target Value Date	Subsequent Future Anniversary used to determine subsequent Target Value Dates	Guarantee Percentage used to calculate the Target Value
Tenth Rider Anniversary	Fifth Rider Anniversary	80%

NOTE:

•
FOR NEWLY ISSUED CONTRACTS: In order for you to receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above, we must receive the application in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

It is important to note that during the 60-days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date are better than the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates are worse, you will receive the rider with the better rates and current rider charge that are available on your Issue Date. For Income Protector, we consider a rate to be better if it has increased. For Investment Protector, we consider the following changes to be better:  if the rates for the Earliest Anniversary or Subsequent Future Anniversary decreased, or if the rate for the Guarantee Percentage increased. However, if any of these rates are worse or if the rider charge has increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector or Investment Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for your selected benefit and we cannot change these rates while your benefit is in effect.

VSN-0416
(VSN-400, VSN-159)
Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
40

Income Protector Rate Sheet Prospectus Supplement dated April 27, 2015 to the
Allianz VisionSM Variable Annuity Prospectus dated April 27, 2015 for contracts issued on or after April 29, 2013
ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This Income Protector Rate Sheet Prospectus Supplement (this Supplement) should be read and retained with the prospectus for the Allianz VisionSM variable annuity. If you would like a copy of the current prospectus, please call us at (800) 624-0197, or visit our website at www.allianzlife.com/visionprospectus. You can access this supplement on the EDGAR database on the SEC's website at www.sec.gov. From the SEC's home page, click on the Filings tab and select Company Filings Search. Click on More Options and in the File Number field enter 333-182987. You can find this supplement by reviewing the items labeled 497 in the Filing column on the left side of the screen.
We are issuing this Supplement to provide the current:
•	Annual Increase Percentage,
•	Guarantee Years, and
• Payment Percentages
that we are currently offering for the Income Protector rider.
The rates below apply to Income Protector riders with a Rider Effective Date that occurs on or after April 27, 2015.
Income Protector Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
6%, which is 1.5% applied quarterly	30	Covered Person's age for single Lifetime Plus Payments 60 – 64 4.0% 65 – 79 4.5% 80+ 5.5%	Younger Covered Person's age for joint Lifetime Plus Payments 60 – 64 3.5% 65 – 79 4.0% 80+ 5.0%
NOTE:
•	The minimum exercise age that Lifetime Plus Payments can begin is age 60.
•	On the Rider Effective Date we establish your Contract's Annual Increase Percentage, Guarantee Years, and Payment Percentages and we cannot change these values while your benefit is in effect.
Investment Protector Rate Sheet Prospectus Supplement dated April 27, 2015 to the
Allianz VisionSM Variable Annuity Prospectus dated April 27, 2015 for contracts issued on or after April 29, 2013
ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This Investment Protector Rate Sheet Prospectus Supplement (this Supplement) should be read and retained with the prospectus for the Allianz VisionSM variable annuity. If you would like a copy of the current prospectus, please call us at (800) 624-0197, or visit our website at www.allianzlife.com/visionprospectus. You can access this supplement on the EDGAR database on the SEC's website at www.sec.gov. From the SEC's home page, click on the Filings tab and select Company Filings Search. Click on More Options and in the File Number field enter 333-182987. You can find this supplement by reviewing the items labeled 497 in the Filing column on the left side of the screen.
We are issuing this Supplement to provide the current:
•	Earliest Anniversary,
•	Future Anniversary, and
•	Guarantee Percentage
that we are currently offering for the Investment Protector rider.
The rates below apply to Investment Protector riders with a Rider Effective Date that occurs on or after April 27, 2015.
Investment Protector Rates
Earliest Anniversary used to determine the initial Target Value Date	Subsequent Future Anniversary used to determine subsequent Target Value Dates	Guarantee Percentage used to calculate the Target Value
Tenth Rider Anniversary	Fifth Rider Anniversary	80%
NOTE:  On the Rider Effective Date we establish your Contract's Earliest Anniversary, Future Anniversary, and Guarantee Percentage, and we cannot change these values while your benefit is in effect.
PRO-002-0415
(VSN-400)

Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix B
41

APPENDIX C – CONDENSED FINANCIAL INFORMATION

The financial statements of Allianz Life Insurance Company of North America and the financial statements of Allianz Life Variable Account B are included in Part C of the Registration Statement.
Accumulation unit value (AUV) information corresponding to the highest and lowest combination of M&E charges for the Contract as of the end of the most recent calendar year are found in the prospectus – Appendix B. A separate rider charge may also apply to your Contract if you select Income Protector, Income Focus or Investment Protector, which is not reflected in the table below. See the Fee Tables for further information regarding the rider charge. AUV information for the additional combinations of charges are found below.
This information should be read in conjunction with the financial statements and related Separate Account notes that are included in Part C of the Registration Statement.
Additional Combinations of Benefit Options	M&E Charge
Base Contract with Quarterly Value Death Benefit	1.70%
Base Contract with Bonus Option	1.70%
(Number of Accumulation Units in thousands)
Investment Option M&E Charge	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL Balanced Index Strategy Fund
1.70%
	12/31/2013	N/A	13.207	43
	12/31/2014	13.207	13.781	84
	12/31/2015	13.781	13.552	94
	12/31/2016	13.552	14.225	84
	12/31/2017	14.225	15.597	90
AZL DFA Five-Year Global Fixed Income Fund
1.70%
	12/31/2017	N/A	9.789	31
AZL DFA Multi-Strategy Fund
1.70%
	12/31/2013	N/A	14.631	100
	12/31/2014	14.631	15.325	151
	12/31/2015	15.325	14.968	148
	12/31/2016	14.968	16.090	126
	12/31/2017	16.090	17.830	121
AZL Enhanced Bond Index Fund
1.70%
	12/31/2014	N/A	11.106	26
	12/31/2015	11.106	10.946	134
	12/31/2016	10.946	11.008	279
	12/31/2017	11.008	11.150	292
AZL Fidelity Institutional Asset Management Multi-Strategy Fund
1.70%
	12/31/2013	N/A	13.972	86
	12/31/2014	13.972	14.032	100
	12/31/2015	14.032	13.044	98
	12/31/2016	13.044	13.662	91
	12/31/2017	13.662	14.927	75
AZL Fidelity Institutional Asset Management Total Bond Fund
1.70%
	12/31/2013	N/A	9.622	115
	12/31/2014	9.622	9.970	212
	12/31/2015	9.970	9.716	313
	12/31/2016	9.716	10.079	380
	12/31/2017	10.079	10.335	404

Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix C
42

Investment Option M&E Charge	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL Gateway Fund
1.70%
	12/31/2013	N/A	11.153	24
	12/31/2014	11.153	11.305	33
	12/31/2015	11.305	11.336	33
	12/31/2016	11.336	11.686	41
	12/31/2017	11.686	12.578	31
AZL Government Money Market Fund
1.70%
	12/31/2013	N/A	10.074	2002
	12/31/2014	10.074	9.906	2558
	12/31/2015	9.906	9.741	3122
	12/31/2016	9.741	9.579	2144
	12/31/2017	9.579	9.424	1679
AZL International Index Fund
1.70%
	12/31/2013	N/A	12.199	82
	12/31/2014	12.199	11.253	125
	12/31/2015	11.253	10.911	146
	12/31/2016	10.911	10.769	412
	12/31/2017	10.769	13.212	362
AZL MetWest Total Return Bond Fund
1.70%
	12/31/2015	N/A	9.861	118
	12/31/2016	9.861	9.920	354
	12/31/2017	9.920	10.060	345
AZL Mid Cap Index Fund
1.70%
	12/31/2013	N/A	15.378	150
	12/31/2014	15.378	16.514	254
	12/31/2015	16.514	15.804	342
	12/31/2016	15.804	18.574	585
	12/31/2017	18.574	21.160	587
AZL Moderate Index Strategy Fund
1.70%
	12/31/2013	N/A	16.336	48
	12/31/2014	16.336	17.428	83
	12/31/2015	17.428	16.714	136
	12/31/2016	16.714	17.899	105
	12/31/2017	17.899	19.941	96
AZL Morgan Stanley Global Real Estate Fund
1.70%
	12/31/2013	N/A	10.783	0
	12/31/2014	10.783	12.062	0
	12/31/2015	12.062	11.702	0
	12/31/2016	11.702	11.867	0
	12/31/2017	11.867	12.804	0
AZL MSCI Emerging Markets Equity Index Fund
1.70%
	12/31/2013	N/A	11.011	0
	12/31/2014	11.011	10.262	0
	12/31/2015	10.262	8.790	0
	12/31/2016	8.790	9.498	0
	12/31/2017	9.498	12.761	0

Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix C
43

Investment Option M&E Charge	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL MSCI Global Equity Index Fund
1.70%
	12/31/2014	N/A	15.514	4
	12/31/2015	15.514	13.338	8
	12/31/2016	13.338	12.993	19
	12/31/2017	12.993	15.610	26
AZL MVP Balanced Index Strategy Fund
1.70%
	12/31/2013	N/A	11.811	680
	12/31/2014	11.811	12.321	1426
	12/31/2015	12.321	12.088	1779
	12/31/2016	12.088	12.671	2045
	12/31/2017	12.671	13.881	1862
AZL MVP BlackRock Global Strategy Plus Fund
1.70%
	12/31/2013	N/A	11.773	3166
	12/31/2014	11.773	11.809	5334
	12/31/2015	11.809	11.439	6201
	12/31/2016	11.439	11.633	6190
	12/31/2017	11.633	12.749	5989
AZL MVP DFA Multi-Strategy Fund
1.70%
	12/31/2015	N/A	9.390	293
	12/31/2016	9.390	10.069	412
	12/31/2017	10.069	11.144	493
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund
1.70%
	12/31/2013	N/A	12.236	1265
	12/31/2014	12.236	12.312	2581
	12/31/2015	12.312	11.354	3195
	12/31/2016	11.354	11.256	3088
	12/31/2017	11.256	12.278	2783
AZL MVP Fusion Dynamic Balanced Fund
1.70%
	12/31/2013	N/A	13.643	887
	12/31/2014	13.643	14.030	1559
	12/31/2015	14.030	13.554	1882
	12/31/2016	13.554	14.117	2005
	12/31/2017	14.117	15.579	1847
AZL MVP Fusion Dynamic Conservative Fund
1.70%
	12/31/2013	N/A	12.721	258
	12/31/2014	12.721	13.109	644
	12/31/2015	13.109	12.790	733
	12/31/2016	12.790	13.246	884
	12/31/2017	13.246	14.237	832
AZL MVP Fusion Dynamic Moderate Fund
1.70%
	12/31/2013	N/A	13.600	2401
	12/31/2014	13.600	13.939	4176
	12/31/2015	13.939	13.416	4475
	12/31/2016	13.416	13.815	4541
	12/31/2017	13.815	15.484	4291

Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix C
44

Investment Option M&E Charge	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL MVP Growth Index Strategy Fund
1.70%
	12/31/2013	N/A	12.971	3569
	12/31/2014	12.971	13.580	6721
	12/31/2015	13.580	13.245	8086
	12/31/2016	13.245	13.909	9051
	12/31/2017	13.909	15.861	9412
AZL MVP Moderate Index Strategy Fund
1.70%
	12/31/2013	N/A	13.046	1853
	12/31/2014	13.046	13.908	3883
	12/31/2015	13.908	13.236	5065
	12/31/2016	13.236	13.722	5202
	12/31/2017	13.722	15.276	4915
AZL MVP T. Rowe Price Capital Appreciation Plus Fund
1.70%
	12/31/2014	N/A	10.938	2325
	12/31/2015	10.938	11.202	5255
	12/31/2016	11.202	11.854	6956
	12/31/2017	11.854	13.313	7278
AZL Russell 1000 Growth Index Fund
1.70%
	12/31/2014	N/A	17.530	19
	12/31/2015	17.530	18.075	73
	12/31/2016	18.075	18.916	445
	12/31/2017	18.916	23.974	505
AZL Russell 1000 Value Index Fund
1.70%
	12/31/2014	N/A	16.693	70
	12/31/2015	16.693	15.687	75
	12/31/2016	15.687	17.917	347
	12/31/2017	17.917	19.912	322
AZL S&P 500 Index Fund
1.70%
	12/31/2013	N/A	12.314	296
	12/31/2014	12.314	13.697	522
	12/31/2015	13.697	13.595	598
	12/31/2016	13.595	14.899	940
	12/31/2017	14.899	17.780	988
AZL Small Cap Stock Index Fund
1.70%
	12/31/2013	N/A	14.858	24
	12/31/2014	14.858	15.374	40
	12/31/2015	15.374	14.740	58
	12/31/2016	14.740	18.220	134
	12/31/2017	18.220	20.200	182
AZL T. Rowe Price Capital Appreciation Fund
1.70%
	12/31/2013	N/A	14.767	88
	12/31/2014	14.767	16.230	194
	12/31/2015	16.230	16.767	315
	12/31/2016	16.767	17.779	351
	12/31/2017	17.779	20.113	377

Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix C
45

Investment Option M&E Charge	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
BlackRock Global Allocation V.I. Fund
1.70%
	12/31/2013	N/A	11.682	371
	12/31/2014	11.682	11.709	461
	12/31/2015	11.709	11.398	465
	12/31/2016	11.398	11.634	383
	12/31/2017	11.634	13.008	323
Davis VA Financial Portfolio
1.70%
	12/31/2013	N/A	16.863	0
	12/31/2014	16.863	18.712	0
	12/31/2015	18.712	18.768	0
	12/31/2016	18.768	21.084	0
	12/31/2017	21.084	25.173	0
Fidelity VIP FundsManager 50% Portfolio
1.70%
	12/31/2013	N/A	12.934	10
	12/31/2014	12.934	13.347	11
	12/31/2015	13.347	13.122	15
	12/31/2016	13.122	13.428	15
	12/31/2017	13.428	15.086	13
Fidelity VIP FundsManager 60% Portfolio
1.70%
	12/31/2013	N/A	12.201	48
	12/31/2014	12.201	12.628	62
	12/31/2015	12.628	12.451	65
	12/31/2016	12.451	12.811	96
	12/31/2017	12.811	14.709	85
Franklin Founding Funds Allocation VIP Fund
1.70%
	12/31/2013	N/A	10.792	0
	12/31/2014	10.792	10.914	0
	12/31/2015	10.914	10.064	0
	12/31/2016	10.064	11.201	0
	12/31/2017	11.201	12.333	0
Franklin Income VIP Fund
1.70%
	12/31/2013	N/A	58.430	276
	12/31/2014	58.430	60.105	600
	12/31/2015	60.105	54.931	772
	12/31/2016	54.931	61.587	860
	12/31/2017	61.587	66.418	808
Franklin Mutual Shares VIP Fund
1.70%
	12/31/2013	N/A	26.957	193
	12/31/2014	26.957	28.394	189
	12/31/2015	28.394	26.541	144
	12/31/2016	26.541	30.288	137
	12/31/2017	30.288	32.269	123
Franklin U.S. Government Securities VIP Fund
1.70%
	12/31/2013	N/A	27.494	51
	12/31/2014	27.494	27.949	95
	12/31/2015	27.949	27.612	147
	12/31/2016	27.612	27.331	185
	12/31/2017	27.331	27.235	173

Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix C
46

Investment Option M&E Charge	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
JPMorgan Insurance Trust Core Bond Portfolio
1.70%
	12/31/2014	N/A	13.167	6
	12/31/2015	13.167	13.059	22
	12/31/2016	13.059	13.077	54
	12/31/2017	13.077	13.283	66
MFS VIT Total Return Bond Portfolio
1.70%
	12/31/2014	N/A	16.988	33
	12/31/2015	16.988	16.607	50
	12/31/2016	16.607	16.985	60
	12/31/2017	16.985	17.400	88
PIMCO VIT All Asset Portfolio
1.70%
	12/31/2013	N/A	15.731	408
	12/31/2014	15.731	15.541	525
	12/31/2015	15.541	13.908	637
	12/31/2016	13.908	15.443	652
	12/31/2017	15.443	17.243	643
PIMCO VIT Balanced Allocation Portfolio
1.70%
	12/31/2013	N/A	9.431	590
	12/31/2014	9.431	9.726	996
	12/31/2015	9.726	9.462	1210
	12/31/2016	9.462	9.578	1203
	12/31/2017	9.578	10.782	1047
PIMCO VIT CommodityRealReturn Strategy Portfolio
1.70%
	12/31/2013	N/A	9.452	0
	12/31/2014	9.452	7.581	0
	12/31/2015	7.581	5.538	0
	12/31/2016	5.538	6.271	6
	12/31/2017	6.271	6.299	0
PIMCO VIT Emerging Markets Bond Portfolio
1.70%
	12/31/2013	N/A	16.064	0
	12/31/2014	16.064	16.033	0
	12/31/2015	16.033	15.412	0
	12/31/2016	15.412	17.171	0
	12/31/2017	17.171	18.551	0
PIMCO VIT Global Bond Portfolio (Unhedged)
1.70%
	12/31/2013	N/A	12.742	0
	12/31/2014	12.742	12.813	0
	12/31/2015	12.813	12.091	0
	12/31/2016	12.091	12.369	0
	12/31/2017	12.369	13.212	0
PIMCO VIT Global Core Bond (Hedged) Portfolio
1.70%
	12/31/2013	N/A	9.737	240
	12/31/2014	9.737	9.432	441
	12/31/2015	9.432	8.807	572
	12/31/2016	8.807	9.248	610
	12/31/2017	9.248	9.483	610

Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix C
47

Investment Option M&E Charge	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio
1.70%
	12/31/2013	N/A	10.260	55
	12/31/2014	10.260	10.563	50
	12/31/2015	10.563	10.372	59
	12/31/2016	10.372	10.610	58
	12/31/2017	10.610	11.902	49
PIMCO VIT High Yield Portfolio
1.70%
	12/31/2013	N/A	19.370	527
	12/31/2014	19.370	19.682	912
	12/31/2015	19.682	19.035	1132
	12/31/2016	19.035	21.046	1584
	12/31/2017	21.046	22.063	1492
PIMCO VIT Long-Term U.S. Government Portfolio
1.70%
	12/31/2017	N/A	26.750	0
PIMCO VIT Real Return Portfolio
1.70%
	12/31/2013	N/A	14.397	298
	12/31/2014	14.397	14.594	464
	12/31/2015	14.594	13.962	546
	12/31/2016	13.962	14.441	591
	12/31/2017	14.441	14.719	588
PIMCO VIT StocksPLUS Global Portfolio
1.70%
	12/31/2013	N/A	12.223	16
	12/31/2014	12.223	12.127	14
	12/31/2015	12.127	10.851	21
	12/31/2016	10.851	11.493	14
	12/31/2017	11.493	13.900	14
PIMCO VIT Total Return Portfolio
1.70%
	12/31/2013	N/A	19.017	498
	12/31/2014	19.017	19.499	894
	12/31/2015	19.499	19.259	1154
	12/31/2016	19.259	19.444	1318
	12/31/2017	19.444	20.060	1523
PIMCO VIT Unconstrained Bond Portfolio
1.70%
	12/31/2013	N/A	10.075	516
	12/31/2014	10.075	10.208	667
	12/31/2015	10.208	9.868	901
	12/31/2016	9.868	10.163	901
	12/31/2017	10.163	10.493	917
RCM Dynamic Multi-Asset Plus VIT Portfolio
1.70%
	12/31/2015	N/A	9.183	77
	12/31/2016	9.183	9.324	129
	12/31/2017	9.324	10.535	191
Templeton Global Bond VIP Fund
1.70%
	12/31/2013	N/A	46.288	295
	12/31/2014	46.288	46.348	443
	12/31/2015	46.348	43.611	563
	12/31/2016	43.611	44.142	526
	12/31/2017	44.142	44.242	536

Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix C
48

Investment Option M&E Charge	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Templeton Growth VIP Fund
1.70%
	12/31/2013	N/A	30.621	70
	12/31/2014	30.621	29.262	77
	12/31/2015	29.262	26.906	84
	12/31/2016	26.906	29.001	78
	12/31/2017	29.001	33.794	65

Allianz VisionSM Variable Annuity Statement of Additional Information – May 1, 2018
Appendix C
49

PART C – OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
a.*	Financial Statements
The following financial statements of the Company are filed herewith.
1.	Report of Independent Registered Public Accounting Firm
2.	Consolidated Balance Sheets – December 31, 2017 and 2016
3.	Consolidated Statements of Operations – Years ended December 31, 2017, 2016, and 2015
4.	Consolidated Statements of Comprehensive Income (Loss) – Years ended December 31, 2017, 2016, and 2015
5.	Consolidated Statements of Stockholder's Equity – Years ended December 31, 2017, 2016, and 2015
6.	Consolidated Statements of Cash Flows – Years ended December 31, 2017, 2016, and 2015
7.	Notes to Consolidated Financial Statements – December 31, 2017 and 2016
8.	Supplemental Schedules:
	–	Schedule I – Summary of Investments – Other than Investments in Related Parties
	–	Schedule III – Supplementary Insurance Information
	–	Schedule IV – Reinsurance
The following financial statements of the Variable Account are filed herewith.
1.	Report of Independent Registered Public Accounting Firm
2.	Statements of Assets and Liabilities – December 31, 2017
3.	Statements of Operations – For the year or periods ended December 31, 2017
4.	Statements of Changes in Net Assets – For the years or periods ended December 31, 2017 and 2016
5.	Notes to the Financial Statements and the financial highlights for each of the years or periods in the five-year period then ended – December 31, 2017
b.	Exhibits
1.
Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account, dated May 31, 1985 incorporated by reference as exhibit EX-99.B1. from Registrant's initial filing on Form N-4 (File Nos. 333-06709 and 811-05618), electronically filed on June 25, 1996.

2.	Not Applicable
3.	a.
Principal Underwriter Agreement by and between North American Life and Casualty Company on behalf of NALAC Financial Plans, Inc. dated September 14, 1988 incorporated by reference as exhibit EX-99.B3.a. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-06709 and 811-05618), electronically filed on December 13, 1996.
 (North American Life and Casualty Company is the predecessor to Allianz Life Insurance Company of North America. NALAC Financial Plans, Inc., is the predecessor to USAllianz Investor Services, LLC, which is the predecessor to Allianz Life Financial Services, LLC.)

b.
Broker-Dealer Agreement (amended and restated) between Allianz Life Insurance Company of North America and Allianz Life Financial Services, LLC, dated June 1, 2010 incorporated by reference as exhibit EX-99B3b. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

c.
The current specimen of the selling agreement between Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, and retail brokers which offer and sell the Contracts to the public is incorporated by reference as exhibit EX-99.B3.b. from Registrant's initial filing on Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on May 19, 2006.The underwriter has executed versions of the agreement with approximately 2,100 retail brokers.

4.	a.
Individual Variable Annuity "Base" Contract-L40534 incorporated by reference as exhibit EX-99.B4.a. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on November 19, 2012.

b.
Individual Variable Annuity "Bonus" Contract-L40535 incorporated by reference as exhibit EX-99.B4.b. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on November 19, 2012.

c.
Income Protector Rider-S40844 incorporated by reference as exhibit EX-99.B4.c. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on November 19, 2012.

d.
Income Protector Charge Lock Option Rider-S40882 and Contract Schedule-S40884 incorporated by reference as exhibit EX-99.B4.d. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on May 1, 2013.

e.
Income Focus Rider –S40848 incorporated by reference as exhibit EX-99.B4.d. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on November 19, 2012.

f.
Income Focus Charge Lock Option Rider-S40881 and Contract Schedule-S40883 incorporated by reference as exhibit EX-99.B4.f. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on May 1, 2013.

g.
Investment Protector Rider-S408052 incorporated by reference as exhibit EX-99.B4.e. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on November 19, 2012.

h.
Quarterly Value Death Benefit Rider-S40857 incorporated by reference as exhibit EX-99.B4.f. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on November 19, 2012.

i.
Vision Contract Schedules-S40832, S40833, S40834, S40835, S40845, S40849, S40854, S40858 combined incorporated by reference as exhibit EX-99.B4.g. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on November 19, 2012.

j.
Investment Option Contract Schedules- S40847, S40851, S40856, S40860 combined incorporated by reference as exhibit EX-99.B4.h. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on November 19, 2012.

k.
Asset Allocation Rider-Investment Protector-S40853 incorporated by reference as exhibit EX-99.B4.i. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on November 19, 2012.

l.
Waiver of Withdrawal Charge Rider-S40749 incorporated by reference as exhibit EX-99.B4.f. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 9, 2007.

m.
Inherited IRA/Roth IRA Endorsement-S40713 incorporated by reference as exhibit EX-99.B4.q. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on September 25, 2006.

n.
Roth IRA Endorsement-S40342 incorporated by reference as exhibit EX-99.B4.l. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on September 25, 2006.

o.
IRA Endorsement-S40014 incorporated by reference as exhibit EX-99.B4.g. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

p.
Unisex Endorsement-(S20146) incorporated by reference as exhibit EX-99.B4.h. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

q.
Pension Plan and Profit Sharing Plan Endorsement-S20205 incorporated by reference as exhibit EX-99.B4.i. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

r.
403(b) Endorsement-S30072(4-99) incorporated by reference as exhibit EX-99.B4.k. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

5.	a.
Application for Ind. Var. Annuity Contract-F60002 incorporated by reference as exhibit EX-99.B5.a. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on November 19, 2012.

6.	s.
The Restated Articles of Incorporation of the Company (as amended August 1, 2006) incorporated by reference as exhibit EX-99.B6.i. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

(ii).
The Restated Bylaws of the Company (as amended August 1, 2006) incorporated by reference as exhibit EX-99.B6.ii. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

7.	Not Applicable
8.	a.
22c-2 Agreements incorporated by reference as exhibit EX-99.B8.a. from Post-Effective Amendment No. 20 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on April 24, 2008.

b.
22c-2 Agreement-BlackRock Distributors, Inc. incorporated by reference as exhibit EX-99.B8.b. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 3, 2009.

c.
Participation Agreement between BlackRock Series Fund, Inc., BlackRock Distributors, Inc., Allianz Life Insurance Co. of North America, and Allianz Life Financial Services, LLC, dated May 1, 2008 incorporated by reference as exhibit EX-99.B8.c. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 3, 2009.

d.
Administrative Services Agreement between BlackRock Advisors, LLC and Allianz Life, dated May 1, 2008 incorporated by reference as exhibit EX-99.B8.d. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 3, 2009.

e.
Participation Agreement between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Allianz Life Insurance Company of North America, dated 11/1/1999 incorporated by reference as exhibit EX-99.B8.e. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

	f.	-
Amendment to Participation Agreement between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Allianz Life Insurance Company of North America dated 5/1/08 incorporated by reference as exhibit EX-99.B8.f. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 3, 2009.

	g.	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Allianz Life Insurance Company of North America dated 9/3/2015 incorporated by reference as exhibit EX-99.B8.g. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 19, 2016.

h.
Participation Agreement & Amendment between Fidelity Distributors Corporation and Allianz Life Insurance Company of North America, dated 09/29/10 incorporated by reference as exhibit EX-99.B8.q. from Post-Effective Amendment No. 17 to Registrant's Form N-4 (File Nos. 333-145866 and 811-05618), electronically filed on December 20, 2010.

	i.	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between Fidelity Distributors Corporation and Allianz Life Insurance Company of North America, dated 9-1-2015 incorporated by reference as exhibit EX-99.B8.i. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 19, 2016.

j.
Administrative Services Agreement between Franklin Templeton Services LLC and Allianz Life Insurance Company of North America, dated 10/1/2003 incorporated by reference as exhibit EX-99.B8.ac. from Registrant's initial filing on Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on May 19, 2006.

	k.	-
Amendment to Administrative Services Agreement between Franklin Templeton Services LLC and Allianz Life Insurance Company of North America, dated 8/08/2008 incorporated by reference as exhibit EX-99.B8.h. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 3, 2009.

	l.	-
Amendment to Administrative Services Agreement between Franklin Templeton Services LLC and Allianz Life Insurance Company of North America, dated July 16, 2012 incorporated by reference as exhibit EX-99.B8.h. from Post-Effective Amendment No. 4 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on August 21, 2012.

m.
Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of North America and USAllianz Investor Services, LLC (the predecessor to Allianz Life Financial Services, LLC.), and dated 10/1/2003 incorporated by reference as exhibit EX-99.B8.h. from Pre-Effective Amendment No.2 to Registrant's Form N-4 (File Nos. 333-120181 and 811-05618), electronically filed on March 30, 2005.

	n.	-
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of North America and USAllianz Investor Services, LLC (the predecessor to Allianz Life Financial Services, LLC.), dated 5/1/08 incorporated by reference as exhibit EX-99.B8.j. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 3, 2009.

	o.	-
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of North America and Allianz Life Financial Services, LLC., dated January 16, 2014 incorporated by reference as exhibit EX-99.B8.l. from Post-Effective Amendment No. 11 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 28, 2014.

	p.	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of North America and Allianz Life Financial Services, LLC., dated 9/1/2015 incorporated by reference as exhibit EX-99.B8.p. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 19, 2016.

q.
Participation Agreement between Allianz Life Insurance Company of North America, JPMorgan Insurance Trust, JPMorgan Investment Advisers Inc., JPMorgan Investment Management Inc., and JPMorgan Funds Management Inc., dated April 24, 2009 incorporated by reference as exhibit EX-99.B8.v. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-180720 and 811-05618) electronically filed on July 27, 2012.

	r.	-
Amendment to Participation Agreement between Allianz Life Insurance Company of North America, JPMorgan Insurance Trust, JPMorgan Investment Advisers Inc., JPMorgan Investment Management Inc., and JPMorgan Funds Management Inc., dated July 1, 2012 incorporated by reference as exhibit EX-99.B8.aa. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

	s.	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between JPMorgan Insurance Trust, J. P. Morgan Investment Management Inc., JPMorgan Funds Management, Inc., and Allianz Life Insurance Company of North America, dated 9/1/2015 incorporated by reference as exhibit EX-99.B8.s. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 19, 2016.

t.
Service Agreement between Allianz Life Insurance Company of North America, JPMorgan Investment Advisers Inc., and JPMorgan Investment Management Inc., dated April 24, 2009 incorporated by reference as exhibit EX-99.B8.w. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-180720 and 811-05618) electronically filed on July 27, 2012.

u.
Participation Agreement between Allianz Life Insurance Company of North America, MFS Variable Insurance Trust, MFS Variable Insurance Trust II and MFS Fund Distributors, Inc., dated August 1, 2012 incorporated by reference as exhibit EX-99.B8.ag. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

v.
Fund/SERV and Networking Supplement to Participation Agreement between Allianz Life Insurance Company of North America, MFS Variable Insurance Trust, MFS Variable Insurance Trust II and MFS Fund Distributors, Inc., dated August 1, 2012 incorporated by reference as exhibit EX-99.B8.ah. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

	w.	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Fund Distributors, Inc., and Allianz Life Insurance Company of North America, dated 9/1/2015 incorporated by reference as exhibit EX-99.B8.w. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 19, 2016..

x.
Administrative Service Agreement between OpCap Advisors LLC and Allianz Life Insurance Company of North America, dated 5/1/2006 incorporated by reference as exhibit EX-99.B8.aj. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on September 25, 2006.

y.
Administrative Services Agreement between PIMCO Variable Insurance Trust and Allianz Life Insurance Company of North America dated December 4, 2009 and Amendment dated April 1, 2012 incorporated by reference as exhibit EX-99.B8.v. from Post-Effective Amendment No. 9 to Registrant's Form N-4 (File Nos. 333-171427 and 811-05618), electronically filed on June 7, 2012.

z.
Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC, dated 12/1/1999 incorporated by reference as exhibit EX-99.B8.i. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

	aa.	-
Amendments to Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC, dated 4/1/00, 11/5/01, 5/1/02, 5/1/03, 4/30/04, 4/29/05 incorporated by reference as exhibit EX-99.B8.w. from Post-Effective Amendment No. 18 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on April 23, 2007.

	ab.	-
Amendment dated May 1, 2011 to the Participation Agreement dated December 1, 1999, between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust, and PIMCO Investments LLC, incorporated by reference as exhibit EX-99.B8.p. from Post-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-171427 and 811-05618), electronically filed on October 17, 2011.

	ac.	-
Amendment dated April 30, 2012 to Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust and PIMCO Investments LLC (formerly Allianz Global Investors Distributiors LLC) dated December 1, 1999 incorporated by reference as exhibit EX-99.B8.q. from Post-Effective Amendment No. 7 to Registrant's Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on April 6, 2012.

	ad.	-
Amendment dated September 1, 2012 to Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust and PIMCO Investments LLC (formerly Allianz Global Investors Distributiors LLC) dated December 1, 1999 incorporated by reference as exhibit EX-99.B8.y. from Post-Effective Amendment No. 34 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on February 4, 2013.

	ae.	-
Amendments to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between PIMCO Variable Insurance Trust, PIMCO Equity Series VI, PIMCO Investments LLC, and Allianz Life Insurance Company of North America, dated 10/12/2015 incorporated by reference as exhibit EX-99.B8.ae. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 19, 2016..

af.
Investor Services Agreement between Pacific Investment Management Company (PIMCO) and Allianz Life Insurance Company of North America, dated June 1, 2009 and Amendment dated 5-1-2011 incorporated by reference as exhibit EX-99.B8.t. from Post-Effective Amendment No. 7 to Registrant's Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on April 6, 2012.

	ag.	-
Amendment  dated 4-30-2012 to Investor Services Agreement between Pacific Investment Management Company (PIMCO) and Allianz Life Insurance Company of North America, dated June 1, 2009 incorporated by reference as exhibit EX-99.B8.u. from Post-Effective Amendment No. 7 to Registrant's Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on April 6, 2012.

	ah.	-
Amendment  dated September 1, 2012 to Investor Services Agreement between Pacific Investment Management Company (PIMCO) and Allianz Life Insurance Company of North America, dated June 1, 2009 incorporated by reference as exhibit EX-99.B8.z. from Post-Effective Amendment No. 34 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on February 4, 2013.

	ai.	-
Amended and Restated Services Agreement between Pacific Investment Management Company LLC and Allianz Life Insurance Company of North America, dated 01/01/2007 incorporated by reference as exhibit EX-99.B8.u. from Post-Effective Amendment No. 18 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on April 23, 2007.

aj.
Participation Agreement between Premier VIT, Allianz Life Insurance Company of North America and Allianz Global Investors Distributors LLC, dated 5/1/2006 incorporated by reference as exhibit EX-99.B8.ai. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on September 25, 2006.

ak.
Participation Agreement between Allianz Life Insurance Company of North America, Premier Multi-Series VIT and Allianz Global Investors Distributors LLC, dated April 28, 2014 incorporated by reference as exhibit EX-99.B8.aa. from Post-Effective Amendment No. 11 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 28, 2014.

al.
Distribution Services Agreement between Allianz Life Insurance Company of North America and Allianz Global Investors Distributors, LLC, dated 01/01/2007 incorporated by reference as exhibit EX-99.B8.x. from Post-Effective Amendment No. 18 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on April 23, 2007.

	am.	-
Amendment dated March 5, 2015 to Shareholder Services Agreement between Allianz Global Investors Distributors LLC and Allianz Life Financial Services, LLC incorporated by reference as exhibit EX-99.B8.ab. from Post-Effective Amendment No. 13 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 13, 2015.

9.*	Opinion and Consent of Counsel
10.*	Consent of Independent Registered Public Accounting Firm
11.	Not Applicable
12.	Not Applicable
13.	a.
Power of Attorney- White, Gaumond, Hunt, Terzariol, Clark, Frank, Walker, incorporated by reference as exhibit EX-99.B13.a. from Registrant's initial filing on Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on February 1, 2018

*	Filed herewith

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR
Unless noted otherwise, all officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
The following are the Officers and Directors of the Company:

Name and Principal Business Address	Positions and Offices with Depositor
Walter R. White	Director, President and Chief Executive Officer
William E. Gaumond	Director, Senior Vice President, Chief Financial Officer, and Treasurer
Thomas P. Burns	Senior Vice President, Chief Distribution Officer
Neil H. McKay	Senior Vice President, Chief Actuary
Gretchen Cepek	Senior Vice President, General Counsel, and Secretary
Todd M. Hedtke	Senior Vice President, Chief Investment Officer
Catherine A. Mahone	Senior Vice President, Chief Administrative Officer
Nancy E. Jones	Senior Vice President, Chief Marketing Officer
Brent M. Hipsher	Vice President, Controller
Suzanne D. Zeller	Senior Vice President, Human Resources
Jacqueline Hunt Allianz SE Königinstraße 28 80802 München Germany	Director and Board Chair
Udo Frank 47628 Todd Eymann Road Miramonte, CA 93641	Director
Ronald M. Clark 14401 N. Giant Saquaro Place Oro Valley, AZ 85755	Director
Kevin E. Walker 14092 N. Bright Angel Trail Marana, AZ 85658	Director

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
ALLIANZ SE AFFILIATED COMPANIES AS OF 1-22-2018

Allianz
Allianz SE
Page 6
AMOS International B.V.** Netherlands
Allianz Global Corporate & Specialty SE Germany
Allianz Foundation for North America California
Allianz Europe B.V. Netherlands
Allianz Finance Corporation Delaware
Allianz Finanzbeteiligungs GmbH
74.47%
25.53%
Allianz Asset Management AG
Allianz Asset Management of America Holdings Inc.
AGCS International Holding B.V. Netherlands
.001%
99.999%
Allianz Mexico, S.A. Compania De Seguros Mexico
Allianz of America, Inc Delaware
20% (Common)
100% (Non-Voting Preferred)
80% (Common)
66.7%
99.8%
0. 1% Managing Member
Allianz Global Risks US Insurance Company Illinois
33.3%
Allianz Renewable Energy Partners of America LLC Delaware
San Francisco Reinsurance Company California
Allianz Life Insurance Company of North America Minnesota
Allianz Asset Management of America LLC Delaware
0.1%
Page 2
Fireman's Fund Insurance Company California
Page 4
Page 5
Page 3
5%
95%
PFP Holdings, Inc. Delaware
Allianz Real Estate of America LLC Delaware
AZOA Services Corporation New York
Allianz Capital Partners of America, Inc. Delaware
Allianz Technology of America, Inc. Delaware
P & C Insurance Company
Life Insurance Company

** Various Non-US Intermediaries are not shown

Note: Subsidiary relationships are 100% owned except where indicated

1

As of 01/22/2018

 1      Allianz SE  Allianz Europe B.V. Netherlands  Allianz Foundation for North AmericaCalifornia  Allianz Asset Management of America LLCDelaware  Allianz Mexico, S.A. Compania De Seguros Mexico  Allianz Life Insurance Company of North America Minnesota  PFP Holdings, Inc.Delaware  AZOA Services CorporationNew York  Allianz Global Risks US Insurance Company Illinois  Allianz Renewable Energy Partners of America LLC Delaware            0. 1% Managing Member  99.8%  99.999%  Allianz Real Estate of America LLC Delaware  Allianz Technology of America, Inc.Delaware  Allianz of America, IncDelaware  Allianz Finance CorporationDelaware    .001%    Allianz Finanzbeteiligungs GmbH  Allianz Asset Management AG  Allianz Asset Management of America Holdings Inc.    74.47% 25.53%  ** Various Non-US Intermediaries are not shown  Allianz Capital Partners of America, Inc.Delaware  Fireman’s Fund Insurance Company California    Page 2  Page 4  Page 35%  San Francisco Reinsurance CompanyCalifornia  66.7%  33.3%  AMOS International B.V.** Netherlands  95%  P & C Insurance CompanyLife Insurance Company  Page 6  0.1%            AGCS International Holding B.V.Netherlands      Allianz Global Corporate & Specialty SEGermany      20% (Common)100% (Non-VotingPreferred)  80% (Common)                                                              Page 5        Note: Subsidiary relationships are 100% owned except where indicated  As of 01/22/2018

 Wm.H. McGee& Company of Puerto Rico, Inc.Puerto Rico  Allianz Global Corporate& Specialty of Bermuda LimitedBermuda  Wm.H. McGee& Company (Bermuda) LTD. Bermuda      P & C Insurance Company                2  Note: Subsidiary relationships are 100% owned except where indicated  As of 01/22/2018  Allianz Global Risks US Insurance Company Illinois  Wm. H. McGee& Co. Inc.New York  AGCS Marine Insurance Company Illinois  Allianz Underwriters Insurance Company Illinois    Fireman’s Fund Insurance Company California        1739908 Ontario, Inc.Canada          Allianz Risk Consulting, LLC California              AIM Underwriting Ltd.Canada    Allianz Aviation Managers, LLC New York

Fireman's Fund Insurance Company California
American Automobile Insurance Company Missouri
Associated Indemnity Corporation California
Chicago Insurance Company Illinois
Fireman's Fund Insurance Company of Ohio Ohio
Interstate Fire & Casualty Company Illinois
National Surety Corporation Illinois
The American Insurance Company Ohio
Fireman's Fund Insurance Company of Hawaii, Inc. Hawaii
Fireman's Fund Indemnity Corporation New Jersey
13.98%
Par Holdings LTD Bermuda
Fireman's Fund Financial Services, LLC Delaware
International Film Guarantors LLC California

P & C Insurance Company

Note: Subsidiary relationships are 100% owned except where indicated

3

As of 01/22/2018

   Fireman’s Fund Insurance Company California    Fireman’s Fund Financial Services, LLC Delaware      Chicago Insurance Company Illinois      Interstate Fire &  Casualty Company Illinois    International Film Guarantors LLCCalifornia      Fireman’s Fund Insurance Company of OhioOhio      National Surety Corporation Illinois      Associated Indemnity Corporation California      Fireman’s Fund Insurance Companyof Hawaii, Inc.Hawaii      Fireman’s Fund Indemnity Corporation New Jersey      The American Insurance Company Ohio    Par Holdings LTDBermuda      American Automobile Insurance Company Missouri                              P & C Insurance Company      13.98%  3  Note: Subsidiary relationships are 100% owned except where indicated  As of 01/22/2018

   4  As of 01/22/2018    AZL PFInvestments, Inc.(Minnesota)    Allianz Life Financial Services, LLC(Minnesota)    Allianz Investment Management, LLC (Minnesota)    Yorktown Financial Companies, Inc. (Indiana)    Questar Capital Corporation (Minnesota)    Questar Asset Management Inc. (Minnesota)    Questar Agency, Inc. (Minnesota)    Allianz Life Insurance Company of New York (New York)    Allianz Individual Insurance Group, LLC (Minnesota)      Dresdner Kleinwort Pfandbriefe Investments II, Inc. (Delaware)                  Allianz Fund Investments, Inc. (Delaware)        Inforce Solutions, LLC (Georgia)      Allianz Life Insurance Company of New York (New York)      Allianz Life Insurance Company of Missouri (Missouri)      Allianz Annuity Company of Missouri(Missouri)              Life Insurance Company  Note: Subsidiary relationships are 100% owned except where indicated        TruChoice Financial Group, LLC (Minnesota)      Allianz Life Insurance Company of North America(Minnesota)  Organization Chart          GamePlan Financial Marketing, LLC (Georgia)    The Annuity Store Fin. & Ins. Services, LLC (California)        American Financial Marketing, LLC (Minnesota)    Ann Arbor Annuity Exchange, LLC (Michigan)

U.S. Asset Management Entities and Ownership

CONFIDENTIAL

Allianz SE
[Munich]
DE0001
100%
100%
Allianz Europe B.V.
[Amsterdam]
NL0175
Allianz Finanzbeteiligungs GmbH
[Munich]
DE0181
100%
Allianz of America, Inc.
[Delaware]
US0024
74.47%
25.53%
Allianz Asset Management AG
[Munich]
DE0020
99.8% "A" Non-Managing Interest
100%
Oppenheimer Group, LLC
[Delaware] BU 0570
100%
PFP Holdings, Inc.
[Delaware]
BU 1055
100%
PIMCO Deutschland GmbH
[Munich]
BU 1230
100%
100%
0.1% "A" Non-Managing Interest
Allianz Asset Management of America Holdings Inc.
[Delaware]
BU 1070
Allianz Asset Management U.S. Holding II LLC
[Delaware]
BU 1800
"E" LP
0.1% "B" Managing Interest
Allianz Asset Management of America LLC
[Delaware]
BU 1060
2.5% "B"
GP
11.9% "B" and "M"
"A" and "E" LP
Allianz Asset Management of America L.P.
[Delaware]
BU 0100
100%
Allianz Global Investors U.S. Holdings LLC
[Delaware]
BU 0106
Units Not Held by Allianz Entities
81.3% "A"
4.3 "M"
100%
100%
Allianz Global Investors U.S. LLC
[Delaware]
BU 0105
Allianz Global Investors Distributors LLC [Delaware]
BU 0300
Pacific Investment Management Company LLC
[Delaware]
BU 0200
100%
100%
100%
100%
100%
PIMCO Global Holdings LLC
[Delaware]
BU 0250
StocksPLUS Management Inc.
[Delaware]
BU 0220
PIMCO Investments LLC
[Delaware]
BU 0210
PIMCO Global Advisors (Luxembourg) S.A.
[Luxembourg]
BU 0246
NFJ Investment Group LLC
[Delaware]
BU 0800
Private Fund GPs / Management Entities / Fund Entities
Private Fund GPs / Management Entities / Fund Entities
99%
1%
100%
1%
99%
PIMCO Global Advisors LLC
[Delaware]
BU 0400
PIMCO Canada Corp.
[Nova Scotia]
BU 0260
PIMCO Latin America Administradora de Carteiras Ltda.
[Brazil]
BU 0270
100%
PGA Global Services LLC
[Delaware]
BU 0405
Hong Kong Branch: BU 0590
UK Branch: BU 0560
PIMCO Global Advisors (Resources) LLC
[Delaware]
BU 0410
PIMCO Australia Pty Limited
[Australia]
BU 0430
PIMCO Australia Management Limited
[Australia] BU 0435
PIMCO Asia Pte Ltd
[Singapore]
BU 0440
PIMCO Asia Limited
[Hong Kong]
BU 0490
PIMCO Europe Ltd
[UK]
BU 0460
Italy Branch BU 0475
PIMCO (Schweiz) GmbH
[Switzerland]
BU 0425
PIMCO Japan Ltd
[BVI]
BU 0450
PIMCO Global Advisors (Ireland) Limited
[Ireland] BU 0470

Key:

Effective December 31, 2016

Page 5
as of 01/22/2018

 U.S. Asset Management Entities and Ownership  CONFIDENTIAL  Key:  Page 5as of 01/22/2018Effective December 31, 2016              Allianz SE [Munich] DE0001      Allianz Global Investors U.S. Holdings LLC  [Delaware]BU 0106  Allianz Global Investors Distributors LLC [Delaware]BU 0300      PIMCO Global Advisors (Ireland)Limited [Ireland] BU 0470      PIMCO Japan Ltd[BVI]BU 0450      PIMCO Global Advisors LLC[Delaware]BU 0400      PIMCO Global Advisors (Resources) LLC [Delaware]BU 0410      PIMCOAustralia Pty Limited [Australia] BU 0430      PIMCO Asia Pte Ltd[Singapore]BU 0440  PIMCO Europe Ltd[UK]BU 0460Italy Branch BU 0475      NFJ Investment Group LLC[Delaware]BU 0800      Pacific Investment Management Company LLC[Delaware]BU 0200      StocksPLUS Management Inc.  [Delaware]BU 0220                  99%  100%      Allianz Global Investors U.S. LLC[Delaware]BU 0105                                                    PIMCO Global Holdings LLC[Delaware]BU 0250      PIMCO Canada Corp.[Nova Scotia]BU 0260  100%      100%      100%    81.3% "A"  4.3 "M"  100%          PIMCO Asia Limited [Hong Kong] BU 0490            100%                  PIMCO (Schweiz) GmbH [Switzerland]BU 0425                                    PIMCO Investments LLC[Delaware]  BU 0210          PIMCO Global Advisors (Luxembourg) S.A.  [Luxembourg]BU 0246          100%  100%        PIMCOLatin America Administradora de Carteiras Ltda. [Brazil]BU 0270              99%  100%  1%                      1%          PGA Global Services LLC[Delaware]BU 0405Hong Kong Branch: BU 0590 UK Branch: BU 0560      "A" and "E" LPAllianz Asset Management of America L.P.[Delaware]BU 0100100%  Allianz Asset Management AG[Munich]DE0020  Allianz Asset Management of America LLC[Delaware]BU 1060  Units Not Held by Allianz Entities  Allianz of America, Inc.[Delaware]  US0024  Allianz Asset Management of America Holdings Inc.[Delaware]BU 1070  "E" LP  99.8% "A" Non-Managing Interest  74.47%  100%  Allianz Asset Management U.S. Holding II LLC[Delaware]BU 1800  100%  2.5% "B"  11.9% "B" and "M"  PIMCO Deutschland GmbH[Munich]BU 1230  100%  Allianz Europe B.V. [Amsterdam] NL0175100%  100%            0.1% "A" Non-Managing Interest          Private Fund GPs / Management Entities / Fund Entities    0.1% "B" Managing Interest  100%  Oppenheimer Group, LLC [Delaware] BU 0570      100%      PIMCOAustralia Management Limited [Australia] BU 0435      100%  25.53%  GP          Private Fund GPs / Management Entities / Fund Entities    SEC-Registered Investment Adviser  SEC-Registered Broker-Dealer  Non-U.S. Investment Adviser  Non-U.S. Broker-Dealer  Non-U.S. Investment Adviser and Non-U.S. Broker-Dealer  Non-adviser/broker companies  Accounting not handled by AAM LP      PFP Holdings, Inc.[Delaware]BU 1055            Allianz Finanzbeteiligungs GmbH[Munich]DE0181

Allianz SE
Munich, Germany
AZ-Arges Vermogensverwaltungsgesellschaft MBH
Munich, Germany
Allianz Global Corporate & Specialty AG
Munich, Germany
Allianz Europe Ltd.
Amsterdam, Netherlands
Allianz Europe B.V.
Amsterdam, Netherlands
Allianz Risk Transfer AG
Zurich, Switzerland
A.C.I.F. Allianz Compagnia Italia Finanziamenti S.p.A.
Milan, Italy
Allianz Holding France S.A.
Paris, France
Allianz Risk Transfer, Inc.
New York, NY
Allianz Worldwide Partners S A.S.***
Paris, France
Page 7
Allianz France S.A.
Paris, France
**
Euler Hermes S.A.
Paris, France
Euler Hermes North America Holding, Inc.
Owings Mills, Maryland, United States
50%
50%
Fusion Company
Delaware
Euler Hermes North America Insurance Company
Owings Mills, Maryland, United States
Euler Hermes Services North America, LLC
Owings Mills, Maryland, United States
Euler Hermes Collections North America Company
Owings Mills, Maryland, United States

P & C Insurance Company

** Various Non-US Intermediaries are not shown

***f/k/a Allianz Global Assistance S.A.S.

Note: Subsidiary relationships are 100% owned except where indicated

6

As of 01/22/2018

 6  Allianz Worldwide Partners S.A.S.***Paris, France  Euler Hermes S.A.Paris, France            ** Various Non-US Intermediaries are not shown***f/k/a Allianz Global Assistance S.A.S.Note: Subsidiary relationships are 100% owned except where indicated  Allianz SEMunich, Germany  **  Fusion CompanyDelaware  AZ-Arges Vermogensverwaltungsgesellschaft MBH  Munich, Germany      50%  50%                  Page 7      P & C Insurance Company                As of 01/22/2018  Allianz Europe B.V.Amsterdam, Netherlands            Allianz Holding France S.A.Paris, France            Allianz France S.A.Paris, France      Allianz Europe Ltd.Amsterdam, Netherlands        A.C.I.F. Allianz Compagnia Italia Finanziamenti S.p.A.Milan, Italy    Euler Hermes North America Holding, Inc.Owings Mills, Maryland, United States            Euler Hermes North America Insurance CompanyOwings Mills, Maryland, United States            Euler Hermes Services North America, LLCOwings Mills, Maryland, United States            Euler Hermes Collections North America CompanyOwings Mills, Maryland, United States        Allianz Global Corporate & Specialty AGMunich, Germany        Allianz Risk Transfer AGZurich, Switzerland        Allianz Risk Transfer, Inc.New York, NY

Allianz SE
Munich, Germany
100%
Allianz Worldwide Partners S.A.S.
Paris, France (Branch Office: Germany)
AWP P&C S.A.**
Paris, France
*
AWP USA Inc.***
District of Columbia, USA
Jefferson Insurance Company
New York, USA
AGA Service Company
Virginia, USA
AZGA Service Canada Inc.
Canada
AZGA Insurance Agency Canada, Ltd.
Canada
Selectcare Worldwide Corporation
Canada
50%
Fusion Company
Delaware, USA

P & C Insurance Company

7

As of 01/22/2018

 7  Allianz SEMunich, Germany          100%Allianz Worldwide Partners S.A.S.Paris, France (Branch Office: Germany)  AWP P&C S.A.**Paris, France  AWP USA Inc.***District of Columbia, USA  Jefferson Insurance CompanyNew York, USA  AGA Service CompanyVirginia, USA  AZGA Service Canada Inc.Canada  AZGA Insurance Agency Canada, Ltd.Canada  Fusion CompanyDelaware, USA                  P & C Insurance Company* Allianz Worldwide Partners participations ~ 100%** f/k/a AGA International S.A.*** f/k/a AGA Inc.  Note: Various Non-US Intermediaries are not shownNote: Subsidiary relationships are 100% owned except where indicated  *  50%  Selectcare Worldwide CorporationCanada        As of 01/22/2018

ITEM 27. NUMBER OF CONTRACT OWNERS
As of March 29, 2018, there were 92,667 qualified and 34,836 non-qualified Allianz Vision Contract Owners with Contracts in the Separate Account.

ITEM 28. INDEMNIFICATION
Indemnification provision, as required by the '33 Act, Rule 484
The Bylaws of the Insurance Company provide:
ARTICLE XI. INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES
SECTION 1. RIGHT TO INDEMNIFICATION:
(a)
Subject to the conditions of this Article and any conditions or limitations imposed by applicable law, the Corporation shall indemnify any employee, director or officer of the Corporation (an "Indemnified Person") who was, is, or in the sole opinion of the Corporation, may reasonably become a party to or otherwise involved in any Proceeding by reason of the fact that such Indemnified Person is or was:

	(i)	a director of the Corporation; or
	(ii)	acting in the course and scope of his or her duties as an officer or employee of the Corporation; or
	(iii)	rendering Professional Services at the request of and for the benefit of the Corporation; or
(iv)
serving at the request of the Corporation as an officer, director, fiduciary or member of another corporation, association, committee, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Outside Organization").

(b)	Notwithstanding the foregoing, no officer, director or employee shall be indemnified pursuant to these bylaws under the following circumstances:
	(i)	in connection with a Proceeding initiated by such person, in his or her own personal capacity, unless such initiation was authorized by the Board of Directors;
	(ii)	if a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful;
	(iii)	for acts or omissions involving intentional misconduct or knowing and culpable violation of law;
(iv)
for acts or omissions that the Indemnified Person believes to be contrary to the best interests of the Corporation or its shareholders or that involve the absence of good faith on the part of the Indemnified Person;

	(v)	for any transaction for which the Indemnified Person derived an improper personal benefit;
(vi)
for acts or omissions that show a reckless disregard for the Indemnified Person's duty to the Corporation or its shareholders in circumstances in which the Indemnified Person was aware or should have been aware, in the ordinary course of performing the Indemnified Person's duties, of the risk of serious injury to the Corporation or its shareholders;

	(vii)	for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the Indemnified Person's duties to the Corporation or its shareholders;
	(viii)	in circumstances where indemnification is prohibited by applicable law;
(ix)
in the case of service as an officer, director, fiduciary or member of an Outside Organization, where the Indemnified Person was aware or should have been aware that the conduct in question was outside the scope of the assignment as contemplated by the Corporation.

SECTION 2. SCOPE OF INDEMNIFICATION:
(a)
Indemnification provided pursuant to Section 1(a)(iv) shall be secondary and subordinate to indemnification or insurance provided to an Indemnified Person by an Outside Organization or other source, if any.

(b)
Indemnification shall apply to all reasonable expenses, liability and losses, actually incurred or suffered by an Indemnified Person in connection with a Proceeding, including without limitation, attorneys' fees and any expenses of establishing a right to indemnification or advancement under this article, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and all interest, assessments and other charges paid or payable in connection with or in respect of such expense, liability and loss.

(c)
Such indemnification shall continue as to any Indemnified Person who has ceased to be an employee, director or officer of the Corporation and shall inure to the benefit of his or her heirs, estate, executors and administrators.

SECTION 3. DEFINITIONS:
(a)	"Corporation" for the purpose of Article XI shall mean Allianz Life Insurance Company of North America and all of its subsidiaries.
(b)
"Proceeding" shall mean any threatened, pending, or completed action, suit or proceeding whether civil, criminal, administrative, investigative or otherwise, including actions by or in the right of the Corporation to procure a judgment in its favor.

(c)
"Professional Services" shall mean services rendered pursuant to (i) a professional actuarial designation, (ii) a license to engage in the practice of law issued by a State Bar Institution or (iii) a Certified Public Accountant designation issued by the American Institute of Certified Public Accountants.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Insurance Company pursuant to the foregoing, or otherwise, the Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Insurance Company of expenses incurred or paid by a director, officer or controlling person of the Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS
Allianz Life Financial Services, LLC (previously USAllianz Investor Services, LLC) is the principal underwriter for the Contracts. It also is the principal underwriter for:
Allianz Life Variable Account A
Allianz Life of NY Variable Account C
Allianz Funds
The following are the officers (managers) and directors (Board of Governors) of Allianz Life Financial Services, LLC. All officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297

Name	Positions and Offices with Underwriter
Michael J Brandriet	Governor and President
Thomas Burns	Governor, Chief Executive Officer, and Chief Manager
Catherine A. Mahone	Governor
William E. Gaumond	Governor
Jennifer D. Presnell	Chief Financial Officer and Treasurer
Michael Bailey	Vice President, Chief Compliance Officer
Kristine M. Lord-Krahn	Chief Legal Officer and Secretary
Tracy M. Haddy	Assistant Secretary

For the period 1-1-2017 to 12-31-2017
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Allianz Life Financial Services, LLC	$230,415,545.81	$0	$0	$0
The $230,415,545.81 that Allianz Life Financial Services, LLC received from Allianz Life as commissions on the sale of Contracts issued under Allianz Life Variable Account B was subsequently paid entirely to the third party broker/dealers that perform the retail distribution of the Contracts and, therefore, no commission or compensation was retained by Allianz Life Financial Services, LLC.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
Allianz Life Insurance Company of North America, at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, maintains physical possession of the accounts, books or documents of the Variable Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.
ITEM 31. MANAGEMENT SERVICES
Not Applicable
ITEM 32. UNDERTAKINGS
a.
Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b.
Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

c.	Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATIONS
Allianz Life Insurance Company of North America ("Company") hereby represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.
The Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance, dated November 28, 1988 (Commission ref. IP-6-88), and that the following provisions have been complied with:
1.
Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;
3.
Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4.
Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Allianz Life Insurance Company of North America on behalf of the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Minneapolis and State of Minnesota, on this 23rd day of April, 2018.
ALLIANZ LIFE VARIABLE ACCOUNT B
 (Registrant)
By: ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
 (Depositor)

By: Stewart D. Gregg
Stewart D. Gregg
 Senior Securities Counsel
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
 (Depositor)
By: WALTER R. WHITE(1)
Walter R. White
 President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 23rd day of April, 2018.
Signature	Title
Walter R. White(1)	Director, President & Chief Executive Officer
Ronald M. Clark(1)	Director
Jacqueline Hunt(1)	Director and Board Chair
Udo Frank(1)	Director
William E. Gaumond(1)	Director, Senior Vice President, Chief Financial Officer and Treasurer
Kevin E. Walker(1)	Director
(1)	By Power of Attorney incorporated by reference as exhibit EX-99.B13.a. from Registrant's initial filing on Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on February 1, 2018.

By: Stewart D. Gregg
Stewart D. Gregg
 Senior Securities Counsel

EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 19
 TO FORM N-4
(FILE NOS. 333-182987 AND 811-05816)
 ALLIANZ LIFE VARIABLE ACCOUNT B
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
INDEX TO EXHIBITS
EX-99. A	Financial Statements
EX-99.B9.	Opinion and Consent of Counsel
EX-99.B10.	Consent of Independent Registered Public Accounting Firm